EXHIBIT 10.2

AMENDMENT TO SETTLEMENT AGREEMENT

This amendment to settlement agreement dated July 23, 2009 (which, together with the Exhibits hereto, is referred to as the “Settlement Agreement Amendment”) is entered into by and among the parties to the settlement agreement dated March 28, 2008 (the “2008 Settlement Agreement”) between Ford Motor Company (“Ford”), by and through its attorneys, and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”), by and through its attorneys, and the Class Representatives, on behalf of the Class, by and through Class Counsel, in (1) the class action of Int’l Union, UAW, et al. v. Ford Motor Company, Civil Action No. 07-14845 (E.D. Mich. filed Nov. 9, 2007) (“Hardwick II”), and/or (2) the class action of Int’l Union, UAW, et al. v. Ford Motor Company, Civil Action No. 05-74730, (E.D. Mich. July 13, 2006), aff’d, 497 F.3d 615 (6th Cir. 2007) (“Hardwick I”), and amends the 2008 Settlement Agreement, as of the Amendment Effective Date (as hereinafter defined).

Terms used in the Settlement Agreement Amendment and not otherwise defined herein shall have the same meaning as defined in the Settlement Agreement (as hereinafter defined).

The Final Effective Date under the 2008 Settlement Agreement occurred on August 29, 2008.

With regard to Ford, the UAW and the Class (as defined therein), the 2008 Settlement Agreement (i) resolved and settled all claims that arise in connection with Hardwick II; (ii) resolved and settled all claims, motions and other issues pertaining to or remaining in Hardwick I; (iii) amended, superseded or otherwise supplanted the Hardwick I Settlement Agreement; and (iv) provided the basis upon which the judgment entered July 13, 2006 in Hardwick I shall be satisfied, superseded or amended as necessary to give full force and effect to the terms of the 2008 Settlement Agreement.  The 2008 Settlement Agreement also resolved and settled any and all claims for Ford contributions to the Existing External VEBA, and provided for the termination of the Existing External VEBA and the transfer of all assets and liabilities of the Existing External VEBA to the New VEBA.

The 2008 Settlement Agreement recognized and approved on the basis set forth therein: (i) the amendment of the Ford Retiree Health Plan to terminate coverage for and exclude from coverage, the Class and the Covered Group (as defined therein); (ii) the transfer of the assets of the Existing Internal VEBA to the New VEBA; (iii) the termination of participation by the Class and the Covered Group under the Existing Internal VEBA; (iv) the termination of the Existing External VEBA in conjunction with the establishment of the New Plan, and the transfer to the New VEBA of all assets and liabilities of the Existing External VEBA; (v) that all claims for Retiree Medical Benefits incurred after the Implementation Date by the Class and the Covered Group, including but not limited to COBRA continuation coverage where such election is (or had been) made on or after retirement and any coverage provided on a self-paid basis in retirement, shall be solely the responsibility and liability of the New Plan and the New VEBA; (vi) the Committee’s designation under the New Plan and New VEBA as named fiduciary and administrator of the New Plan; (vii) that the New Plan shall replace the Ford Retiree Health Plan with respect to the provision of Retiree Medical Benefits to the Class and the Covered Group; (viii) that the New VEBA shall receive certain payments and other consideration as described therein from the Existing Internal VEBA, the Existing External VEBA and Ford; (ix) that Ford’s obligation to pay into the New VEBA is fixed and capped as described therein; and (x) that the New VEBA shall serve as the exclusive funding mechanism for the New Plan.

This Settlement Agreement Amendment is entered into by the parties to the 2008 Settlement Agreement to implement certain amendments that the parties agree are necessary to provide funding for the provision of Retiree Medical Benefits to the Class and the Covered Group as contemplated by the 2008 Settlement Agreement. In connection with the 2009 negotiations between Ford and the UAW over the terms of certain modifications to the Ford-UAW National Agreements, the UAW and its financial advisors engaged in further review and analysis of Ford’s financial condition in light of the economic conditions facing the automotive industry and the effect thereof on the ability of Ford to meet its payment obligations under the 2008 Settlement Agreement, absent the restructuring of such obligations pursuant to this Settlement Agreement Amendment.  Class Counsel and their financial advisors engaged in similar review and analysis.  The UAW, Class Counsel and their respective financial advisors also analyzed the benefits of the amendments to the 2008 Settlement Agreement provided for herein and the favorable impact of entering into such amendments on the ability of the New VEBA to provide Retiree Medical Benefits over the long term in accordance with the 2008 Settlement Agreement. The UAW and the Class Representatives (on behalf of the Class, by and through Class Counsel) are entering into this Settlement Agreement Amendment based in part on progress by Ford in respect of restructuring actions with other stakeholders including, but not limited to, the restructuring initiatives completed by Ford and Ford Motor Credit Company LLC on or before April 8, 2009 and described in press releases attached as Exhibits 99.1 and 99.2 to the April 6, 2009 filing by Ford on Form 8-K.

This Settlement Amendment Agreement is subject to approval by the Court, and the parties shall request that the Court enter an Amendment Approval Order (as hereinafter defined) approving this Settlement Agreement Amendment and confirming the Court’s approval of the 2008 Settlement Agreement as amended hereby (the “Settlement Agreement”).  After the Amendment Effective Date, in the event of an inconsistency between the Settlement Agreement and any prior agreements or documents, including the 2008 Settlement Agreement prior to giving effect to amendments hereunder, the Memorandum of Understanding between UAW and Ford dated November 3, 2007, and the Term Sheet dated February 23, 2009, as amended on June 23, 2009, the Settlement Agreement shall control.  In the event of any inconsistency between the body of the Settlement Agreement and the exhibits thereto, the Settlement Agreement shall control, unless explicitly stated otherwise in the Settlement Agreement.

1.	Definitions

2008 Settlement Agreement.  The term “2008 Settlement Agreement” is defined in the first paragraph of this Settlement Agreement Amendment.

Amendment Approval Order.  The term “Amendment Approval Order” shall mean an order obtained from the Court approving this Settlement Agreement Amendment, including the Trust Agreement Amendment attached as Exhibit 3 hereto, and confirming the Court’s approval of the Settlement Agreement and exhibits, as amended hereby, as described in Section 3(c)(1) of this Settlement Agreement Amendment.

Amendment Effective Date.  The term “Amendment Effective Date” is defined in Section 3(c) of this Settlement Agreement Amendment.

Amendment Fairness Hearing.  The term “Amendment Fairness Hearing” is defined in Section 3(b) of this Settlement Agreement Amendment.

Settlement Agreement Amendment.  The term “Settlement Agreement Amendment” is defined in the first paragraph of this Settlement Agreement Amendment.

Settlement Agreement.  The term “Settlement Agreement” shall mean the 2008 Settlement Agreement, amended and restated as provided herein.  The Settlement Agreement, after giving effect to the amendments to the 2008 Settlement Agreement effected hereby, is annexed to this Settlement Agreement Amendment as Exhibit 1.

Trust Agreement Amendment.  The term “Trust Agreement Amendment” shall mean an amendment to the Trust Agreement substantially in the form of Exhibit 3 to this Settlement Agreement Amendment.

2.	Amendment to Settlement Agreement

Subject to the terms and conditions herein, the 2008 Settlement Agreement is hereby amended and restated to read in full as provided in Exhibit 1 hereto.  The amendments made to the 2008 Settlement Agreement are highlighted in the version of the Settlement Agreement attached as Exhibit 2 hereto.  In the event of any conflict, Exhibit 1 shall govern.

3.	Certain Procedural Matters

(a)           Consent to Entry of Amendment Approval Order. In consideration of Ford’s entry into the Settlement Agreement and this Settlement Agreement Amendment, and the other obligations of Ford contained therein and herein, the Class Representatives, the Class Counsel and the UAW hereby consent to the entry of the Amendment Approval Order, which, subject to Court approval, shall be binding upon all Class Members pursuant to Rule 23(b)(2) of the Federal Rules of Civil Procedure.

(b)           Submission of the Settlement Agreement and Class Action Notice Order.  The parties shall submit this Settlement Agreement Amendment to the Court and jointly work diligently to have this Settlement Agreement Amendment and the Settlement Agreement approved by the Court as soon as possible.  The parties shall seek from the Court an order (the “Notice Order”) providing that notice of the hearing on the proposed amendment to settlement effected by this Settlement Agreement Amendment (the “Amendment Fairness Hearing”) shall be given at Ford’s expense to the Class by mailing a copy of the notice contemplated in the Notice Order to the Class (as amended), and by publishing a notice approved by the Court in The Detroit News/Free Press weekend edition, and a national newspaper such as USA Today.  Until entry of the Amendment Approval Order, copies of this Settlement Agreement Amendment (including the Settlement Agreement annexed hereto) shall also be made available for inspection by Class Members at the UAW offices in Detroit, Michigan, and at the offices and website of Class Counsel.

(c)           Conditions to Effectiveness of Settlement Agreement Amendment.  This Settlement Agreement Amendment is conditioned upon all of the conditions specified in subparagraphs (1) and (2) of this Section 3(c) having been satisfied and shall become effective only at the time of such satisfaction (the “Amendment Effective Date”), absent which this Settlement Agreement Amendment shall be of no force or effect and the 2008 Settlement Agreement as in effect prior to the date hereof shall continue in force without giving effect to the amendments thereto contained in this Settlement Agreement Amendment.  Additionally, to the extent any changes contained in this Settlement Agreement Amendment require union approvals not already obtained, such changes shall not be implemented until the necessary approvals, if any, are obtained.

(1)           Amendment Approval Order.  The Amendment Approval Order must be entered by the Court approving the amendments to the 2008 Settlement Agreement effected by this Settlement Agreement Amendment and approving the Settlement Agreement in all respects, and as to all parties, including Ford, the UAW, and the Class.  The Amendment Approval Order shall be acceptable in form and substance to Ford, the UAW and Class Counsel.  This condition shall be deemed to have failed upon issuance of an order disapproving this Settlement Agreement Amendment, or upon the issuance of an order approving only a portion of this Settlement Agreement Amendment but disapproving other portions, unless Ford, the UAW and Class Counsel agree otherwise in writing.  Such Amendment Approval Order shall, inter alia, contain the conditions set forth in this Settlement Agreement Amendment and direct the transfer of all the assets and liabilities of the Existing External VEBA into the New VEBA and the termination of the Existing External VEBA.

(2)           Class Certification Order.  An amended class certification order must be entered by the Court amending and re-certifying the Class consistent with the amended definition of the Class contained in Section 1 of the Settlement Agreement.  This condition shall be deemed to have failed upon the Court’s issuance of an order denying a motion to amend the class certification order in such manner or upon issuance of an order amending the class certification order in a manner inconsistent with such amended definition unless Ford, the UAW and Class Counsel agree in writing to such alternative class description and the Settlement Agreement shall have been amended accordingly.

(d)           No Prejudice to Parties.  This Settlement Agreement Amendment and anything occurring in connection with reaching this Settlement Agreement Amendment are without prejudice to Ford, the UAW and the Class.  The parties may use this Settlement Agreement Amendment to assist in securing the Amendment Approval Order.  It is intended that Ford, the UAW, the Committee, the Class Representatives, the Class, Class Counsel and the Covered Group shall not use this Settlement Agreement Amendment, or anything occurring in connection with reaching this Settlement Agreement Amendment, as evidence against Ford, the UAW, the Class or the Covered Group in any circumstance except where the parties are operating under or enforcing the Settlement Agreement, this Settlement Agreement Amendment, the Approval Order or the Amendment Approval Order.

(e)           Termination of Settlement Agreement Amendment and Effect of Termination.

(1)           If an Amendment Approval Order satisfactory to the parties, as described in Section 3(c)(1) of this Settlement Agreement Amendment, is entered by the Court, but overturned in whole or in part on appeal or otherwise, Ford, the UAW, or Class Counsel, acting on behalf of the Class, may terminate this Settlement Agreement Amendment upon 30 days’ written notice to the other parties.

(2)           If any court, agency or other tribunal of competent jurisdiction issues a determination that any part of this Settlement Agreement Amendment is prohibited or unenforceable, Ford, the UAW, or Class Counsel, acting on behalf of the Class, may terminate this Settlement Agreement Amendment by 30 days’ written notice to the other parties.

(3)           In the event this Settlement Agreement Amendment is terminated, this Settlement Agreement Amendment shall cease to be of any further force or effect and the amendments to the 2008 Settlement Agreement effected hereby shall be deemed revoked and null and void as though the Amendment Effective Date had not occurred.  After termination of this Settlement Agreement Amendment, the 2008 Settlement Agreement shall remain in full force and effect in the form in which it was in force immediately prior to the date hereof.

(f)           Miscellaneous.

(1)           As contemplated in Section 26 of the Settlement Agreement and the 2008 Settlement Agreement, the Court shall retain exclusive jurisdiction to resolve any disputes relating to or arising out of or in connection with the enforcement, interpretation or implementation of this Settlement Agreement Amendment.  Each of the parties hereto expressly and irrevocably submits to the jurisdiction of the Court and expressly waives any argument it may have with respect to venue or forum non conveniens.

(2)           This Settlement Agreement Amendment constitutes the entire agreement between the parties regarding the matters set forth herein, and no representations, warranties or inducements have been made to any party concerning this Settlement Agreement Amendment, other than representations, warranties and covenants contained and memorialized in this Settlement Agreement Amendment.

(3)           The captions used in this Settlement Agreement Amendment are for convenience of reference only and do not constitute a part of this Settlement Agreement Amendment and will not be deemed to limit, characterize or in any way affect any provision of this Settlement Agreement Amendment, and all provisions of this Settlement Agreement Amendment will be enforced and construed as if no captions had been used in this Settlement Agreement Amendment.

(4)           The Class Representatives expressly authorize Class Counsel to take all appropriate action required or permitted to be taken by the Class Representatives pursuant to this Settlement Agreement Amendment to effectuate its terms and also expressly authorize Class Counsel to enter into any non-material modifications or amendments to this Settlement Agreement Amendment on behalf of them that Class Counsel deems appropriate from the date this Settlement Agreement Amendment is signed until the Amendment Effective Date; provided, however, that the effectiveness of any such amendment which adversely impacts the level of benefits to any Class Member as well as any material amendment shall be subject to the approval of the Court.

(5)           This Settlement Agreement Amendment may be executed in two or more counterparts.  All executed counterparts and each of them shall be deemed to be one and the same instrument, provided that counsel for the parties to this Settlement Agreement Amendment shall exchange among themselves original signed counterparts.

(6)           No party to this Settlement Agreement Amendment may assign any of its rights hereunder without the prior written consent of the other parties, and any purported assignment in violation of this sentence shall be void. This Settlement Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(7)           Each of Ford, the UAW, Class Representatives, Class Members and the Class Counsel shall do any and all acts and things, and shall execute and deliver any and all documents, as may be necessary or appropriate to effect the purposes of this Settlement Agreement Amendment.

(8)           This Settlement Agreement Amendment shall be construed in accordance with applicable federal laws of the United States of America.

(9)           In the event that any legal or regulatory approvals are required to effectuate the provisions of this Settlement Agreement Amendment, Ford, the UAW, the Class, and Class Counsel shall fully cooperate in securing any such legal or regulatory approvals.

IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement Amendment to be executed by themselves or their duly authorized attorneys.

AGREED:

By:	s/Stephen M. Kulp	Date: July 23, 2009
Stephen M. Kulp (P51555)
1 American Road
Dearborn, Michigan 48126
Tel: (313) 322-3571

COUNSEL FOR DEFENDANT
Ford Motor Company

By:	s/Daniel W. Sherrick	Date: July 23, 2009
Daniel W. Sherrick (P37171)
8000 East Jefferson Avenue
Detroit, MI 48214
Tel: (313) 926-5216

COUNSEL FOR PLAINTIFF INTERNATIONAL UNION, UNITED AUTOMOBILE, AEROSPACE AND AGRICULTURAL IMPLEMENT WORKERS OF AMERICA

By:	s/William T. Payne	Date: July 23, 2009
William T. Payne
Stember Feinstein Doyle & Payne, LLC
Pittsburgh North Office
1007 Mt. Royal Boulevard
Pittsburgh, PA 15222
Tel: (412) 492-8797
wpayne@stargate.net

COUNSEL FOR PLAINTIFFS BOBBY HARDWICK, WALTER BERRY, ARLEN BANKS, FAY BARKLEY, YVONNE HICKS, RAYMOND J. MITCHELL, BRUCE CARRIER AND THE CLASS

EXHIBIT A TO EXHIBIT 10.2

SETTLEMENT AGREEMENT

This settlement agreement (which, together with the Exhibits hereto, is referred to as the “Settlement Agreement”) dated as of July 23, 2009 is an amendment and restatement of the settlement agreement dated March 28, 2008 (the “2008 Settlement Agreement”) between Ford Motor Company (“Ford”), by and through its attorneys, and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”), by and through its attorneys, and the Class Representatives, on behalf of the Class (as defined therein), by and through Class Counsel, in (1) the class action of Int’l Union, UAW, et al. v. Ford Motor Company, Civil Action No. 07-14845 (E.D. Mich. filed Nov. 9, 2007) (“Hardwick II”), and/or (2) the class action of Int’l Union, UAW, et al. v. Ford Motor Company, Civil Action No. 05-74730, (E.D. Mich. July 13, 2006), aff’d, 497 F.3d 615 (6th Cir. 2007) (“Hardwick I”).  This Settlement Agreement shall cover and has application to:

(i)	the Class;

(ii)	the Covered Group;

(iii)	the Existing External VEBA;

(iv)	the trustee and committee that administer the Existing External VEBA;

(v)	the UAW;

(vi)	the Ford Retiree Health Plan; and

(vii)	Ford.

With regard to Ford, the UAW and the Class, this Settlement Agreement: (i) resolves and settles all claims that arise in connection with Hardwick II; (ii) resolves and settles all claims, motions and other issues pertaining to or remaining in Hardwick I; (iii) amends, supersedes or otherwise supplants the settlement agreement, dated February 13, 2006, approved in Hardwick I (“Hardwick I Settlement Agreement”); and (iv) provides the basis upon which the judgment entered July 13, 2006 in Hardwick I shall be satisfied, superseded or amended as necessary to give full force and effect to the terms of this Settlement Agreement.  This Settlement Agreement also resolves and settles any and all claims for Ford contributions to the Existing External VEBA, and provides for the termination of the Existing External VEBA and the transfer of all assets and liabilities of the Existing External VEBA to the New VEBA.  However, except as otherwise specifically set forth herein, nothing in this Settlement Agreement is intended to alter the eligibility provisions of the Ford Retiree Health Plan or to provide Ford contributions or benefits to individuals who are not otherwise entitled to such under the Ford Retiree Health Plan.

This Settlement Agreement is subject to approval by the Court and the parties shall request that the Court incorporate the entirety of this Settlement Agreement in the Amendment Approval Order.  In the event of an inconsistency between this Settlement Agreement and any prior agreements or documents, including the Memorandum of Understanding Post-Retirement Medical Care dated November 3, 2007 (“MOU”), 2008 Settlement Agreement or the Term Sheet dated February 23, 2009, as amended on June 23, 2009 (the “VEBA Term Sheet”), this Settlement Agreement shall control.  In the event of an inconsistency between the body of this Settlement Agreement and the Exhibits hereto, this Settlement Agreement shall control, unless explicitly stated otherwise in this Settlement Agreement.

This Settlement Agreement recognizes and approves on the basis set forth herein: (i) the amendment of the Ford Retiree Health Plan to terminate coverage for and exclude from coverage the Class and the Covered Group; (ii) the transfer of the assets of the Existing Internal VEBA to the New VEBA; (iii) the termination of participation by the Class and the Covered Group under the Existing Internal VEBA; (iv) the termination of the Existing External VEBA in conjunction with the establishment of the New Plan, and the transfer to the New VEBA of all assets and liabilities of the Existing External VEBA; (v) that all claims for Retiree Medical Benefits incurred after the Implementation Date by the Class and the Covered Group, including but not limited to COBRA continuation coverage where such election is or had been made on or after retirement and any coverage provided on a self-paid basis in retirement, shall be solely the responsibility and liability of the New Plan and the New VEBA; (vi) the Committee’s designation under the New Plan and New VEBA as named fiduciary and administrator of the New Plan; (vii) that the New Plan shall replace the Ford Retiree Health Plan regarding the provision of Retiree Medical Benefits to the Class and the Covered Group; (viii) that the New VEBA shall receive certain payments as described herein from the Existing Internal VEBA, the Existing External VEBA and Ford; (ix) that Ford’s obligation to pay into the New VEBA is fixed and capped as described herein; and (x) that the New VEBA shall serve as the exclusive funding mechanism for the New Plan.

1.	Definitions

2008 Settlement Agreement.  The term “2008 Settlement Agreement” is defined in the first paragraph of this Settlement Agreement.

Adjustment Event.  The term “Adjustment Event” is defined in Section 13.A of this Settlement Agreement.

Admissions.  The term “Admissions” shall mean any statement, whether written or oral, any act or conduct, or any failure to act, that could be used (whether pursuant to Rules 801(d)(2) or 804(b)(3) of the Federal Rules of Evidence, a similar rule or standard under other applicable law, the doctrines of waiver or estoppel, other rule, law, doctrine or practice, or otherwise) as evidence in a proceeding of proof of agreement with another party’s position or proof of adoption of, or acquiescence to, a position that is contrary to the interest of the party making such statement, taking such action, or failing to act.

Affiliate.  The term “Affiliate” shall mean, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

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Amendment Approval Order. The term “Amendment Approval Order” shall mean an order obtained from the Court approving the Settlement Agreement Amendment and confirming the Court’s approval of this Settlement Agreement and exhibits. In the event that the Court enters separate orders certifying the Class and approving this Settlement Agreement, the term “Amendment Approval Order” shall apply to both orders collectively.

Amendment Effective Date.  The term “Amendment Effective Date” is defined in Section 3(c) of the Settlement Agreement Amendment.

Approval Order or Judgment.  The terms “Approval Order” or “Judgment” shall mean the order obtained from the Court dated August 29, 2008 approving and incorporating the 2008 Settlement Agreement in all respects as set forth in Section 28 of the 2008 Settlement Agreement and certifying the Class (as defined in the 2008 Settlement Agreement).

Base Amount.  The term “Base Amount” shall mean the payment(s) by Ford to the TAA that are specified in Sections 7.D(v) of this Settlement Agreement.

Benefits.  The term “Benefits” shall have the meaning given to such term in the Trust Agreement.

Board of Directors.  The term “Board of Directors” shall mean the Board of Directors of Ford or any committee established by the Board of Directors.

Class or Class Members.  The term “Class” or “Class Members” shall mean all persons who are:

(i)          Ford-UAW Represented Employees who had attained seniority as of November 19, 2007, and who as of August 15, 2009, were retired from Ford with eligibility for Retiree Medical Benefits under the Ford Retiree Health Plan, and their eligible spouses, surviving spouses and dependents;

(ii)         surviving spouses and dependents of any Ford-UAW Represented Employees who attained seniority as of November 19, 2007 and died prior to August 15, 2009 (under circumstances where such employee’s surviving spouse and/or dependents are eligible to receive Retiree Medical Benefits from Ford and/or under the Ford Retiree Health Plan);

(iii)        former Ford-UAW Represented Employees or UAW-represented employees who had attained seniority as of November 19, 2007 and who, as of August 15, 2009, were retired from any previously sold, closed, divested or spun-off Ford business unit with eligibility to receive Retiree Medical Benefits from Ford and/or the Ford Retiree Health Plan by virtue of any agreement(s) between Ford and the UAW, and their eligible spouses, surviving spouses, and dependents; and

(iv)        surviving spouses and dependents of any former Ford-UAW Represented Employee or UAW-represented employee of a previously sold, closed, divested or spun-off Ford business unit, who attained seniority as of November 19, 2007, and died on or prior to August 15, 2009 under circumstances where such employee’s surviving spouse and/or dependents are eligible to receive Retiree Medical Benefits from Ford and/or the Ford Retiree Health Plan.

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Class Counsel.  The term “Class Counsel” shall mean the law firm of Stember, Feinstein, Doyle & Payne, LLC, or its successor.

Class Representatives.  The term “Class Representatives” shall mean Bobby Hardwick, Walter Berry, Arlen Banks, Fay Barkley, Yvonne Hicks, Raymond J. Mitchell, and Bruce Carrier.

Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

COLA.  The term “COLA” shall mean Cost of Living Allowance.

Committee.  The term “Committee” shall mean the governing body set forth in Section 4.A of this Settlement Agreement that acts on behalf of the EBA and serves as the named fiduciary and administrator of the New Plan, as those terms are defined in ERISA and that is so described in the Trust Agreement.

Consolidated Net Tangible Automotive Assets.  The term “Consolidated Net Tangible Automotive Assets” shall mean the sum of (i) the aggregate amount of Ford’s automotive assets (less applicable reserves and other properly deductible items) after deducting therefrom (x) all current liabilities and (y) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, plus (ii) Ford’s equity in the net assets of its financial services Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, in each case as set forth in the most recent financial statements of Ford and its consolidated Subsidiaries which have been prepared in conformity with generally accepted accounting principles.

Convertible Note.  The term “Convertible Note” shall mean the $3.334 billion aggregate principal amount of 5.75% Convertible Notes Due January 1, 2013 issued under that Indenture dated as of January 30, 2002 between Ford and The Bank of New York, as Trustee, and the Second Supplemental Indenture, dated as of January 1, 2008, between Ford and The Bank of New York, as Trustee, including all supplemental indentures thereto, substantially in the form attached as Exhibit B to the 2008 Settlement Agreement.

Court.  The term “Court” shall mean the United States District Court for the Eastern District of Michigan.

Covered Group.  The term “Covered Group” shall mean:

(i)          all Ford Active Employees who had attained seniority on or prior to November 19, 2007, and who retire on or after August 15, 2009 under the Ford-UAW  National Agreements, or any other agreement(s) between Ford and the UAW,  and who upon retirement are eligible for Retiree Medical Benefits under  the Ford Retiree Health Plan utilizing the eligibility provisions  applicable to UAW represented employees or the New Plan, as applicable,  and their eligible spouses, surviving spouses and dependents;

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(ii)         all former Ford-UAW  Represented Employees and all UAW-represented hourly employees who attained seniority on or prior to November 19, 2007, and as of August 15, 2009, remained employed in a previously sold, closed, divested, or spun-off Ford business  unit, with eligibility  upon retirement for Retiree Medical Benefits  from Ford and/or the Ford Retiree Health Plan or the New Plan by virtue of  any other agreement(s) between Ford and the UAW, and their eligible  spouses, surviving spouses and dependents; and

(iii)        all eligible  surviving spouses and dependents of a Ford Active Employee, or of a former  Ford-UAW Represented Employee or UAW-represented employee identified in  (ii) above, who attained seniority on or prior to November 19, 2007 and  die on or after August 15,  2009 but prior to retirement under circumstances where such  employee’s surviving spouse and/or dependents are eligible for Retiree  Medical Benefits from Ford and/or the Ford Retiree Health Plan or the New  Plan.

Debt.  The term “Debt” is defined in Section 19.B of this Settlement Agreement.

Determination Materials.  The term “Determination Materials” is defined in Section 13.B of this Settlement Agreement.

Dispute Party.  The term “Dispute Party” is defined in Section 26.B of this Settlement Agreement.

DOL.  The term “DOL” shall mean the United States Department of Labor.

Employees Beneficiary Association or EBA.  The term “Employees Beneficiary Association” or “EBA” shall mean the employee organization within the meaning of section 3(4) of ERISA that is organized for the purpose of establishing and maintaining the New Plan, with a membership consisting of the individuals who are members of the Class and the Covered Group, and on behalf of which the Committee acts.

Equivalent Payment Structure. The term “Equivalent Payment Structure” is defined in Section 22 of this Settlement Agreement.

ERISA.  The term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

Exchange Date.  The term “Exchange Date” shall have the meaning set forth in Section 1 of the Securities Exchange Agreement.

Existing External VEBA.  The term “Existing External VEBA” shall mean the defined contribution–Voluntary Employees’ Beneficiary Association trust established pursuant to the Hardwick I Settlement Agreement.

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Existing Internal VEBA.  The term “Existing Internal VEBA” shall mean the subaccount of the Ford-UAW Benefits Trust that reimburses Ford for retiree healthcare expenses and that is funded and maintained by Ford.

Final Effective Date.  The term “Final Effective Date” shall mean August 29, 2008 (the date on which the Court entered the Approval Order).

Ford.  The term “Ford” is defined in the first paragraph of this Settlement Agreement.

Ford Active Employees.  The term “Ford Active Employees” shall mean those hourly employees of Ford who, as of November 19, 2007 or any date thereafter, are covered by the 2007 Ford-UAW National Agreement or are covered by any subsequent Ford-UAW National Agreement.  For purposes of this definition, “active employee” shall include hourly employees on vacation, layoff, protected status, medical or other leave of absence, and any other employees who have not broken seniority as of November 19, 2007.

Ford Retiree Health Plan.  The term “Ford Retiree Health Plan” shall mean the Hospital-Surgical-Medical-Drug-Dental-Vision Program (included in Volume II of the Agreements dated November 14, 2007 between Ford and the UAW), as amended by the Hardwick I Settlement Agreement.

Ford Separate Retiree Account.  The term “Ford Separate Retiree Account” shall have the meaning given to such term in the Trust Agreement.

Ford-UAW National Agreements.  The term “Ford-UAW National Agreements” shall mean the agreement(s) negotiated on a multi-facility basis and entered into between Ford and the UAW covering Ford employees represented by the UAW.  The current Ford-UAW National Agreement is dated November 14, 2007 and took effect as of November 19, 2007, as amended and dated February 23, 2009, with an effective date as of March 16, 2009.

Ford-UAW Represented Employees.  The term “Ford-UAW Represented Employees” shall mean those individuals who were represented by the UAW in their hourly employment with Ford.

Hardwick I.  The term “Hardwick I” is defined in the first paragraph of this Settlement Agreement.

Hardwick II.  The term “Hardwick II” is defined in the first paragraph of this Settlement Agreement.

Hardwick I Settlement Agreement.  The term “Hardwick I Settlement Agreement” shall mean the Settlement Agreement, dated February 13, 2006, between Ford and the plaintiffs in Hardwick I, as approved by the Court in Hardwick I.

Implementation Date.  The term “Implementation Date” shall mean the later of the Amendment Effective Date and December 31, 2009.

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Indemnification Liabilities.  The term “Indemnification Liabilities” is defined in Section 23 of this Settlement Agreement.

Indemnified Party.  The term “Indemnified Party” is defined in Section 23 of this Settlement Agreement.

Indemnity Expenses.  The term “Indemnity Expenses” is defined in Section 23 of this Settlement Agreement.

Independent Attestation.  The term “Independent Attestation” shall mean an agreed-upon procedures engagement performed for Ford, the UAW and the Committee by a nationally recognized independent registered public accounting firm selected by Ford and conducted in accordance with the attestation standards of the Public Company Accounting Oversight Board.  The agreed-upon procedures shall be mutually agreed among the accounting firm, Ford and the Committee in connection with any such engagement.

Independent Audit.  The term “Independent Audit” shall mean an audit of the consolidated financial statements of Ford performed in accordance with the standards of the Public Company Accounting Oversight Board by the independent registered public accounting firm that has been designated by Ford.

Initial Accounting Period.  The term “Initial Accounting Period” shall mean the period before the later of the date that (a) Ford determines that its obligations, if any, with respect to the New Plan made available to the Class and Covered Group are subject to settlement accounting as contemplated by paragraphs 90-95 of FASB Statement No. 106, as amended, or its functional equivalent; or (b) Ford is no longer obligated to make any further payments or deposits to the New VEBA.

Interest.  The term “Interest” shall mean an interest rate of 9 percent (9%) per annum (computed on the basis of a 360-day year consisting of twelve 30-day months and the number of days elapsed in any partial month), credited and compounded annually, unless otherwise specified in this Settlement Agreement.

Limited Liability Company.  The term “Limited Liability Company” or the “LLC” shall mean Ford-UAW Holdings LLC, a Delaware limited liability company created by Ford under Section 7.B of the 2008 Settlement Agreement for the purpose of holding the Convertible Note, the Term Note and the TAA Note, and which, pursuant to Section 7.B of this Settlement Agreement, is expected to hold New Note A, New Note B, the Warrants, the Payment Shares, if any, and, as determined by Ford pursuant to the 2008 Settlement Agreement, the TAA.

Manufacturing Subsidiary.  The term “Manufacturing Subsidiary” shall mean any Subsidiary of Ford which owns or leases a Principal Domestic Manufacturing Property.

Mitigation.  The term “Mitigation” shall have the same meaning as in the Hardwick I Settlement Agreement.

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Mortgage.  The term “Mortgage” shall mean any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

National Institute for Health Care Reform or Institute.  The term “National Institute for Health Care Reform” or “Institute” is defined in Section 31 of this Settlement Agreement

New Note A.  The term “New Note A” shall mean the $6,705,470,000 aggregate principal amount Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by Ford to the LLC pursuant to the Securities Exchange Agreement, substantially in the form attached thereto as Exhibit A to the Securities Exchange Agreement.

New Note B.  The term “New Note B” shall mean the $6,511,850,000 aggregate principal amount Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by Ford to the LLC pursuant to the Securities Exchange Agreement, substantially in the form attached thereto as Exhibit B to the Securities Exchange Agreement.

New Plan.  The term “New Plan” shall mean the new retiree welfare benefit plan that is the subject of this Settlement Agreement, and that is funded in part by the Ford Separate Retiree Account, which New Plan shall provide Retiree Medical Benefits to the Class and Covered Group.

New VEBA.  The term “New VEBA” shall mean a new trust fund established as described in Section 4 of this Settlement Agreement.

Notice Order.  The term “Notice Order” is defined in Section 3(b) of the Settlement Agreement Amendment.

Payment Shares. The term “Payment Shares” shall mean the shares of Ford common stock issued to the LLC pursuant to the Stock Payment Option.

Pension Plan.  The term “Pension Plan” shall mean the Ford-UAW Retirement Plan.

Presidential Task Force.  The term “Presidential Task Force” is defined in Section 31 of this Settlement Agreement.

Principal Domestic Manufacturing Property.  The term “Principal Domestic Manufacturing Property” shall mean any plant in the United States owned or leased by Ford or any of its Subsidiaries, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 0.5% of the Consolidated Net Tangible Automotive Assets and more than 75% of the total production measured by value (as determined by any two of the following:  the Chairman of the Board of Directors, its President, any Executive Vice President of Ford, any Group Vice President of Ford, any Vice President of Ford, its Treasurer and its Controller) of which in the last fiscal year prior to said date (or such lesser period prior thereto as the plant shall have been in operation) consisted of one or more of the following: cars or trucks or related parts and accessories or materials for any of the foregoing.  In the case of a plant not yet in operation or of a plant newly converted to the production of a different item or items, the total production of such plant and the composition of such production for purposes of this definition shall be deemed to be Ford’s best estimate (determined as aforesaid) of what the actual total production of such plant and the composition of such production will be in the 12 months following the date as of which the determination is being made.

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Principal Payment.  The term “Principal Payment” means any payment of cash or (in the case of New Note B) delivery of Payment Shares made pursuant to Section 2(a) of New Note A or Section 2(a) (in the case of cash) or Section 2(c) (in the case of Payment Shares) of New Note B, as applicable.

Retiree Medical Benefits.  The term “Retiree Medical Benefits” shall mean all post retirement medical benefits, including but not limited to hospital surgical medical, prescription drug, vision, dental, hearing aid and the Special Benefit related to Medicare Part B premium.

SEC.  The term “SEC” shall mean the Securities and Exchange Commission.

Securities Exchange Agreement. The term “Securities Exchange Agreement” shall mean the Securities Exchange Agreement dated [__], 2009 by and among Ford, the LLC and the Subsidiary Guarantors named therein, substantially in the form attached hereto as Exhibit D.

Settlement Actions.  The term “Settlement Actions” is defined in Section 29.A of this Settlement Agreement.

Settlement Agreement Amendment.  The term “Settlement Agreement Amendment” shall mean the agreement between the parties hereto, dated the date hereof, to amend and restate the 2008 Settlement Agreement.

Special Benefit.  The term “Special Benefit” shall mean the $76.20 Special Age 65 Benefit related to Medicare Part B premium.

Stock Contribution Obligation.  The term “Stock Contribution Obligation” shall mean any and all obligations Ford may have to the Existing External VEBA under Section 13.C of the Hardwick I Settlement Agreement relating to cash contributions based on an increase in the value of Ford common stock.

Stock Payment Option.  The term “Stock Payment Option” shall mean Ford’s option to satisfy all or a portion of its payment obligation under New Note B by delivering shares of Ford common stock as set forth in Section 2(c) of New Note B, subject to the terms and conditions specified in New Note B.

Subsidiary.  The term “Subsidiary” shall mean any corporation or other entity of which at least a majority of the outstanding stock or other beneficial interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other governing body of such corporation or other entity (irrespective of whether or not at the time stock or other beneficial interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time owned by Ford, or by one or more Subsidiaries, or by Ford and one or more Subsidiaries.

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TAA Note.  The term “TAA Note” shall mean a promissory note of Ford dated January 5, 2009 in an aggregate principal amount of $2,281,908,687, which is equal to the market value of the assets in the Temporary Asset Account held by the LLC on December 31, 2008.

Temporary Asset Account.  The term “Temporary Asset Account” or “TAA” shall mean the temporary account controlled at all times by Ford that was established by Ford and held by the LLC under Section 7.A of the 2008 Settlement Agreement for the purpose of holding certain assets as described in this Settlement Agreement.

Term Note.  The term “Term Note” shall mean the $3.0 billion aggregate principal amount of 9.50% Second Lien Term Notes Due January 1, 2018 issued pursuant to the Note Purchase Agreement, dated April 7, 2008, by and among Ford and the LLC, substantially in the form attached as Exhibit C to the 2008 Settlement Agreement.

Trust Agreement.  The term “Trust Agreement” shall mean the New VEBA trust agreement, as amended, the form of which is set forth in Exhibit A to this Settlement Agreement.

UAW Releasees.  The term “UAW Releasees” shall mean the UAW, the Class Representatives, the Class, Class Counsel, the Covered Group and anyone claiming on behalf of, through or under them by way of subrogation or otherwise.

VEBA Term Sheet.  The term “VEBA Term Sheet” is defined in the third paragraph of this Settlement Agreement.

Warrants.  The term “Warrants” shall mean the warrants to acquire 362,391,305 shares of Ford common stock issued pursuant to a Warrant Agreement.

Warrant Agreement. The term “Warrant Agreement” shall mean the warrant agreement substantially in the form of Exhibit C to the Securities Exchange Agreement.

2.	Purpose of New Plan and New VEBA

The New Plan and the New VEBA shall, as of the day following the Implementation Date, be the employee welfare benefit plan and trust that are exclusively responsible for all Retiree Medical Benefits for which Ford, the Ford Retiree Health Plan and any other Ford entity or benefit plan formerly would have been responsible with regard to the Class and the Covered Group.  All assets paid or transferred by Ford to the New VEBA (including any investment returns thereon) shall be credited to a Ford Separate Retiree Account and must be used for the exclusive purpose of providing Retiree Medical Benefits to the participants of the New Plan and their eligible beneficiaries, and to defray the reasonable expenses of administering the New Plan, as set forth in the Trust Agreement.  All obligations of Ford, the Ford Retiree Health Plan and any other Ford entity or benefit plan for Retiree Medical Benefits for the Class and the Covered Group arising from any agreement(s) written, oral, or otherwise between Ford and the UAW shall be forever and irrevocably terminated as of the end of the Implementation Date.  Ford’s only obligations to the New Plan and the New VEBA are those set forth in this Settlement Agreement.   Eligibility rules for the New Plan shall be the same as those currently included in the Ford Retiree Health Plan, and may not be expanded.

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3.	Factual Investigation and Legal Inquiry and Decision to Settle

Throughout the 2007 negotiations between Ford and the UAW over the terms of a new Ford-UAW National Agreement, the parties engaged in extended discussions concerning the impact of rising health care costs on Ford’s financial condition and its ability to compete in the North American marketplace.  Ford provided the UAW with extensive information as to its financial condition and health care expenditures.  On behalf of the UAW, a team of investment bankers, actuaries, and legal experts have reviewed Ford’s information, and provided the UAW with an assessment as to the state of Ford’s financial condition and analyzed the benefits of entering into the MOU.  Ford officials also met with representatives of the UAW and its team of experts and answered questions and provided further detail, as requested.  The UAW and its team of experts have now analyzed, inter alia, the funds necessary to provide ongoing Retiree Medical Benefits through the New Plan and the New VEBA.

During these discussions, Ford asserted, as it had in Hardwick I, that it has the right to unilaterally modify and/or terminate the health care benefits applicable to its hourly retirees and that, without this Settlement Agreement, Ford would exercise its right to terminate the Hardwick I Settlement Agreement according to its terms as well as exercise its right to unilaterally modify retiree health care benefits.  Although the UAW acknowledges Ford’s right to terminate the Hardwick I Settlement Agreement, it continues to assert that the retiree health care benefits are vested and that Ford does not have the right to unilaterally modify or terminate retiree health care benefits.

On behalf of the Class, Class Counsel conducted a substantial factual investigation and legal inquiry prior to entering into the 2008 Settlement Agreement.  Similar to what was done by the UAW, this included, inter alia, review of Ford’s financial information, review and analysis of  collective bargaining agreements, relevant health care plan documents, and actuarial information, and review of material on Ford’s health care costs.  Class Counsel retained experts to review the financial and actuarial information and, with the assistance of these experts, conducted an extensive review of Ford’s projected financial condition, Ford’s ability to provide Retiree Medical Benefits over the long term, and the proposed New VEBA’s ability to provide Retiree Medical Benefits over the long term with the funds available from the 2008 Settlement Agreement.  Class Counsel has also thoroughly investigated the law applicable to the Class Members’ claims and has done so considering the collective bargaining agreements and health care plan documents affecting these claims.  Class Counsel examined the benefits and certainty to be obtained under the 2008 Settlement Agreement for an aging Class, and has considered the costs, risks and delays associated with the prosecution of complex and time-consuming litigation, and the likely appeals of any rulings in favor of any party.

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In connection with the 2009 negotiations between Ford and the UAW over the terms of certain modifications to the 2007 Ford-UAW National Agreement, the UAW and its financial advisors engaged in further review and analysis of Ford’s financial condition in light of the economic conditions facing the automotive industry and the effect thereof on the ability of Ford to meet its payment obligations under the 2008 Settlement Agreement, absent the restructuring of such obligations pursuant to an amendment to the 2008 Settlement Agreement.  They also analyzed the benefits of the amendments to the 2008 Settlement Agreement provided for in the Setlement Agreement Amendment and the favorable impact of entering into such amendments on the ability of the New VEBA to provide Retiree Medical Benefits over the long term in accordance with this Settlement Agreement.  Acting on behalf of the Class, Class Counsel and their advisors conducted a similar review and analysis of Ford’s financial condition and of the benefits of the amendments to the 2008 Settlement Agreement, as reflected herein, and the favorable impact of entering into such amendments on the ability of the New VEBA to provide Retiree Medical Benefits over the long term in accordance with this Settlement Agreement.  Based on that review and analysis, Class Counsel believes that, in consideration of all the circumstances, the amendments are fair, reasonable, adequate and in the best interest of all members of the Class.  Class Counsel participated in the negotiation of this Settlement Agreement.

4.	New Plan and New VEBA

A.            Committee.  The Approval Order provided that the New Plan and New VEBA, both subject to ERISA, shall be administered by the Committee.  The Committee was established on October 16, 2008.  The Committee shall consist of 11 members, 5 of whom are to be appointed by the UAW, and 6 of whom are to be independent members.  The Approval Order designated the initial independent members who are set forth in Attachment 1 of Exhibit A to this Settlement Agreement.  In the event that any member of the Committee resigns, dies, becomes incapacitated or otherwise ceases to be a member, a replacement member shall be appointed as described in the Trust Agreement.

B.            Establish and Maintain. The EBA, acting through the Committee, shall establish and maintain the New Plan for the purpose of providing Retiree Medical Benefits to the Class and the  Covered Group as set forth in this Settlement Agreement.  The Committee shall begin administering the New Plan so as to be able to provide Retiree Medical Benefits for the Class and the Covered Group with respect to claims incurred after the Implementation Date.  The New VEBA was established on October 16, 2008.  The New Plan shall be ERISA-covered and the New VEBA shall meet the requirements of Section 501(c)(9) of the Code.  All payments to the New Plan and the New VEBA made or caused to be made by Ford under the Settlement Agreement are payments pursuant to section 302(c)(2) of the Labor Management Relations Act, 1947, as amended ("LMRA"), 29 U.S.C. 186(c)(2).

C.            Limitation on Ford Role.  No member of the Committee shall be a current or former officer, director or employee of Ford or any member of the Ford controlled group; provided however, that a retiree who was represented by the UAW in his/her employment with Ford or an employee of Ford who is on leave from Ford and who is represented by the UAW is not precluded by this provision from serving on the Committee.  No member of the Committee shall be authorized to act for Ford or shall be an agent or representative of Ford for any purpose.  Furthermore, Ford shall not be a fiduciary with respect to the New Plan or New VEBA, and shall have no rights, obligations or responsibilities with respect to the New Plan or New VEBA other than as specifically set forth in this Settlement Agreement.

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5.	Provision and Scope of Retiree Medical Benefits

A.            On or Prior to Implementation Date.  With respect to claims incurred on or prior to the Implementation Date, Retiree Medical Benefits for the Class and the Covered Group shall continue to be provided by the Ford Retiree Health Plan and the Existing External VEBA at the same level and scope as provided for by the Ford Retiree Health Plan and the Existing External VEBA under the Hardwick I Settlement Agreement, including Mitigation from the Existing External VEBA (for those entitled to it).  The payment by Ford and/or the Ford Retiree Health Plan of Retiree Medical Benefits for claims incurred on or prior to the Implementation Date shall not reduce Ford’s payment obligations to the New Plan and the New VEBA under this Settlement Agreement.

B.            After Implementation Date.  With respect to claims incurred after the Implementation Date, the New Plan and the New VEBA shall have sole responsibility for and be the exclusive source of funds to provide Retiree Medical Benefits for the Class and the Covered Group, including but not limited to COBRA continuation coverage where such election is made after retirement.  Neither Ford, the Ford Retiree Health Plan, the Existing Internal VEBA, nor any other Ford person, entity, or benefit plan shall have any responsibility or liability for Retiree Medical Benefits for individuals in the Class or in the Covered Group for claims incurred after the Implementation Date.  Ford’s sole obligations to the New Plan and the New VEBA are those set forth in this Settlement Agreement.

The Committee shall have such authority to establish Benefits as described in the Trust Agreement, including raising or lowering benefits.  However, in no event may the Committee amend the New Plan or New VEBA to provide benefits other than Retiree Medical Benefits until the expiration of the Initial Accounting Period.  The ability of the New Plan and the New VEBA to pay for Retiree Medical Benefits will depend on numerous factors, many of which are outside of the control of UAW, the Committee, the New Plan and the New VEBA, including, without limitation, the investment returns, actuarial experience and other factors.

C.            Amendment of Ford Retiree Health Plan and Reimbursement of Ford.  The Approval Order provided and the Amendment Approval Order shall provide that all obligations of Ford and all provisions of the Ford Retiree Health Plan in any way related to Retiree Medical Benefits for the Class and/or the Covered Group, and all provisions of applicable collective bargaining agreements, contracts, letters and understandings in any way related to Retiree Medical Benefits for the Class and the Covered Group are forever and irrevocably terminated as of the end of the Implementation Date, or otherwise amended so as to be consistent with this Settlement Agreement and the fundamental understanding that all Ford obligations regarding Retiree Medical Benefits for the Class and the Covered Group are terminated as set forth in this Settlement Agreement.  Summary Plan Descriptions of the Ford Retiree Health Plan shall be amended to reflect the termination of Ford and Ford Retiree Health Plan responsibilities for Retiree Medical Benefits for the Class and the Covered Group for claims incurred after the Implementation Date as set forth herein.

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The New Plan and New VEBA shall reimburse Ford or the Ford Retiree Health Plan, as applicable, for any Retiree Medical Benefits advanced or provided by Ford or the Ford Retiree Health Plan with regard to claims incurred by members of the Class and the Covered Group after the Implementation Date, including, but not limited to, situations where a retirement is made retroactive and the medical claims were incurred after the Implementation Date or where Ford is notified of an intent by a member of the Class and the Covered Group to retire under circumstances where there is insufficient time to transfer responsibility for Retiree Medical Benefits to the New Plan and Ford or the Ford Retiree Health Plan provides interim coverage for Retiree Medical Benefits.  To the extent such reimbursement may not be permitted by law, the UAW, the Class, Class Counsel and the Committee shall fully cooperate with Ford in securing any legal or regulatory approvals that are necessary to permit such reimbursement.

6.	Existing Internal VEBA

A.            Existing Internal VEBA Balance. The 2008 Settlement Agreement provided for the Existing Internal VEBA balance as of December 31, 2007 to be determined using the December 31, 2007 valuation from the independent trustee of the Existing Internal VEBA, which was to be based on the existing trust agreement for the Existing Internal VEBA.  In accordance with this methodology, the December 31, 2007 valuation of the Existing Internal VEBA for purposes of this Section 6.A is $3,739,851,094.10.  The determination of the Existing Internal VEBA balance as of December 31, 2007 is final and binding on Ford, the UAW, the Committee, the Class Representatives, the Class, the Covered Group and Class Counsel for purposes of this Settlement Agreement upon an Independent Audit.

B.            Investment of Assets.  Ford shall continue to oversee the investment of the assets in the Existing Internal VEBA and all such assets shall be invested in a manner consistent with the long-term nature of the health care liabilities under the investment policy (as may be amended from time to time by Ford who shall notify the UAW and the Committee about intended amendments in a timely manner) applicable to the Existing Internal VEBA.  Ford does not guarantee or warrant the investment returns on the assets in the Existing Internal VEBA.

C.            Disposition of Assets.  Since the date of the 2008 Settlement Agreement no amounts have been withdrawn by Ford, and no amounts shall be withdrawn by Ford, from the Existing Internal VEBA, including its investment returns, until transfer to the New VEBA under Section 12 or termination of this Settlement Agreement under Section 30 of this Settlement Agreement.  If the Implementation Date occurs, Ford shall cause all assets in the Existing Internal VEBA, including investment returns thereon, net of trust expenses (this shall only include expenses to the extent permitted by ERISA) not previously taken into account in determining investment returns, to be transferred from the Existing Internal VEBA to the New VEBA as set forth in Sections 8.A and 12.B of this Settlement Agreement.  Ford and the Committee shall enter into discussions in advance of such transfer with regard to the method of allocating, transferring and/or otherwise handling any illiquid or otherwise non-transferable investments in the Existing Internal VEBA so as to preserve as much as possible the economic value of such investments and minimize any losses due to the liquidation of assets.  Such discussions shall be completed by November 30, 2009.  The determinations made by Ford as a product of these discussions with the Committee regarding the way to transfer illiquid or otherwise non-transferable investments in the Existing Internal VEBA shall be final and binding on Ford, the UAW, the Committee, the Class Representatives, the Class, the Covered Group and Class Counsel.

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7.	Temporary Asset Account and Limited Liability Company

A.            Creation of TAA.  Prior to the date of the 2008 Settlement Agreement, Ford established the TAA.  Subject to termination of this Settlement Agreement, the sole purpose of the TAA is to serve as tangible evidence of the availability of assets equal to the sum of certain amounts that Ford agrees to pay to the New VEBA as provided in this Settlement Agreement (for clarification, the reference to the TAA does not include the amounts in the Existing External VEBA or the Existing Internal VEBA).  Neither the TAA nor the assets therein shall be used for any purposes other than as set forth in this Settlement Agreement.  Ford shall, or shall cause the LLC to, keep true and correct books and records regarding the assets held in the TAA as well as all amounts credited to and debited against the TAA, including investment returns.

B.            Creation of the LLC.  Prior to the date of the 2008 Settlement Agreement, Ford created Ford-UAW Holdings LLC, a Delaware limited liability company, to hold certain debt instruments issued by Ford in connection with the 2008 Settlement Agreement and, as determined by Ford pursuant to the 2008 Settlement Agreement, the TAA, and to receive principal of, and interest and other income from such assets.  Until the exchange thereof for New Note A, New Note B, and the Warrants pursuant to the Securities Exchange Agreement, interest on the Convertible Note and the Term Note shall be deposited in the TAA in accordance with Section 7.D of this Settlement Agreement.  Subject to termination of this Settlement Agreement, the sole purpose of the LLC is to hold the Convertible Note, the Term Note, the TAA Note, New Note A, New Note B, the Warrants, the Payment Shares, if any, and as determined by Ford pursuant to the 2008 Settlement Agreement, the TAA, thereby serving as tangible evidence of the availability on the Implementation Date of assets equal to New Note A, New Note B, the Warrants, such Payment Shares and the TAA, that Ford agrees to pay and/or transfer on or after the Implementation Date to the New VEBA as provided in this Settlement Agreement.  The LLC shall engage in no activities other than (i) holding the Convertible Note, the Term Note, the TAA Note, New Note A, New Note B, the Warrants, such Payment Shares and the assets in the TAA; (ii) investing the assets in the TAA, if applicable, as provided in this Settlement Agreement, and (iii) to the extent Ford does not transfer its interests in the LLC to the New VEBA in accordance with this Settlement Agreement, transferring New Note A, New Note B, the Warrants, such Payment Shares and the assets in the TAA to the New VEBA.  The LLC shall not exercise any conversion rights under the Convertible Note or exercise the Warrants and shall not agree to any amendments to the Convertible Note, the Term Note, the TAA Note, New Note A, New Note B or the Warrants, until such time, if any, as the interests in the LLC are transferred to the New VEBA, as permitted by Section 12.E.  Promptly after the date of this Settlement Agreement, Ford shall cause the LLC to execute and deliver an instrument of accession, supplementing the accession previously delivered pursuant to the 2008 Settlement Agreement, in which it shall agree to be bound by and to perform the provisions of Sections 7, 8 and 12 of this Settlement Agreement to the extent applicable to the LLC.

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C.             Ford Deposits in the LLC.  Ford has made or shall make the following deposits in the LLC during the time period from January 1, 2008 to termination of the TAA:

(i)
Convertible Note.  Pursuant to the 2008 Settlement Agreement, Ford and the LLC entered into the Second Supplemental Indenture, dated as of January 1, 2008, between Ford and The Bank of New York, as Trustee, substantially in the form attached as Exhibit B to the 2008 Settlement Agreement, and Ford issued the Convertible Note to the LLC on or about April 9, 2008.  On the Exchange Date, the Convertible Note shall be cancelled and returned to Ford, and there shall be no further amounts due or payable thereunder.

(ii)
Term Note.  Pursuant to the 2008 Settlement Agreement, Ford and the LLC entered into the Note Purchase Agreement, dated April 7, 2008, by and among Ford and the LLC, substantially in the form attached as Exhibit C to the 2008 Settlement Agreement, and Ford issued the Term Note to the LLC on or about April 9, 2008.  On the Exchange Date, the Term Note shall be cancelled and returned to Ford, and there shall be no further amounts due or payable thereunder.

(iii)
TAA Note.  Pursuant to the 2008 Settlement Agreement, Ford issued the TAA Note to the LLC on or about January 5, 2009.  On the Exchange Date, the TAA Note shall be cancelled and returned to Ford, and there shall be no further amounts due or payable thereunder.

(iv)	New Note A. On the Exchange Date, Ford shall issue New Note A to the LLC.

(v)	New Note B. On the Exchange Date, Ford shall issue New Note B to the LLC.

(vi)
The Warrants.  On the Exchange Date, Ford shall issue the Warrants to the LLC.  Ford hereby represents that, since December 31, 2008, no event has occurred that would have given rise to an adjustment of the Exercise Price and Number of Warrants (each as defined in the Warrant Agreement) pursuant to Article 5 of the Warrant Agreement if such event had occurred after the issuance of the Warrants and Ford agrees to adjust the initial Exercise Price and Number of Warrants accordingly if such an event occurs prior to the issuance of the Warrants.

D.            Ford Deposits in TAA.  Ford has made or shall make the following deposits in the TAA during the time period from January 1, 2008 to termination of the TAA:

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(i)
TAA Deposits. On January 2, 2008, Ford deposited to the TAA $2,733,148,905.90 (representing the difference between $6.473 billion and the value of the Existing Internal VEBA as described in Section 6.A of the 2008 Settlement Agreement), plus Interest on such amount from January 1, 2008 to the date of deposit. On January 5, 2009, Ford issued the TAA Note to the LLC to reflect the market value of the assets in the TAA as of December 31, 2008, the proceeds from which were put to general corporate purposes.  If the Exchange Date occurs after December 31, 2009, then unless the parties agree to make alternative arrangements, Ford shall cause the LLC to deposit in the TAA the interest and principal payments payable under the terms of the TAA Note on that date, and, in such case, the principal amounts and other terms of New Note A and New Note B shall be reduced and adjusted correspondingly.

(ii)
Interest on Convertible Note.  On July 1, 2008, Ford caused the LLC to deposit $95,852,500 in the TAA.  This amount represented the 5.75% interest payment payable semi-annually under the terms of the Convertible Note (i.e., interest from January 1, 2008 to, but excluding, the Interest Payment Date (as defined in the Convertible Note) occurring on July 1, 2008).  On January 2, 2009, Ford caused the LLC to deposit $95,852,500 in the TAA.  This amount represented the 5.75% interest payment payable semi-annually under the terms of the Convertible Note (i.e., interest from July 1, 2008 to, but excluding, the Interest Payment Date occurring on January 1, 2009). On July 1, 2009, Ford caused the LLC to deposit in the TAA the interest payment payable under the terms of the Convertible Note on such Interest Payment Date.  If applicable, Ford shall cause the LLC to deposit in the TAA any subsequent interest payment payable under the terms of the Convertible Note on any subsequent Interest Payment Date prior to the Implementation Date, and, in such case, the principal amounts and other terms of New Note A and New Note B shall be reduced and adjusted correspondingly.

(iii)
Interest on Term Note.  On July 1, 2008, Ford caused the LLC to deposit $142,500,000 in the TAA.  This amount represented the 9.50% interest payment payable semi-annually under the terms of the Term Note (i.e., interest from January 1, 2008 to, but excluding, the Interest Payment Date (as defined in the Term Note) occurring on July 1, 2008).  On January 2, 2009, Ford caused the LLC to deposit $142,500,000 in the TAA.  This amount represented the 9.50% interest payment payable semi-annually under the terms of the Term Note (i.e., interest from July 1, 2008 to, but excluding, the Interest Payment Date occurring on January 1, 2009). On July 1, 2009, Ford caused the LLC to deposit in the TAA the interest payment payable under the terms of the Term Note on such Interest Payment Date.  If applicable, Ford shall cause the LLC to deposit in the TAA any subsequent interest payment payable under the terms of the Term Note on any subsequent Interest Payment Date prior to the Implementation Date, and, in such case, the principal amounts and other terms of New Note A and New Note B shall be reduced and adjusted correspondingly.

(iv)	Principal Payments. On or prior to the Implementation Date, Ford shall cause the LLC to deposit in the TAA any and all Principal Payments paid on or prior to the Implementation Date.

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(v)
Base Amount Contributions.  On each of April 1, 2008 and April 1, 2009, Ford deposited in the TAA $52.3 million in accordance with the amortization schedule in Exhibit D to the 2008 Settlement Agreement.  On the Exchange Date, the obligation of Ford to make further Base Amount contributions shall be extinguished and Ford shall have no further obligation to make Base Amount contributions.

E.            Control of TAA and the LLC.  Control of the TAA and the LLC and all the assets therein shall be solely within Ford’s discretion; provided, however, that Ford shall not, and shall not permit the LLC (or its successors) to, pledge, mortgage, or grant a lien on any assets held in the TAA or owned by the LLC (or its successors).  Ford shall oversee the investment of the assets in the TAA.  To the extent practicable given the differences in time horizon and other investment parameters, Ford shall invest the assets in the TAA in a manner that is consistent with the investment policy of the Existing Internal VEBA.  However, Ford does not guarantee or warrant the investment returns on the assets in the TAA and/or the LLC.

F.            Termination of TAA; Liquidation of LLC.   If the Settlement Agreement has been terminated for any reason as provided in Section 30 of the Settlement Agreement, the TAA shall be terminated and the LLC shall be liquidated in an orderly fashion.  In addition, if the Implementation Date has not occurred by December 31, 2011, the TAA shall be terminated and the LLC shall be liquidated in an orderly fashion; provided however, that this date may be extended by agreement between Ford, the UAW and Class Counsel.  Upon termination of the TAA for any reason, Ford and the LLC may use the assets of the TAA and the LLC for any corporate purpose.

G.            Communications Regarding Investment Results.  Ford agrees to periodically inform and hold discussions with the UAW, Class Counsel and the Committee about the investment results of and decisions regarding the assets in the TAA and the Existing Internal VEBA.  Ford shall, with respect to the performance of its duties in managing the Existing Internal VEBA and the TAA, participate in the following meetings and provide the following reports to the UAW and the Committee: (i) quarterly reports of TAA and Existing Internal VEBA asset class and benchmark performance for relevant time periods; and (ii) semi-annual or quarterly meetings with UAW and/or Committee representatives to report on TAA and Existing Internal VEBA returns and analysis of performance, and to review significant activities affecting investments.  Any input from the UAW, Class Counsel and/or the Committee shall not be a basis of Ford’s investment decisions within the meaning of the DOL regulations set forth at 29 CFR § 2510-3.21(c).

8.	Ford Payments to New Plan and New VEBA

Ford’s financial obligation and payments to the New Plan and New VEBA are fixed and capped by the terms of this Settlement Agreement.  The timing of all payments to the New VEBA shall be as set forth in Section 12 of this Settlement Agreement; it being agreed and acknowledged that the New Plan, funded by the New VEBA, shall provide Retiree Medical Benefits for the Class and the Covered Group after the Implementation Date, and that all obligations of Ford and the Ford Retiree Health Plan for Retiree Medical Benefits for the Class and the Covered Group shall be forever and irrevocably terminated as of the end of the Implementation Date, as set forth in this Settlement Agreement.  All assets shall be transferred or paid by Ford free and clear of any liens, claims or other encumbrances.  Pursuant to this Settlement Agreement, Ford shall have the following, and only the following, obligations to the New VEBA and the New Plan, and all payments and transfers in this Section 8 and in Sections 9 through 10 of this Settlement Agreement shall be credited to the Ford Separate Retiree Account of the New VEBA:

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A.            Existing Internal VEBA.  Provide for the transfer to the New VEBA of the assets (or, with regard to any illiquid or otherwise non-transferable investments, equivalent alternatives resulting from discussions between Ford and the Committee pursuant to Section 6.C of this Settlement Agreement) of the Existing Internal VEBA, net of Existing Internal VEBA trust expenses (this shall only include expenses to the extent permitted by ERISA), as described in Section 12.B of this Settlement Agreement.

B.            TAA Equivalency.  Transfer to the New VEBA the assets in the TAA (representing the amounts Ford deposited in the TAA pursuant to Section 7.D of this Settlement Agreement and the investment returns thereon), net of expenses (but limited to those expenses that could be charged under ERISA if the TAA were a plan subject to ERISA) or, at Ford’s option, transfer either (i) cash in lieu of some or all of these assets in the TAA or (ii) all interests in the LLC as described in Section 12.E of this Settlement Agreement.

C.            New Note A.  Cause the LLC to transfer to the New VEBA New Note A issued by Ford to the LLC, as described in Section 12.E of this Settlement Agreement.  In the event that the transfer of New Note A to the New VEBA occurs subsequent to a Record Date and on or prior to the Payment Date (as such terms are defined in New Note A), Ford shall cause the LLC to transfer to the New VEBA immediately upon receipt the payment that the LLC will receive that corresponds to such Payment Date.  Ford shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in requesting the issue or transfer of New Note A to the New VEBA.

D.            New Note B and Payment Shares.  Cause the LLC to transfer to the New VEBA New Note B issued by Ford to the LLC, as described in Section 12.E of this Settlement Agreement, and any Payment Shares issued to the LLC in respect thereof.  Ford shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in requesting the issue or transfer of the New Note B and Payment Shares, if any, to the New VEBA.

E.            Warrants.  Cause the LLC to transfer to the New VEBA the Warrants issued to the LLC, as described in Section 12.E of this Settlement Agreement.  Ford shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in requesting the issue or transfer of the Warrants to the New VEBA.

F.             Cash Contribution Based on Increase in Stock Value.  Within five days of the Final Effective Date, Ford transferred to the Existing External VEBA $33 million in satisfaction of the Stock Contribution Obligation, as described in Section 13.C of the Hardwick I Settlement Agreement.

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The payments described in this Section 8 are subject to reduction for the amounts set forth in Section 12.A of this Settlement Agreement.  To the extent that any assets described in this Section 8 are held by the LLC, Ford may satisfy the payment and transfer obligations in this Section 8 and in Sections 9 through 11 by transferring all interests in the LLC to the New VEBA.

9.	Wage and COLA Deferrals

A.           Impact on Hardwick I Wage and COLA Deferral.  Ford shall continue to deposit into the Existing External VEBA the wage and COLA deferrals set forth in Section 13.B of the Hardwick I Settlement Agreement (including the COLA deferrals and non-payment of the September 18, 2006 general increase to the hourly wage rate) until the termination of the Existing External VEBA.  As a result of Ford agreeing to deposit the amount described in Section 7.D(i) into the TAA, the Approval Order provided that as of the day following the Implementation Date (i) Ford shall no longer be required to make deposits of the wage and COLA deferrals from the Hardwick I Settlement Agreement into the Existing External VEBA, (ii) the amounts described in Section 7.D(i) paid by Ford pursuant to this Settlement Agreement shall be in full satisfaction of any and all of Ford’s obligations under Section 13.B of the Hardwick I Settlement Agreement and the provisions of the judgment in Hardwick I regarding wage and COLA deferrals, (iii) Ford shall have no further obligations as to such payments or contributions to the Existing External VEBA, and (iv) the Hardwick I wage and COLA deferrals shall inure thereafter solely to the benefit of Ford and continue in perpetuity increasing at $0.02 per hour per quarter as described in Section 13.B of the Hardwick I Settlement Agreement.

If the Implementation Date occurs after January 1, 2010, then the balance in the TAA as of the Implementation Date (excluding New Note A, New Note B, the Warrants and any Payment Shares) to be deposited in the New VEBA as provided in Section 8.B of this Settlement Agreement shall be reduced by the value of the wage and COLA deferral contributions paid or payable to the Existing External VEBA under the Hardwick I Settlement Agreement (assuming a 9% rate of return on such contributions) from January 1, 2010 to the Implementation Date.

B.            2009 Wage Deferral.  In negotiating the MOU and 2007 Ford-UAW National Agreement, Ford and UAW agreed that there shall be no general increase to the hourly wage rate for Ford Active Employees in 2009 regardless of whether or not the Implementation Date occurs.  As a result, Ford agreed to pre-fund this wage increase to the TAA as referred to in Section 7.D(i) of this Settlement Agreement.  If the Implementation Date does not occur, the wage increase will not be reinstated.

C.            2007 COLA Diversion.  In negotiating the MOU and 2007 Ford-UAW National Agreement, Ford and UAW also agreed that, effective with the December 1, 2007 COLA adjustment and ending September 1, 2011, up to four cents ($0.04) per hour per quarter shall be diverted from COLA otherwise calculated for Ford Active Employees.  These deferred amounts shall inure solely to the benefit of Ford and shall not be reinstated after September 1, 2011 but shall continue to be deferred in perpetuity.  As a result, Ford agreed to pre-fund these future COLA adjustments to the TAA referred to in Section 7.D(i) of this Settlement Agreement.  If the Implementation Date does not occur, the cumulative effect of four cents ($0.04) per hour per quarter of COLA shall be reinstated and Ford and the UAW shall agree on the disposition of such COLA adjustment.  The UAW and Ford acknowledge that these COLA diversions shall not entitle any member of the Covered Group to any payment from, or create any interest on their part in, any assets or amounts held in the TAA.

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10.	Other Payments to the Existing External VEBA

Ford’s “Third Contribution” of $43 million, as required by Section 13.A of the Hardwick I Settlement Agreement, was paid by Ford to the Existing External VEBA on January 1, 2009 (or the first business day thereafter).

11.	[RESERVED]

12.	Sequencing of Initial Deposits to the New VEBA and Termination of Existing External VEBA, the LLC and TAA

The initial deposits to the New VEBA shall be made and credited to the Ford Separate Retiree Account, and the Existing External VEBA and TAA shall be terminated, as provided below.

A.            Deposit No. 1.  Pursuant to the 2008 Settlement Agreement, on January 16, 2009, Ford caused a transfer of $50,000.00 from the TAA to the New VEBA.   Thereafter, and until the Implementation Date, within 30 days of any request by the Committee, Ford shall cause the transfer of such additional amounts as the Committee shall request, provided that there shall be no more than five such requests prior to the Implementation Date and the aggregate of all such transfers, including the initial payment, shall not exceed $20 million.  Such amounts shall represent an advance to the New VEBA to cover reasonable and necessary preparatory expenses incurred by the New Plan or the New VEBA in anticipation of the transition of responsibility for Retiree Medical Benefits as of the day following the Implementation Date as set forth in Section 5 of this Settlement Agreement.  These advance payments shall not increase or add to the amounts Ford has agreed to pay under this Settlement Agreement.

B.            Deposit No. 2.  Within 10 business days after the Implementation Date, Ford shall direct the trustee of the Existing Internal VEBA to transfer to the New VEBA all assets in the Existing Internal VEBA or cash in an amount equal to the Existing Internal VEBA balance on the date of the transfer.  The Amendment Approval Order provides that, upon such transfer, the Existing Internal VEBA shall be deemed to be amended to terminate participation and coverage regarding Retiree Medical Benefits for the Class and the Covered Group, effective as of the day following the Implementation Date.  Accruals for trust expenses (this shall only include expenses to the extent permitted by ERISA) through the date of transfer shall be made and retained within the Existing Internal VEBA to pay such expenses.  After payment of these trust expenses is completed, a reconciliation of the accruals and the actual expenses (this shall only include expenses to the extent permitted by ERISA) shall be performed.  Ford agrees to cause the payment to the New VEBA by the Existing Internal VEBA of any overaccruals for such expenses.  Similarly, in the event of an underaccrual the New VEBA shall return to the Existing Internal VEBA the amount of the underaccrual of expenses.

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C.            Deposit No. 3.  The Amendment Approval Order shall direct the committee of the Existing External VEBA and the trustee of the Existing External VEBA to transfer all assets and liabilities of the Existing External VEBA into the New VEBA and terminate the Existing External VEBA within 15 days after the Implementation Date.  This transfer of assets and liabilities shall include, but not be limited to, the transfer of all rights and obligations granted to or imposed on the Existing External VEBA under Section 14.C of the Hardwick I Settlement Agreement and Ford agrees that, on the day following the Implementation Date, the New VEBA shall be substituted for the Existing External VEBA for such purposes.  The Amendment Approval Order shall provide that the Existing External VEBA shall be terminated after this payment is made.

D.            Deposit No. 4.  The balance in the TAA as of the date of transfer, after giving effect to Deposit No. 1, or at Ford’s discretion, cash in lieu of some or all of the assets in the TAA as of the date of transfer, shall be paid to the New VEBA before the 20th business day after the Implementation Date.  If Ford elects to pay cash in lieu of some or all of the investments in the TAA, the cash Ford will pay shall include an amount equal to accrued and unpaid interest and dividends on such investments net of reasonable liquidation costs.  Accruals for expenses (but limited to those expenses that could be charged to the TAA under ERISA if the TAA were a plan subject to ERISA) through the date of transfer shall be made and an amount equal to the TAA’s share of such accruals shall be retained within the TAA, or by Ford, as applicable, to pay such expenses.  After payment of these expenses is completed, a reconciliation of the accruals and the actual expenses (but limited to those expenses that could be charged to the TAA under ERISA if the TAA were a plan subject to ERISA) shall be performed.  Ford agrees to cause the payment to the New VEBA by the TAA of any overaccruals for the TAA’s share of such expenses.  Similarly, in the event of an underaccrual the New VEBA will return to the TAA, or to Ford, as applicable, the amount of the underaccrual for the TAA’s share of the expenses.

E.            Transfer of New Note A, New Note B, the Warrants and any Payment Shares.  Ford shall cause the LLC to transfer New Note A, New Note B, the Warrants and any Payment Shares to the New VEBA after Deposit No. 4 has been made, within 25 business days after the Implementation Date if no legal or regulatory approvals are required, or within 10 business days of securing final legal or regulatory approval, including either receipt of a prohibited transaction exemption or reasonable assurance of retroactive regulatory relief  reasonably satisfactory to Ford and the New VEBA from the DOL, as described in Section 22.  Ford and/or the New VEBA, as applicable, shall apply for any necessary legal or regulatory approvals, including, but not limited to, the prohibited transaction exemptions described in Section 22 of this Settlement Agreement and any required federal or state bank regulatory approvals.  The UAW, the Class and Class Counsel shall support and cooperate with any such requests for legal or regulatory approvals.  Notwithstanding the foregoing, any transfer of the Warrants and any Payment Shares shall be conditioned upon execution and delivery by the New VEBA or the LLC (in the event Ford elects to transfer its interests in the LLC as provided in the third paragraph of this Section 12.E) of a Securityholder and Registration Rights Agreement substantially in the form of Exhibit C to this Settlement Agreement.

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The parties acknowledge that, upon completion of Ford’s transfer of the assets in the TAA to the New VEBA as contemplated by this Settlement Agreement, no assets should remain in the TAA and the TAA shall be terminated.  If, however, assets remain in the TAA as the result of Ford’s exercise of its option to transfer cash in lieu of TAA assets, or deductions permitted under this Settlement Agreement, then Ford may thereafter use or dispose of such assets, including any investment returns thereon, for any corporate purpose.  After Deposit No. 4 has been made and after transfer of the New Note A, New Note B, the Warrants and any Payment Shares, the LLC shall be terminated.  All assets transferred or contributed to the New VEBA shall be free and clear of any liens, claims or other encumbrances.

To the extent that assets to be deposited or transferred to the New VEBA as described in Section 8 or this Section 12 are held by the LLC, Ford may elect in its sole discretion, to satisfy its obligation in this Section 12 by transferring all interests in the LLC to the New VEBA in lieu of causing the LLC to deposit or transfer any such assets.

If a deposit or payment or any portion thereof is made by Ford to the TAA or the New VEBA by mistake under any provision of this Settlement Agreement, including, but not limited to Sections 7 through 12 of this Settlement Agreement, (i) as to the TAA, Ford may deduct such amount from the TAA plus earnings thereon from the date of deposit in the TAA up to but excluding the date of deduction, and (ii) as to the New VEBA, the Committee shall, upon written direction of Ford, return such amounts as may be permitted by law to Ford (plus earnings thereon from the date of payment to but excluding the date of return) within 30 days of notification by Ford that such payment was made by mistake.  If a dispute arises with regard to such payment, the dispute will be resolved pursuant to Section 26 of this Settlement Agreement.

13.	Adjustment Events

A.	Adjustment Event. “Adjustment Event” shall mean:

(i)	the determination of the value of any assets in lieu of which Ford elects to transfer cash to the New VEBA pursuant to Sections 8 and 12 of this Settlement Agreement; or

(ii)
the determination of the value of any illiquid or otherwise non-transferable investments in the Existing Internal VEBA in case the discussions between Ford and the Committee as set forth in Section 6.C of this Settlement Agreement result in transferring something other than such investment.

B.	Due Diligence and Adjustment Mechanism.

In connection with any Adjustment Event, Ford shall deliver, as soon as practicable, to the Committee (or the UAW prior to establishment of the Committee) information in reasonable detail about the determinations made by Ford with regard to such Adjustment Event and the work papers, underlying calculations and other documents and materials on which such determinations are based, including non-privileged materials from Ford’s advisors, if any (collectively, the “Determination Materials”).

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The Committee shall have 30 days from receipt of the Determination Materials from Ford to submit to Ford a written request for an Independent Attestation of a determination(s) by Ford listed in Section 13.A of this Settlement Agreement.  As a part of this review process, the Committee may ask for additional information regarding the calculations, and the data and information provided by Ford.  Ford shall as promptly as practicable, respond to all reasonable requests from the Committee for such additional information.  However, a request for additional information shall not extend the 30-day review period, unless an extension is reasonably necessary to allow the Committee to review such additional information, but in no event longer than 45 days from receipt of the Determination Materials.

All determinations made by Ford with regard to a determination(s) listed in Section 13.A of this Settlement Agreement shall be final and binding on Ford, the UAW, the Class Representatives, the Class, the Covered Group, Class Counsel, the Committee and the New Plan and New VEBA, unless the Committee timely submits a request for an Independent Attestation.   If the Committee timely submits such a request, Ford shall engage a nationally recognized independent registered public accounting firm to conduct an Independent Attestation regarding a determination(s) by Ford listed in Section 13.A of this Settlement Agreement.  The Independent Attestation shall be final and binding on Ford, the UAW, the Class Representatives, the Class, the Covered Group, Class Counsel, the Committee and the New Plan and New VEBA.

Nothing in the foregoing paragraphs shall prevent the division, deposit, withdrawal or transfer of any assets the valuation of which is not in dispute pending resolution of the disputed amounts.

C.            Confidentiality.  All information and data provided by Ford to the UAW, Class Counsel and/or the Committee under Section 7.G of this Settlement Agreement and as a part of this due diligence and adjustment process shall be considered confidential.  The UAW, Class Counsel and the Committee shall use such information and data solely for the purpose set forth in this Section 13 of the Settlement Agreement.  The UAW, Class Counsel and the Committee shall not disclose such information or data to any other person without Ford’s written consent, provided that the UAW and the Committee may disclose such information and data to their attorneys and professional advisors subject to the agreement of such attorneys and advisors to the confidentiality restrictions set forth herein.

14.	Future Contributions

The UAW, the Class and the Covered Group may not negotiate any increase of Ford’s funding or payment obligations set out herein.  The UAW also agrees not to seek to obligate Ford to:  (i) provide any additional payments to the New VEBA other than those specifically required by this Settlement Agreement; (ii) make any other payments for the purpose of providing Retiree Medical Benefits to the Class or the Covered Group; or (iii) provide or assume the cost of Retiree Medical Benefits for the Class or the Covered Group through any other means; provided, that, the UAW may propose that Ford Active Employees be permitted to make contributions to the New VEBA of amounts otherwise payable in profit sharing, COLA, wages and/or signing bonuses, if not prohibited by law.

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15.	Pension Benefits

For purposes of determining a Class or Covered Group member’s status as a Protected Retiree under the terms of the Hardwick I settlement agreement, any pension increase negotiated in the 2007 Ford-UAW National Agreement shall not be included in the determination of pension income.

16.	Administrative Costs

The New VEBA shall be responsible for all costs to administer the New Plan and the New VEBA commencing on the day following the Implementation Date and continuing thereafter. The New Plan and the Trust Agreement shall be drafted consistent with this requirement.

17.	Trust Agreement; Segregated Account; Indemnification

Assets paid or transferred to the New VEBA by or at the direction of Ford, including all investment returns thereon, shall be used solely to provide Retiree Medical Benefits to the Class and the Covered Group as defined in this Settlement Agreement and to defray the reasonable expenses of administering the New Plan to provide such benefits as permitted under this Settlement Agreement until expiration of the Initial Accounting Period.  Thereafter, Benefits shall be provided to the Class and the Covered Group as described in the Trust Agreement.  The Trust Agreement shall provide: (i) for the Ford Separate Retiree Account to be credited with the assets deposited or transferred to the New VEBA by Ford, or at Ford’s direction, under this Settlement Agreement; (ii) that the assets in the Ford Separate Retiree Account may be used only to provide Benefits for such Class and such Covered Group; and (iii) that under no circumstances shall Ford or the Ford Separate Retiree Account be liable or responsible for the obligations of any other employer or for the provision of Retiree Medical Benefits or any other benefits for the employees or retirees of any other employer.

Further, the Trust Agreement shall provide that the Committee, on behalf of the New VEBA, shall take all such reasonable action as may be needed to rebut any presumption of control that would limit the New VEBA’s ability to own Ford common stock, New Note B, the Payment Shares, the Warrants or the shares of Ford common stock received by the New VEBA upon exercise of the Warrants or as may be required to comply with all applicable laws and regulations, including but not limited to federal and state banking laws and regulations.

Except as prohibited under Section 410(a) of ERISA and to the extent otherwise permitted by law, the New VEBA shall indemnify and hold the Committee, the UAW, Ford, the Ford Retiree Health Plan, and the current or former employees, officers and agents of each of them harmless from and against any liability that they may incur in connection with the New Plan and New VEBA, unless such liability arises from their gross negligence or intentional misconduct, or breach of this Settlement Agreement.  The Committee shall not be required to give any bond or any other security for the faithful performance of its duties under the Trust Agreement, except as such may be required by law.

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18.	Subsidies

With regard to claims incurred after the Implementation Date, the New VEBA shall be entitled to receive any Medicare Part D subsidies and other health care related subsidies regarding benefits actually paid by the New VEBA which may result from future legislative changes, and Ford shall not be entitled to receive any such subsidies related to prescription drug benefits and other health care related benefits provided to the Class and the Covered Group by the New Plan and New VEBA.

19.	Default and Cure

A.            General.  The Committee shall have the right to accelerate some or all of the payment obligations of Ford under this Settlement Agreement if Ford defaults on any payment obligations under this Settlement Agreement and such default is not cured within 15 business days after the Committee gives Ford notice of such default.  To cure such default, Ford shall pay the amount then in default, plus accrued Interest on such amount.

B.            Limitation on Liens.  Effective as of the Implementation Date and until all payments required of Ford under this Settlement Agreement have been made, Ford shall not, nor shall it permit any Manufacturing Subsidiary to, incur, issue, assume, guarantee or suffer to exist any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter called “Debt”), secured by a pledge of, or mortgage or lien on, any Principal Domestic Manufacturing Property of Ford or any Manufacturing Subsidiary, or any shares of stock of or Debt of any Manufacturing Subsidiary (mortgages, pledges and liens being hereinafter called “Mortgage” or “Mortgages”), without effectively providing that payment obligations by Ford under this Settlement Agreement (together with, if Ford shall so determine, any other Debt of Ford or such Manufacturing Subsidiary then existing or thereafter created ranking equally with payment obligations of Ford under this Settlement Agreement) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt so secured plus all Attributable Debt of Ford and its Manufacturing Subsidiaries in respect of sale and leaseback transactions (as defined in Section 10.05 of the Indenture dated as of January 30, 2002 between Ford and The Bank of New York, as Trustee), would not exceed 5% of Consolidated Net Tangible Automotive Assets; provided, however, that this Section shall not apply to Debt secured by:

(i)	Mortgages on property of, or on any shares of stock or of Debt of, any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(ii)	Mortgages in favor of Ford or any Manufacturing Subsidiary;

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(iii)	Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

(iv)
Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within 60 days after, the acquisition of such property or shares of Debt for the purpose of financing all or any part of the purchase price thereof; and

(v)
any extension, renewal or replacement (or successive extensions renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (iv), inclusive; provided that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

For purposes of this section, the term “Attributable Debt” shall mean, as to any particular lease under which any Person (defined for purposes of this Section 19B to include any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity) is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent (discounted from the respective due dates thereof at the rate of 9.5% per annum compounded annually) required to be paid by such Person under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

C.            Dispute Resolution.  The dispute resolution process set forth in Section 26 of this Settlement Agreement shall apply in the event of a dispute over whether Ford has defaulted on any payment obligation under this Settlement Agreement.  In this regard, the time limit applicable to Ford’s right to cure a default shall be 15 business days after agreement by the parties that Ford has defaulted, or entry by the Court of a final ruling determining that Ford has defaulted on its payment obligations.  Application of the dispute resolution process set forth in Section 26 of this Settlement Agreement does not relieve Ford of the obligation to pay accrued Interest for the period of time that the dispute resolution process is in effect in order to cure a default.

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20.	Cooperation

A.            Cooperation by Ford.  Ford shall cooperate with the UAW and the Committee and at the Committee’s request undertake such reasonable actions as will assist the Committee in the transition of responsibility for administration of the Retiree Medical Benefits by the Committee for the New Plan and the New VEBA.  Such cooperation shall include assisting the Committee in educational efforts and communications with respect to the Class and the Covered Group so that they understand the terms of the New Plan, the New VEBA and the transition, and understand the claims submission process and any other initial administrative changes undertaken by the Committee.  Before and after the Implementation Date, at the Committee’s request and as permitted by law, Ford shall furnish to the Committee such information and shall provide such cooperation as may be reasonably necessary to permit the Committee to effectively administer the New Plan and the New VEBA, including, without limitation, the retrieval of data in a form and to the extent maintained by Ford regarding age, amounts of pension benefits, service, pension and medical benefit eligibility, marital status, mortality, claims history, births, deaths, dependent status and enrollment information of the Class and the Covered Group.  At the request of the Committee, Ford shall continue to perform the necessary eligibility work for a reasonable period of time, not to exceed 90 days after the Implementation Date in order to allow the Committee to establish and test the eligibility database, and for which Ford shall be entitled to reimbursement for reasonable costs.  Ford shall also assist the Committee in transitioning benefit provider contracts to the New VEBA.  Ford shall also cooperate with the UAW and the Committee and undertake such reasonable actions as will enable the Committee to perform its administrative functions with respect to the New Plan and the New VEBA, including ensuring an orderly transition from Ford administration of Retiree Medical Benefits to the New Plan and the New VEBA.

To the extent permitted by law, Ford shall also allow retiree participants to voluntarily have required contributions withheld from pension benefits and to the extent reasonably practical, credited to the Ford Separate Retiree Account of the New VEBA on a monthly basis.  A retiree participant may elect or withdraw consent for pension withholdings at any time by providing 45 days written notice to the Pension Plan administrator or such shorter period that may be required by law; provided, however, that Ford will not be required to obtain new affirmative consents from existing retiree participants who provided consent pursuant to the Hardwick I Settlement Agreement to the extent that any required contributions may be withheld in accordance with such prior consent.

To the extent permitted by law, Ford shall also cooperate with the Committee to make provision for the New VEBA payments of the $76.20 Special Benefit to be incorporated into monthly Ford pension checks for eligible retirees and surviving spouses.  It shall be the responsibility of the Committee and the New VEBA to advise Ford’s pension paying agent in a timely manner of eligibility changes with regard to the Special Benefit payment.  The timing of the information provided to Ford’s pension paying agent shall determine the timing for the incorporation into the monthly pension check.  It will be the responsibility of the Committee and the New VEBA to establish a bank account for the funding of the Special Benefit payments, and Ford’s pension paying agent will be provided with the approval to draw on that account for the payment of the benefit.  The Committee and the New VEBA shall assure that the bank account is adequately funded for any and all such payments.  If adequate funds do not exist for the payments, then Ford’s pension paying agent shall not make such payments until the required funding is established in the account.  It will be the responsibility of the Committee and the New VEBA to audit the eligibility for, and payment of, the Special Benefit. Additionally, the Committee and the New VEBA shall be responsible for the payment of reasonable costs associated with Ford’s administration of the payment of this Special Benefit and the pension withholdings, including development of administrative and recordkeeping processes, monthly payment processing, audit and reconciliation functions and the like.

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Ford shall be financially responsible for reasonable costs associated with the transition of coverage for the Class and the Covered Group to the New Plan and New VEBA. This shall include the cost of educational efforts and communications with respect to retirees, creation of administrative procedures, initial development of record sharing procedures, the testing of computer systems, vendor selection and contracting, and other activities incurred on or before the Implementation Date, including but not limited to costs associated with drafting the Trust Agreement, seeking from the Internal Revenue Service a determination of the tax-exempt status of the New VEBA, plan design and actuarial and other professional work necessary for initiation of the New Plan and New VEBA and the benefits to be provided thereunder.  Ford payments described in this Section shall not reduce its payment obligations under this Settlement Agreement, and if the New VEBA is a multi-employer welfare trust, the costs described in this Section, to the extent not allocable to a specific employer, shall be pro-rated among the participating companies based on the ratio of required funding for each company.  Payment of these costs shall be set forth explicitly in the Approval Order.  Notwithstanding this paragraph, the Dental Benefit Eligibility & Enrollment Plan Sponsor Agreement and the Administrative Services Agreement, each by and between Ford and the Trust Committee of the Independent Health Care Trust for the UAW Retirees of Ford Motor Company, shall remain in full force and effect until otherwise terminated by the parties thereto.

B.            Cooperation With Ford.  The UAW and the Committee shall cooperate and shall timely furnish Ford with such information, and any schedules supporting such information, related to the New Plan and New VEBA, in a form and to the extent maintained by the UAW and the Committee, as may be reasonably necessary to permit Ford to comply with requirements of the SEC, including, but not limited to, any disclosures contemplated or agreed to with the staff of the SEC as a result of Ford’s discussions with the staff, and Generally Accepted Accounting Principles, including but not limited to SFAS 87, SFAS 106, SFAS 132R, SFAS 157, and SFAS 158 (as amended), for disclosure in Ford's financial statements and any filings with the SEC.

21.	[Reserved]

22.	Prohibited Transaction Exemptions

The parties agree that the assets of the TAA and the LLC shall not be “plan assets” of the New Plan and New VEBA unless and until actual transfer or payment to the New VEBA.  The UAW, Ford, and the Class and Class Counsel acknowledge that the instrument establishing the TAA and communications to the Class regarding the TAA, shall be consistent with the principles set forth in DOL Advisory Opinions 92-02A, 92-24 and 94-31A so as to avoid the assets in the TAA being deemed “plan assets” within the meaning of ERISA.  If Ford determines that the assets in the TAA and/or the LLC as described in Section 7 of this Settlement Agreement are likely to be deemed “plan assets,” Ford shall apply for a prohibited transaction exemption from the DOL to permit the acquisition and holding of the employer security in the TAA and/or the LLC.  The UAW, the Class and Class Counsel shall fully cooperate with Ford in securing any such legal or regulatory approvals.

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If Ford elects to transfer New Note A, New Note B, the Warrants and any Payment Shares to the New VEBA and such notes and securities are not qualifying employer securities, Ford and the New VEBA shall have received a prohibited transaction exemption or reasonable assurance of retroactive regulatory relief reasonably satisfactory to Ford and the New VEBA from the DOL that would permit the New VEBA to acquire and hold such notes and securities. Similarly, if qualifying employer securities and employer real property would exceed 10 percent of the total assets in the New VEBA immediately after transfer of New Note A, New Note B, the Warrants and any Payment Shares to the New VEBA, then Ford and the New VEBA shall have received a prohibited transaction exemption or reasonable assurance of retroactive regulatory relief reasonably satisfactory to Ford and the New VEBA from the DOL to permit the New VEBA to acquire and hold such notes and securities.  The UAW, the Class and Class Counsel shall fully cooperate with Ford and the New VEBA in securing any necessary legal or regulatory approvals.  If Ford and the New VEBA cannot obtain either a prohibited transaction exemption or reasonable assurance of retroactive regulatory relief reasonably satisfactory to Ford and the New VEBA prior to November 30, 2009, (i) the parties shall meet and seek to agree upon an appropriate, mutually satisfactory alternative that is (A) economically equivalent in value to the New VEBA and to Ford and (B) that does not constitute a prohibited transaction under ERISA (an “Equivalent Payment Structure”) and (ii) the parties shall be authorized without further order of the Court to adopt such Equivalent Payment Structure, in satisfaction of their rights and obligations hereunder.

23.	Indemnification

Subject to approval by the Court as part of the Amendment Approval Order, Ford hereby agrees to indemnify and hold harmless the UAW, and its current or former officers, directors, employees and expert advisors (each, an “Indemnified Party”), to the extent permitted by law, from and against any and all losses, claims, damages, obligations, assessments, penalties, judgments, awards, and other liabilities related to any decision, recommendations or other actions taken prior to the date of this Settlement Agreement (collectively, “Indemnification Liabilities”), and shall fully reimburse any Indemnified Party for any and all reasonable and documented attorney fees and expenses (collectively, “Indemnity Expenses”), as and when incurred, of investigating, preparing or defending any claim, action, suit, proceeding or investigation, arising out of or in connection with any Indemnification Liabilities incurred as a result of an Indemnified Party’s entering into, or participation in the negotiations for, this Settlement Agreement and the MOU and the transactions contemplated in connection herewith; provided, however, that such indemnity shall not apply to any portion of any such Indemnification Liability or Indemnity Expense that resulted from the gross negligence, illegal or willful misconduct by an Indemnified Party; provided, further, that such indemnity shall not apply to any Indemnification Liabilities to a Ford Active Employee for breach of the duty of fair representation.

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Nothing in this Section 23 or any provision of this Settlement Agreement shall be construed to provide an indemnity for any member or any actions of the Committee; provided however, that an Indemnified Party who becomes a member of the Committee shall remain entitled to any indemnity to which the Indemnified Party would otherwise be entitled pursuant to this Section 23 for actions taken, or for a failure to take actions, in any capacity other than as a member of the Committee; and provided further, that nothing in this Section 23 or any other provision of this Settlement Agreement shall be construed to provide an indemnity for any Indemnification Liabilities or Indemnity Expenses relating to (i) management of the assets of the New VEBA or (ii) for any action, amendment or omission of the Committee with respect to the provision and administration of Retiree Medical Benefits.

If an Indemnified Party receives notice of any action, proceeding or claim as to which the Indemnified Party proposes to demand indemnification hereunder, it shall provide Ford prompt written notice thereof.  Failure by an Indemnified Party to so notify Ford shall relieve Ford from the obligation to indemnify the Indemnified Party hereunder only to the extent that Ford suffers actual prejudice as a result of such failure, but Ford shall not be obligated to provide reimbursement for any Indemnity Expenses incurred for work performed prior to its receipt of written notice of the claim.  If an Indemnified Party is entitled to indemnification hereunder, Ford shall have the right to participate in such proceeding or elect to assume the defense of such action or proceeding at its own expense and through counsel chosen by Ford (such counsel being reasonably satisfactory to the Indemnified Party).  The Indemnified Party shall cooperate in good faith in such defense.  Upon the assumption by Ford of the defense of any such action or proceeding, the Indemnified Party shall have the right to participate in, but not control the defense of, such action and retain its own counsel but the expenses and fees shall be at its expense unless (a) Ford has agreed to pay such Indemnity Expenses, (b) Ford shall have failed to employ counsel reasonably satisfactory to an Indemnified Party in a timely manner, or (c) the Indemnified Party shall have been advised by counsel that there are actual or potential conflicting interests between Ford and the Indemnified Party that require separate representation, and Ford has agreed that such actual or potential conflict exists (such agreement not to be unreasonably withheld); provided, however, that Ford shall not, in connection with any such action or proceeding arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate law firm at any time for all Indemnified Parties not having actual or potential conflicts among them, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding.  All such fees and expenses shall be invoiced to Ford, with such detail and supporting information as Ford may reasonably require, in such intervals as Ford shall require under its standard billing processes.

If the Indemnified Party receives notice from Ford that Ford has elected to assume the defense of the action or proceeding, Ford will not be liable for any attorney fees or other legal expenses subsequently incurred by the Indemnified Party in connection with the matter.

Ford shall not be liable for any settlement of any claim against an Indemnified Party made without Ford’s written consent, which consent shall not be unreasonably withheld.  Ford shall not, without the prior written consent of an Indemnified Party, which consent shall not be unreasonably withheld or delayed, settle or compromise any claim, or permit a default or consent to the entry of any judgment, that would create any financial obligation on the part of the Indemnified Party not otherwise within the scope of the indemnified liabilities.

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The termination of this Settlement Agreement shall not affect the indemnity provided hereunder, which shall remain operative and in full force and effect.   Notwithstanding anything in this Section 23 to the contrary, this Section 23 of the Settlement Agreement shall not be applicable with respect to any of the matters covered by Article VI of the Securityholder and Registration Rights Agreement.

24.	Costs and Attorneys Fees

A.            Fees and Expenses.  Ford agrees to support the application by the UAW and Class Counsel to the Court for reimbursement by Ford of reasonable attorney and professional fees and expenses based on hours worked and determined in accordance with the current market rates (not to include any upward adjustments such as any lodestar multipliers, risk enhancements, success fee, completion bonus or rate premiums) incurred in connection with the court proceedings to obtain the Approval Order and the Amendment Approval Order and any appeals therefrom.  Approval of these fee requests shall be included in the Approval Order or the Amendment Approval Order, as applicable.

B.            Fees After the Final Effective Date.  Except for fees and expenses incurred in connection with the court proceedings to obtain the Amendment Approval Order and any appeals therefrom, each party to this Settlement Agreement agrees not to seek any other future fees or expenses from any other party in connection with either Hardwick II or Hardwick I.  The Class Representatives or any other party prevailing in any action to enforce the terms of this Settlement Agreement may seek such fees and costs as may be allowed by law.

25.	Releases and Certain Related Matters

A.	[RESERVED]

B.            UAW Releasees.  As of the Amendment Effective Date, each UAW Releasee releases and forever discharges each other UAW Releasee and each other Indemnified Party and shall be forever released and discharged with respect to any and all rights, claims or causes of action that such UAW Releasee had, has or hereafter may have, whether known or unknown, suspected or unsuspected, concealed or hidden, arising out of or based upon or otherwise related to (a) any of the claims arising, or which could have been raised, in connection with either Hardwick I or Hardwick II concerning the provision of Retiree Medical Benefits and the terms of this Settlement Agreement, (b) any claims that this Settlement Agreement, or any document referred to or contemplated herein, is not in compliance with applicable laws and regulations, and (c) any action taken to carry out this Settlement Agreement in accordance with this Settlement Agreement and applicable law.

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C.            Ford.  As of the Amendment Effective Date, the UAW Releasees release and forever discharge Ford, and its officers, directors, employees, agents, subsidiaries, Affiliates, and the Ford Retiree Health Plan and its fiduciaries, with respect to any and all rights, claims or causes of action that any UAW Releasee had, has or hereafter may have, whether known or unknown, suspected or unsuspected, concealed or hidden, arising out of, based upon or otherwise related to (a) any of the claims arising, or which could have been raised, in connection with Hardwick I or Hardwick II concerning the provision of Retiree Medical Benefits and the terms of this Settlement Agreement, (b) any claims that this Settlement Agreement, or any document referred to or contemplated herein, is not in compliance with applicable laws and regulations, and (c) any action taken to carry out this Settlement Agreement  in accordance with this Settlement Agreement and  applicable law.

D.            Existing Internal VEBA and Existing External VEBA.  As of the Amendment Effective Date, the UAW Releasees release and forever discharge the Existing External VEBA and the fiduciaries, trustees, and committee that administer the Existing External VEBA, and the Existing Internal VEBA and the fiduciaries, trustees, and committee that administer the Existing Internal VEBA with respect to any and all rights, claims or causes of action that any UAW Releasee had, has or hereafter may have, whether known or unknown, suspected or unsuspected, concealed or hidden, arising out of, based upon or otherwise related to (a) any of the claims arising, or which could have been raised, in connection with Hardwick I or Hardwick II concerning the provision of Retiree Medical Benefits and the terms of this Settlement Agreement, (b) any claims that this Settlement Agreement, of any document referred to or contemplated herein, is not in compliance with applicable laws and regulations, and (c) any action taken by such fiduciaries,  trustee and/or committees to carry out this Settlement Agreement and to transfer assets of the Existing External VEBA and Existing Internal VEBA to the New VEBA in accordance with this Settlement Agreement and applicable law.

E.            Representatives and Class Counsel.  As of the Amendment Effective Date, Ford releases and forever discharges the Class Representatives and Class Counsel from any and all claims, demands, liabilities, causes of action or other obligations of whatever nature, including attorney fees, whether known or unknown, that arise from their participation or involvement with respect to the filing of the Hardwick II lawsuit or in the negotiations leading to this Settlement Agreement.  This release does not extend to obligations arising from the terms of the Settlement Agreement itself.

F.            No Admission.  Neither the entry into the 2008 Settlement Agreement or this Settlement Agreement nor the consent to the Approval Order or the Amendment Approval Order is, may be construed as, or may be used as, an Admission by or against Ford or any UAW Releasee of any fault, wrongdoing or liability whatsoever.

26.	Dispute Resolution

A.            Coverage.  Any controversy or dispute arising out of or relating to, or involving the enforcement, implementation, application or interpretation of this Settlement Agreement shall be enforceable only by Ford, the Committee, the UAW, and if prior to the Implementation Date, Class Counsel, and the Amendment Approval Order will provide that the Court will retain exclusive jurisdiction to resolve any such disputes.  Notwithstanding the foregoing, any disputes relating solely to eligibility for participation or entitlement to benefits under the New Plan shall be resolved in accordance with the applicable procedures such Plan shall establish, and nothing in this Settlement Agreement precludes Class Members from pursuing appropriate judicial review regarding such disputes; provided however, that no claims incurred after the Implementation Date related to Retiree Medical Benefits may be brought against Ford, any of its Affiliates, or the Ford Retiree Health Plan.

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B.            Attempt at Resolution.  Although the Court retains exclusive jurisdiction to resolve disputes arising out of or relating to the enforcement, implementation, application or interpretation of this Settlement Agreement, the parties agree that prior to seeking recourse to the Court, the parties shall attempt to resolve the dispute through the following process:

(i)
The aggrieved party shall provide the party alleged to have violated this Settlement Agreement (“Dispute Party”) with written notice of such dispute, which shall include a description of the alleged violation and identification of the Section(s) of the Settlement Agreement allegedly violated.  Such notice shall be provided so that it is received by the Dispute Party no later than 180 calendar days from the date of the alleged violation or the date on which the aggrieved party knew or should have known of the facts that give rise to the alleged violation, whichever is later, but in no event longer than 3 years from the date of the alleged violation.

(ii)
If the Dispute Party fails to respond within 21 calendar days from its receipt of the notice, the aggrieved party may seek recourse to the Court; provided however, that the aggrieved party waives all claims related to a particular dispute against the Dispute Party if the aggrieved party fails to bring the dispute before the Court within 180 calendar days from the date of sending the notice.

All the time periods in this Section 26 of this Settlement Agreement may be extended by agreement of the parties to the particular dispute.

C.           Alternate Means of Resolution.  Nothing in this Section shall preclude Ford, the UAW, the Committee, or Class Counsel from agreeing on any other form of alternative dispute resolution or from agreeing to any extensions of the time periods specified in this Section 26.

27.	[RESERVED]

28.	[RESERVED]

29.	No Admission; No Prejudice

A.            Notwithstanding anything to the contrary, whether set forth in the 2008 Settlement Agreement, this Settlement Agreement, the MOU, the VEBA Term Sheet, the Approval Order, the Amendment Approval Order, the Notice Order, any documents filed with the Court in either Hardwick I or Hardwick II, any documents, whether provided in the course of or in any manner whatsoever relating to the 2007 discussions between Ford and UAW with respect to health care benefits or relating to this Settlement Agreement or the MOU, whether distributed, otherwise made available to or obtained by any person or organization, including without limitation, Ford Active Employees, Class Members, or their spouses, surviving spouses or dependents, or to the UAW or Ford in the course of the negotiations that led to entry into this Settlement Agreement, or otherwise:

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(i)
Ford.  Ford denies and continues to deny any wrongdoing or legal liability arising out of any of the allegations, claims and contentions made against Ford in Hardwick I or Hardwick II and in the course of the negotiation of the MOU or this Settlement Agreement.  Neither the MOU, nor any disputes or discussions between Ford and the UAW with respect to health care benefits or entry into this Settlement Agreement occurring on or after January 1, 2007, nor this Settlement Agreement, nor any document referred to or contemplated herein, nor any action taken to carry out this Settlement Agreement, nor any retiree health care benefits provided hereunder or any action related in any way to the ongoing administration of such retiree health care benefits (collectively, the “Settlement Actions”) may be construed as, or may be viewed or used as, an Admission by or against Ford of any fault, wrongdoing or liability whatsoever, or as an Admission by Ford of the validity of any claim or argument made by or on behalf of the UAW, Active Employees, the Class or the Covered Group, that retiree health benefits are vested.  Without limiting in any manner whatsoever the generality of the foregoing, the performance of any Settlement Actions by Ford may not be construed, viewed or used as an Admission by or against Ford that, following the termination of the Hardwick I Settlement Agreement, it does not have the unilateral right to modify or terminate retiree health care benefits.

(ii)
UAW, Representatives, Class Members.  Each of the UAW, the Class Representatives and the Class Members claim and continue to claim that the allegations, claims and contentions made against Ford in Hardwick II have merit.  Neither this Settlement Agreement nor any document referred to or contemplated herein nor any Settlement Actions may be construed as, or may be viewed or used as, an Admission by or against any of the UAW, the Class Representatives or the Class Members of any fault, wrongdoing or liability whatsoever or of the validity of any claim or argument made by or on behalf of Ford that Ford has a unilateral right to modify or terminate retiree health care benefits or that retiree health care benefits are not vested.  Without limiting in any manner whatsoever the generality of the foregoing, the performance of any Settlement Actions by any of the UAW, the Class Representatives or the Class Members, including without limitation, the acceptance of any retiree health care benefits under any of the Ford health care plans set forth in this Settlement Agreement, may not be construed, viewed or used as an Admission by or against any of the UAW, the Class Representatives or the Class that, following the termination of the Hardwick I Settlement Agreement, Ford has the unilateral right to modify or terminate retiree health care benefits.

35

(iii)
There has been no determination by any court as to the factual allegations made against Ford in Hardwick I or Hardwick II.  Entering into this Settlement Agreement and performance of any of the Settlement Actions shall not be construed as, or deemed to be evidence of, an Admission by any of the parties hereto, and shall not be offered or received in evidence in any action or proceeding against any party hereto in any court, administrative agency or other tribunal or forum for any purpose whatsoever other than to enforce the provisions of this Settlement Agreement or to obtain or seek approval of this Settlement Agreement in accordance with Rule 23 of the Federal Rules of Civil Procedure and the Class Action Fairness Act of 2005.

For the purposes of this Section 29, Ford and the UAW refer to Ford Motor Company and the “International Union, United Automobile, Aerospace and Agricultural Implement Workers of America”, respectively, as organizations, as well as any and all of their respective current or former directors, officers, employees, and agents.

B.            This Settlement Agreement and anything occurring in connection with reaching this Settlement Agreement are without prejudice to Ford, the UAW and the Class.  It is intended that Ford, the UAW, the Committee, the Class Representatives, the Class, Class Counsel and the Covered Group shall not use this Settlement Agreement, or anything occurring in connection with reaching this Settlement Agreement, as evidence against Ford, the UAW, the Class or the Covered Group in any circumstance except where the parties are operating under or enforcing this Settlement Agreement or the Judgment approving this Settlement Agreement.

30.	Duration and Termination of Settlement Agreement

A.            If Hardwick II is enjoined or stayed, either Ford, the UAW, or Class Counsel on behalf of the Class Representatives may terminate this Settlement Agreement by 30 days’ written notice to the other party; provided however, that this Settlement Agreement may not be terminated pursuant to this subparagraph A if Hardwick II is stayed by the parties because this Settlement Agreement is approved as a superseding settlement through the Hardwick I litigation.

B.             If any court, agency or other tribunal of competent jurisdiction issues a determination that any part of this Settlement Agreement is prohibited or unenforceable, Ford, the UAW, or Class Counsel, acting on behalf of the Class, may terminate this Settlement Agreement by 30 days’ written notice to the other party.

Notwithstanding the foregoing, Sections 7.F, 8.F, 9.A, 9.B and 9.C to the extent these Sections create rights and obligations relating to the non-occurrence of the Implementation Date as well as Sections 22, 23, 26 and 29, shall survive the termination of this Settlement Agreement.

31.	National Institute for Health Care Reform

In recognition of the interest of Ford, the UAW, the Class and the Covered Group in improving the quality, affordability, and accountability of health care in the United States, the parties agree that as a part of this settlement Ford and the UAW shall establish a National Institute for Health Care Reform (“Institute”).  The Institute shall be established and receive its first annual funding payment as soon as practicable after the Final Effective Date on the basis set forth in the term sheet attached as Exhibit B to this Settlement Agreement.  The annual funding payment shall be payable in four equal quarterly installments.  The funding and operation of the Institute shall be separate, independent and distinct from the New Plan and the New VEBA.  Any payments by Ford to the Institute shall be governed exclusively by the term sheet attached as Exhibit B to this Settlement Agreement and are not in any way related to Ford’s payment obligations as described in Sections 8 and 12 of this Settlement Agreement.  Additionally, Section 19 of this Settlement Agreement shall not apply to any obligation Ford may have to make payments with regard to the Institute.

36

In addition, the UAW and Ford will work actively with the Presidential Task Force created under the Emergency Economic Stabilization Act of 2008 to deal with restructuring in the automobile industry (the “Presidential Task Force”), and will encourage the Presidential Task Force to take or recommend actions mutually acceptable to the UAW and Ford to support the New VEBA and provide additional security to the retirees covered thereby in whatever form possible.

32.	Other Provisions

A.            References in this Settlement Agreement to “Sections,” “Paragraphs” and “Exhibits” refer to the Sections, Paragraphs, and Exhibits of this Settlement Agreement unless otherwise specified.

B.            The Court shall, subject to Section 26 of this Settlement Agreement, retain exclusive jurisdiction to resolve any disputes relating to or arising out of or in connection with the enforcement, interpretation or implementation of this Settlement Agreement.  Each of the parties hereto expressly and irrevocably submits to the jurisdiction of the Court and expressly waives any argument it may have with respect to venue or forum non conveniens.

C.            This Settlement Agreement constitutes the entire agreement between the parties regarding the matters set forth herein, and no representations, warranties or inducements have been made to any party concerning this Settlement Agreement, other than representations, warranties and covenants contained and memorialized in this Settlement Agreement.  This Settlement Agreement supersedes any prior understandings, agreements or representations by or between the parties, written or oral, regarding the matters set forth in this Settlement Agreement, including, without limitation, the 2008 Settlement Agreement.

D.            The captions used in this Settlement Agreement are for convenience of reference only and do not constitute a part of this Settlement Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Settlement Agreement, and all provisions of this Settlement Agreement will be enforced and construed as if no captions had been used in this Settlement Agreement.

E.            The Class Representatives expressly authorize Class Counsel to take all appropriate action required or permitted to be taken by the Class Representatives pursuant to this Settlement Agreement to effectuate its terms and also expressly authorize Class Counsel to enter into any non-material modifications or amendments to this Settlement Agreement on behalf of them that Class Counsel deems appropriate from the date this Settlement Agreement is signed until the Amendment Effective Date; provided, however, that the effectiveness of any such amendment which adversely impacts the level of benefits to any Class Member as well as any material amendment shall be subject to the approval of the Court.

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F.            This Settlement Agreement may be executed in two or more counterparts.  All executed counterparts and each of them shall be deemed to be one and the same instrument, provided that counsel for the parties to this Settlement Agreement shall exchange among themselves original signed counterparts.

G.            No party to this Settlement Agreement may assign any of its rights hereunder without the prior written consent of the other parties, and any purported assignment in violation of this sentence shall be void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

H.            Each of Ford, the UAW, the Committee, Class Representatives, Class Members and the Class Counsel shall do any and all acts and things, and shall execute and deliver any and all documents, as may be necessary or appropriate to effect the purposes of this Settlement Agreement.

I.             This Settlement Agreement shall be construed in accordance with applicable federal laws of the United States of America.

J.             Any provision of this Settlement Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent any provision of this Settlement Agreement is invalid or unenforceable as provided for in this Section 32.J of this Settlement Agreement, it shall be replaced by a valid and enforceable provision agreed to by Ford, the UAW and Class Counsel (which agreement shall not be unreasonably withheld) that preserves the same economic effect for the parties under this Settlement Agreement; provided however, that to the extent that such prohibited or unenforceable provision cannot be replaced as contemplated and the consequences of such prohibited or unenforceable provision causes this Settlement Agreement to fail of its essential purpose then this Settlement Agreement may be voided at the sole discretion of the party seeking the benefit of the prohibited or unenforceable provision.  Class Counsel is expressly authorized to take all appropriate action to implement this provision.

K.            In the event that any payment referenced in this Settlement Agreement is due to be made on a weekend or a holiday, the payment shall be made on the first business day following such weekend or holiday.

L.             In the event that any legal or regulatory approvals are required to effectuate the provisions of this Settlement Agreement, Ford, the UAW, the Class, Class Counsel, and the Committee shall fully cooperate in securing any such legal or regulatory approvals.

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M.           Any notice, request, information or other document to be given under this Settlement Agreement to any of the parties by any other party shall be in writing and delivered personally, or sent by Federal Express or other carrier which guarantees next-day delivery, transmitted by facsimile, transmitted by email if in an Adobe Acrobat PDF file, or sent by registered or certified mail, postage prepaid, at the following addresses.  All such notices and communication shall be effective when delivered by hand, or, in the case of registered or certified mail, Federal Express or other carrier, upon receipt, or, in the case of facsimile or email transmission, when transmitted (provided, however, that any notice or communication transmitted by facsimile or email shall be immediately confirmed by a telephone call to the recipient.):

If to the Class Representatives or Class Counsel, addressed to:

William T. Payne
Stember Feinstein Doyle & Payne, LLC
Pittsburgh North Office
1007 Mt. Royal Boulevard
Pittsburgh, PA  15222
Tel: (412) 492-8797
wpayne@stargate.net

In each case with copies to:

John Stember
Edward Feinstein
Stember Feinstein Doyle & Payne, LLC
1705 Allegheny Building
429 Forbes Avenue
Pittsburgh, PA 15219
Tel: (412) 338-1445
jstember@stemberfeinstein.com
efeinstein@stemberfeinstein.com

If to Ford, addressed to:

Stephen M. Kulp
Office of the General Counsel
Ford Motor Company
1 American Road
Dearborn, Michigan 48126
Tel:  (313) 322-3571
skulp@ford.com

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in each case with copies to:

Peter Sherry
Secretary
Office of the General Counsel
Ford Motor Company
1 American Road
Dearborn, Michigan 48126
Tel:  (313) 322-2130

If to UAW, addressed to:

Daniel W. Sherrick
General Counsel
International Union, United Automobile, Aerospace and
Agricultural Implement Workers of America
8000 East Jefferson Avenue
Detroit, MI  48214
Tel: (313) 926-5216

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: A. Richard Susko/Richard S. Lincer/David I. Gottlieb
Tel: (212) 225-2000

Each party may substitute a designated recipient upon written notice to the other parties.

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IN WITNESS THEREOF, the parties hereto have caused this Settlement Agreement to be executed by themselves or their duly authorized attorneys.

AGREED:

By:	s/Stephen M. Kulp	Date: July 23, 2009
Stephen M. Kulp (P51555)
1 American Road
Dearborn, Michigan 48126
Tel: (313) 322-3571

COUNSEL FOR DEFENDANT
Ford Motor Company

By:	s/Daniel W. Sherrick	Date: July 23, 2009

Daniel W. Sherrick (P37171)
8000 East Jefferson Avenue
Detroit, MI 48214
Tel: (313) 926-5216

COUNSEL FOR PLAINTIFF
INTERNATIONAL UNION, UNITED AUTOMOBILE, AEROSPACE AND AGRICULTURAL IMPLEMENT WORKERS OF AMERICA

By:	s/William T. Payne	Date: July 23, 2009

William T. Payne
Stember Feinstein Doyle & Payne, LLC
Pittsburgh North Office
1007 Mt. Royal Boulevard
Pittsburgh, PA 15222
Tel: (412) 492-8797
wpayne@stargate.net

COUNSEL FOR PLAINTIFFS
BOBBY HARDWICK, WALTER BERRY, ARLEN BANKS, FAY BARKLEY, YVONNE HICKS, RAYMOND J. MITCHELL, BRUCE CARRIER AND THE CLASS

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LIST OF EXHIBITS

Exhibit A:	Form of Trust Agreement

Exhibit B:	Institute Term Sheet

Exhibit C:	Form of Securityholder and Registration Rights Agreement

Exhibit D:	Form of Securities Exchange Agreement

Exhibit D(A):	Form of New Note A

Exhibit D(B):	Form of New Note B

Exhibit D(C):	Form of Warrant Agreement

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Exhibit 10.2

SETTLEMENT AGREEMENT (AS AMENDED AND RESTATED) EXHIBIT (C), FORM OF

SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT

SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT

Dated as of [_________],

by and between

FORD MOTOR COMPANY

and

FORD-UAW HOLDINGS LLC

TABLE OF CONTENTS

		Page

ARTICLE 1
Definitions

Section 1.01.	Certain Defined Terms	2
Section 1.02.	Terms Generally	9

ARTICLE 2
Certain Covenants and Restrictions

Section 2.01.	Standstill	9
Section 2.02.	Transfer Restrictions	11
Section 2.03.	Certificate Legends; Holder Representations	15

ARTICLE 3
Right of First Offer

Section 3.01.	Offer Notice	16
Section 3.02.	Company’s Right of First Offer	16
Section 3.03.	Payment	17
Section 3.04.	Assignment of Right of First Offer	17

ARTICLE 4
Voting Agreement

Section 4.01.	Agreement to Vote	17
Section 4.02.	Irrevocable Proxy	18
Section 4.03.	Inconsistent Voting Agreements	19

ARTICLE 5
Registration Rights

Section 5.01.	Shelf Registration	19
Section 5.02.	Demand Registrations	21
Section 5.03.	Piggyback Registration	23
Section 5.04.	Postponement of Registrations	25
Section 5.05.	Holdback Period	25
Section 5.06.	No Inconsistent Agreements	27
Section 5.07.	Registration Procedures	27
Section 5.08.	Participation in Public Offering Transfers	33
Section 5.09.	Cooperation by Management	33
Section 5.10.	Registration Expenses and Legal Counsel	33

ii

SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT

This Securityholder and Registration Rights Agreement (this “Agreement”) is entered into as of [●], 2009, by and between Ford Motor Company, a Delaware corporation (the “Company”), and Ford-UAW Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Initial Holder”).

WHEREAS, pursuant to the Settlement Agreement dated as of March 28, 2008 among the Company, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”), and certain class representatives, on behalf of the class of plaintiffs as set forth therein (the “Settlement Parties”), the Company and the UAW agreed that responsibility for providing retiree health care benefits for current and former UAW-represented employees of the Company would be permanently shifted from the Company to a new retiree plan funded by a new independent Voluntary Employee Benefit Association Trust (“New VEBA”);

WHEREAS, the Initial Holder was established by the Company for the purpose of holding certain assets required to be transferred by the Company to the New VEBA;

WHEREAS, pursuant to an Amended Settlement Agreement dated as of [●], 2009 among the Settlement Parties, the Company desires to contribute to the Initial Holder: (i) an Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by the Company in the principal amount of $6,705,470,000 (“Note A”); (ii) an Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by the Company in the principal amount of $6,511,850,000 (“Note B” and, together with Note A, the “Notes”); and (iii) warrants to purchase 362,391,305 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued pursuant to the Warrant Agreement (the “Warrant Agreement”) between the Company and the Initial Holder (the “Warrants” and, together with the Notes and the guaranties thereof, the “Instruments”);

WHEREAS, in connection with the foregoing, the parties hereto wish to enter into this Agreement to govern the rights and obligations of the parties with respect to registration rights and certain other matters relating to the Warrants and the shares of Common Stock that are issuable, or issued, as the case may be, upon settlement or exercise of Note B or the Warrants.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1
Definitions

Section 1.01.  Certain Defined Terms.  As used herein, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the Company’s good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement or report filed with the SEC by the Company so that such Registration Statement or report would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls or is Controlled by or is under common Control with such Person.  For the avoidance of doubt, the UAW and its Affiliates shall be deemed to be Affiliates of the New VEBA.

“Agreement” shall have the meaning set forth in the Preamble.

“Average Daily Trading Volume” means the worldwide average daily trading volume of the Common Stock during the 30 consecutive New York Stock Exchange trading days ending immediately before the day of determination.

“Beneficial Owner” or “Beneficially Own” have the meanings given to such terms in Rule 13d-3 of the Exchange Act, except that a Person shall also be deemed to beneficially own all shares of Voting Securities with respect to which such Person has the right or option to acquire (through agreement, purchase, exchange, conversion or otherwise) beneficial ownership or the power to vote.  For the avoidance of doubt, any holder of the Warrants shall be deemed to beneficially own all of the Underlying Shares issuable upon settlement or exercise thereof.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday or any other day on which banks are required or authorized by Law to be closed in New York City, New York.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Control” means the direct or indirect power to direct or cause the direction of management or policies of a Person, whether through the ownership of voting securities, general partnership interests or management member interests, by contract, pursuant to a voting trust or otherwise.  “Controlling” and “Controlled” have the correlative meanings.

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“Deferred Payment” shall have the meaning set forth in Note B.

“Demand Notice” shall have the meaning set forth in Section 5.02(a).

“Demand Registration” shall have the meaning set forth in Section 5.02(a).

“Demand Registration Statement” shall have the meaning set forth in Section 5.02(b).

“Elected Instruments” shall have the meaning set forth in Section 3.02(a).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Expected Shares” shall have the meaning set forth in Section 2.02(c).

“Full Physical Settlement” shall have the meaning set forth in the Warrant Agreement.

“Governing Instruments” has the meaning given to such term in Section 2.01(j).

“Governmental Entity” means any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

“Group” has the meaning given to such term in Section 13(d)(3) of the Exchange Act.

“Hedging Activities” shall have the meaning set forth in Section 2.02(b).

“Holder” means the Initial Holder, any permitted assignee hereof as contemplated in Section 7.01(iii), and, in the event of an assignment hereof in connection with the Transfer of the Registrable Instruments to the New VEBA as contemplated in Section 7.01(ii), the New VEBA and/or the trustee of the New VEBA, as appropriate.  References to the “Holder” in this Agreement shall be deemed to include all Holders in the aggregate and not to each individual Holder.

“Indemnitee” shall have the meaning set forth in Section 6.01.

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“Indemnitor” shall have the meaning set forth in Section 6.03(a).

“Initial Holder” shall have the meaning set forth in the Recitals.

“Installment Payment Date” shall have the meaning set forth in Note B.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus (as defined in Rule 433 under the Securities Act) relating to an offer of the Registrable Instruments.

“Law” means any applicable United States or non-United States federal, provincial, state or local statute, common law, rule, regulation, ordinance, permit, order, writ, injunction, judgment or decree of any Governmental Entity.

“Losses” shall have the meaning set forth in Section 6.01.

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or the over-the-counter market in the United States of America; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States of America or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any material adverse change in the Company’s business, condition (financial or otherwise) or prospects.

“Negotiated Transaction” shall have the meaning set forth in Section 2.02(a)(ii).

“Net Share Settlement” shall have the meaning set forth in the Warrant Agreement.

“New VEBA” shall have the meaning set forth in the Preamble.

“Nominee” shall have the meaning set forth in Section 4.02.

“Note A” shall have the meaning set forth in the Recitals.

“Note B” shall have the meaning set forth in the Recitals.

“Notes” shall have the meaning set forth in the Recitals.

“Offered Instruments” shall have the meaning set forth in Section 3.01.

“Offer Notice” shall have the meaning set forth in Section 3.01.

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“Offer Price” shall have the meaning set forth in Section 3.02(a).

“Option Exercise Notice” shall have the meaning set forth in Section 3.02(a).

“Option Period” shall have the meaning set forth in Section 3.02(a).

“Other Instruments” means any Warrants, Common Stock or other securities of the Company held by a third party which are contractually entitled to registration rights or which the Company is registering pursuant to a registration statement covered by Section 5.03.

“Owned Shares” shall have the meaning set forth in Section 4.01.

“Permitted Hedging Activities” shall have the meaning set forth in Section 2.02(c).

“Person” means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization or other organization, whether or not a legal entity, and any Governmental Entity.

“Piggyback Notice” shall have the meaning set forth in Section 5.03(a).

“Piggyback Registration” shall have the meaning set forth in Section 5.03(a).

“Principal Payment” shall have the meaning set forth in the Notes.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Instruments covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Proxy” or “Proxies” has the meaning given to such term in Rule 14a-1 of the Exchange Act.

“Quotation Agent” means a nationally recognized independent investment banking firm selected by the Initial Holder from two nationally recognized independent investment banking firms proposed by the Company to the Initial Holder in writing for the purpose of determining the Volume-Weighted Average Price; provided that if the Initial Holder does not so select a Quotation Agent within two Business Days following receipt of the Company’s proposal, the Company shall select, in its sole discretion, one of the two proposed investment banking firms as the Quotation Agent.

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“Registrable Instruments” means the Warrants and the Underlying Shares.  As to any particular Registrable Instruments, such instruments will cease to be Registrable Instruments when they have been Transferred by a Holder to a party other than a Holder in accordance with all applicable provisions of this Agreement.

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Instruments pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, financial advisors or other Person acting on behalf of such Person.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Rule 144A” means Rule 144A under the Securities Act or any successor rule thereto.

“Rule 144 Sale” shall have the meaning set forth in Section 2.02(a)(iii).

“Rule 144A Sale” shall have the meaning set forth in Section 2.02(a)(iv).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Settlement Parties” shall have the meaning set forth in the Recitals.

“Share Limitation” means that the underwriter selected by the Company of any underwritten public offering advises the Company in writing that in its opinion the number or dollar amount of securities requested to be included in such offering (whether by the Holder, the Company or any other holders thereof permitted (by contractual agreement with the Company or otherwise) to include such securities in such offering) exceeds the number or dollar amount of securities which can be sold in such offering without adversely affecting the price, timing, distribution or marketability of the offering.

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“Shelf Offering” shall have the meaning set forth in Section 5.01(c).

“Shelf Period” shall have the meaning set forth in Section 5.01(b).

“Shelf Registration Statement” means (i) a Registration Statement of the Company on Form S-3 (or any successor form or other appropriate form under the Securities Act) filed with the SEC or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act) filed with the SEC, in each case, for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Instruments. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Shelf Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3.

“Shelf Take-Down Notice” shall have the meaning set forth in Section 5.01(c).

“Solicitation” has the meaning given to such term in Rule 14a-1 of the Exchange Act.

“Stock Settlement Option” shall have the meaning set forth in Section 2.02(c).

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the shares of the voting securities or other voting interests are owned or Controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

“Trading Day” means (i) if the applicable security is listed on the New York Stock Exchange, a day on which trades may be made thereon or (ii) if the applicable security is listed or admitted for trading on the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or other national securities exchange or market, a day on which the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or such other national securities exchange or market is open for business or (iii) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, hedge, encumber, hypothecate or similarly dispose of, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, hedge, encumbrance, hypothecation or similar disposition.

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“Transfer Date” means the date on which the Instruments are first transferred from the Initial Holder to the New VEBA or the date on which the Company's ownership interest in the Initial Holder is transferred to the New VEBA.

“Trustee” shall have the meaning set forth in the Preamble.

“UAW” shall have the meaning set forth in the Recitals.

“Underlying Shares” means the shares of Common Stock that are issued or issuable, as the case may be, from time to time upon settlement of Note B or exercise of the Warrants in accordance with the terms thereof, together with any securities issued or issuable in respect thereof in connection with any stock dividend, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof.  For all purposes under this Agreement, any determination of the number of shares of Common Stock that are issuable upon (i) settlement of, or underlying, Note B shall be made based on 85% of the Volume-Weighted Average Price per share of Common Stock for the 30 consecutive Trading Day period ending on the last Trading Day of the immediate preceding calendar quarter as if all Principal Payments (as such term is defined in Note B) in respect of Note B will be settled in accordance with the terms thereof entirely in shares of Common Stock and not in cash (except for the payment of cash in lieu of fractional shares of Common Stock) and (ii) exercise of the Warrants shall be made as if Full Physical Settlement (as such term is defined in the Warrant Agreement) applies to all Warrants exercised (and all Warrants are so exercised).  For avoidance of doubt, the immediately preceding sentence shall not alter or limit in any way the rights or obligations of the Holder or the Company (x) under the terms of Note B, including with respect to settlement in cash of the Principal Payment (as such term is defined in Note B) in respect of Note B or (y) under the terms of the Warrants, including the Holder’s right to elect Net Share Settlement (as such term is defined in the Warrant Agreement) to apply upon exercise of any Warrant.

“Volume-Weighted Average Price” means, for any period of consecutive Trading Days, the price per share of Common Stock as displayed on Bloomberg (or any successor service) page “Equity VWAP” (or any successor page displaying a volume-weighted average price) relating to the Common Stock in respect of such period of consecutive Trading Days (or, if such price is not available, the Volume-Weighted Average Price shall mean the volume-weighted average price per share of Common Stock during such period of consecutive Trading Days as determined by the Quotation Agent).

“Voting Securities” means securities of the Company, including the Common Stock, with the power to vote with respect to the election of directors of the Company generally and all securities (including the outstanding Notes) convertible into or exchangeable for securities of the Company with the power to vote with respect to the election of directors of the Company generally.

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“Warrants” shall have the meaning set forth in the Preamble.

“Warrant Agreement” shall have the meaning set forth in the Preamble.

Section 1.02.  Terms Generally.  The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless the context expressly provides otherwise. All references herein to Sections, paragraphs, subparagraphs or clauses shall be deemed references to Sections, paragraphs, subparagraphs or clauses of, this Agreement, unless the context requires otherwise.  Unless otherwise specified, the words “this Agreement”, “herein”, “hereof”, “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  Unless expressly stated otherwise, any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE 2
Certain Covenants and Restrictions

Section 2.01.  Standstill.  The Holder shall not, and shall cause its Affiliates not to, during the term of this Agreement, directly or indirectly, alone or in concert with others, without the prior written consent of the Board, take any of the actions set forth below (or take any action that would require the Company to make any public announcement regarding any of the following):

(a)         acquire, announce an intention to acquire, offer or propose to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Voting Securities other than the acquisition of the Instruments on the Transfer Date and the acquisition of Underlying Shares upon settlement of Note B or exercise of the Warrants by the Holder;

(b)         make, or in any way participate in, any Solicitation of Proxies to vote any Voting Securities or of any written consent to corporate action from any holders of Voting Securities, seek to advise, assist, instigate, encourage or influence any Person with respect to the voting of any Voting Securities, initiate or propose any stockholder proposal or induce or attempt to induce any other Person to initiate any stockholder proposal;

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(c)         make any statement or proposal, whether written or oral, to the Board, or to any director, officer or agent of the Company, or make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of any asset or assets of the Company that individually or collectively are material to the Company, recapitalization, extraordinary dividend, share repurchase, liquidation or other extraordinary corporate transaction involving the Company or any other transaction which could result in a change of control of the Company, or solicit or encourage any other Person to make any such statement, proposal or announcement;

(d)         form, join or in any way participate in a Group with respect to any Voting Securities of the Company;

(e)         deposit any Voting Securities into a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities other than as expressly contemplated by this Agreement;

(f)          call, request the calling of, or otherwise seek to assist in the calling of, a special meeting of the stockholders of the Company;

(g)         participate in any meeting of the stockholders or execute any written consent to corporate action with respect to the Company, except in accordance with this Agreement;

(h)         seek to place a representative on the Board or seek the removal of any member of the Board;

(i)          act alone or in concert with others to seek to Control or influence in any manner the management, the Board or the policies of the Company or any of its Affiliates;

(j)          make a request (public or otherwise) to the Company (or its directors, officers, stockholders, employees or agents) to amend or waive this Section 2.01 or the Restated Certificate of Incorporation or Bylaws of the Company (collectively, the “Governing Instruments”), including any request (public or otherwise) to permit the Holder or its Affiliates, or any other Person, to take any action in respect of the matters referred to in this Section 2.01;

(k)         publicly disclose any intention, plan or arrangement inconsistent with this Section 2.01; or

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(l)          advise, assist, instigate, encourage or influence any other Person to do any of the foregoing.

The foregoing provisions shall not prohibit the Holder from:

(i)         acquiring any interest in any fund or collective investment vehicle that owns Voting Securities (so long as (x) such acquisition is not undertaken for the purpose of avoiding this Section 2.01, (y) Voting Securities comprise no more than 5% of the net asset value of such fund or investment vehicle and (z) neither the UAW, the Holder nor any of their respective Affiliates possesses the right, power or ability to Control such fund or collective investment vehicle or its manager);

(ii)        engaging in Hedging Activities to the extent permissible under Section 2.02; or

(iii)       subject to Section 2.02, tendering into any tender or exchange offer as seller.

Furthermore, the foregoing provisions shall not prohibit the UAW from (i) engaging in collective bargaining activities with respect to the Company in connection with the UAW’s representation of its members, (ii) administering or enforcing its rights under any collective bargaining agreement or other agreement or arrangement with the Company or (iii) communicating with the UAW’s members regarding such actions or activities (so long as such actions or activities under clauses (i), (ii) and (iii) are not undertaken for the purpose of avoiding this Section 2.01).

Section 2.02.  Transfer Restrictions.  (a) Except for a Transfer of Registrable Instruments from the Initial Holder to the New VEBA, the Holder shall not make any Transfer of any Registrable Instruments other than pursuant to any one or more of the following transactions (provided that the Holder has also first complied with the terms and conditions contained in Article 3 hereof in connection with such proposed Transfer, and subject to the limitations set forth in this Section 2.02 and in any restrictive legends on the Holder’s Note, Warrant or Common Stock certificates):

(i)         a Transfer pursuant to a Shelf Offering, Demand Registration or Piggyback Registration in each case in accordance with Article 5;

(ii)        a Transfer pursuant to a privately negotiated transaction or series of related transactions effected on the same date and at the same price per share, Note or Warrant with one or more transferees (a “Negotiated Transaction”);

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(iii)       a Transfer pursuant to Rule 144 (a “Rule 144 Sale”);

(iv)       a Transfer pursuant to Rule 144A (a “Rule 144A Sale”);

(v)        a Transfer to the Company or a wholly-owned direct or indirect Subsidiary of the Company pursuant to a self-tender offer or otherwise;

(vi)       a Transfer pursuant to a merger or consolidation in which the Company or a wholly-owned direct or indirect Subsidiary of the Company is a constituent corporation; and

(vii)      a Transfer by tendering any or all of the Registrable Instruments into an exchange offer, a tender offer or a request or invitation for tenders (as such terms are used in Sections 14(d) or 14(e) of the Exchange Act and the rules and regulations of the SEC thereunder) for Common Stock if the tender offer has been recommended, and such recommendation has not been withdrawn, by a committee of the Board consisting solely of members of the Board (x) who are not officers or employees of the Company, (y) who are not representatives, nominees or Affiliates of the UAW or the Holder and (z) who are not representatives, nominees or Affiliates of the bidder (as defined in Rule 14d-1(e) under the Exchange Act) making such tender offer.

Notwithstanding anything to the contrary in this Section 2.02(a), no Transfer of a Registrable Instrument, other than from the Initial Holder to the New VEBA, shall be made prior to the later of January 1, 2010 and the Transfer Date without the prior written consent of the Company, which consent shall not be unreasonably withheld.

(b)         The Holder may not (i) acquire any securities convertible into or exercisable for the Instruments or Common Stock or any securities the value of which is derived from, or determined by reference to, the Instruments or Common Stock or (ii) acquire, establish or enter into any derivative contract or arrangement the value of which is derived from, or determined by reference to, the Instruments or Common Stock, except for actions under clause (i) or (ii) that are solely for the purpose of hedging (and that do not have the effect of increasing) the Holder’s investment in the Instruments or the Underlying Shares (such activities being referred to as “Hedging Activities”) and subject to the other limitations set forth in this Agreement.

(c)         The Holder shall not enter into any transaction to hedge its exposure with respect to the Notes or any shares of Common Stock that the Holder has received or may anticipate receiving pursuant to the terms of the Notes, unless one of the following conditions have been satisfied or complied with: (i) the hedging transaction is entered into by the Holder to hedge its exposure with respect to shares of Common Stock received by the Holder prior to such hedging transaction as a result of exercise by the Company of its right to satisfy all or a portion of its obligation to make Principal Payments in respect of Note B by delivering shares of Common Stock (the “Stock Settlement Option”); or (ii) the aggregate number of shares of Common Stock underlying the hedging transaction(s) shall not exceed 25% of the shares of Common Stock deliverable by the Company (the “Expected Shares”) upon exercise of its Stock Settlement Option on the next succeeding Payment Date (as defined in Note B), determined based on the Stock Price (as defined in Note B) for such Payment Date in accordance with Section 2(c) of Note B; provided that the Holder shall not enter into any hedging transaction to hedge its exposure with respect to the Expected Shares during the 30 Trading Days ending on the second Business Day prior to such Payment Date (“Permitted Hedging Activities”).

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(d)         Notwithstanding any provisions of this Agreement to the contrary:

(i)         the aggregate number of (w) Underlying Shares that are Transferred by the Holder pursuant to one or more Rule 144 Sales and Rule 144A Sales, (x) Warrants that are Transferred by the Holder pursuant to one or more Rule 144 Sales and Rule 144A Sales, (y) Underlying Shares Transferred in connection with one or more Hedging Activities and (z) Warrants Transferred in connection with one or more Hedging Activities, shall not exceed 100 million Underlying Shares (calculated, with respect to clause (x) and clause (z), as if the Transfer of Warrants were deemed to be the Transfer of the corresponding number of Underlying Shares) in any 3-month period; and

(ii)        the aggregate number of (w) Underlying Shares that are Transferred by the Holder pursuant to one or more Shelf Offerings, Demand Registrations, Rule 144 Sales and Rule 144A Sales, (x) Warrants that are Transferred by the Holder pursuant to one or more Shelf Offerings, Demand Registrations, Rule 144 Sales and Rule 144A Sales, (y) Underlying Shares Transferred in connection with one or more Hedging Activities and (z) Warrants Transferred in connection with one or more Hedging Activities, shall not exceed 250 million Underlying Shares in any 3-month period and 500 million Underlying Shares in any 12-month period; provided, however, that beginning on January 1, 2012 such amounts shall be reduced to 200 million Underlying Shares in any 3-month period and 400 million Underlying Shares in any 12-month period (in each case, calculated, with respect to clause (x) and clause (z), as if the Transfer of Warrants were deemed to be the Transfer of the corresponding number of Underlying Shares).

provided further, however, that in any calendar year in which an Installment Payment Date occurs, the limitations set forth under clause Error! Reference source not found. or Error! Reference source not found. above shall be increased by the applicable share limitations that applied during the calendar year during which the Deferred Payment was originally scheduled, divided by the number of years for which the Company has elected to defer payment (which shall in no event exceed five).

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(e)         Notwithstanding any provisions of this Agreement to the contrary, the aggregate number of (w) Underlying Shares that are Transferred by the Holder pursuant to one or more Rule 144 Sales and Rule 144A Sales, (x) Warrants that are Transferred by the Holder pursuant to one or more Rule 144 Sales and Rule 144A Sales, (y) Underlying Shares Transferred in connection with one or more Hedging Activities and (z) Warrants Transferred in connection with one or more Hedging Activities shall not exceed on any day more than 15% of the Average Daily Trading Volume (calculated, with respect to clause (x) and clause (z), as if the Transfer of Warrants were deemed to be the Transfer of the corresponding number of Underlying Shares).

(f)          Notwithstanding any provisions of this Agreement to the contrary, the Holder shall not make a Transfer of any Registrable Instruments to (i) any one Person or Group (whether such Person or Group is buying for its own account or as a fiduciary on behalf of one or more accounts) of more than 2% of the Common Stock then outstanding (it being understood that the Transfer of any Warrants shall be deemed for these purposes to be the Transfer of the Underlying Shares) or (ii) any one Person or Group if such Person or Group is then required to file, or has filed, or as a result of such Transfer will be required to file (to the knowledge of the Holder after reasonable inquiry) a statement on Schedule 13D under the Exchange Act (or any successor thereto) with respect to the Common Stock and such Person or Group intends, or has expressly reserved the right, to exert Control or influence over the Company (to the knowledge of the Holder after reasonable inquiry).

(g)         If the Registrable Instruments subject to any Transfer are not to be registered under the Securities Act, the Holder shall, prior to effecting such Transfer, cause each transferee in such Transfer to represent and warrant to, and covenant and agree with, the Holder and the Company in writing that (i) such transferee is acquiring such Registrable Instruments for its own account, or for one or more accounts, as to each of which such transferee exercises sole investment discretion, for investment purposes only and not with a view to, or for resale in connection with, any distribution (within the meaning of the Securities Act) and (ii) such transferee does not constitute an underwriter (within the meaning of the Securities Act) with respect to the acquisition of such Registrable Instruments from the Holder.  The parties hereto agree that the representations, warranties and covenants referred to in the immediately preceding sentence shall not be required from any transferee who receives Registrable Instruments pursuant to a sale in compliance with Rule 144.

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(h)         Prior to making any Transfer of Registrable Instruments pursuant to Section 2.02(a)(iii), the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such Transfer may be made without registration under the Securities Act in reliance upon Rule 144.

(i)          No Transfer of Registrable Instruments in violation of this Agreement, including Article 3 hereof, or in violation of any restrictive legends on the Holder’s Warrants or Common Stock certificates shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

(j)          Upon completion of any Transfer of any Registrable Instruments or the entering into or execution of any Hedging Activities by or on behalf of the Holder, the Holder shall notify the Company in writing of (i) the number of Warrants and the corresponding number of Underlying Shares so Transferred and (ii) the number of Warrants and the corresponding number of Underlying Shares so Transferred pursuant to such Hedging Activities.

Section 2.03.  Certificate Legends; Holder Representations.  (a) The Holder acknowledges and agrees that each certificate representing the Holder’s Note B, Warrants and Underlying Shares delivered upon settlement of Note B or exercise of the Warrants shall conspicuously bear legends in accordance with the terms of the Instruments.

(b)         The Holder covenants and agrees that it will cooperate with the Company and take all action necessary to ensure that each certificate representing the Holder’s Registrable Instruments and Underlying Shares shall conspicuously bear legends, respectively, in substantially the following forms:

THE SALE, TRANSFER, ASSIGNMENT, HEDGE, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR DISPOSAL OF THESE [SECURITIES AND THE]1 SHARES OF COMMON STOCK [ISSUABLE IN ACCORDANCE WITH THE TERMS HEREOF]2 IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS OF THAT CERTAIN SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [●], BY AND BETWEEN FORD MOTOR COMPANY AND FORD-UAW HOLDINGS LLC.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

____________________
1 Insert in the certificate representing the Warrants.

2 Insert in the certificate representing the Warrants.

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(c)         The Holder represents and warrants that it, together with its investment managers, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Registrable Instruments.  The Holder understands and acknowledges that the Registrable Instruments have not been registered under the Securities Act or any state securities law and that the Registrable Instruments may not be the subject of any Transfer except as expressly permitted by this Agreement.

ARTICLE 3
Right of First Offer

Section 3.01.  Offer Notice.  If at any time the Holder proposes to Transfer Registrable Instruments pursuant to Section 2.02(a)(i), (ii), (iii) or (iv), the Holder shall promptly give the Company written notice of such intention to make the Transfer (the “Offer Notice”).  The Offer Notice shall include (i) a description of the Registrable Instruments proposed to be Transferred, (ii) the proposed method of distribution therefor and (iii) the number of such Registrable Instruments proposed to be Transferred (the “Offered Instruments”).

Section 3.02.  Company’s Right of First Offer.  (a)The Company shall have an option for a period of ten (10) days from delivery of the Offer Notice (the “Option Period”) to elect to offer to purchase all or any portion of the Offered Instruments.  The Company may exercise such election option by notifying the Holder in writing before expiration of the Option Period (the “Option Exercise Notice”) as to (i) the number of such Offered Instruments that it wishes to purchase (the “Elected Instruments”), (ii) the cash purchase price that it proposes to pay the Holder for such Elected Instruments (the “Offer Price”) and (iii) the material terms and conditions upon which the proposed purchase would be made.  The Option Exercise Notice shall constitute an offer to purchase the number of Elected Instruments indicated in the Option Exercise Notice from the Holder at the cash Offer Price and on the other terms and conditions set forth in the Option Exercise Notice.  The Holder shall have ten (10) days to accept, in writing, in whole and not in part, the offer (if any) made by the Company in the Option Exercise Notice.

(b)         If the Holder does not accept the Company’s offer, the Holder shall be entitled to Transfer all or any portion of the Offered Instruments, subject to the other terms of this Agreement (including Section 2.02 and Section 5.05(a)), to a purchaser or purchasers on terms and conditions that are not less favorable to the Holder than those set forth in the Option Exercise Notice (and that are no more favorable to the purchaser or purchasers) in the Holder’s reasonable judgment; provided, that such Transfer of all or any portion of the Offered Instruments to the purchaser or purchasers is completed within one hundred twenty (120) days after delivery of the Offer Notice to the Company.  If at the end of the one hundred twenty (120) day period, the Holder has not completed the Transfer of the Offered Instruments, the Holder shall no longer be permitted to Transfer any of such Offered Instruments without again fully complying with the provisions of this Article 3.

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(c)         If the Company (x) does not deliver an Option Exercise Notice to the Holder before the expiration of the Option Period, or (y) elects to offer to purchase less than all of such Offered Instruments, the Holder shall be entitled to Transfer (1) all or any portion of the Offered Instruments (in the case of clause (x) above), or (2) any portion of the Offered Instruments that do not constitute Elected Instruments (in the case of clause (y) above), in each case subject to the other terms of this Agreement (including Section 2.02 and Section 5.05(a)), to a purchaser or purchasers on any terms and conditions; provided, that such Transfer of the Offered Instruments to the purchaser or purchasers is completed within one hundred twenty (120) days after delivery of the Offer Notice to the Company.  If at the end of the one hundred twenty (120) day period, the Holder has not completed the Transfer of the Offered Instruments, the Holder shall no longer be permitted to Transfer any of such Offered Instruments without again fully complying with the provisions of this Article 3.

(d)         Notwithstanding the foregoing, the Company shall not have the right to purchase all or any portion of any Common Stock constituting Offered Instruments pursuant to Section 3.02(a) if the Holder elects to Transfer such Common Stock in an open market transaction at the then current market price of such Common Stock.

Section 3.03.  Payment.  If the Holder accepts in whole within ten (10) days any offer made by the Company in the Option Exercise Notice, then payment by the Company for the Elected Instruments shall be made in cash by check or wire transfer at a time and place agreed upon between the parties, which shall be no later than sixty (60) days after delivery to the Company of the Offer Notice; provided, however, that in the event the Company is unable to effectuate such closing due to legal and/or contractual prohibitions applicable to the Company or the transaction, the Company shall have the right to extend such deadline for the closing for up to an additional thirty (30) days.  For the avoidance of doubt, any obligation of the Company to effectuate such closing with respect to the Elected Instruments shall be subject to the terms and conditions set forth in the Option Exercise Notice.

Section 3.04.  Assignment of Right of First Offer.  Notwithstanding any provision in this Agreement to the contrary, the Company may assign its rights and obligations under this Article 3 to any Person without the consent of the Holder; provided, that the Company shall be liable to the Holder for any breach of, or failure to comply with, this Article 3 by any such assignee.

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ARTICLE 4
Voting Agreement

Section 4.01.  Agreement to Vote.  The Holder irrevocably and unconditionally hereby agrees that from and after the date hereof until the date of termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s stockholders, however called, or in connection with any written consent of the Company’s stockholders, the Holder will (i) appear at such meeting or otherwise cause any and all issued Underlying Shares held or beneficially owned by the Holder to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted (including by written consent, if applicable) such issued Underlying Shares held or beneficially owned by the Holder as of the relevant time (“Owned Shares”) on each matter presented to the stockholders of the Company as follows:

(a)         In the case of any proposed amendments to, or restatements of, the Governing Instruments that are proposed by the Company to (x) facilitate the transactions contemplated by this Agreement or (y) to bring the Governing Instruments into conformity with this Agreement, in either case as may be determined by the Board in its discretion, “for” such proposal; and

(b)         In the case of any other matter presented to the stockholders of the Company, in the same proportionate manner (either “for,” “against,” “withheld” or otherwise) as (x) in the case of proposed stockholder action at a meeting of the Company’s stockholders, the holders of Common Stock (other than the Holder and its Affiliates) that were present and entitled to vote on such matter voted in connection with each such matter and (y) in the case of proposed stockholder action by written consent, all the holders of Common Stock (other than the Holder and its Affiliates) that consented or did not consent in connection with each such matter.

Section 4.02.  Irrevocable Proxy.  The Holder hereby revokes any and all previous proxies granted with respect to its Owned Shares.  Subject to the last two sentences of this Section 4.02, upon the request of the Company and subject to applicable law, the Holder shall, or shall use its reasonable best efforts to cause any Person serving as the nominee (the “Nominee”) of the Holder with respect to its Owned Shares to, irrevocably appoint the Company or its designee as the Holder’s proxy to vote (or cause to be voted) its Owned Shares in accordance with Section 4.01 hereof.  Such proxy shall be irrevocable and coupled with an interest and shall be granted in consideration of the Company entering into this Agreement and the other arrangements covered by the Settlement Agreement.  In the event that any Nominee for any reason fails to irrevocably appoint the Company or its designee as the Holder’s proxy in accordance with this Section 4.02, the Holder shall cause such Nominee to vote its Owned Shares in accordance with Section 4.01 hereof.  In the event that the Holder or any Nominee fails for any reason to vote its Owned Shares in accordance with the requirements of Section 4.01 hereof, then the Company or its designee shall have the right to vote the Holder’s Owned Shares in accordance with Section 4.01.  Subject to applicable law, the vote of the Company or its designee shall control in any conflict between the vote by the Company or its designee of the Holder’s Owned Shares and a vote by the Holder (or any Nominee on behalf of the Holder) of its Owned Shares.  Notwithstanding the foregoing, the proxy granted by the Holder and/or any Nominee shall be automatically revoked upon termination of this Agreement in accordance with its terms.

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Section 4.03.  Inconsistent Voting Agreements.  The Holder hereby agrees that the Holder shall not enter into any agreement, contract or understanding with any Person prior to the termination of this Agreement directly or indirectly to vote, grant a proxy or power of attorney or give instructions with respect to the voting of the Holder’s Owned Shares in any manner which is inconsistent with this Agreement.

ARTICLE 5
Registration Rights

Section 5.01.  Shelf Registration.  (a) Subject to Section 5.04, as promptly as practicable after delivery of the Instruments, the Company shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all of the Registrable Instruments held by the Holder from time to time in accordance with the methods of distribution elected by the Holder and set forth in the Shelf Registration Statement and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(b)         Subject to Section 5.04, the Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Holder until the earlier of (i) the date as of which all Registrable Instruments have been sold pursuant to the Shelf Registration Statement or another registration statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which the Holder is permitted to sell its Registrable Instruments without registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the “Shelf Period”).  The Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in the Holder not being able to offer and sell any Registrable Instruments pursuant to such Shelf Registration Statement, unless such action or omission is required by applicable law.  The Company shall use its reasonable best efforts to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (and not to become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the Shelf Period; provided that the Company shall be permitted to defer interest or dividends in respect of any securities under which such deferral is permitted or contemplated.

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(c)         At any time that a Shelf Registration Statement covering Registrable Instruments pursuant to this Section 5.01 is effective, if the Holder delivers a notice to the Company (a “Shelf Take-Down Notice”) stating that the Holder intends to effect an offering of all or part of the Registrable Instruments included by the Holder on the Shelf Registration Statement (a “Shelf Offering”) and stating the number or dollar amount of the Registrable Instruments to be included in such Shelf Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Instruments and Other Instruments, as the case may be, to be distributed pursuant to the Shelf Offering as contemplated by the Shelf Take-Down Notice (taking into account, in the case of any underwritten public Shelf Offering, the inclusion of Other Securities by any other holders).

(d)         The number of Shelf Offerings (together with any Demand Registrations) in any 12-month period shall not exceed two, and the Holder shall not be entitled to initiate a Shelf Offering unless the Holder has requested to offer at least the lesser of (A) 50 million Underlying Shares (inclusive of Underlying Shares underlying any Warrants requested to offer) or (B) Registrable Instruments having a fair market value (based (i) in the case of any Underlying Shares included in the request, upon the closing price of the Underlying Shares quoted on the principal securities exchange on which such Underlying Shares are listed on the trading day immediately preceding the date upon which the Holder delivers a Shelf Take-Down Notice to the Company and (ii) in the case of any Warrants included in the request, upon the value of the Underlying Shares based upon the closing price of the Underlying Shares quoted on the principal securities exchange on which such Underlying Shares are listed on the trading day immediately preceding the date upon which the Holder delivers a Shelf Take-Down Notice to the Company) of $500 million in such Shelf Offering.

(e)         The Holder may withdraw its Registrable Instruments from a Shelf Offering at any time by providing the Company with written notice.  Upon receipt of such written notice, the Company shall cease all efforts to secure registration; provided, however, such registration shall nonetheless be deemed a Shelf Offering for all purposes hereunder unless (i) the withdrawal is made following the occurrence of a Material Adverse Change not known to the Holder at the time of the Shelf-Take Down Notice, (ii) the withdrawal is made because the registration would require the Company to make an Adverse Disclosure or (iii) the Holder has paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in the preparation, filing and processing of the withdrawn registration.

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(f)         The Company shall, from time to time, supplement and amend the Shelf Registration Statement if required by the Securities Act, including the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

(g)         If an underwritten public Shelf Offering is subject to a Share Limitation, then there shall be included in such offering the number or dollar amount of Registrable Instruments requested to be included in such registration by the Holder (and any Other Instruments requested to be included therein by the holders thereof) that in the opinion of the underwriter selected by the Company can be sold without adversely affecting the price, timing, distribution or marketability of such offering, and such number or dollar amount of securities shall be allocated for inclusion pro rata among the holders of all such securities (including the Registrable Instruments of the Holder) on the basis of the number of securities of the Company owned by each such holder.

(h)         In connection with an underwritten public Shelf Offering, the Holder shall have the right to select a nationally recognized underwriter as the lead or managing underwriter and the Company shall have the right to select a nationally recognized underwriter as the co-manager of such underwritten public Shelf Offering, in each case, who shall be reasonably acceptable to the other party.  In connection with any such underwritten public Shelf Offering, the Holder and the Company agree that they will each enter into a customary underwriting agreement with the underwriters selected pursuant to the preceding sentence, such underwriting agreement to be reasonably satisfactory in form and substance to the Company, the Holder and the underwriters (it being understood that the Holder shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Instruments and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such underwritten Shelf Offering, and any such indemnity shall be limited in amount to the net proceeds of such Shelf Offering actually received by the Holder).  The Holder and the Company agree that (i) an equivalent number or dollar amount of Registrable Instruments shall be sold through the lead or managing underwriter selected by the Holder and the underwriter selected by the Company in any underwritten public Shelf Offering and (ii) all decisions regarding whether a Share Limitation is necessary shall be made in the sole discretion of the underwriter selected by the Company.

Section 5.02.  Demand Registrations.  (a) If, following the date hereof, the Company is unable to file, cause to be effective or maintain the effectiveness of a Shelf Registration Statement as required under Section 5.01, the Holder shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Instruments Beneficially Owned by the Holder and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however,  that (i) the number of Demand Registrations (together with any Shelf Offerings) in any 12-month period shall not exceed two and (ii) the Company shall not be required to register the Registrable Instruments requested by the Demand Notice unless the Holder has requested to offer at least the lesser of (A) 50 million Underlying Shares (inclusive of Underlying Shares underlying any Instruments requested to offer) or (B) Registrable Instruments having a fair market value (based (i) in the case of any Underlying Shares included in the request, upon the closing price of the Underlying Shares quoted on the principal securities exchange on which such Underlying Shares are listed on the trading day immediately preceding the date upon which the Holder delivers a Demand Notice to the Company and (ii) in the case of any Warrants included in the request, upon the value of the Underlying Shares based upon the closing price of the Underlying Shares quoted on the principal securities exchange on which such Underlying Shares are listed on the trading day immediately preceding the date upon which the Holder delivers a Demand Notice to the Company) of $500 million in such Demand Registration.  The Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Instruments.

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(b)         Subject to Section 5.04, following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, a Registration Statement relating to the offer and sale of the Registrable Instruments requested to be included therein by the Holder (and any Other Instruments requested to be included therein by the holders thereof) in accordance with the methods of distribution elected by the Holder in the Demand Notice (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(c)         The Holder may withdraw its Registrable Instruments from a Demand Registration at any time by providing the Company with written notice.  Upon receipt of such written notice, the Company shall cease all efforts to secure registration; provided, however, such registration shall nonetheless be deemed a Demand Registration for all purposes hereunder unless (i) the withdrawal is made following the occurrence of a Material Adverse Change not known to the Holder at the time of the Demand Notice, (ii) the withdrawal is made because the registration would require the Company to make an Adverse Disclosure or (iii) the Holder has paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in the preparation, filing and processing of the withdrawn registration.

(d)         If any of the Registrable Instruments to be registered pursuant to a Demand Registration Statement are to be sold in an underwritten public offering, and such offering is subject to a Share Limitation, then there shall be included in such offering the number or dollar amount of Registrable Instruments of the same class requested to be included in such registration by the Holder (and any Other Instruments requested to be included therein by the holders thereof) that in the opinion of the underwriter selected by the Company can be sold without adversely affecting the price, timing, distribution or marketability of such offering, and such number or dollar amount of securities shall be allocated for inclusion pro rata among the holders of all such securities (including the Registrable Instruments of the Holder) on the basis of the number of such securities of the Company owned by each such holder.

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(e)         In connection with an underwritten public offering pursuant to a Demand Registration, the Holder shall have the right to select a nationally recognized underwriter as the lead or managing underwriter and the Company shall have the right to select a nationally recognized underwriter as the co-manager of such underwritten public offering, in each case, who shall be reasonably acceptable to the other party.  In connection with any such underwritten public offering, the Holder and the Company agree that they will each enter into a customary underwriting agreement with the underwriters selected pursuant to the preceding sentence, such underwriting agreement to be reasonably satisfactory in form and substance to the Company, the Holder and the underwriters (it being understood that the Holder shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Instruments and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such underwritten public offering pursuant to a Demand Registration, and any such indemnity shall be limited in amount to the net proceeds of such underwritten public offering pursuant to a Demand Registration actually received by the Holder).  The Holder and the Company agree that (i) an equivalent number or dollar amount of Registrable Instruments shall be sold through the lead or managing underwriter selected by the Holder and the underwriter selected by the Company in any underwritten public offering pursuant to a Demand Registration and (ii) all decisions regarding whether a Share Limitation is necessary shall be made in the sole discretion of the underwriter selected by the Company.

Section 5.03.  Piggyback Registration.  (a) If the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Common Stock for its own account (other than (i) a registration statement filed pursuant to Section 5.01, (ii) a registration statement filed pursuant to Section 5.02, (iii) a registration statement on Form S-4 or S-8 or any successors thereto, (iv) a registration statement covering securities convertible into or exercisable or exchangeable for Common Stock (other than Registrable Instruments) or (v) a registration statement covering an offering of securities solely to the Company’s existing stockholders or otherwise in connection with any offer to exchange securities), then the Company shall give prompt written notice of such proposed filing at least 30 days before the anticipated filing date (the “Piggyback Notice”) to the Holder.  The Piggyback Notice shall offer the Holder the opportunity to include in such registration statement the number of Registrable Instruments (for purposes of this Section 5.03, “Registrable Instruments” shall be deemed to mean solely securities of the same type as those proposed to be offered by the Company for its own account) as they may request (a “Piggyback Registration”).  Subject to Section 5.03(b), the Company shall include in each such Piggyback Registration all Registrable Instruments with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the Holder.  The Holder shall be permitted to withdraw all or part of the Registrable Instruments from a Piggyback Registration at any time up to the pricing date.

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(b)         If any of the shares of Common Stock to be registered pursuant to the registration giving rise to the Holder’s rights under this Section 5.03 are to be sold in an underwritten public offering, the Holder shall (subject to Section 2.02) be permitted to include all Registrable Instruments requested to be included in such registration in such offering on the same terms and conditions as any other Registrable Instruments, if any, of the Company included therein; provided, that if such offering is subject to a Share Limitation, then there shall be included in such offering: (i) first, the number or dollar amount of securities the Company proposes to sell and (ii) second, the number or dollar amount of Registrable Instruments requested to be included in such registration by the Holder (and any Other Instruments requested to be included therein by the holders thereof) that in the opinion of the underwriter selected by the Company can be sold without adversely affecting the price, timing, distribution or marketability of such offering, and such number or dollar amount of securities shall be allocated for inclusion pro rata among the holders of all such securities (including the Registrable Instruments of the Holder) on the basis of the number of such securities of the Company owned by each such holder.

(c)         The Company may select the lead underwriter and co-manager or co-managers to administer any offering of Registrable Instruments pursuant to a Piggyback Registration; provided, however, that if the Holder’s Registrable Instruments that are expected to be included in any such offering constitute, in the Company’s reasonable judgment, at least 25% of the shares of Common Stock expected to be Transferred in such offering, the Holder shall have the right to appoint one co-manager (reasonably acceptable to the Company) for such offering, who shall participate in such offering on the same terms as the co-managers appointed by the Company.  In connection with any underwritten public offering pursuant to a Piggyback Registration, the Holder agrees to enter into a customary underwriting agreement with the Company and the underwriters selected pursuant to the preceding sentence, such underwriting agreement to be reasonably satisfactory in form and substance to the Company, the Holder and the underwriters (it being understood that the Holder shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Instruments and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such Piggyback Registration, and any such indemnity shall be limited in amount to the net proceeds of such Piggyback Registration actually received by the Holder).

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(d)         In the event that the Company gives the Holder notice of its intention to effect an offering pursuant to a Piggyback Registration and subsequently declines to proceed with such offering, the Holder shall have no rights in connection with such offering; provided, however, that at the request of the Holder, the Company shall proceed with such offering, subject to the other terms of this Agreement, with respect to the Registrable Instruments, which registration shall be deemed to be a Demand Registration for all purposes hereunder.  The Holder shall participate in any offering of Registrable Instruments pursuant to a Piggyback Registration in accordance with the same plan of distribution for such Piggyback Registration as the Company or the holder or holders of Common Stock that proposed such Piggyback Registration, as the case may be.

(e)         No registration of Registrable Instruments effected pursuant to a request under this Section 5.03 shall be deemed to have been effected pursuant to Section 5.01 and Section 5.02 or shall relieve the Company of its obligations under Section 5.01 or Section 5.02.

Section 5.04.  Postponement of Registrations.  Notwithstanding anything to the contrary in Section 5.01 or Section 5.02, the Company may postpone the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement, or suspend the use of any Demand Registration Statement or Shelf Registration Statement, at any time if the Company determines, in its sole discretion, that such action or proposed action (i) would adversely affect or interfere with any proposal or plan by the Company or any of its Affiliates to engage in any material financing or in any material acquisition, merger, consolidation, tender offer, business combination, securities offering or other material transaction or (ii) would require the Company to make an Adverse Disclosure; provided, however, that the Company will not exercise its rights of postponement pursuant to this Section 5.04 for more than 180 days (which need not be consecutive) in any consecutive 12-month period.  The Company shall promptly notify the Holder of any postponement pursuant to this Section 5.04 and the Company agrees that it will terminate any such postponement as promptly as reasonably practicable and will promptly notify the Holder of such termination.  In making any such determination to initiate or terminate a postponement, the Company shall not be required to consult with or obtain the consent of the Holder or any investment manager therefor (including the Trustee), and any such determination shall be in the sole discretion of the Company, and neither the Holder nor any investment manager for the Holder (including the Trustee) shall be responsible or have any liability therefor.

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Section 5.05.  Holdback Period.  (a) The Holder agrees, in connection with any underwritten public offering in which the Holder has elected to include Registrable Instruments, or which underwritten public offering is being effected by the Company for its own account, not to effect any public sale or distribution of any Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) (except as part of such underwritten public offering) during the period commencing on, and continuing for not more than 60 days (or such shorter period as the managing underwriter(s) may permit) after the effective date of the registration statement pursuant to which such underwritten offering shall be made or, in the case of a shelf registration statement, the period commencing on, and continuing for not more than 60 days (or such shorter period as the managing underwriter(s) may permit) after the Company’s notice of a distribution in connection with such offering; provided, however, that (i) any applicable period shall terminate on such earlier date as the Company gives notice to the Holder that the Company declines to proceed with any such offering and (ii) the sum of all holdback periods shall not exceed 120 days in any given 12-month period.

(b)         In connection with any underwritten public offering made pursuant to a Registration Statement filed pursuant to Section 5.01 or Section 5.02, the Company will not effect any public sale or distribution of any Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) for its own account (other than (x) a Registration Statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend  reinvestment plan or (y) pursuant to such underwritten offering), during the period commencing on, and continuing for not more than 60 days (or such shorter period as the managing underwriter(s) may permit) after the effective date of the registration statement pursuant to which such underwritten offering shall be made or, in the case of a Shelf Registration Statement, the period commencing on, and continuing for not more than 60 days (or such shorter period as the managing underwriter(s) may permit) after the Company’s notice of a distribution in connection with such offering, or, in either case, on such earlier date as the Holder gives notice to the Company that it declines to proceed with any such offering, except (i) for the issuance of shares of Common Stock upon the conversion, exercise or exchange, by the holder thereof, of options, warrants or other securities convertible into or exercisable or exchangeable for the Common Stock pursuant to the terms of such options, warrants or other securities, (ii) pursuant to the terms of any other agreement to issue shares of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) in effect on the date of the notice of a proposed Transfer, including any such agreement in connection with any previously disclosed acquisition, merger, consolidation or other business combination and (iii) in connection with Transfers to dividend reinvestment plans or to employee benefit plans in order to enable any such employee benefit plan to fulfill its funding obligations in the ordinary course, unless the managing underwriter(s) agree otherwise.  Notwithstanding the foregoing, the provisions of this Section 5.05 shall be subject to the provisions of Section 5.04, and if the Company exercises its rights of postponement pursuant to Section 5.04 with respect to any proposed underwritten public offering, the provisions of this Section 5.05 shall not apply unless and until such time as the Company notifies the Holder of the termination of such postponement and the Holder notifies the Company of its intention to continue with such proposed offering.

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Section 5.06.  No Inconsistent Agreements.  Nothing herein shall restrict the authority of the Company to grant to any Person the rights to obtain registration under the Securities Act of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities; provided, however, that the Company shall not grant any such rights with respect to the Common Stock or securities convertible into or exchangeable or exercisable for Common Stock that conflicts with the rights of the Holder under this Agreement.   The Company shall cause each holder of Common Stock who obtains the right, after the date of the Registration Rights Agreement, to propose a registration giving rise to a Piggyback Registration, if any, to agree not to Transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock, for the applicable period set forth in Section 5.05(a).

Section 5.07.  Registration Procedures.  (a) If and whenever the Company is required to effect the registration of any Registrable Instruments under the Securities Act as provided in this Article 5, the Company shall effect such registration to permit the sale of such Registrable Instruments in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(i)         Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Instruments by the Holder or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus (including any Issuer Free Writing Prospectus related thereto) or any amendments or supplements thereto, the Company shall furnish or otherwise make available to the Holder, its counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel (provided that any comments made on behalf of the Holder and the managing underwriter(s), if any, are provided to the Company promptly upon receipt of the documents but in no event later than ten (10) Business Days after receipt of such documents by the Holder), and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (including any Issuer Free Writing Prospectus related thereto) and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus (including any Issuer Free Writing Prospectus related thereto) or any amendments or supplements thereto with respect to any registration pursuant to Section 5.01 or Section 5.02 to which the Holder’s Representative, its counsel, or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable Law.

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(ii)        Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be reasonably requested by the Holder or necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 or Rule 433, as applicable (or any similar provisions then in force) under the Securities Act.

(iii)       Notify the Holder and the managing underwriter(s), if any, promptly (A) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC or any other Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 5.07(a)(xvi) below) cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Instruments for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (F) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or Issuer Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(iv)       Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Instruments for sale in any jurisdiction at the reasonably earliest practical date.

(v)        If requested by the managing underwriter(s), if any, or the Holder, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing underwriter(s), if any, or the Holder may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Company has received such request.

(vi)       Furnish or make available to the Holder, and each managing underwriter, if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by the Holder, counsel or managing underwriter(s)), and such other documents, as the Holder or such managing underwriter(s) may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from the SEC or any other Governmental Entity relating to such offering.

(vii)      Deliver to the Holder, and the managing underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Instruments; and the Company, subject to Section 5.07(b), hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holder and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Instruments covered by such Prospectus and any such amendment or supplement thereto.

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(viii)     Prior to any public offering of Registrable Instruments, use its reasonable best efforts to register or qualify or cooperate with the Holder, the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Instruments for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or managing underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable the Holder to consummate the disposition of such Registrable Instruments in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(ix)        Cooperate with the Holder and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Instruments to be sold after receiving a written representation from the Holder that the Registrable Instruments represented by the certificates so delivered by the Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Instruments to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Holder may request at least two (2) Business Days prior to any sale of Registrable Instruments.

(x)         Upon the occurrence of any event contemplated by Section 5.07(a)(iii)(B) through Section 5.07(a)(iii)(F), at the request of the Holder, prepare and file with the SEC a supplement or post-effective amendment to the Registration Statement, Prospectus or Issuer Free Writing Prospectus so that, as thereafter delivered to the purchasers of such Registrable Instruments, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

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(xi)         Prior to the effective date of the Registration Statement relating to the Registrable Instruments, provide a CUSIP number for the Registrable Instruments.

(xii)       So long as the Common Stock is listed on any United States securities exchange or a quotation system, use its best efforts to cause all of the Underlying Shares to be listed on such exchange or quotation system.

(xiii)      Provide and cause to be maintained a transfer agent and registrar for all Registrable Instruments covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(xiv)      Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holder or by the managing underwriter(s), if any, to expedite or facilitate the disposition of such Registrable Instruments, and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holder and the managing underwriter(s), if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by the Company in its underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the Holder opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsel to the Holder), addressed to the Holder and each of the managing underwriter(s), if any, covering the matters customarily covered in opinions provided by the Company in its underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriter(s), (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent registered public accounting firm of the Company (and, if necessary, any other independent registered public accounting firm of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to the Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with the Company's underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Article 6 hereof with respect to all parties to be indemnified pursuant to said Article except as otherwise agreed by the Holder and the managing underwriter(s) and (v) deliver such documents and certificates as may be reasonably requested by the Holder, its counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

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(xv)       Upon execution of a customary confidentiality agreement, make available for inspection by a Representative of the Holder, the managing underwriter(s), if any, and any attorneys, accountants or other agents or Representatives retained by the Holder or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such Representative, managing underwriter(s), attorney, accountant or Representatives in connection with such Registration Statement.

(xvi)      Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, and make available to the Holder, as soon as reasonably practicable (but not more than 18 months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

(b)         Each of the parties will treat all notices of proposed Transfers and registrations, and all information relating to any blackout periods under Section 5.04 received from the other party with the strictest confidence (and in accordance with the terms of any applicable confidentiality agreement among the Company and the Holder) and will not disseminate such information.  Nothing herein shall be construed to require the Company or any of its Affiliates to make any public disclosure of information at any time.  In the event the Company has notified the Holder of any occurrence of any event contemplated by Section 5.07(a)(iii)(B) through Section 5.07(a)(iii)(F) then the Holder shall not deliver such Prospectus or Issuer Free Writing Prospectus to any purchaser and will forthwith discontinue disposition of any Registrable Instruments covered by such Registration Statement, Prospectus or Issuer Free Writing Prospectus unless and until a supplement or post-effective amendment to such Prospectus or Issuer Free Writing Prospectus has been prepared and filed as set forth in Section 5.07(a)(x) or until the Company advises the Holder in writing that the use of such Prospectus or Issuer Free Writing Prospectus may be resumed.

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(c)         The Holder shall cooperate with the Company in the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement and provide the Company with all information reasonably necessary to complete such preparation as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Instruments of the Holder if the Holder unreasonably fails to furnish such information within a reasonable time after receiving such request.

Section 5.08.  Participation in Public Offering Transfers.  (a) In the case of an underwritten offering made pursuant to a Registration Statement filed pursuant to Section 5.01 or Section 5.02, the price, underwriting discount and other financial terms for each class of Registrable Instruments of the related underwriting agreement shall be determined by the Holder.  In the case of any underwritten offering registered pursuant to the registration giving rise to the Holder’s rights under Section 5.03, such price, underwriting discount and other financial terms shall be determined by the Company, subject to the right of the Holder to withdraw its request to participate in the registration pursuant to Section 5.03(a).

(b)         The Holder may not participate in any underwritten Transfers hereunder unless it (i) agrees to sell its securities on the basis provided in any customary underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements and other documents customarily required under the terms of such underwriting arrangements, it being understood that the Holder shall not be required to make any representations and warranties other than with respect to itself, its ownership of the Registrable Instruments and its intended method of distribution thereof and shall not be required to provide an indemnity other than with respect to information it provides to the Company in writing expressly for use in such underwritten Transfer, and any such indemnity shall be limited in amount to the net proceeds of such underwritten Transfer actually received by the Holder.

Section 5.09.  Cooperation by Management.  The Company shall make available members of the management of the Company and its Affiliates for reasonable assistance in the selling efforts relating to any offering of the Registrable Instruments, to the extent customary for such offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with prospective investors or underwriters and their counsel and road shows), and for such assistance as is reasonably requested by the Holder and its counsel in the selling efforts relating to any such offering; provided, however, that management need only be made available for (i) one offering in any 12-month period and (ii) an offering that contemplates a sale of at least 20 million Underlying Shares (inclusive of Underlying Shares underlying any Warrants included in such offering).

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Section 5.10.  Registration Expenses and Legal Counsel.  The Company shall pay all reasonable fees and expenses incident to the performance of or compliance with its obligations under this Article 5, including (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with all applicable securities exchanges and/or the Financial Industry Regulatory Authority, Inc. and (B) of compliance with securities or Blue Sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with Blue Sky qualifications of the Registrable Instruments pursuant to Section 5.07(a)(viii)), (ii) printing expenses (including expenses of printing certificates for Registrable Instruments in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by the Holder), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any “road show”, (vi) fees and disbursements of all independent registered public accounting firms (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to this Agreement) and any other persons, including special experts, retained by the Company and (vii) fees up to $250,000 and reasonable disbursements of one legal counsel for the Holder in connection with each registration of Registrable Instruments or sale of Registrable Instruments under the Shelf Registration Statement, provided that a registration or sale either is effected or is postponed pursuant to Section 5.04.  For the avoidance of doubt, the Company shall not be required to pay underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Instruments pursuant to any Registration Statement, or any other expenses of the Holder.  In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

Section 5.11.  Rules 144 and 144A and Regulation S.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take any such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Instruments without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

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ARTICLE 6
Indemnification

Section 6.01.  Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Holder, the trustee of the Holder, the investment manager or managers acting on behalf of the Holder with respect to the Registrable Instruments, Persons, if any, who Control any of them, and each of their respective Representatives (each an “Indemnitee”), from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (“Losses”) arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement described herein or any related Prospectus or Issuer Free Writing Prospectus relating to the Registrable Instruments (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the case of the Prospectus, in light of the circumstances in which they were made, not misleading, except insofar as such Losses arise out of or are caused by any such untrue statement or omission included or omitted in conformity with information furnished to the Company in writing by such Indemnitee or any Person acting on behalf of such Indemnitee expressly for use therein; provided, however, that the foregoing indemnity agreement shall not inure to the benefit of such Indemnitee if the Company shall have complied with its obligation to furnish copies of the Prospectus and any Issuer Free Writing Prospectus in accordance with Section 5.07(a)(vii) and such Indemnitee, or any underwriter, broker or dealer selected by it, shall have failed to comply with its obligations under Section 5.07(b) to discontinue use of a Prospectus or Issuer Free Writing Prospectus in accordance therewith. This indemnity shall be in addition to any liability the Company may otherwise have under this Agreement or otherwise.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any indemnified party and shall survive the transfer of Registrable Instruments by the Holder.

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Section 6.02.  Indemnification by the Holder.  The Holder agrees, to the fullest extent permitted under applicable law, and each underwriter selected shall agree, severally and not jointly, to indemnify and hold harmless each of the Company, its directors, officers, employees and agents, and each Person, if any, who Controls the Company, to the same extent as the foregoing indemnity from the Company, but only with respect to Losses arising out of or caused by an untrue statement or omission included or omitted in conformity with information furnished in writing by or on behalf of the Holder or such underwriter, as the case may be, expressly for use in any Registration Statement described herein or any related Prospectus relating to the Registrable Instruments (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or caused by the failure of the Holder, or each underwriter, broker or dealer selected by the Holder, to comply with its obligations under Section 5.07(b) to discontinue use of a Prospectus or Issuer Free Writing Prospectus in accordance therewith. No claim against the assets of the Holder shall be created by this Section 6.02, except as and to the extent permitted by applicable law.  Notwithstanding the foregoing, the Holder shall not be liable to the Company or any such Person for any amount in excess of the net amount received by the Holder from the sale of Registrable Instruments in the offering giving rise to such liability.

Section 6.03.  Indemnification Procedures.  (a) In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted where indemnity may be sought by an Indemnitee pursuant to any of the preceding paragraphs of this Article 6, such Indemnitee shall promptly notify in writing the Person against whom such indemnity may be sought (the “Indemnitor”); provided, however, that the omission so to notify the Indemnitor shall not relieve the Indemnitor of any liability which it may have to such Indemnitee except to the extent that the Indemnitor was prejudiced by such failure to notify.  The Indemnitor, upon request of the Indemnitee, shall retain counsel reasonably satisfactory to the Indemnitee to represent (subject to the following sentences of this Section 6.03(a)) the Indemnitee and any others the Indemnitor may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Indemnitor and the Indemnitee shall have mutually agreed to the retention of such counsel, (ii) the Indemnitor fails to take reasonable steps necessary to defend diligently any claim within ten calendar days after receiving written notice from the Indemnitee that the Indemnitee believes the Indemnitor has failed to take such steps, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnitor and the Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnitor shall only be responsible for the reasonable fees and expenses of such counsel.  It is understood that the Indemnitor shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnitees not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such firm for the New VEBA or any Control Person of the New VEBA, such firm shall be designated in writing by the named fiduciary (as determined in accordance with Section 402(a) of ERISA).  The Indemnitor shall not be liable for any settlement of any proceeding affected without its written consent.

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(b)         If the indemnification provided for in this Article 6 is unavailable to an Indemnitee in respect of any Losses referred to herein, then the Indemnitor, in lieu of indemnifying such Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee and Persons acting on behalf of or Controlling the Indemnitor or the Indemnitee in connection with the statements or omissions or violations which resulted in such Losses, as well as any other relevant equitable considerations.  If the indemnification described in Section 6.01 or Section 6.02 is unavailable to an Indemnitee, the relative fault of the Company, the Holder and Persons acting on behalf of or Controlling the Company or the Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Holder or by Persons acting on behalf of the Company or the Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Indemnitor shall not be required to contribute pursuant to this Section 6.03(b) if there has been a settlement of any proceeding affected without its written consent.  No claim against the assets of the Holder shall be created by this Section 6.03(b), except as and to the extent permitted by applicable law.  Notwithstanding the foregoing, the Holder shall not be required to make a contribution in excess of the net amount received by the Holder from the sale of Registrable Instruments in the offering giving rise to such liability.

Section 6.04.  Survival.  The indemnification contained in this Article 6 shall remain operative and in full force and effect regardless of any termination of this Agreement.

ARTICLE 7
Miscellaneous

Section 7.01.  Binding Effect; Assignment.  This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and permitted assigns.  The rights or obligations under this Agreement may be assigned only (i) as contemplated by Section 3.04, (ii) in connection with a Transfer of Registrable Instruments by the Initial Holder to the New VEBA or the trustee thereof, as appropriate, pursuant to the Settlement Agreement, or (iii) in connection with a sale by the Initial Holder or the New VEBA or the trustee thereof, as appropriate, of the Registrable Instruments in a Negotiated Transaction in which the purchaser/transferee executes an assignment and assumption agreement reasonably satisfactory to the Company pursuant to which such purchaser agrees to assume the transferor's obligations set forth herein, including without limitation, those set forth in Section 2.01, 2.02(a), (c), (d), Error! Reference source not found., (f), (g), and (i), 2.03, 5.01, 5.02, 5.05, 5.07(b), 5.07(c), and 6.02 and Articles 3 and 4 of this Agreement.  Except as described in the immediately preceding sentence, none of the rights or obligations under this Agreement shall be assigned without the consent of the other parties hereto.

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Section 7.02.  Adjustments; Restatement of Agreement.  In the event of any stock dividend or distribution, stock split (forward or reverse), combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof with respect to the Registrable Instruments or similar transactions affecting the Registrable Instruments, all references herein to any designation of securities and to any specific number of shares or Registrable Instruments shall be appropriately adjusted to give full effect thereto. Further, in the event of any of the foregoing transactions, the Company shall be entitled, without the consent of any other party hereto, to restate this Agreement in its entirety to reflect such adjustments, and the Company and the Holder hereby agree to execute any such restatement of this Agreement.

Section 7.03.  Termination.  All rights, restrictions and obligations of the parties hereto shall terminate and this Agreement shall have no further force and effect upon the date the Holder reduces its aggregate ownership of the Registrable Instruments such that the Underlying Shares held by the Holder represent less than 2% of the aggregate number of shares of Common Stock then outstanding (it being understood that, for purposes of this Section 7.03, all Underlying Shares issuable upon settlement or exercise of the Registrable Instruments held by the Holder shall be deemed to be outstanding and held by the Holder); provided, that (i) all rights and obligations under Section 5.01 through Section 5.08 and Section 5.10, if they have not previously terminated, shall terminate on the date when the Holder is able to sell all the Registrable Instruments immediately without restriction pursuant to Rule 144 and (ii) all rights and obligations under Article 6 and Article 7 shall continue in perpetuity.

Section 7.04.  Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by the Company and the Holder.  Any obligation of, or restriction applicable to, the Holder hereunder may be waived by a writing signed by the Company.  Any obligation of, or restriction applicable to, the Company hereunder may be waived by a writing signed by the Holder.

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Section 7.05.  Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

Section 7.06.  Notices.  All notices and other communications provided for or permitted hereunder shall be in writing and, except as specified herein, shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

(i)    If to the Company:

Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention:	Treasurer
Telephone:	(313) 845-5575
Facsimile:	(212) 418-3695

with a copy to:

Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention:	Secretary
Telephone:	(313) 323-2130
Facsimile:	(313) 248-8713

(ii)   If to the Holder:

Ford-UAW Holdings LLC
15041 Commerce Drive South
Rotunda Court #4
Dearborn, MI  48120
Attention:	Director – Employee Benefits Finance
Telephone:	(313) 253-7409
Facsimile:	(313) 248-4425

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention:	Richard S. Lincer, Esq./ David I. Gottlieb, Esq.
Telephone:	(212) 225-2000
Facsimile:	(212) 225-3999

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All notices and communications shall be deemed to have been duly given and received: when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail, registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission.  Each party agrees promptly to confirm receipt of all notices.

Section 7.07.  No Third Party Beneficiaries.  This Agreement shall be for the sole and exclusive benefit of (i) the Company and its successors and permitted assigns, (ii) the Holder, the trustee of the Holder (following an assignment hereof from the Initial Holder to the New VEBA) and any other investment manager or managers acting on behalf of the Holder with respect to the Registrable Instruments and their respective successors and permitted assigns and (iii) each of the Persons entitled to indemnification under Article 6 hereof.  Nothing in this Agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

Section 7.08.  Cooperation.  Each party hereto shall take such further action, and execute such additional documents, as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

Section 7.09.  Counterparts.  This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party.  Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

Section 7.10.  Remedies.  (a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any state court sitting in the State of New York enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event such court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

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(b)         All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 7.11.  GOVERNING LAW; FORUM SELECTION.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.  ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFORE) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

Section 7.12.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.12.

Section 7.13.  Severability.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.14.  Acknowledgments.  The Holder agrees that it will obtain written acknowledgments, and provide a copy of such acknowledgments to the Company, from each of its underwriters, brokers, dealers and investment managers with respect to the Registrable Instruments and from the valuation advisers of the trustee of the Holder (following an assignment hereof from the Initial Holder to the New VEBA), confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it.

*           *           *           *

41

IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Securityholder and Registration Rights Agreement on the date first above written

FORD MOTOR COMPANY

By:
Name:
Title:

FORD-UAW HOLDINGS LLC

By:
Name:
Title:

SETTLEMENT AGREEMENT (AS AMENDED AND RESTATED)
EXHIBIT (D), FORM OF
SECURITIES EXCHANGE AGREEMENT

___________________________________________________________________________

SECURITIES EXCHANGE AGREEMENT
Dated as of [___], 2009

By and among

FORD MOTOR COMPANY, as Issuer,

FORD-UAW HOLDINGS LLC, as Purchaser, and

3000 SCHAEFER ROAD COMPANY
FORD BH 1 LTD.
FORD BH 2 LTD.
FORD EUROPEAN HOLDINGS LLC
FORD GLOBAL TECHNOLOGIES, LLC
FORD HOLDINGS LLC
FORD INTERNATIONAL CAPITAL LLC
FORD MEXICO HOLDINGS, INC.
FORD MOTOR SERVICE COMPANY
FORD MOTOR VEHICLE ASSURANCE COMPANY, LLC
FORD SOUTH AMERICA HOLDINGS, LLC
FORD TRADING COMPANY, LLC
FORD COMPONENT SALES, L.L.C.
GRUPO FORD, S. de R.L. de C.V.
VOLVO CARS OF NORTH AMERICA, LLC
VOLVO HOLDING COMPANY INC.,
as Subsidiary Guarantors

___________________________________________________________________

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (the “Agreement”) dated as of [___], 2009, is by and among FORD MOTOR COMPANY, a Delaware corporation (the “Issuer”), each of the entities identified and described in Schedule I hereto (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors,” subject to the modifications set forth in Section 3(t) of New Note A and Section 3(t) of New Note B) and FORD-UAW HOLDINGS LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, pursuant to the Settlement Agreement dated as of March 28, 2008 (the “Original Settlement Agreement”) among and between the Issuer, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (the “UAW”), and certain class representatives, on behalf of the class of plaintiffs as set forth therein (the “Settlement Parties”), the Issuer issued to the Purchaser: (a) $3.334 billion aggregate principal amount of 5.75% Convertible Notes Due January 1, 2013 issued pursuant to a Second Supplemental Indenture dated January 1, 2008 by and between the Issuer and The Bank of New York, as Trustee (the “Convertible Notes”); (b) a $3.0 billion aggregate principal amount 9.50% Second Lien Term Note Due January 1, 2018 (the “Term Note”) and a corresponding guaranty issued by the Subsidiary Guarantors (the “Term Note Guaranty”); and (c) a promissory note of the Issuer dated January 5, 2009 in an aggregate principal amount of $2,281,908,687, which is equal to the market value of the assets in the Temporary Asset Account held by the Purchaser on December 31, 2008 (the “TAA Note” and, together with the Convertible Notes, the Term Note and the Term Note Guaranty, the “Old Securities”);

WHEREAS, pursuant to an Amended Settlement Agreement dated as of [____], 2009 among the Settlement Parties (the “Amended Settlement Agreement”), the Issuer desires to exchange the Old Securities held by the Purchaser for (i) an Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by the Issuer in the principal amount of $6,705,470,000 substantially in the form of Exhibit A attached hereto (“New Note A”); (ii) an Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by the Issuer in the principal amount of $6,511,850,000 substantially in the form of Exhibit B attached hereto (“New Note B” and, together with New Note A, the “New Notes”); and (iii) warrants to purchase 362,391,305 shares of the Issuer’s common stock, par value $0.01 per share (the “Common Stock”), issued pursuant to the Warrant Agreement (the “Warrant Agreement”) between the Issuer and the Purchaser substantially in the form of Exhibit C hereto (the “Warrants” and, together with the New Notes and the Guaranties described below, the “New Securities”);

NOW, THEREFORE, in consideration of issuance and delivery of the New Securities by the Issuer to the Purchaser and surrender by the Purchaser to the Issuer of the Old Securities for cancellation, and certain other consideration as more fully described in the Amended Settlement Agreement, the Issuer, the Subsidiary Guarantors and the Purchaser execute and deliver this Agreement and agree as follows:

SECTION 1
Authorization, Issue and Exchange of New Securities

As soon as practicable after the later of (i) the Amendment Effective Date (as defined in the Amended Settlement Agreement) or (ii) November 30, 2009, the Issuer shall select, in its sole discretion, a date as the exchange date (the selected date being referred to herein as the “Exchange Date”).  On or prior to the Exchange Date, the Issuer shall duly authorize the issuance and delivery of the New Securities.  In accordance with the Amended Settlement Agreement and subject to the terms and conditions herein set forth, on the Exchange Date, the Issuer hereby agrees to issue and deliver to the Purchaser the New Securities in exchange for the Old Securities by the Purchaser. The New Securities shall be issued against delivery of the Old Securities. The New Securities shall be registered in the Purchaser’s name or in the name of the Purchaser’s nominee.  Such exchange will take place at the offices of the Issuer at 10:00 a.m., Dearborn, Michigan time, on the Exchange Date, or such other date or place as shall be mutually agreed upon by the Issuer, the Purchaser and the Subsidiary Guarantors.

SECTION 2
Guaranty and Security

2.1           Guaranty. (a) New Note A shall be endorsed with an unconditional guaranty of payment issued by the Subsidiary Guarantors substantially in the form set forth on the reverse side of Exhibit A hereto (the “New Note A Guaranty”); provided that (i) the liability of the Subsidiary Guarantors in respect of the aggregate principal amount of New Note A outstanding shall be limited to the New Note Lien Amount (as defined below) of New Note A and (ii) the New Note A Guaranty shall cease to be in full force and effect at the time the New Note Lien Amount of New Note A is reduced to zero ($0).

(b)           New Note B shall be endorsed with an unconditional guaranty of payment issued by the Subsidiary Guarantors substantially in the form set forth on the reverse side of Exhibit B hereto (the “New Note B Guaranty” and, together with the New Note A Guaranty, the “Guaranties”); provided that (i) the liability of the Subsidiary Guarantors shall be limited to the New Note Lien Amount (as defined below) of New Note B and (ii) the New Note B Guaranty shall cease to be in full force and effect at the time the New Note Lien Amount of New Note B is reduced to zero ($0).

2.2           Security.  (a) Issuer will designate the New Notes as Primary Second Lien Debt and Second Priority Additional Debt in accordance with and subject to the terms of that certain Credit Agreement dated as of December 15, 2006 among the Issuer, the Subsidiary Borrowers from time to time parties thereto, the banks and other financial institutions or entities from time to time parties thereto (“Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”) for the Lenders (the “Credit Agreement”) and the Loan Documents (such term and other capitalized terms used in this Section but not otherwise defined in this Agreement shall have the meanings assigned to them in the Credit Agreement).  As such, payment and delivery on the New Notes will be secured on a second lien basis with the Collateral pledged by the Issuer and the Subsidiary Guarantors to the Lenders under and in accordance with the Credit Agreement and the Loan Documents, including the Collateral Trust Agreement dated as of December 15, 2006 among the Issuer, the Subsidiary Guarantors and Wilmington Trust Company, as Collateral Trustee (“Collateral Trustee”) (the “Collateral Trust Agreement”), and the Security Agreement dated as of December 15, 2006 made by the Issuer and the Subsidiary Guarantors in favor of the Collateral Trustee (the “Security Agreement”); provided that:

(i)
the aggregate amount of outstanding obligations under the New Notes secured on a second lien basis as contemplated by this Section 2.2(a) (the “Aggregate New Note Lien Amount”) shall be limited to the lesser of (A) $3,000,000,000 and (B) the sum of the Remaining Principal Balance (as defined below) of New Note A and the Remaining Principal Balance of New Note B (such sum being referred to herein as the “Aggregate Remaining Principal Balance”);  provided that, if the Stock Settlement Conditions (as defined in New Note B) (other than the Stock Settlement Conditions set forth in Section 2(d)(iv) and Section 2(d)(viii) of New Note B) are satisfied on July 1, 2017, the Aggregate New Note Lien Amount shall thereafter be limited to the lesser of (A) $1,500,000,000 and (B) the Aggregate Remaining Principal Balance; provided further that, if the Stock Settlement Conditions (other than the Stock Settlement Conditions set forth in Section 2(d)(iv) and Section 2(d)(viii) of New Note B) are satisfied on July 1, 2018, the Aggregate New Note Lien Amount shall be reduced to zero ($0); and

(ii)
the amount of outstanding obligations under each New Note secured on a second lien basis as contemplated by this Section 2.2(a) at any time (the “New Note Lien Amount” for such New Note) shall be limited to (A) the Aggregate New Note Lien Amount at such time multiplied by (B) a fraction the numerator of which is the Remaining Principal Balance of such New Note at such time and the denominator of which is the Aggregate Remaining Principal Balance at such time.

If the amount of outstanding obligations under any New Note secured on a second lien basis as contemplated by this Section 2.2(a) at any time exceeds the limitation thereon set forth in clause (ii) above, such lien shall be automatically released to the extent of such excess. Notwithstanding anything herein or in the New Notes to the contrary, solely for purposes of the second proviso in the definition of “Primary Second Lien Debt” in the Credit Agreement (x) the “Outstanding Amount” of the New Notes shall, at any time, be equal to the Aggregate New Note Lien Amount at such time and (y) the “Outstanding Amount” of each New Note shall, at any time, be equal to the New Note Lien Amount for such New Note at such time.

“Remaining Principal Balance” means with respect to New Note A or New Note B, as the case may be, on any date, the aggregate sum of all unpaid Principal Payments (as defined in New Note A or New Note B, as applicable), including, in the case of New Note B, any unpaid Deferred Payments (as defined in New Note B), as of such date.

(b)           Holders of the New Notes will be subject to the intercreditor provisions contained in Section 8 of the Collateral Trust Agreement.  Issuer will provide copies of the Credit Agreement, Collateral Trust Agreement and Security Agreement to any holder of the New Notes upon the request of such holder.

SECTION 3
Representation and Warranties of the Issuer

The Issuer represents and warrants to the Purchaser as follows:

3.1           Corporate Existence and Power. The Issuer has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the State of Delaware.  The Issuer has corporate power and authority, and has all licenses, permits, orders and other governmental and regulatory approvals, to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted, except for such licenses, permits, orders and other governmental and regulatory approvals the absence of which would not have a material adverse effect on the condition  (financial or otherwise), earnings, business affairs or business prospects of the Issuer and its subsidiaries considered as a whole (“Material Adverse Effect”).

3.2           Corporate  Authority; Binding  Effect. The execution, delivery and performance of this Agreement and the New Securities are within the corporate powers of the Issuer and have been duly authorized by all necessary corporate action on the part of the Issuer; this Agreement has, and as of the Exchange Date the New Securities will have, been duly executed and delivered by the Issuer and as of the Exchange Date each will constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3           Consents. Etc. There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Issuer which is required for, and the absence of which would affect, the valid authorization, issuance, sale and delivery of the New Securities or the valid execution and delivery by the Issuer of this Agreement, except for such consents, approvals, authorizations, orders, registrations or qualifications as have been, or will on the Exchange Date have been, obtained or made and are or will then be in full force and effect.

3.4           No Conflicts with Agreements. Etc. The Issuer is not in violation of its certificate of incorporation or by-laws.  The Issuer is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject, except for defaults that would not have a Material Adverse Effect. The execution and delivery by the Issuer of this Agreement, the issuance and delivery of the New Securities, the consummation of the transactions contemplated herein and in the New Securities and compliance by the Issuer with the terms of this Agreement and the New Securities (1) do not and will not result in any violation of the certificate of incorporation or by-laws of the Issuer, and (2) do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or, except as described in Section 2.2 hereof, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer under (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Issuer is a party or by which it is bound or to which any of its properties are subject, (B) any existing applicable law, rule, regulation or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except in the case of clause (2), for conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect.

3.5           Investment  Company.  The Issuer is not and, after the issuance of the New Securities and the exchange of the New Securities for the Old Securities on the Exchange Date as described in Section 1, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

3.6           No Registration. Neither the Issuer nor any Person (as hereinafter defined) acting on its behalf has taken or will take any action to register or that would require registration of the issuance and exchange as contemplated herein of the New Securities under the Securities Act of 1933, as amended (the “Securities Act”).

3.7           No Brokers. The Issuer has not paid nor will it become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary other than The Blackstone Group L.P. in connection with the transactions contemplated by this Agreement. The Issuer shall, jointly and severally with the Subsidiary Guarantors, indemnify and hold the Purchaser harmless against any claims made by The Blackstone Group L.P. for any such fees or commissions.

SECTION 4
Representations and Warranties of the Subsidiary Guarantors

Each of the Subsidiary Guarantors represents and warrants to the Purchaser as follows:

4.1            Existence  and  Power. It has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization.  It has the power and authority, and has all licenses, permits, orders and other governmental and regulatory approvals, to own or lease its properties and conduct its business in the jurisdictions in which such business is transacted, except for such licenses, permits, orders and other governmental and regulatory approvals the absence of which would not have a Material Adverse Effect.

4.2            Authority;  Binding  Effect. The execution, delivery and performance of the Guaranties are within its powers and it has been duly authorized by all necessary corporate or other action on its part; on the Exchange Date, the Guaranties will have been duly executed and delivered by it and will constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.3           Consents, Etc. There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over it that is required for, and the absence of which would affect, the valid execution and delivery by it of the Guaranties, except for such consents, approvals, authorizations, orders, registrations or qualifications as have been, or will on the Exchange Date have been, obtained or made and are or will then be in full force and effect.

4.4            No  Conflicts  with  Agreements,   Etc. It is not in violation of its organizational or constituting documents and is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject, except for defaults that would not have a Material Adverse Effect. The execution and delivery by it of the Guaranties, the consummation of the transactions contemplated herein and compliance by it with the terms of the Guaranties (1) do not and will not result in any violation of its organizational or constituting documents and (2) do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or, except as provided in Section 2.2 hereof, result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets under (A) any contract indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which its properties are subject, (B) any existing applicable law, rule, regulation or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties, except in the case of clause (2) for conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect.

4.5            Investment Company. No Subsidiary Guarantor is an “investment company” within the meaning of the Investment Company Act.

4.6            No Registration. No Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor, has taken or will take any action to register or that would require the registration of  the issuance and exchange of the New Securities under the Securities Act.

SECTION 5
Representations and Warranties and
Covenants of the Purchaser

The Purchaser hereby represents and warrants to and agrees with the Issuer (with respect to the New Securities) and each Subsidiary Guarantor (with respect to the New Notes and Guaranties) as follows:

5.1           Acquisition  of  the  New Securities. Except as contemplated by the Securityholder and Registration Rights Agreement between the Issuer and the Purchaser dated as of [____], 2009 (the “Registration Rights Agreement”) with respect to the Warrants and shares of Common Stock issued pursuant to the terms of the Warrants and New Note B, the Purchaser is acquiring the New Securities for its account and not with a view to or for sale in connection with any distribution of the New Securities, nor with any present intention of distributing or selling the New Securities, but subject nevertheless to any requirement of law that the disposition of the Purchaser’s property shall at all times be and remain within its control. The Purchaser is an institutional “accredited investor” as defined in Section 5.0l(a)(l), (2) or (3) of Regulation D promulgated under the Securities Act. The Purchaser acknowledges that (i) the New Securities have not been registered under the Securities Act, and that neither the Issuer nor any Subsidiary Guarantor contemplates filing, or is contractually or legally required to file, any registration statement to effect such registration; and (ii) it has been advised that, except as contemplated by the Registration Rights Agreement and subject to subsection 5.2 hereof, the New Securities are only transferable pursuant to a registration statement filed under the Securities Act or an exemption from registration thereunder.

5.2           Assignments, Transfers  and  Participations of New Notes. (a) Except for a transfer from the Purchaser to the New VEBA, the Purchaser will not assign or transfer all or any portion of the New Note B or this Agreement (or any right or interest therein) without the prior written consent of the Issuer, which consent may be withheld by the Issuer in its sole discretion. The Purchaser can assign or transfer all or any portion of New Note A and the New Note A Guaranty without the prior written consent of the Issuer if each and all of the following conditions have been satisfied or complied with:

(i) no assignment or transfer of any portion of New Note A having an initial principal amount of less than $250,000,000 shall be made, and any assignment or transfer of a portion of New Note A in excess thereof shall be in an initial principal amount of an integral multiple of $100,000,000;

(ii) the assignment or transfer shall not result in a violation of any applicable law, including but not limited to, the Securities Act, any other applicable securities law or the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

(iii) the Issuer and the Subsidiary Guarantor shall have received a written agreement from the assignee or transferee to undertake on its own behalf the representations, warranties and covenants in this Section 5, including those in this subsection 5.2; and

(iv) the Issuer shall have received written notice from the Purchaser of any such assignment or transfer at least 10 business days prior to the effective date of such assignment or transfer, together with drafts of any certificates, opinions and agreements to be delivered in accordance with the foregoing conditions and such other evidence as the Issuer and each Subsidiary Guarantor may consider necessary to establish compliance with the foregoing conditions.

(b) The Purchaser shall not sell to one or more Persons any participation in New Note B without the express prior written consent of the Issuer, which consent may be withheld by the Issuer in its sole discretion. The Purchaser shall not sell to one or more Persons any participation in New Note A without the express prior written consent of the Issuer unless the participation shall not result in a violation of any applicable law, including but not limited to, the Securities Act, any other applicable securities laws or ERISA; provided, however, that (A) any Person to whom the Purchaser sells a participation in New Note A shall not be entitled by virtue of such participation to any rights or benefits under this Agreement, New Note A or the New Note A Guaranty, (B) the Purchaser’s obligations with respect to New Note A under this Agreement shall remain unchanged, (C) the Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, (D) the Issuer and the Subsidiary Guarantors shall continue to deal solely and directly with the Purchaser in connection with the Purchaser’s rights and obligations under this Agreement with respect to New Note A and the New Note A Guaranty, and (E) no later than January 31 of each year, the Purchaser shall provide the Issuer with a written description of each participation in New Note A sold by the Purchaser during the prior year (it being understood that any failure to provide notice shall not render the participation invalid).

(c) For purposes of this subsection 5.2 and elsewhere in this Agreement, a “Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust or unincorporated organization; and “control” when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(d) Each Guaranty and this Agreement shall be assignable and may be transferred only to the extent the corresponding New Note is assignable and may be transferred, as permitted under this Section 5 and Section 8.4(c), and shall not be separable from and may only be assigned or transferred accompanying such New Note, and each permitted assignee or transferee of such New Note shall enjoy the full benefits of such Guaranty and this Agreement to the extent related to such New Note.

(e)  The restrictions on assignments, transfers and sales of participations in the New Securities shall be applicable to successors to the Purchaser as holders or owners of the New Securities, and neither the Purchaser nor any such successor shall assign or transfer any New Security or any portion thereof unless the subsequent holder or owner of such New Security or such portion thereof acknowledges and agrees to comply with and abide by the transfer restrictions in respect thereof applicable to the Purchaser hereunder.

5.3           Intercreditor Provisions.  The Purchaser acknowledges (and each successor in interest of the Purchaser will acknowledge) that the New Notes and the Guaranties will be subject to, and the Purchaser agrees (and each successor in interest of the Purchaser will agree) to comply with and abide by, the intercreditor provisions contained in Section 8 of the Collateral Trust Agreement and any other provision of the Credit Agreement or Loan Documents (as defined in the Credit Agreement) applicable to or affecting the New Notes by virtue of its designation thereunder as Primary Second Lien Debt and Second Priority Additional Debt.  Neither the Purchaser nor any such successor to the Purchaser as holder or owner of any New Note or Guaranty shall assign or transfer any New Note or Guaranty, or any portion thereof, unless the subsequent holder or owner of such New Security or such portion thereof acknowledges and agrees to comply with and abide by such intercreditor provisions to the same extent the Purchaser is required to do so hereunder.

5.4           Additional Deferral Rights.  In the event that the Issuer shall have exhausted its deferral rights described in Section 2(e) of New Note B, and a Stock Contribution Condition in Section 2(d)(iv), Section 2(d)(vii) and/or Section 2(d)(viii) of New Note B subsequently occurs, the Purchaser and its successors and assigns as holders of New Note B shall consider in good faith the Issuer’s request for additional deferral rights, but shall be under no obligation to grant any such request.

SECTION 6
Exchange Conditions

6.1           Effectiveness of Agreement.  This Agreement shall become effective if and only if the Amendment Effective Date, as defined in the Amended Settlement Agreement, shall have occurred and if such Amendment Effective Date does not occur, this Agreement shall be of no force or effect.

6.2           Exchange Conditions.  The Purchaser’s obligations under this Agreement, including, without limitation, its obligations to exchange the Old Securities for the New Securities on the Exchange Date as described in Section 1, shall be subject to the performance by the Issuer and the Subsidiary Guarantors of all of the agreements to be performed by them under this Agreement and the New Securities, and to the satisfaction of the following further conditions:

(a)
Opinion of Counsel. The Purchaser shall have received on the Exchange Date an opinion of counsel to the Issuer and the Subsidiary Guarantors (who may be an employee of the Issuer or a Subsidiary Guarantor) addressed to the Purchaser and substantially in the form attached hereto as Schedule II.

(b)
Representations and Warranties of the Issuer. The representations and warranties of the Issuer contained in Section 3 of this Agreement shall be true and correct (to the extent qualified by materiality or Material Adverse Effect) or true and correct in all material respects (to the extent not so qualified) on and as of the Exchange Date, except for the representations and warranties set forth in Section 3.3 of this Agreement, which shall be true and correct on and as of the Exchange Date, and except to the extent such representations and warranties expressly relate to an earlier date.

(c)
Representations and Warranties of Subsidiary Guarantors. The representation and warranties of each Subsidiary Guarantor contained in Section 4 of this Agreement shall be true and correct (to the extent qualified by materiality or Material Adverse Effect) or true and correct in all material respects (to the extent not so qualified) on and as of the Exchange Date, except for the representations and warranties set forth in Section 4.3 of this Agreement, which shall be true and correct on and as of the Exchange Date, except to the extent such representations and warranties expressly relate to an earlier date.

(d)
No Default. No event shall have occurred and be continuing on the Exchange Date which, with the giving of notice or lapse of time, or both, would constitute a default under this Agreement, the Amended Settlement Agreement or under the terms of the Convertible Notes, the Term Note or the TAA Note.

(e)	Guaranties. The Guaranties shall have been duly completed, executed and delivered.

(f)
Designation Under Credit Agreement. (i) The notice required by the definition of “Primary Second Lien Debt” in Section 1.1 of the Credit Agreement shall have been timely given by the Issuer to the Administrative Agent under the Credit Agreement and no objection thereto shall have been made by the Administrative Agent; (ii) the certification required by Section 7.2 of the Collateral Trust Agreement designating the New Notes as Second Priority Additional Debt, among other things, shall have been made by the Issuer to the Collateral Trustee; and (iii) copies of such notice and certification shall have been delivered to the Purchaser on or prior to the Exchange Date.

(g)
Payment of Scheduled Amounts.  The Issuer shall have paid in full all amounts scheduled to have been paid or transferred prior to the Exchange Date under the Original Settlement Agreement, the Convertible Note and the Term Note, including (i) the July 1, 2009 interest payment due under the Convertible Note and (ii) the July 1, 2009 interest payment due under the Term Note.

6.3           Waiver of Conditions. If the conditions specified in Section 6.2 have not been fulfilled, the Purchaser may waive compliance with any such condition to such extent as the Purchaser may in the Purchaser’s sole discretion determine. Except as so waived by the Purchaser, nothing in this Section 6.3 shall operate to relieve either the Issuer or any Subsidiary Guarantor of any of its respective obligations hereunder or to waive any of the Purchaser’s rights against either of them.

SECTION 7
Survival of Representations and Warranties

All representations and warranties contained herein or made in writing by or on behalf of any party to this Agreement or otherwise in connection herewith shall (1) survive the execution and delivery of this Agreement and the delivery of the New Securities to the Purchaser for the Old Securities on the Exchange Date as contemplated in Section 1, and shall continue in effect as long as any New Securities are outstanding, and (ii) be deemed to have been relied upon by the parties, regardless of any investigation made by the parties or on their behalf.

SECTION 8
Miscellaneous

8.1           Communications and Notices. All communications and notices provided for in this Agreement and the New Securities shall be in writing and, if to the Issuer, mailed certified mail, return receipt requested, delivered or transmitted by facsimile to it at One American Road, Dearborn, Michigan 48126, Fax No. (313) 206-5989, Confirmation No. (313) 845-5575, Attention: Treasurer, provided that any notice pursuant to Section 5 of New Note A or Section 5 of New Note B shall also be delivered or transmitted to the Issuer at One American Road, Dearborn, Michigan 48126, Fax No. (313) 248-8713, Confirmation No. (313) 323-2130, Attention: Secretary, and, if to any Subsidiary Guarantor, mailed certified mail, return receipt requested, delivered or transmitted by facsimile to it c/o the Issuer at the address and facsimile number specified above, or at any other address which the Issuer or any Subsidiary Guarantor, as the case may be, may hereafter designate by written notice to the Purchaser, and, if to the Purchaser, mailed, delivered or transmitted by facsimile to the Purchaser at 15041 Commerce Drive South, Rotunda Court #4, Dearborn, MI  48120, Fax No. (313) 253-7409, Confirmation No. (313) 248-4425, Attention: President, or to such other address and to such attention as the Purchaser may from time to time designate to the Issuer in writing.

Except as specified herein, all notices and other communications shall be deemed to have been duly given (i) on the date of delivery if delivered personally, (ii) five days following posting if transmitted by U.S. mail or (iii) on the day of transmission if transmitted by facsimile (provided receipt of such transmission is confirmed by the recipient thereof by telephone), whichever shall first occur.

8.2           New  York  Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York applicable to contracts made and to be wholly performed within such State.

8.3           Payment of Certain Expenses. Whether or not the exchange of the New Securities for the Old Securities as contemplated in Section 1 is consummated on the Exchange Date, the Issuer shall:

(a)           upon the occurrence of an event of default as set forth in Section 5 of New Note A or Section 5 of New Note B, pay all reasonable out-of-pocket expenses incurred by the Purchaser (including counsel fees) in connection with such event of default and collection and other enforcement proceedings resulting therefrom; and

(b)           pay all stamp and other taxes, if any, which may be determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the New Securities, the exchange of the New Securities for the Old Securities as contemplated in Section 1, or in connection with any modification of any of the New Securities or of this Agreement or any waiver or consent under or in respect of this Agreement or the New Securities, and shall save the Purchaser and all subsequent holders of the New Securities harmless against any loss or liability (including interest and penalties) resulting from nonpayment or delay in payment of any such taxes; provided, however, that the Issuer shall not be obligated to pay any taxes on transfers of the New Securities or portions thereof or any taxes on or measured by income or capital, or any taxes on intangibles or other property taxes levied on the New Securities or portions thereof, the income therefrom or on the holders of the New Securities or portions thereof, except with respect to the transfer of the New Securities to the New VEBA.

The obligations of the Issuer under this Section 8.3 shall survive the exchange of the New Securities for the Old Securities as contemplated in Section 1.

8.4          Form  of  New Notes.  Registration.  Transfer  and Replacement. (a) Each New Note initially delivered under this Agreement will be in the form of a fully registered note substantially in the form of Exhibit A or Exhibit B attached hereto, as applicable.  New Note A shall be issuable only in fully registered form and any portion of such New Note shall be in an initial principal amount of at least $250,000,000 or an initial integral multiple of $100,000,000 in excess thereof.  New Note B shall be issuable only in fully registered form in the principal amount of $6,511,850,000.

(b)  The Issuer shall cause to be kept at its principal office a register (the “Note Register”) for the registration and transfer of New Notes or portions thereof. The name and address of the holder or holders of the New Notes or portions thereof, the transfer of New Notes and the names and addresses of the transferees of New Notes or portions thereof shall be registered in the Note Register. The Issuer may deem and treat the persons in whose name the New Notes or portions thereof are so registered as the holders and owners thereof for all purposes and shall not be affected by any notice to the contrary, until due presentment of such New Notes or portion thereof for registration of transfer as provided in this Section 8.3.

(c)  Upon compliance with Section 5.2 hereof and surrender for registration of transfer of the New Notes or portion thereof, or upon surrender for registration of exchange of any New Notes or portion thereof without transfer, in each case, at the office of the Issuer designated for notices in Section 8.1 hereof, the Issuer shall execute and deliver, at its expense, a new New Note or New Notes of the same aggregate unpaid principal amount as such surrendered New Note or portion thereof (but in no case in an initial principal amount of less than $250,000,000 or in a principal amount in excess thereof that is not an initial integral multiple of $100,000,000, unless the principal amount of such New Note being exchanged is a lesser amount), dated the date of issue of such New Note, and registered in the name of such Person or Persons as shall be designated in writing by the holder of such surrendered New Note. Every New Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer or exchange duly authorized in writing.  The Issuer may additionally condition its issuance of any new New Note or New Notes on the payment to it of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer or exchange, except with respect to the transfer of such New Note to the New VEBA.

(d)  In case any New Note shall become mutilated or be destroyed, lost or stolen, the Issuer upon request shall execute and deliver a new New Note in exchange and substitution for the mutilated New Note, or in lieu of and substitution for the New Note so destroyed, lost or stolen. In every case of destruction, loss or theft, the applicant for a substituted New Note shall furnish to the Issuer such security or indemnity as may be required by it to save it harmless from all risk, however remote (it being understood that, if the holder of such destroyed, lost or stolen New Note is the Purchaser, the indemnity agreement of the Purchaser shall be satisfactory to the Issuer for such purpose), and the applicant shall also furnish to the Issuer evidence to its satisfaction of the destruction, loss or theft of such New Note and of the ownership thereof. Upon the issuance of any substituted New Note, the Issuer may require the payment of a sum sufficient to cover any tax or other government charge that may be imposed in relation thereto and any other expenses connected therewith. In case any New Note has matured or is about to mature and shall become mutilated or be destroyed, lost or stolen, the Issuer may, instead of issuing a substituted New Note, pay the same (without surrender thereof except in the case of a mutilated New Note) if the applicant for such payment shall furnish the Issuer with such security or indemnity as it may require to save it harmless from all risk, however remote, and, in case of destruction, loss or theft, evidence to the satisfaction of the Issuer of the destruction, loss or theft of such New Note and of the ownership thereof. Every substituted New Note issued pursuant to the provisions of this Section 8.4(d) by virtue of the fact that any New Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen New Note shall be found at any time.

8.5           Changes; Waivers. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the Issuer, the Subsidiary Guarantors (with respect to the New Notes and Guaranties) and holders of a majority of the outstanding aggregate principal amount (in the case of the New Notes) or notional amount (in the case of the Warrants) of the New Securities; provided, however, that (x) in the case of the New Notes, no such change, waiver, discharge or termination shall forgive or reduce any principal amount of the New Notes, extend the final date of maturity thereof, reduce the rate of interest on overdue payments specified therein, extend any scheduled date for a payment thereon, adversely affect the validity of the second lien security interest, or lower the priority or ranking thereof, in each case, without the written consent of each holder of the New Notes affected or (y) in the case of the Warrants, no such change, waiver, discharge or termination shall be made to the terms of the Warrants set forth in Section 5.03(c) of the Warrant Agreement without the written consent of each holder of the Warrants affected.

8.6           Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the extent permitted by law.

8.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.8           Counterparts. This Agreement may be signed in any number of counterparts, by separate parties on separate counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Complete sets of counterparts shall be delivered to the Issuer, the Subsidiary Guarantors and to the Purchaser.

8.9           Authority. The Purchaser shall promptly deliver to the Issuer such documents as the Issuer may reasonably request demonstrating due authorization, execution and delivery of this Agreement by the Purchaser.

IN WITNESS WHEREOF, each of the Issuer, the Subsidiary Guarantors and the Purchaser has caused this Agreement to be duly executed as of the date first above written.

FORD MOTOR COMPANY, as Issuer

By:
Name:
Title:

3000 SCHAEFER ROAD COMPANY
FORD BH 1 LTD.
FORD BH 2 LTD.
FORD GLOBAL TECHNOLOGIES, LLC
FORD MOTOR SERVICE COMPANY
FORD MOTOR VEHICLE ASSURANCE COMPANY, LLC
FORD TRADING COMPANY, LLC
VOLVO CARS OF NORTH AMERICA, LLC
VOLVO HOLDING COMPANY INC., as Subsidiary Guarantors

By: :
Name:
Title:

FORD EUROPEAN HOLDINGS LLC
FORD HOLDINGS LLC
FORD INTERNATIONAL CAPITAL LLC
FORD MEXICO HOLDINGS, INC.
FORD COMPONENT SALES, L.L.C., as Subsidiary
Guarantors

By:
Name:
Title:

FORD SOUTH AMERICA HOLDINGS, LLC, as Subsidiary Guarantor

By: Ford Motor Company, as sole member

By:
Name:
Title:

GRUPO FORD, S. de R.L. de C.V., as Subsidiary Guarantor

By:
Name:
Title:

The foregoing agreement is hereby accepted as of the date first written above:

FORD-UAW HOLDINGS LLC

By:
Name: Peter J. Daniel
Title: Chairman and Chief Executive Officer

SCHEDULE I
SUBSIDIARY GUARANTORS
			Federal
			Taxpayer		Principal
		Organizational	Identification	State of	Place of
Legal Name	Type of Entity	Number	Number	Formation	Business
3000 Schaefer Road Company	Corporation	144453	38 - 1906301	Michigan	Michigan

Ford BH 1 Ltd.*	Company Limited by Shares	41950	N/A	Bermuda	Michigan

Ford BH 2 Ltd.*	Company Limited by Shares	41950	N/A	Bermuda	Michigan

Ford European Holdings LLC	Limited Liability Company	2974559	38 - 3442908	Delaware	Michigan

Ford Global Technologies, LLC	Limited Liability Company	3593792	38 - 6058810	Delaware	Michigan

Ford Holdings LLC	Limited Liability Company	2206682	38 - 2890269	Delaware	Michigan

Ford International Capital LLC*	Limited Liability Company	4467134	26 - 1538425	Delaware	Michigan

Ford Mexico Holdings, Inc.*	Corporation	3281198	38 - 3563830	Delaware	Michigan

Ford Motor Service Company	Corporation	486480	38 - 3364381	Michigan	Michigan

Ford Motor Vehicle Assurance Company, LLC	Limited Liability Company	4083499	38 - 3419908	Delaware	Michigan

Ford South America Holdings, LLC	Limited Liability Company	3080817	38 - 0549190	Delaware	Michigan

Ford Trading Company, LLC	Limited Liability Company	2919002	38 - 0549190	Delaware	Michigan

Ford Component Sales, L.L.C.	Limited Liability Company	2830472	38 - 3384550	Delaware	Michigan

Grupo Ford, S. de R.L. de C.V.*	Corporation	N/A	N/A	Mexico	Mexico

Volvo Cars of North America, LLC	Limited Liability Company	0906002	31 - 1814807	Delaware	Michigan

Volvo Holding Company Inc.*	Corporation	2770399	38 - 3441286	Delaware	Michigan

*	Guaranties have limited recourse to the pledged assets of the relevant entity.

SCHEDULE II
OPINION OF COUNSEL

1.             Each of the Issuer (with respect to the New Notes and Warrants) and Subsidiary Guarantors (with respect to the Guaranties) (collectively, the “Credit Parties”) (a) has been duly incorporated or formed, as the case may be, and is validly existing and in good standing as a corporation or limited liability company in the jurisdiction set forth opposite its name on Schedule I to the Agreement, (b) has the corporate or limited liability company power and authority, as the case may be, to execute and deliver the Agreement, the New Notes, the Warrants and the Guaranties, as applicable (the “Credit Documents”), to which it is a party and to borrow and perform its obligations thereunder, and to grant the security interests to be granted by it pursuant to the Credit Agreement and Loan Documents (as defined therein and collectively referred to herein as the “Security Documents”), and (c) has duly authorized, executed and delivered each Credit Document to which it is a party.

2.             The execution and delivery by any Credit Party of the Credit Documents to which it is a party, its exchange in accordance with the terms of the Credit Documents, and performance of its obligations thereunder and granting of the security interests to be granted by it pursuant to the Security Documents (a) will not result in any violation of (1) the Certificate of Incorporation, Articles of Incorporation, By-Laws, certificate of formation or limited liability company operating agreement, as applicable, of such Credit Party, (2) any Federal, Michigan or New York statute or the Delaware General Corporation Law or the Delaware Limited Liability Company Act or any rule or regulation issued pursuant to any Federal, Michigan or New York statute or the Delaware General Corporation Law or the Delaware Limited Liability Company Act or any order known to me issued by any court or governmental agency or body and (b) will not breach or result in a default under (in each case material to the Issuer and its subsidiaries considered as a whole) or, except as described in Section 2.2 of the Agreement, result in the creation of any lien upon or security interest (in each case material to the Issuer and its subsidiaries considered as a whole) in the Credit Parties’ properties pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument known to me under which any Credit Party is a debtor or guarantor.

3.             No consent, approval, authorization, order, filing, registration or qualification of or with any Federal, Michigan or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or the Delaware Limited Liability Company Act is required for the execution and delivery by any Credit Party of the Credit Documents to which it is a party, the exchange by any Credit Party in accordance with the terms of the Credit Documents or the performance by the Credit Parties of their respective obligations under the Credit Documents or the granting of any security interests under the Security Documents, except filings and recordings required for the perfection of security interests granted pursuant to the Security Documents.

4.             I do not know of any legal or governmental proceeding pending to which any Credit Party is a party, or to which any property of any Credit Party is subject, and no such proceedings are known by me to be threatened or contemplated by governmental authorities or threatened by others, that in either case questions the validity of the Credit Documents.

SETTLEMENT AGREEMENT (AS AMENDED AND RESTATED)
EXHIBIT (D)(A), FORM OF NEW NOTE A

EXHIBIT A TO
SECURITIES EXCHANGE AGREEMENT

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF FORD MOTOR COMPANY (THE “ISSUER”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) IN COMPLIANCE WITH APPLICABLE TRANSFER RESTRICTIONS, IF ANY, SET FORTH IN SECTION 5 OF THE SECURITIES EXCHANGE AGREEMENT DATED AS OF [_______ __], 2009 AMONG THE ISSUER, THE SUBSIDIARY GUARANTORS LISTED IN SCHEDULE I THERETO AND FORD-UAW HOLDINGS LLC AND (B):

(I)	TO THE ISSUER OR ANY SUBSIDIARY THEREOF; OR

(II)	PURSUANT TO A REGISTRATION STATEMENT COVERING THE RESALE OF THIS SECURITY THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR

(III)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; OR

(IV)	TO THE NEW VEBA PURSUANT TO THE AMENDED SETTLEMENT AGREEMENT (AS SUCH TERMS ARE DEFINED HEREIN).

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (B)(III) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE HEREBY OR OTHERWISE BY THE ISSUER AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Dearborn, Michigan

FORD MOTOR COMPANY

$6,705,470,000
AMORTIZING GUARANTEED SECURED NOTE MATURING JUNE 30, 2022

FOR VALUE RECEIVED, FORD MOTOR COMPANY, a Delaware corporation (the “Issuer”), hereby promises to pay to FORD-UAW HOLDINGS LLC (or the permitted transferees or assignees if the Note is transferred or assigned in accordance with the Exchange Agreement (as defined below)) the initial principal amount set forth on Schedule I hereto as described in Section 2 of this Note, as adjusted from time to time.

Unpaid Principal Payments hereunder shall not bear interest until such Principal Payments become due, either as scheduled or by acceleration.  The Issuer shall pay interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue Principal Payment, until the same shall be paid in full, at a rate per annum equal to 9%, plus a default premium of 2% per annum from the due date to the date of payment.

Unpaid Principal Payments hereunder may be prepaid on any Payment Date, in whole or in part, prior to the Payment Date corresponding to such Principal Payment without premium or penalty as set forth in Section 2(b) of this Note.

All payments in respect of this Note shall be paid in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts, and shall be payable in Federal funds or other immediately available funds.

This Note is the New Note A referred to in the Securities Exchange Agreement dated as of [_______ __], 2009 among the Issuer, the Subsidiary Guarantors listed in Schedule I thereto and Ford-UAW Holdings LLC (the “Exchange Agreement”).  Terms defined in the Exchange Agreement are used herein as therein defined. This Note can be transferred as provided in the Exchange Agreement and subject to the limitations set forth therein.  The registered holder of this Note is entitled to the benefits of the Exchange Agreement and may enforce the agreements, covenants and representations of the Issuer contained therein and exercise the remedies provided thereby or otherwise available in respect thereof.

Subject to the limitations set forth in the Exchange Agreement, Principal Payments on this Note and interest on any overdue Principal Payments are guaranteed by the Subsidiary Guarantors named in the Exchange Agreement pursuant to the Guaranty endorsed on the reverse hereof.

This Note has been designated by the Issuer as Primary Second Lien Debt and Second Priority Additional Debt in accordance with and subject to the terms of that certain Credit Agreement dated as of December 15, 2006 among the Issuer, the Subsidiary Borrowers from time to time parties thereto, the banks and other financial institutions or entities from time to time parties thereto (“Lenders”), and JPMorgan Chase Bank, as Administrative Agent for the Lenders (the “Credit Agreement”) and the Loan Documents (such term and other capitalized terms used in this paragraph but not otherwise defined in this Note or the Exchange Agreement shall have the meanings assigned to them in the Credit Agreement).  As such, Principal Payments on this Note and interest on any overdue Principal Payments will be secured on a second lien basis with the Collateral pledged by the Issuer and the Subsidiary Guarantors to the Lenders under and in accordance with the Credit Agreement and the Loan Documents, including the Collateral Trust Agreement dated as of December 15, 2006 among the Issuer, the Subsidiary Guarantors and Wilmington Trust Company, as Collateral Trustee (the “Collateral Trust Agreement”), and the Security Agreement dated as of December 15, 2006 made by the Issuer and the Subsidiary Guarantors in favor of said Collateral Trustee (the “Security Agreement”), subject to the limitations set forth Section 2.2 of the Exchange Agreement.  Holders hereof will be subject to the intercreditor provisions contained in Section 8 of the Collateral Trust Agreement.  The Issuer will provide copies of the Credit Agreement, Collateral Trust Agreement and Security Agreement to any holder hereof upon the request of such holder.

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This Note and the Guaranty endorsed hereon shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 1.  Definitions.

“Accelerated Principal Amount” means the aggregate amount of Principal Payments that would be due and payable by the Issuer on the date of acceleration if the Issuer elected to prepay this Note in full on such date of acceleration. If the date of acceleration is a Payment Date, the corresponding Accelerated Principal Amount shall be equal to the Prepayment Amount corresponding to such Payment Date as set forth in Section 2(b).  If, however, the date of acceleration is not a Payment Date, the corresponding Accelerated Principal Amount shall be equal to the sum of (x) the present value as of such date of acceleration of the Prepayment Amount corresponding to the Payment Date immediately following such date of acceleration (calculated assuming a discount rate of 9% per annum), and (y) unpaid Principal Payment(s), if any, that were due and payable prior to such date of acceleration.  For example, if the date of acceleration were to be 90 days before the Payment Date of June 30, 2015, the Accelerated Principal Amount payable on such date of acceleration would be $2,410,503,616, calculated by discounting the $2,463,000,000 Prepayment Amount due on June 30, 2015 by 90 days assuming a discount rate of 9% per annum, plus any amounts payable under (y) above (computed on the basis of a 360-day year of twelve 30-day months).

“Amended Settlement Agreement” means the Amended Settlement Agreement dated as of [_____], 2009 among and between the Issuer, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and certain class representatives, on behalf of the class of plaintiffs as set forth therein.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Credit Agreement Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Change of Control” means the occurrence of either (a) more than 50% of the Voting Stock of the Issuer being held by a Credit Agreement Person or Credit Agreement Persons (other than Permitted Holders) who “act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities” of the Issuer within the meaning of Section 13(d)(3) of the Exchange Act or (b) Continuing Directors ceasing to constitute at least a majority of the board of directors of the Issuer.

“Collateral Trust Agreement” shall have the meaning set forth in the seventh paragraph of this Note.

“Commitment Letter” means the Conditional Commitment Letter by and between United States Department of Energy and Ford Motor Company, dated as of June 23, 2009.

“Common Equity” shall have the meaning set forth in Section 3(r).

“Continuing Director” means, at any date, an individual (a) who is a member of the board of directors of the Issuer on December 15, 2006, (b) who has been elected as a member of such board of directors with a majority of the total votes of Permitted Holders that were cast in such election voted in favor of such member or (c) who has been nominated to be a member of such board of directors by a majority of the other Continuing Directors then in office.

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“Credit Agreement” shall have the meaning set forth in the seventh paragraph of this Note; provided that if, as a result of the Credit Agreement being terminated, amended, supplemented, modified, waived, replaced or changed, any capitalized term used herein and defined by reference to the Credit Agreement is no longer defined in the Credit Agreement or any section of the Credit Agreement referenced herein no longer exists in the Credit Agreement, with respect to such capitalized term or section, “Credit Agreement” shall mean the Credit Agreement as in effect immediately prior to such termination, amendment, modification, supplement, waiver, replacement or change.

“Credit Agreement Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

 “Debt” shall have the meaning set forth in Section 3(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” shall have the meaning set forth in the fifth paragraph of this Note.

“Existing Credit Agreement” means the Credit Agreement as in effect on the Exchange Date, without regard to any amendments, modifications, supplements, waivers, refinancings, replacements or other changes occurring after the Exchange Date.

“Governmental Authority” means any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or foreign.

“Indenture” means the indenture dated as of January 30, 2002 by and between the Issuer and JPMorgan Chase Bank, as trustee; provided that if, as a result of the Indenture being terminated, amended, supplemented, modified, waived, replaced or changed, any capitalized term used herein and defined by reference to the Indenture is no longer defined in the Indenture, with respect to such capitalized term, “Indenture” shall mean the Indenture as in effect immediately prior to such termination, amendment, modification, supplement, waiver, replacement or change.

“Initial Holder” means Ford-UAW Holdings LLC; provided that the “Initial Holder” shall mean the New VEBA upon the transfer of the Note by Ford-UAW Holdings LLC to the New VEBA pursuant to the Amended Settlement Agreement.

“Issuer” shall have the meaning set forth in the first paragraph of this Note.

“Junior Lien Debt” shall have the meaning set forth in Section 3(f).

“Lehman lndex Return” means the 2009 investment return (assuming reinvestment of interest and dividends) for the Lehman Long Government Credit Index (as found in the Bloomberg Finance L.P. financial information system using the following steps: 1. Type “LEHM” <go> 2. type “13” <go> 3. type “1” <go>, with the “Lehman Long Gov/Credit” found on page 1).

“Lenders” shall have the meaning set forth in the seventh paragraph of this Note.

“Mortgage” shall have the meaning set forth in Section 3(i).

“New Note B” means an Amortizing Guaranteed Secured Note maturing June 30, 2022 issued by the Issuer in the principal amount of $6,511,850,000.

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“New VEBA” shall have the meaning set forth in the Amended Settlement Agreement.

“Note Register” means a register in which is kept a record of holders of Notes and transfers.

“Payment Date” shall have the meaning set forth in Section 2(a).

“Permitted Holders” means holders of the Issuer’s Class B Stock, par value $0.01, on December 15, 2006 and other holders of such Capital Stock from time to time; provided that such holders satisfy the qualifications set forth in clauses (i) through (vii) of subsection 2.2 of Article Fourth of the Issuer’s Restated Certificate of Incorporation as in effect on December 15, 2006.

“Permitted Liens” mean:

(a) liens for taxes, assessments, governmental charges and utility charges, in each case that are not yet subject to penalties for non-payment or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Issuer in conformity with United States generally accepted accounting principles (“GAAP”);

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like liens arising in the ordinary course of business;

(c) permits, servitudes, licenses, easements, rights-of-way, restrictions and other similar encumbrances imposed by applicable law or incurred in the ordinary course of business or minor imperfections in title to real property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Issuer and its subsidiaries taken as a whole;

(d) leases, licenses, subleases or sublicenses of assets (including, without limitation, real property and intellectual property rights) granted to others that do not in the aggregate materially interfere with the ordinary conduct of the business of the Issuer and its subsidiaries taken as a whole and licenses of trademarks and intellectual property rights in the ordinary course of business;

(e) pledges or deposits made in the ordinary course of business or statutory liens imposed in connection with worker’s compensation, unemployment insurance or other types of social security or pension benefits or liens incurred or pledges or deposits made to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), statutory obligations, and surety, appeal, customs or performance bonds and similar obligations, or deposits as security for contested taxes or import or customs duties or for the payment of rent, in each case incurred in the ordinary course of business;

(f) liens arising from UCC financing statement filings (or similar filings) regarding or otherwise arising under leases entered into by the Issuer or any of its subsidiaries or in connection with sales of accounts, payment intangibles, chattel paper or instruments;

(g) purchase money liens on property (other than shares of capital stock or indebtedness) existing at the time of acquisition (including acquisition through amalgamation, merger or consolidation) or to secure the payment of any part of the purchase price thereof or to secure any indebtedness incurred prior to, at the time of, or within 60 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof or to secure indebtedness provided, or guaranteed, by a governmental authority to finance research and development, limited in each case to the property purchased (or developed) with the proceeds thereof;

(h) other than liens existing pursuant to the Existing Credit Agreement and the Loan Documents (as defined therein), liens in existence on April 7, 2008; provided that no such lien is spread to cover any additional property after the Exchange Date and that  the amount of indebtedness for borrowed money secured thereby is not increased;

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(i) liens on property or capital stock of a person at the time such person becomes a subsidiary of the Issuer; provided, however, that such liens are not created, incurred or assumed in connection with, or in contemplation of, such other person becoming a subsidiary; provided further, however, that any such lien may not extend to any other property owned by the Issuer or any subsidiary of the Issuer;

(j) liens on property at the time the Issuer acquires the property, including any acquisition by means of a merger or consolidation with or into the Issuer; provided, however, that such liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that such liens may not extend to any other property owned by the Issuer or any subsidiary of the Issuer;

(k) any lien securing the renewal, refinancing, replacing, refunding, amendment, extension or modification, as a whole or in part, of any indebtedness secured by any lien permitted by clause (g), (h), (i), (j), and (u) of this definition or this paragraph (k) without any change in the assets subject to such lien;

(l) any lien arising out of claims under a judgment or award rendered or claim filed, so long as such judgments, awards or claims do not constitute an event of default under the Credit Agreement;

(m) any lien consisting of rights reserved to or vested in any governmental authority by any statutory provision;

(n) liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts held at such banks or financial institutions or over investment property held in a securities account, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts or securities accounts in the ordinary course of business;

(o) liens in favor of lessors pursuant to sale and leaseback transactions to the extent the disposition of the asset subject to any such sale and leaseback transaction is permitted under the Existing Credit Agreement;

(p) liens under industrial revenue, municipal or similar bonds;

(q) liens on securities accounts (other than liens to secure indebtedness for borrowed money);

(r) statutory liens incurred or pledges or deposits made in favor of a governmental authority to secure the performance of obligations of the Issuer or any of its subsidiaries under environmental laws to which any assets of the Issuer or any such subsidiaries are subject;

(s) liens granted by the Issuer or any of its subsidiaries to a landlord to secure the payment of arrears of rent in respect of leased properties in the Province of Quebec leased from such landlord, provided that any such lien is limited to the assets located at or about such leased properties;

(t) servicing agreements, development agreements, site plan agreements and other agreements with governmental authorities pertaining to the use or development of any of the property and assets of the Issuer consisting of real property, provided such agreements are complied with; and

(u) liens not otherwise permitted by the foregoing clauses securing obligations or other liabilities of the Issuer; provided that the outstanding amount of all such obligations and liabilities shall not exceed $500,000,000 at any time.

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“Principal Payment” shall have the meaning set forth in Section 2(a).

“Record Date” means (a) with respect to the Payment Date occurring on December 31, 2009, the later of (x) the Exchange Date and (y) December 15, 2009 and (b) with respect to any other Payment Date, the June 15 immediately preceding such Payment Date.

“Remaining Principal Amount” means, on any date, the aggregate sum of all unpaid Principal Payments as of such date.

“S&P Return” means the 2009 investment return (assuming reinvestment of dividends) for the S&P BMI Developed Index, adjusted to reflect a 60% foreign exchange hedge ratio (as calculated and reported by The Northern Trust Company, as custodian of the assets in the Temporary Asset Account held by Ford-UAW Holdings LLC).

“Restricted Payment” shall have the meaning set forth in Section 3(r).

“Sale and Leaseback Transaction” shall have the meaning set forth in Section 3(j).

“SEC” means the Securities and Exchange Commission.

“Security Agreement” shall have the meaning set forth in the seventh paragraph of this Note.
“TAA Note” means a promissory note of the Issuer dated January 5, 2009 in an aggregate principal amount of $2,281,908,687, which is equal to the market value of the assets in the Temporary Asset Account held by Ford-UAW Holdings LLC on December 31, 2008.

“True-Up Amount” means the lesser of (a) $150 million and (b) an amount equal to 75% of the excess, if any, of (A) the sum of the products of (x) the S&P Return multiplied by 70% of the aggregate principal amount of the TAA Note and (y) the Lehman Index Return multiplied by 30% of the aggregate principal amount of the TAA Note over (B) 9% multiplied by 100% of the aggregate principal amount of the TAA Note.

“Voting Stock” means, with respect to any Credit Agreement Person, such Credit Agreement Person’s Capital Stock having the right to vote for election of directors (or the equivalent thereof) of such Credit Agreement Person under ordinary circumstances.

Capitalized terms used in Section 3(b)(ii) and Sections 3(k) through 3(s) of this Note and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.

Section 2.  Principal Payments.   On each of the dates set forth in the table below under the heading “Payments Dates” (each, a “Payment Date” and collectively, “Payment Dates”), the Issuer shall pay the holders of this Note on the Record Date corresponding to such Payment Date their pro rata portion (calculated as described below) of the installment of principal payable on such Payment Date in respect of this Note, as such principal may be reduced from time to time in accordance with Section 2 (each, a “Principal Payment” and collectively, “Principal Payments”).   For each holder of a Note, for any Payment Date, its pro rata portion of an installment of principal payable in respect of its Note shall be equal to (x) the amount set forth in the table below opposite the relevant Payment Date under the heading “Principal Payment,” multiplied by (y) the Remaining Principal Amount of its Note, divided by (z) the aggregate Remaining Principal Amount of all Notes.  All Principal Payments shall be paid in cash.

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Payment Dates	Principal Payments
December 31, 2009	$1,268,470,000, plus the True-Up Amount
June 30, 2010	$290,000,000
June 30, 2011	$290,000,000
June 30, 2012	$679,000,000
June 30, 2013	$679,000,000
June 30, 2014	$679,000,000
June 30, 2015	$679,000,000
June 30, 2016	$679,000,000
June 30, 2017	$679,000,000
June 30, 2018	$679,000,000
June 30, 2019	$26,000,000
June 30, 2020	$26,000,000
June 30, 2021	$26,000,000
June 30, 2022	$26,000,000

(b)           The Issuer may prepay this Note, in whole or in part, on any Payment Date with concurrent written notice to the holders of the Note.  In the case of any prepayment in whole, the Issuer shall pay to each holder of this Note their pro rata portion (calculated as described in Section 2(a) above) of the amount set forth under the heading “Prepayment Amount” for the relevant Payment Date as set forth in the table below.  In the event of any partial prepayment, future Principal Payments shall be reduced in a proportionate manner determined by the Issuer, subject to review and confirmation by the Initial Holder, so that the present value and duration of all of such reduced future Principal Payments under this Note, after giving effect to such prepayment, remain economically equivalent to the present value and duration of the originally scheduled Principal Payments using a discount rate of 9% per annum.  After giving effect to such adjustment, the  Remaining Principal Amount due under the Note shall be determined by the Issuer and shall be endorsed by the Issuer on Schedule I hereto.  Notwithstanding anything to the contrary, any prepayment in respect of this Note shall be made in cash.

Payment Date	Prepayment Amount
December 31, 2009	$4,845,000,000
June 30, 2010	$3,734,000,000
June 30, 2011	$3,753,000,000
June 30, 2012	$3,775,000,000
June 30, 2013	$3,375,000,000
June 30, 2014	$2,938,000,000
June 30, 2015	$2,463,000,000
June 30, 2016	$1,944,000,000
June 30, 2017	$1,379,000,000
June 30, 2018	$763,000,000
June 30, 2019	$92,000,000
June 30, 2020	$72,000,000
June 30, 2021	$50,000,000
June 30, 2022	$26,000,000

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(c)           This Note may not be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of by the holder thereof except (A) in compliance with applicable transfer restrictions, if any, set forth in Section 5 of the Exchange Agreement and (B)(I) to the New VEBA pursuant to the Amended Settlement Agreement, (II) to the Issuer or a subsidiary thereof, (III) pursuant to a registration statement that has become effective under the Securities Act or (IV) pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.  Prior to the registration of any transfer in accordance with clause (B)(IV) above, the Issuer reserves the right to require the delivery of such legal opinion, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.  No representation is made hereby of otherwise by the Issuer as to the availability of any exemption from the registration requirements of the Securities Act.

(d)           Any Note as to which such restrictions on transfer shall have expired in accordance with their terms such that such Note can be freely sold without limits under the Securities Act and any applicable state securities law may, upon surrender of such Note for exchange in accordance with the procedures set forth in Section 8.4 of the Exchange Agreement (together with any legal opinion, certifications or other evidence as may reasonably be required by the Issuer in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws), be exchanged for a new Note or Notes with a like Remaining Principal Amount, which shall not bear such legend.

Section 3.  Covenants Of The Issuer And The Subsidiary Guarantors. The Issuer and/or each of the Subsidiary Guarantors, as applicable, covenant and agree that:  (a) The Issuer will duly and punctually pay all Principal Payments on this Note in accordance with its terms.

(b)           (i)             The Issuer shall deliver to the Initial Holder of this Note its audited annual financial statements and unaudited quarterly financial statements within 15 days after the Issuer is required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act (or, if the Issuer is not required to file annual financial statements or unaudited quarterly financial statements with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, then within 15 days after the Issuer would be required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act if it had a security listed and registered on a national securities exchange); provided, that such 15-day period shall automatically be extended to the earlier of (x) the date that is five days prior to the date of the occurrence of any event of default (or any comparable term) under any of the Issuer’s Existing Notes (as defined in the Existing Credit Agreement) as a result of the Issuer’s failure to provide annual or quarterly financial statements to the extent required under the related indenture and (y) in the case of audited annual financial statements, within 240 days after the end of the Issuer’s fiscal year, and, in the case of unaudited quarterly financial statements, within 220 days after the end of the respective quarters for each of the first three quarterly periods of each fiscal year; provided, further, that such financial statements shall be deemed to be delivered upon the filing with the SEC of the Issuer’s Form 10-K or Form 10-Q for the relevant fiscal period.

(ii)           The Issuer shall deliver to the Initial Holder (x) statutory audited consolidated financial statements for each of FMCC, Ford South Africa and Volvo, (y) statutory audited annual statements for each of Ford Argentina, Ford Canada, Grupo Ford and Ford Mexico and (z) during any period when the Capital Stock of any other Foreign Pledgee has an Eligible Value of greater than $0, the statutory audited annual financial statements for such Foreign Pledgee (commencing with the statements that have been used as the basis for such Eligible Value), in each case, promptly after the same become available; provided that the failure to deliver such financial statements shall not otherwise constitute a default or an event of default hereunder.

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(c)           Promptly after it provides them to the Administrative Agent in accordance with Section 6.3 of the Credit Agreement, the Issuer shall provide the Initial Holder, at the Initial Holder’s address specified in Section 8.1 of the Exchange Agreement, with copies of the compliance and Borrowing Base certificates it is required to deliver pursuant to said Section 6.3.

(d)           Neither the Issuer nor any Subsidiary Guarantor shall assign, convey or otherwise transfer any of its rights or obligations under the Exchange Agreement, under this Note or under the Guaranty, as the case may be, without the express written consent of holders of a majority of the outstanding aggregate Remaining Principal Amount of this Note.

(e)           (i)             Each of the Issuer and the Subsidiary Guarantors may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into, (1) any entity if the Issuer or such Subsidiary Guarantor or another Subsidiary Guarantor shall be the continuing entity or (2) any entity existing under the laws of (x) the United States, any state thereof, or the District of Columbia, in the case of the Issuer, and (y) any jurisdiction, in the case of a Significant Guarantor (as defined in the Existing Credit Agreement) in connection with an asset sale permitted under Section 7.5 of the Existing Credit Agreement; provided, however, that in the case of clause (1) there shall be no default or event of default continuing after giving effect to such transaction; and provided, further, that in the case of clause (2) that is not in connection with an asset sale that is permitted under Section 7.5 of the Existing Credit Agreement, (x) the successor entity shall expressly assume the due and punctual payment of Principal Payments on this Note and interest on any overdue Principal Payments, in the case of the Issuer, in accordance with its terms and the due and punctual performance and observance of all the covenants and conditions of the Exchange Agreement and this Note, in the case of the Issuer, or the Exchange Agreement and the Guaranty, in the case of a Subsidiary Guarantor, by an instrument satisfactory to the Initial Holder in its reasonable judgment, executed and delivered to the holders of this Note by such entity, and (y) such successor entity shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition.

(ii)           Upon any consolidation by the Issuer or a Subsidiary Guarantor with or merger by the Issuer or a Subsidiary Guarantor into any other person or any conveyance, transfer or lease of the properties and assets of the Issuer or a Subsidiary Guarantor substantially as an entirety in accordance with clause (i) above, (x) the successor Person formed by such consolidation or into which the Issuer or Subsidiary Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer hereunder and under this Note, or of such Subsidiary Guarantor under the Guaranty, as the case may be, with the same effect as if such successor had been named as the Issuer or such Subsidiary Guarantor, as the case may be, and (y) thereafter, the predecessor entity shall be relieved of all obligations and covenants hereunder and under this Note.

(iii)           Notwithstanding anything to the contrary contained herein or in this Note, if a Subsidiary Guarantor is released from its guaranty under the Credit Agreement, such Subsidiary Guarantor shall automatically be released from the Guaranty (without requirement of notice to or consent of any holder of the Note).  If requested by the Issuer, the holders of the Note agree to take promptly any action reasonably requested by the Issuer to evidence the release of such Subsidiary Guarantor from its Guaranty.

(f)            Other than Permitted Liens, the Issuer shall not at any time have outstanding more than $20,485,000,000 principal amount of indebtedness for borrowed money secured on a first lien basis with its assets nor more than $14,400,000,000 principal amount of indebtedness for borrowed money secured on a second or junior lien basis with its assets; provided, however, that (i) any such indebtedness for borrowed money secured on a second or junior lien basis in excess of $4 billion (including the New Notes) (“Junior Lien Debt”) shall consist only of loans from or obligations to the U.S. Department of Energy or other federal governmental authorities (or a commercial bank and guaranteed by the U.S. Department of Energy or other federal governmental authority), (ii) any Junior Lien Debt  shall be secured by a lien on Collateral pledged under the Credit Agreement and the Loan Documents, including the Collateral Trust Agreement and the Security Agreement that, although constituting Permitted Second Lien Debt thereunder, will, as between the Initial Holder or any subsequent holder of the New Notes and the lenders of such Junior Lien Debt, be junior to the second lien securing the Note, and the priority of which will be governed by an intercreditor agreement among the parties hereto and the lenders of such Junior Lien Debt substantially similar to the intercreditor provisions of Section 8 of the Collateral Trust Agreement (as if the second lien securing the Note were a first priority secured obligation and the Junior Lien Debt were a second priority secured obligation), and (iii) this Note shall be amended to reflect the benefit of any terms contained in existing and future Junior Lien Debt if such terms, taken as whole, are more favorable to the lenders thereof than those contained herein for the benefit of the Initial Holder or any subsequent holder of the Note (other than in respect of interest rates, fees, call protection or the absence of a call feature, premiums or maturity dates); provided, however, that to the extent the future Junior Lien Debt provides for specified project financing, this clause (iii) shall not apply to any terms that relate to such project or its eligibility for financing; provided further that any such amendments shall have effect only for so long as is necessary to comply with this clause (iii).  For avoidance of doubt, such amendments shall no longer have effect after any such Junior Lien Debt is no longer outstanding or its terms, taken as whole, are no longer more favorable from a lender’s perspective than the terms of the Note without such amendments.

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(g)           (i)             In the event the conditions in Section 10.15(c) of the Existing Credit Agreement shall be met for the automatic release of the Collateral pledged under the Existing Credit Agreement and/or Loan Documents (as defined therein), then such Collateral shall also be concurrently released with respect to this Note and the Guaranty shall be concurrently terminated.

(ii)           In the event the Existing Credit Agreement and/or Loan Documents (as defined therein) are amended or terminated such that the Covered Debt thereunder is no longer secured by any Collateral pledged thereunder for reasons other than the conditions in Section 10.15(c) of the Existing Credit Agreement having been met, and as a result this Note is no longer secured on a second lien basis by any Collateral pledged thereunder, then the Issuer shall promptly provide for replacement security of this Note in a manner consistent with that provided prior to such amendment or termination, which replacement security shall be reasonably acceptable to the Initial Holder.  For avoidance of doubt, such replacement security shall be deemed reasonably acceptable if it constitutes a second lien on collateral pledged under a new secured credit agreement entered into by Issuer.

(h)           From time to time, while this Note is outstanding, upon the reasonable request of the Initial Holder, officials of the Issuer will confer with officials of such Initial Holder and advise them as to matters bearing on the Issuer’s and the Subsidiary Guarantors’ financial condition.

(i)           The Issuer will not itself, and will not permit any Manufacturing Subsidiary (as such term is defined in the Indenture) to, incur, issue, assume, guarantee or suffer to exist any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this clause (i) called “Debt”), secured by a pledge of, or mortgage or lien on, any Principal Domestic Manufacturing Property (as such term is defined in the Indenture) of the Issuer or any Manufacturing Subsidiary, or any shares of stock of or Debt of any Manufacturing Subsidiary (mortgages, pledges and liens being hereinafter in this clause (i) called “Mortgage” or “Mortgages”), without effectively providing that this Note (together with, if the Issuer shall so determine, any other Debt of the Issuer or such Manufacturing Subsidiary then existing or thereafter created ranking equally with this Note) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt so secured plus all Attributable Debt (as such term is defined in the Indenture) of the Issuer and its Manufacturing Subsidiaries in respect of sale and leaseback transactions (as defined in Section 10.05 of the Indenture) would not exceed 5% of Consolidated Net Tangible Automotive Assets (as such term is defined in the Indenture); provided, however, that this Section 3(i) shall not apply to Debt secured by:

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(i)             Mortgages on property of, or on any shares of stock or of Debt of, any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(ii)            Mortgages in favor of the Issuer or any Manufacturing Subsidiary;

(iii)           Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

(iv)           Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within 60 days after, the acquisition of such property or shares of Debt for the purpose of financing all or any part of the purchase price thereof; and

(v)           any extension, renewal or replacement (or successive extensions renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (iv), inclusive; provided that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

(j)           The Issuer will not itself, and it will not permit any Manufacturing Subsidiary (as such term is defined in the Existing Credit Agreement) to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Issuer or any Manufacturing Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Issuer or a Manufacturing Subsidiary for a period, including renewals, in excess of three years of any Principal Domestic Manufacturing Property (as such term is defined in the Existing Credit Agreement) which has been or is to be sold or transferred by the Issuer or such Manufacturing Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Domestic Manufacturing Property (herein referred to as a “Sale and Leaseback Transaction”) unless either:

(i)            the Issuer or such Manufacturing Subsidiary could create Debt secured by a Mortgage pursuant to Section 7.8 of the Existing Credit Agreement on the Principal Domestic Manufacturing Property to be leased in an amount equal to the Attributable Debt (as such term is defined in the Existing Credit Agreement) with respect to such Sale and Leaseback Transaction without equally and ratably securing the Obligations; or

(ii)           the Issuer, within 120 days after the sale or transfer shall have been made by the Issuer or by a Manufacturing Subsidiary, applies an amount equal to the greater of:

(x)           the net proceeds of the sale of the Principal Domestic Manufacturing Property leased pursuant to such arrangement; and

(y)          the fair market value of the Principal Domestic Manufacturing Property so leased at the time of entering into such arrangement (as determined by any two of the following: the Chairman of the Board of the Issuer, its President, any Executive Vice President of the Issuer, any Group Vice President of the Issuer, any Vice President of the Issuer, its Treasurer or its Controller);

to the retirement of Funded Debt (as defined in the Existing Credit Agreement) of the Issuer; provided, however, that the amount to be applied to the retirement of Funded Debt of the Issuer shall be reduced by the principal amount of Funded Debt voluntarily retired by the Issuer within 120 days after such sale.

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(k)           The Issuer shall continue to engage primarily in the automotive business and preserve, renew and keep in full force and effect its corporate existence and take all reasonable actions to maintain all rights necessary for the normal conduct of its business, except to the extent that failure to do so would not have a Material Adverse Effect.

(l)            The Issuer shall, and shall cause each Significant Guarantor to, maintain, as appropriate, with insurance companies that the Issuer believes (in the good faith judgment of the management of the Issuer) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in amounts (after giving effect to any self-insurance which the Issuer believes (in the good faith judgment of management of the Issuer) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Issuer believes (in the good faith judgment of the management of the Issuer) are reasonable in light of the size and nature of its business.

(m)           (i)           Within 30 days after the formation or acquisition of any Additional Subsidiary Guarantor (or the making of a single investment or a series of related investments having a value (determined by reference to Net Book Value, in the case of an investment of assets) of $500,000,000 or more in the aggregate by the Issuer or a Subsidiary Guarantor, directly or indirectly, in a Domestic Subsidiary (other than an Excluded Subsidiary) that is not a Subsidiary Guarantor that results in such Domestic Subsidiary becoming an Additional Subsidiary Guarantor), the Issuer shall (or shall cause the relevant Subsidiary to) (x) execute and deliver to the Collateral Trustee such amendments or supplements to the Security Agreement as the Administrative Agent deems necessary to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected security interest in the Capital Stock of such Additional Subsidiary Guarantor (or Domestic Subsidiary receiving such investment(s)), (y) deliver to the Collateral Trustee the certificates, if any, representing such Capital Stock (to the extent constituting “certificated securities” under the UCC), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, and (z) cause such Additional Subsidiary Guarantor (or Domestic Subsidiary receiving such investment(s)) (A) to become a party to the Security Agreement, the Guarantee and the Collateral Trust Agreement, (B) to take such actions as necessary to grant to the Collateral Trustee for the benefit of the Secured Parties a valid, perfected security interest in the Collateral described in the Security Agreement with respect to such Additional Subsidiary Guarantor (or Domestic Subsidiary receiving such investment(s)), including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by law.

(ii)           Within 30 days after the formation or acquisition any new Foreign Subsidiary the Capital Stock of which is owned directly by the Issuer or any Subsidiary Guarantor (other than the Capital Stock of any Excluded Subsidiary or any other Subsidiary to the extent the ownership interest in such Subsidiary has a Net Book Value of $500,000,000 or less), the Issuer shall (or shall cause the relevant Subsidiary to) promptly (x) execute and deliver to the Administrative Agent such amendments or supplements to the Security Agreement as the Collateral Trustee or the Administrative Agent deems necessary to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected security interest in a portion of the Capital Stock of such new Foreign Subsidiary that is owned by the Issuer or such Subsidiary Guarantor (provided that in no event shall more than 66% of the total outstanding Voting Stock of any such new Foreign Subsidiary be required to be so pledged unless the Issuer in its sole discretion otherwise agrees) and (y) deliver to the Collateral Trustee the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Issuer or the relevant Subsidiary Guarantor, and take such other action as may be reasonably requested by the Collateral Trustee or the Administrative Agent in order to perfect the Collateral Trustee’s security interest therein (provided that in no event shall such actions require the execution or delivery of a pledge agreement or similar instrument governed by any law other than the laws of the State of New York).

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(iii)           The Issuer shall use its commercially reasonable efforts to (x) grant a security interest in the Capital Stock of any newly-formed or after-acquired joint venture (or a holding company parent thereof) owned directly by the Issuer or a Subsidiary Guarantor if the amount recorded by the Issuer or such Subsidiary Guarantor as its investment in such joint venture exceeds $250,000,000 and (y) in the case of any domestic joint venture in which the Issuer directly or indirectly owns at least 80% of the voting or economic interest, to cause such joint venture to become a Subsidiary Guarantor (in each case, it being understood that such efforts shall not require any economic or other significant concession with respect the terms of such joint venture arrangements).

(iv)           Within 60 days of the occurrence thereof, the Issuer will notify the Collateral Trustee, the Administrative Agent and the Initial Holder of any changes to the name, jurisdiction of incorporation or legal form of the Issuer or any Subsidiary Guarantor.

(v)           The Issuer shall promptly take such steps as the Administrative Agent may reasonably request in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created in the Collateral. Notwithstanding anything to the contrary herein or in any other Loan Document, neither the Issuer nor any Subsidiary Guarantor shall be required to perfect the security interests granted by it in any Collateral by any means other than by (A) execution, delivery and recordation of a Mortgage, (B) filings pursuant to the Uniform Commercial Code of the relevant State(s) (including with respect to fixtures covered by any Mortgage) or equivalent filings under local jurisdictions to the extent required with respect to the pledge of the Capital Stock of any member of the Restricted Pledgee Group, (C) delivery to the Collateral Trustee to be held in its possession of each promissory note listed on Schedule 5.1(g) to the Existing Credit Agreement, together with an undated endorsement for each such promissory note executed in blank by a duly authorized officer of the pledgor thereof, and, to the extent certificated and constituting “certificated securities” under the UCC, Capital Stock listed on Schedule 4.13 to the Existing Credit Agreement or required to be pledged pursuant to Section 6.7(a) of the Existing Credit Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (D) delivery of each other promissory note or certificated Capital Stock and constituting “certificated securities” under the UCC constituting Collateral to the extent such promissory note evidences Indebtedness, or such Capital Stock has a Net Book Value, in excess of $250,000,000, together with an undated endorsement or stock power for each such promissory note or certificate, as applicable, executed in blank by a duly authorized officer of the pledgor thereof and (E) filing with the United States Patent and Trademark Office against trademarks listed on Schedule 1.1F to the Existing Credit Agreement.

(n)           The Issuer shall not permit the Outstanding Amount of Borrowing Base Debt at any time to exceed the Borrowing Base in effect at such time for any period of five consecutive Business Days.

(o)           The Issuer shall not permit Available Liquidity to be less than $4,000,000,000 at any time.

(p)           Prior to the Collateral Release Date, none of Volvo, any of its Subsidiaries or any member of the Restricted Pledgee Group will incur Indebtedness or provide a Material Guarantee, except:

(i)           Indebtedness of the type described in clause (g) of the definition of Permitted Liens;

(ii)           Indebtedness incurred under working capital facilities entered into in the ordinary course of business;

(iii)           Indebtedness owing to the Issuer or any Subsidiary; provided that any such Indebtedness owing to a Subsidiary that is not a Subsidiary Guarantor shall be subordinated in right of payment to any Indebtedness owing by Volvo or any of its Subsidiaries or such member of the Restricted Pledgee Group to the Issuer or any Subsidiary Guarantor;

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(iv)           Indebtedness consisting of subsidized loans made, or guaranteed, by a governmental or quasi-governmental entity (including any international organization or agency);

(v)           Indebtedness outstanding as of the Closing Date and any Permitted Refinancing thereof;

(vi)           in the case of any member of the Restricted Pledgee Group, any additional Indebtedness; provided that (i) the Borrowing Base Coverage Ratio after giving pro forma effect to the incurrence and application of proceeds thereof is at least 1.15 to 1.00 and (ii) any dividends received by the Issuer from the proceeds of any such Indebtedness in excess of $250,000,000 are reinvested in the Issuer’s business within 15 months or, to the extent not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement (together with any applicable prepayment premium provided in Section 2.24(b) of the Existing Credit Agreement); and

(vii)           in the case of Volvo and its Subsidiaries, additional Material Guarantees and Indebtedness in an Outstanding Amount with respect to all such Material Guarantees and Indebtedness not to exceed $1,000,000,000 at any time;

provided, in each case, that the Outstanding Amount of such Indebtedness or Material Guarantees shall reduce the Eligible Value (but not below zero) of the Capital Stock or intercompany notes of such Person that constitute Collateral as provided in Schedule 1.1B to the Existing Credit Agreement.

(q)           (i)            The Issuer shall not, and shall not permit any Subsidiary Guarantor to, Dispose of any receivables or inventory included in the Borrowing Base, except in the ordinary course of business.

(ii)           The Issuer shall not, nor shall it permit any Subsidiary to (i) Dispose of all or any portion of the Capital Stock (including by way of merger), or all or substantially all of the assets, of  Automotive Components Holdings, and/or Automobile Protection Corp., unless in each case, the Net Cash Proceeds thereof are reinvested in the business of the Issuer within 15 months of such Disposition or, to the extent not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

(iii)          The Issuer shall not, nor shall it permit any Subsidiary to, Dispose of (i) all or any portion of the Capital Stock (including by way of merger) or to Dispose of (other than in the ordinary course of business or to another Subsidiary or the Issuer) more than 20% of the then Consolidated Total Assets of Volvo (initially determined based upon the audited financial statements of Volvo for the fiscal year ending December 31, 2005 and, commencing with the delivery of financial statements of Volvo delivered pursuant to Section 6.2 of the Existing Credit Agreement, based upon the most recent consolidated balance sheet of Volvo contained therein) in a single transaction or a series of related transactions, unless (A) after giving pro forma effect to such Disposition and the application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.25 to 1.00, (B) the greater of (1) 50% of the Net Cash Proceeds thereof and (2) the amount of such proceeds necessary so that, after giving pro forma effect to such Disposition and application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.25 to 1.00, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement and (C) the remaining Net Cash Proceeds of such Disposition are reinvested in the business of the Issuer within 15 months of such Disposition or, to the extent not so reinvested, are applied as Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement or (ii) the Volvo Trade Name except in connection with a Disposition of all or substantially all of the Capital Stock or assets of Volvo.

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(iv)          The Issuer shall not permit any Disposition or issuance of the Capital Stock of FMCC that results in the Issuer owning, directly or indirectly, less than 49% of the outstanding Capital Stock of FMCC. The Issuer shall not permit any other Disposition or issuance of the Capital Stock of FMCC unless (i) in the case of a primary offering of Capital Stock of FMCC, the Net Cash Proceeds of such Disposition are reinvested in the business of FMCC within 15 months of such Disposition or, to the extent not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) and (ii) in the case of a Disposition of the Capital Stock of FMCC by the Issuer or any Subsidiary thereof, the Net Cash Proceeds thereof in an amount equal to the product of the Eligible Value of such Capital Stock constituting Eligible FMCC Pledged Equity and the Advance Percentage therefor as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

(v)           The Issuer shall not permit the Disposition of all or any portion of the Capital Stock (including by way of merger), or all or substantially all of the assets, of Ford Global Technologies, LLC, except pursuant to Section 7.7(b)(i) of the Existing Credit Agreement.

(vi)          The Issuer shall not Dispose of any Principal Trade Name.

(vii)         The Issuer shall not Dispose of any Other Principal Trade Name unless (i) after giving pro forma effect to such Disposition and the application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.00 to 1.00 and (ii) the greater of (A) 50% of the Net Cash Proceeds thereof and (B) the amount of such proceeds necessary so that, after giving pro forma effect to such Disposition and application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.00 to 1.00, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

(viii)           The Issuer shall not, nor shall it permit, any Subsidiary Guarantor to Dispose of any PDMP having a Net Book Value in excess of $250,000,000 in a single transaction or a series of related transactions unless (i) after giving pro forma effect to such Disposition and the application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.00 to 1.00 and (ii) the Eligible Value of the Eligible PDMP PP&E is reduced as provided in Schedule 1.1B of the Existing Credit Agreement.

(ix)           The Issuer shall not, nor shall it permit any Subsidiary Guarantor to Dispose of any other Collateral not otherwise covered in paragraphs (i) through (viii) above (other than in the ordinary course of business) having a Net Book Value equal to or greater than $500,000,000 in a single transaction or a series of related transactions unless (i) after giving pro forma effect to such Disposition and the application of proceeds therefrom, the Borrowing Base Coverage Ratio is at least 1.15 to 1.00 and (ii) Net Cash Proceeds thereof are reinvested in the business of the Issuer within 15 months of such Disposition or, if not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

Notwithstanding anything in this Section 3(q) to the contrary, (A) any Disposition described in paragraphs (ii), (iii), (vii), (viii) or (ix) above shall be permitted if (1) 100% of the Net Cash Proceeds of such Disposition are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement and (2) at least 75% of the consideration for such Disposition is in the form of cash or cash equivalents and (B) any Disposition described in this Section 3(q) shall be permitted if such Disposition is to the Issuer, any Subsidiary Guarantor or, in the case of paragraph (b), any wholly-owned Subsidiary of the Issuer. In addition it is understood that the Issuer and its Subsidiaries may otherwise Dispose of their assets except to the extent expressly restricted pursuant to Sections 7.5, 7.7 and 7.9 of the Existing Credit Agreement.

15

(r)           The Issuer will not (x) pay any dividend (other than dividends payable solely in stock of the Issuer) on, or redeem, retire or purchase, for cash consideration, its common stock (including any Class B stock, “Common Equity”), (y) optionally prepay, repurchase, redeem or otherwise optionally satisfy or defease with cash or cash equivalents any Material Unsecured Indebtedness or any Permitted Second Lien Debt (other than this Note and New Note B) and (z) so long as the Note is outstanding, make any cash payments to holders of convertible debt securities with respect to the conversion value of any convertible debt securities upon the conversion thereof (any such payment referred to in clauses (x), (y) and (z), a “Restricted Payment”), other than:

(i)           repurchases of shares of Common Equity upon the exercise of stock options or warrants for such Common Equity;

(ii)           repurchases of shares of Common Equity from officers, directors and employees or any executive or employee savings or compensation plans;

(iii)           derivatives or forward purchase agreements entered into to hedge obligations to repurchase Capital Stock under paragraphs (a) and (b) of Section 7.6 of the Existing Credit Agreement or in connection with the issuance of convertible debt securities;

(iv)           any Permitted Refinancing of Material Unsecured Indebtedness or any Permitted Second Lien Debt; provided that a certificate of a Responsible Officer of the Issuer is delivered to the Initial Holder at least five Business Days (or such shorter period as the Initial Holder may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Issuer has determined in good faith that such terms and conditions satisfy the foregoing requirement and such terms and conditions shall be deemed to satisfy the foregoing requirement unless the Initial Holder notifies the Issuer within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees);

(v)           any Restricted Payments constituting redemption or other prepayment of Material Unsecured Indebtedness having a scheduled final maturity prior to the maturity date of the Note; provided that such redemption or prepayment occurs no earlier than the date that is six months prior to such scheduled final maturity;

(vi)           additional Restricted Payments in an aggregate amount not to exceed $250,000,000 during any fiscal year and $500,000,000 in the aggregate;

(vii)          additional redemptions or prepayments of Material Unsecured Indebtedness or Permitted Second Lien Debt in an aggregate amount not to exceed $250,000,000 during any fiscal year and $500,000,000 in the aggregate; and

(viii)         additional Restricted Payments at any time after January 1, 2010 in an amount not to exceed the Cumulative Growth Amount at such time.

(s)           Promptly upon a Responsible Officer of the Issuer becoming aware thereof, the Issuer will give notice to the Initial Holder of the occurrence of any default or event of default hereunder.  Each notice pursuant to this section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Issuer or the relevant subsidiary proposes to take with respect thereto.

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(t)           If any subsidiary of the Issuer, other than the subsidiaries that are parties to the Guaranty, guarantees the Credit Agreement, the Issuer shall promptly cause such subsidiary to become a party to the Guaranty.  If any subsidiary of the Issuer that is a party to the Guaranty no longer guarantees the Credit Agreement in accordance with its terms, that subsidiary automatically shall be deemed to have been released from the Guaranty and the Initial Holder or any holder of the Note shall, at the request of the Issuer or such subsidiary, promptly execute and deliver such documents as shall reasonably evidence such release.

(u)           If the terms of any applicable covenant (and any equivalent or related provision or related definition) in Section 6 and Section 7 of the Existing Credit Agreement are amended or modified or a replacement credit agreement is executed in connection with any refinancing of the Existing Credit Agreement, the corresponding covenant in Sections 3(k) through 3(s) of this Note (and any equivalent or related provision or related definition herein) will, subject to Section 3(v), be deemed to be automatically amended accordingly.

(v)           Subject in all respects to clause (iii) of the first proviso in Section 3(f), if (i) the Loan Documents (as defined in the Commitment Letter) cease to be in full force and effect or (ii) the multi-draw term loan facility set forth in the Loan Documents (as defined in the Commitment Letter) ceases to constitute a Junior Lien Debt as a result of the circumstances described in the last paragraph of Section 15 of the Term Sheet attached to the Commitment Letter as Appendix A thereto, the covenants set forth in Sections 3(k) through 3(s) shall not apply and Section 4(i) shall be deemed to be automatically amended and restated to read as follows: “an event of default under the Credit Agreement shall have occurred and be continuing that has resulted in any outstanding indebtedness or other obligations thereunder to be declared immediately due and payable.”

SECTION 4.  Events Of Default.  Each of the following is an event of default:

(a)           default in the payment of any Principal Payment on this Note on the relevant Payment Date; or

(b)           the Issuer or any Significant Guarantor (as defined in the Existing Credit Agreement) shall default in the observance or performance of (i) its agreements under Section 3(b), (ii) its agreements under Section 3(n) or Section 3(o) for a period of 20 consecutive days or (iii) any other agreement contained in this Note, the Exchange Agreement or the Guaranty, as the case may be, and, with respect to clause (iii) only, such default shall continue unremedied for a period of 30 days after notice thereof to the Issuer by a holder of this Note; or

(c)           any representation or warranty made by the Issuer or any Subsidiary Guarantor in the Exchange Agreement shall prove to have been untrue in any material respect as of the date on which it was made; or

(d)           any representation or warranty made by the Issuer or any Subsidiary Guarantor in the Exchange Agreement shall prove to have been untrue in any material respect as of the date on which it was made; or

(e)           (i)             the Issuer shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Issuer any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

17

(f)            (i)            any Significant Guarantor, FMCC, a Volvo Group Member or Ford Canada (as such terms are defined in the Existing Credit Agreement) shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Significant Guarantor, FMCC, a Volvo Group Member or Ford Canada any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

(g)           the guaranty of any Significant Guarantor contained in the Guaranty shall cease to be in full force and effect; or

(h)           the Collateral Trust Agreement or any Security Document (as defined in the Credit Agreement) shall cease to be in full force and effect, or any lien thereunder shall cease to be enforceable and perfected, with respect to Collateral, such that it would constitute an event of default under the Credit Agreement; or

(i)           (A) an event of default under clause (d), (e), (g), (h) or (k) of Section 8 of the Credit Agreement shall have occurred and be continuing or (B) an event of default under any other clause of Section 8 of the Credit Agreement shall have occurred and be continuing that has resulted in any outstanding indebtedness or other obligations thereunder to be declared immediately due and payable; or

(j)           the occurrence of a Change of Control; or

(k)           failure to comply with the Issuer’s payment obligations under Section 12.D of the Amended Settlement Agreement for a period of 15 business days after the date on which written notice of such failure, requiring the Issuer to remedy the same, shall have been given to the Issuer by the committee that administers the New VEBA, unless, within such 15 business day period, the Issuer remedies the failure to comply with its payment obligations under the Amended Settlement Agreement by paying the amount then in default plus accrued interest on such amount at the rate of 9% per annum; provided that an event of default shall not arise under this clause (k) with respect to any portion of the principal amount of any Notes  that is held or beneficially owned by any Person other than the New VEBA;

provided that none of the events described in clause (f), (g) or (h) above shall constitute an event of default if on the date such event occurs, the New Note Lien Amount of this Note is equal to zero ($0).

In case one or more of the above events of default shall have occurred and be continuing, then, other than pursuant to clause (e) or (f) above, unless all Principal Payments in respect of this Note shall have already become due and payable, the holders of a majority of the outstanding aggregate Remaining Principal Amount of this Note, by notice in writing to the Issuer, may declare the Accelerated Principal Amount of this Note on such date to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. In the case of an event of default pursuant to clause (e) or (f) above with respect to the Issuer, unless all Principal Payments in respect of this Note shall have already become due and payable, the Accelerated Principal Amount of this Note on such date shall automatically become and be immediately due and payable.  Whenever the Accelerated Principal Amount of this Note on such date shall have become or been declared to be immediately due and payable, the holders of a majority of the outstanding aggregate Remaining Principal Amount of this Note may, if there are no First Priority Secured Obligations or commitments in respect thereof then outstanding and subject to the provisions of the Collateral Trust Agreement, deliver a Notice of Acceleration to the Collateral Trustee; provided that, by written notice to the Issuer, such holders may, for such periods and/or subject to such conditions as may be specified in such notice, withdraw any declaration of acceleration effected in accordance with this sentence.  If a declaration of acceleration in accordance with the immediately preceding sentence shall have been withdrawn in accordance with the proviso to the immediately preceding sentence, such holders shall forthwith deliver to the Collateral Trustee a notice of cancellation of the respective Notice of Acceleration theretofore delivered to the Collateral Trustee.

18

SECTION 5.  Method and Place of Principal Payments.  All payments in respect of this Note shall be made in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts by credit of in Federal funds or other immediately available funds the account designated by the relevant holder of this Note in writing in the manner provided in Section 8.1 of the Exchange Agreement (or, if no such account has been designated, by check mailed to the address of such holder at it appears in the Note Register).

19

IN WITNESS WHEREOF, the Issuer has caused this Note to be executed as of the [__]th day of [_______], 2009.

FORD MOTOR COMPANY

By:
Name:
Title:

20

SCHEDULE I
TO NOTE

FORD MOTOR COMPANY
AMORTIZING GUARANTEED SECURED NOTE MATURING JUNE 30, 2022

The initial principal amount of this Note is $6,705,470,000.  The following increases or decreases in the initial principal amount of this Note have been made:

Date of Exchange	Amount of decrease in initial principal amount of this Note	Amount of increase in initial principal amount of this Note	Initial principal amount of this Note following such decrease or increase	Remaining Principal Amount After Giving Effect to Prepayment*	Signature of authorized signatory of Issuer

* Applicable in the event of a prepayment pursuant to Section 2(b).

21

[Reverse of Note]
GUARANTY

Reference is made to that Exchange Agreement (the “Exchange Agreement”), dated as of [________ __], 2009 among FORD MOTOR COMPANY, a Delaware corporation (the “Issuer”), the Subsidiary Guarantors listed in Schedule I thereto (the “Subsidiary Guarantors”), and FORD-UAW HOLDINGS LLC.

FOR VALUE RECEIVED, the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantee to the holders of the Note (the “Note”) on which this Guaranty is endorsed the full and punctual payment when due (whether on a Payment Date, by acceleration or otherwise) of any and all sums whether Principal Payments, interest on any overdue Principal Payments, fees, costs, expenses or otherwise, due and payable by the Issuer pursuant to the Exchange Agreement and the Note (any such payment or performance obligation being herein called an “Issuer Obligation”); provided, however, that the liability of the Subsidiary Guarantors to each holder of the Note shall be limited to (x) the New Note Lien Amount (as defined in the Exchange Agreement) of the Note as of the date on which such Issuer Obligation becomes due multiplied by (y) the Remaining Principal Amount of the Note held by such holder, divided by (z) the aggregate Remaining Principal Amount of all Notes; provided further that the liability of Ford BH1 Ltd, Ford BH2 Ltd, Volvo Holding Company Inc., Ford International Capital LLC, Ford Mexico Holdings, Inc. and Grupo Ford, S. de R.L. de C.V. (each a “Non-Recourse Party”) under this Guaranty shall be limited to any property (the “Non-Recourse Collateral”) in which such Non-Recourse Party has granted a Lien to the Collateral Trustee pursuant to the Collateral Trust Agreement and Security Agreement and Loan Documents referred to in the Note and that the rights of any holder of the Note to recover against any such Non-Recourse Party shall be limited solely to such Non-Recourse Party’s Non-Recourse Collateral.

Upon failure by the Issuer to pay punctually any Issuer Obligation, each Subsidiary Guarantor that is not a Non-Recourse Party will forthwith pay, on the day such sum is due, without notice of demand, the full amount not paid by the Issuer or any other Subsidiary Guarantor at the place and in the manner specified in the Exchange Agreement; provided that the aggregate amount of payments by the Subsidiary Guarantors on or prior to such day shall not exceed the New Note Lien Amount (as defined in the Exchange Agreement) of the Note on such day.

Except as provided in Section 3(g) of the Note, the obligations of each Subsidiary Guarantor hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Issuer Obligation, (ii) any modification or amendment of or supplement to the Exchange Agreement or the Note, (iii) any change in the corporate or other existence, structure or ownership of the Issuer or any Subsidiary Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceedings affecting the Issuer, any Subsidiary Guarantor or any of its or their assets, (iv) the invalidity or unenforceability relating to or against the Issuer or any Subsidiary Guarantor for any reason of the Exchange Agreement or the Note, (v) the existence of any claim, setoff or other rights which any Subsidiary Guarantor may have at any time against the Issuer, any holder of the Note or any other person, or (vi) any other act or omission to act or delay of any kind by the Issuer, any Subsidiary Guarantor or any holder of the Note or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Issuer’s obligations under the Exchange Agreement or the Note or any Subsidiary Guarantor’s obligations hereunder.

Each Subsidiary Guarantor hereby waives acceptance hereof, presentment, demand for payment and protest of any kind whatsoever, as well as any right to require a proceeding first against the Issuer.

22

Except as provided in Section 3(g)(i) of the Note, each Subsidiary Guarantor’s obligations hereunder will remain in full force and effect until all such obligations have been satisfied.  If at any time payment or any part thereof of any amount guaranteed hereby is rescinded or must otherwise be restored upon the bankruptcy or reorganization of the Issuer, each Subsidiary Guarantor’s obligations hereunder with respect to such payment will be reinstated as though such payment had been due but not made at such time.

Each Subsidiary Guarantor agrees that, without notice to it and without the necessity for any additional enforcement, consent or guaranty by it, the liability of the Issuer hereby guaranteed may, from time to time, be renewed, extended, modified (with respect to time for payment or the terms of indebtedness or otherwise), compromised, released or discharged by the holders of the Note without terminating, affecting or impairing the validity of this Guaranty or the obligations of such Subsidiary Guarantor hereunder.

Upon a Subsidiary Guarantor making any payment with respect to any Issuer Obligation, such Subsidiary Guarantor will be subrogated to the rights of the payee against the Issuer with respect to such payment; provided that such Subsidiary Guarantor will not enforce any payment by way of subrogation until all the Issuer’s obligations hereunder have been satisfied in full.

23

IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guaranty to be executed as of the [__]th day of [______], 2009.

3000 SCHAEFER ROAD COMPANY
FORD BH 1 LTD.
FORD BH 2 LTD.
FORD EUROPEAN HOLDINGS LLC
FORD GLOBAL TECHNOLOGIES, LLC
FORD HOLDINGS LLC
FORD INTERNATIONAL CAPITAL LLC
FORD MEXICO HOLDINGS, INC.
FORD MOTOR SERVICE COMPANY
FORD MOTOR VEHICLE ASSURANCE COMPANY, LLC
FORD SOUTH AMERICA HOLDINGS, LLC
FORD TRADING COMPANY, LLC
FORD COMPONENT SALES, L.L.C.
GRUPO FORD, S. de R.L. de C.V.
VOLVO CARS OF NORTH AMERICA, LLC
VOLVO HOLDING COMPANY INC.

By:
Name:
Title:

24

SETTLEMENT AGREEMENT (AS AMENDED AND RESTATED)
EXHIBIT (D)(B), FORM OF NEW NOTE B

EXHIBIT B TO
SECURITIES EXCHANGE AGREEMENT

THE NOTE EVIDENCED HEREBY MAY NOT BE TRANSFERRED OR SOLD BY THE HOLDER, EXCEPT TO THE NEW VEBA PURSUANT TO THE AMENDED SETTLEMENT AGREEMENT (AS SUCH TERMS ARE DEFINED HEREIN)

Dearborn, Michigan

FORD MOTOR COMPANY

$6,511,850,000
AMORTIZING GUARANTEED SECURED NOTE MATURING JUNE 30, 2022

FOR VALUE RECEIVED, FORD MOTOR COMPANY, a Delaware corporation (the “Issuer”), hereby promises to pay to FORD-UAW HOLDINGS LLC (the “Holder”) the initial principal amount of Six Billion, Five Hundred and Eleven Million, Eight Hundred and Fifty Thousand United States Dollars ($6,511,850,000) described in Section 2 of this Note.

Except as provided in Section 2(e) of this Note with respect to Deferred Payments, unpaid Principal Payments hereunder shall not bear interest until such Principal Payments become due, either as scheduled or by acceleration.  The Issuer shall pay interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue Principal Payment, until the same shall be paid in full, at a rate per annum equal to 9%, plus a default premium of 2% per annum from the due date to the date of payment.

Unpaid Principal Payments hereunder may be prepaid on any Payment Date, in whole or in part, prior to the Payment Date corresponding to such Principal Payment without premium or penalty as set forth in Section 2(g) of this Note.

Subject to the Issuer’s right to pay all or a portion of each Principal Payment by delivering shares of its common stock, par value $0.01 per share (the “Common Stock”), pursuant to Section 2(c) or Section 2(e), as applicable, of this Note, all payments in respect of this Note shall be paid in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts, and shall be payable in Federal funds or other immediately available funds.

This Note is the New Note B referred to in the Securities Exchange Agreement dated as of [_______ __], 2009 among the Issuer, the Subsidiary Guarantors listed in Schedule I thereto and Ford-UAW Holdings LLC (the “Exchange Agreement”).  Terms defined in the Exchange Agreement are used herein as therein defined. Except as provided in the Exchange Agreement and subject to the limitations set forth therein, this Note may not be transferred at any time.  The Holder is entitled to the benefits of the Exchange Agreement and may enforce the agreements, covenants and representations of the Issuer contained therein and exercise the remedies provided thereby or otherwise available in respect thereof.

Subject to the limitations set forth in the Exchange Agreement, Principal Payments on this Note, and interest on any overdue Principal Payments or on any Deferred Payments, are guaranteed by the Subsidiary Guarantors named in the Exchange Agreement pursuant to the Guaranty endorsed on the reverse hereof.

This Note has been designated by the Issuer as Primary Second Lien Debt and Second Priority Additional Debt in accordance with and subject to the terms of that certain Credit Agreement dated as of December 15, 2006 among the Issuer, the Subsidiary Borrowers from time to time parties thereto, the banks and other financial institutions or entities from time to time parties thereto (“Lenders”), and JPMorgan Chase Bank, as Administrative Agent for the Lenders (the “Credit Agreement”) and the Loan Documents (such term and other capitalized terms used in this paragraph but not otherwise defined in this Note or the Exchange Agreement shall have the meanings assigned to them in the Credit Agreement).  As such, Principal Payments on this Note, and interest on any overdue Principal Payments or on any Deferred Payments, will be secured on a second lien basis with the Collateral pledged by the Issuer and the Subsidiary Guarantors to the Lenders under and in accordance with the Credit Agreement and the Loan Documents, including the Collateral Trust Agreement dated as of December 15, 2006 among the Issuer, the Subsidiary Guarantors and Wilmington Trust Company, as Collateral Trustee (the “Collateral Trust Agreement”), and the Security Agreement dated as of December 15, 2006 made by the Issuer and the Subsidiary Guarantors in favor of said Collateral Trustee (the “Security Agreement”), subject to the limitations set forth Section 2.2 of the Exchange Agreement.  The Holder hereof will be subject to the intercreditor provisions contained in Section 8 of the Collateral Trust Agreement.  The Issuer will provide copies of the Credit Agreement, Collateral Trust Agreement and Security Agreement to any holder hereof upon the request of such holder.

This Note and the Guaranty endorsed hereon shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 1.  Definitions.

“Accelerated Principal Amount” means the aggregate amount of Principal Payments that would be due and payable by the Issuer on the date of acceleration if the Issuer elected to prepay this Note in full on such date of acceleration. If the date of acceleration is a Payment Date, the corresponding Accelerated Principal Amount shall be equal to the Prepayment Amount corresponding to such Payment Date as set forth in Section 2(g).  If, however, the date of acceleration is not a Payment Date, the corresponding Accelerated Principal Amount shall be equal to the sum of (x) the present value as of such date of acceleration of the Prepayment Amount corresponding to the Payment Date immediately following such date of acceleration (calculated assuming a discount rate of 9% per annum), and (y) unpaid Principal Payment(s), if any, that were due and payable prior to such date of acceleration.  For example, if the date of acceleration were to be 90 days before the Payment Date of June 30, 2015, the Accelerated Principal Amount payable on such date of acceleration would be $2,324,379,248, calculated by discounting the $2,375,000,000 Prepayment Amount due on June 30, 2015 by 90 days assuming a discount rate of 9% per annum, plus any amounts payable under (y) above (computed on the basis of a 360-day year of twelve 30-day months).

“Amended Settlement Agreement” means the Amended Settlement Agreement dated as of [_____], 2009 among and between the Issuer, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and certain class representatives, on behalf of the class of plaintiffs as set forth therein.

“Bankruptcy Event” means (i) the Issuer shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Issuer any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days.

2

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Credit Agreement Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Change of Control” means the occurrence of either (a) more than 50% of the Voting Stock of the Issuer being held by a Credit Agreement Person or Credit Agreement Persons (other than Permitted Holders) who “act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities” of the Issuer within the meaning of Section 13(d)(3) of the Exchange Act or (b) Continuing Directors ceasing to constitute at least a majority of the board of directors of the Issuer.

“Closing Sale Price” means, as of any date, the last reported per share sales price of a share of Common Stock or any other security on such date (or, if no last reported sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices on such date) as reported on the New York Stock Exchange, or if the Common Stock or such other security is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted; provided, however, that in the absence of such quotations, the board of directors of the Issuer will make a good faith determination of the Closing Sale Price.  If during a period applicable for calculating the Closing Sale Price, an issuance, distribution, subdivision, combination or other transaction or event occurs that requires an adjustment to the Exercise Price (as such term is defined in the Warrant Agreement) pursuant to Article 5 of the Warrant Agreement, the Closing Sale Price shall be calculated for such period in a manner determined by the Issuer to appropriately reflect the impact of such issuance, distribution, subdivision or combination on the price of the Common Stock during such period.

“Collateral Trust Agreement” shall have the meaning set forth in the seventh paragraph of this Note.

“Commitment Letter” means the Conditional Commitment Letter by and between United States Department of Energy and Ford Motor Company, dated as of June 23, 2009.

“Common Equity” shall have the meaning set forth in Section 3(r).

“Common Stock” shall have the meaning set forth in the fourth paragraph of this Note.

“Continuing Director” means, at any date, an individual (a) who is a member of the board of directors of the Issuer on December 15, 2006, (b) who has been elected as a member of such board of directors with a majority of the total votes of Permitted Holders that were cast in such election voted in favor of such member or (c) who has been nominated to be a member of such board of directors by a majority of the other Continuing Directors then in office.

“Credit Agreement” shall have the meaning set forth in the seventh paragraph of this Note; provided that if, as a result of the Credit Agreement being terminated, amended, supplemented, modified, waived, replaced or changed, any capitalized term used herein and defined by reference to the Credit Agreement is no longer defined in the Credit Agreement or any section of the Credit Agreement referenced herein no longer exists in the Credit Agreement, with respect to such capitalized term or section, “Credit Agreement” shall mean the Credit Agreement as in effect immediately prior to such termination, amendment, modification, supplement, waiver, replacement or change.

“Credit Agreement Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Current Market Price” means, in connection with a dividend, issuance or distribution, the average of the Closing Sale Prices of the Common Stock for each of the 10 consecutive Trading Days ending on, but excluding, the earlier of the date in question and the Trading Day immediately preceding the Ex-Date for such dividend, issuance or distribution.

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“Debt” shall have the meaning set forth in Section 3(i).

“Deferred Payment” shall have the meaning set forth in Section 2(e)(i).

“ERISA Termination Event” means a “termination event” (as defined under Employee Retirement Income Security Act of 1974, as amended) with respect to the Ford-UAW Retirement Plan, covering the Issuer’s hourly employees represented by the UAW, and the General Retirement Plan, covering substantially all other employees in the United Sated hired by the Issuer on or before December 31, 2003.

“Event of Default” means an event of default under Issuer’s outstanding public debt securities, bank credit facilities, the New Notes, or other securities issued by the Issuer to the Holder.

“Ex-Date” means, in connection with any dividend, issuance or distribution, the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such dividend, issuance or distribution.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” shall have the meaning set forth in the fifth paragraph of this Note.

“Existing Credit Agreement” means the Credit Agreement as in effect on the Exchange Date, without regard to any amendments, modifications, supplements, waivers, refinancings, replacements or other changes occurring after the Exchange Date.

“Governmental Authority” means any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or foreign.

“Holder” shall have the meaning set forth in the first paragraph of this Note; provided that the “Holder” shall mean the New VEBA upon the transfer of this Note by Ford-UAW Holdings LLC to the New VEBA pursuant to Section 12.E of the Amended Settlement Agreement.

“Indenture” means the indenture dated as of January 30, 2002 by and between the Issuer and JPMorgan Chase Bank, as trustee; provided that if, as a result of the Indenture being terminated, amended, supplemented, modified, waived, replaced or changed, any capitalized term used herein and defined by reference to the Indenture is no longer defined in the Indenture, with respect to such capitalized term, “Indenture” shall mean the Indenture as in effect immediately prior to such termination, amendment, modification, supplement, waiver, replacement or change.

“Installment Payment Date” shall have the meaning set forth in Section 2(e)(i).

“Issuer” shall have the meaning set forth in the first paragraph of this Note.

“Judgment Event” means one or more final judgments or decrees are entered in the United States against the Issuer or any Significant Guarantor (as defined in the Credit Agreement), which are not within 30 days vacated, discharged, or satisfied, or the execution of which is not stayed or bonded pending appeal or post-trial motions and involves a liability (not paid or above amounts fully covered by insurance and as to which the relevant insurance company has not denied coverage) of either (a) $100,000,000 or more, in the case of any single judgment or (b) $200,000,000 or more in the aggregate.

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“Junior Lien Debt” shall have the meaning set forth in Section 3(f).

“Lenders” shall have the meaning set forth in the seventh paragraph of this Note.

“Mortgage” shall have the meaning set forth in Section 3(i).

“New Note A” means an Amortizing Guaranteed Secured Note maturing June 30, 2022 issued by the Issuer in the principal amount of $6,705,470,000.

“New Note Payment Default” means, for any Payment Date, a failure by the Issuer to pay in full all amounts due on or prior to such Payment Date on the New Notes (whether by paying cash, delivering shares of Common Stock, if permitted by the terms hereof, or paying or delivering, as the case may be, a combination thereof).

“New VEBA” shall have the meaning set forth in the Amended Settlement Agreement.

“Payment Date” shall have the meaning set forth in Section 2(a).

“Permitted Holders” means holders of the Issuer’s Class B Stock, par value $0.01, on December 15, 2006 and other holders of such Capital Stock from time to time; provided that such holders satisfy the qualifications set forth in clauses (i) through (vii) of subsection 2.2 of Article Fourth of the Issuer’s Restated Certificate of Incorporation as in effect on December 15, 2006.

“Permitted Liens” mean:

(a) liens for taxes, assessments, governmental charges and utility charges, in each case that are not yet subject to penalties for non-payment or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Issuer in conformity with United States generally accepted accounting principles (“GAAP”);

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like liens arising in the ordinary course of business;

(c) permits, servitudes, licenses, easements, rights-of-way, restrictions and other similar encumbrances imposed by applicable law or incurred in the ordinary course of business or minor imperfections in title to real property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Issuer and its subsidiaries taken as a whole;

(d) leases, licenses, subleases or sublicenses of assets (including, without limitation, real property and intellectual property rights) granted to others that do not in the aggregate materially interfere with the ordinary conduct of the business of the Issuer and its subsidiaries taken as a whole and licenses of trademarks and intellectual property rights in the ordinary course of business;

(e) pledges or deposits made in the ordinary course of business or statutory liens imposed in connection with worker’s compensation, unemployment insurance or other types of social security or pension benefits or liens incurred or pledges or deposits made to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), statutory obligations, and surety, appeal, customs or performance bonds and similar obligations, or deposits as security for contested taxes or import or customs duties or for the payment of rent, in each case incurred in the ordinary course of business;

(f) liens arising from UCC financing statement filings (or similar filings) regarding or otherwise arising under leases entered into by the Issuer or any of its subsidiaries or in connection with sales of accounts, payment intangibles, chattel paper or instruments;

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(g) purchase money liens on property (other than shares of capital stock or indebtedness) existing at the time of acquisition (including acquisition through amalgamation, merger or consolidation) or to secure the payment of any part of the purchase price thereof or to secure any indebtedness incurred prior to, at the time of, or within 60 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof or to secure indebtedness provided, or guaranteed, by a governmental authority to finance research and development, limited in each case to the property purchased (or developed) with the proceeds thereof;

(h) other than liens existing pursuant to the Existing Credit Agreement and the Loan Documents (as defined therein), liens in existence on April 7, 2008; provided that no such lien is spread to cover any additional property after the Exchange Date and that the amount of indebtedness for borrowed money secured thereby is not increased;

(i) liens on property or capital stock of a person at the time such person becomes a subsidiary of the Issuer; provided, however, that such liens are not created, incurred or assumed in connection with, or in contemplation of, such other person becoming a subsidiary; provided further, however, that any such lien may not extend to any other property owned by the Issuer or any subsidiary of the Issuer;

(j) liens on property at the time the Issuer acquires the property, including any acquisition by means of a merger or consolidation with or into the Issuer; provided, however, that such liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that such liens may not extend to any other property owned by the Issuer or any subsidiary of the Issuer;

(k) any lien securing the renewal, refinancing, replacing, refunding, amendment, extension or modification, as a whole or in part, of any indebtedness secured by any lien permitted by clause (g), (h), (i), (j), and (u) of this definition or this paragraph (k) without any change in the assets subject to such lien;

(l) any lien arising out of claims under a judgment or award rendered or claim filed, so long as such judgments, awards or claims do not constitute an event of default under the Credit Agreement;

(m) any lien consisting of rights reserved to or vested in any governmental authority by any statutory provision;

(n) liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts held at such banks or financial institutions or over investment property held in a securities account, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts or securities accounts in the ordinary course of business;

(o) liens in favor of lessors pursuant to sale and leaseback transactions to the extent the disposition of the asset subject to any such sale and leaseback transaction is permitted under the Existing Credit Agreement;

(p) liens under industrial revenue, municipal or similar bonds;

(q) liens on securities accounts (other than liens to secure indebtedness for borrowed money);

(r) statutory liens incurred or pledges or deposits made in favor of a governmental authority to secure the performance of obligations of the Issuer or any of its subsidiaries under environmental laws to which any assets of the Issuer or any such subsidiaries are subject;

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(s) liens granted by the Issuer or any of its subsidiaries to a landlord to secure the payment of arrears of rent in respect of leased properties in the Province of Quebec leased from such landlord, provided that any such lien is limited to the assets located at or about such leased properties;

(t) servicing agreements, development agreements, site plan agreements and other agreements with governmental authorities pertaining to the use or development of any of the property and assets of the Issuer consisting of real property; provided such agreements are complied with; and

(u) liens not otherwise permitted by the foregoing clauses securing obligations or other liabilities of the Issuer; provided that the outstanding amount of all such obligations and liabilities shall not exceed $500,000,000 at any time.

“Prepayment Amount” shall have the meaning set forth in Section 2(g).

“Principal Payment” shall have the meaning set forth in Section 2(a).

“Quotation Agent” means a nationally recognized independent investment banking firm selected by the Holder from two nationally recognized independent investment banking firms proposed by the Issuer to the Holder in writing for the purpose of determining the Volume-Weighted Average Price; provided that if the Holder does not so select a Quotation Agent within two business days following receipt of the Issuer’s proposal, the Issuer shall select, in its sole discretion, one of the two proposed investment banking firms as the Quotation Agent.

“Reference Property” shall have the meaning set forth in Section 2(i).

“Registration Rights Agreement” means the Securityholder and Registration Rights Agreement dated as of [_______ __], 2009 by and between the Issuer and the Holder.

“Reorganization Event” shall have the meaning set forth in Section 2(i).

“Restricted Payment” shall have the meaning set forth in Section 3(r).

“Sale and Leaseback Transaction” shall have the meaning set forth in Section 3(j).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” shall have the meaning set forth in the seventh paragraph of this Note.

“Stock Price” means, for any Payment Date, the Volume-Weighted Average Price per share of Common Stock for the 30 consecutive Trading Day period ending on the second business day immediately preceding such Payment Date.

“Stock Price Threshold” shall have the meaning set forth in Section 2(d)(viii).

“Stock Settlement Conditions” shall have the meaning set forth in Section 2(c).

“Trading Day” means (i) if the applicable security is listed on the New York Stock Exchange, a day on which trades may be made thereon or (ii) if the applicable security is listed or admitted for trading on the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or other national securities exchange or market, a day on which the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or such other national securities exchange or market is open for business or (iii) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or other than a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

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“Unit of Reference Property” shall have the meaning set forth in Section 2(i).

“Volume-Weighted Average Price” means, for any period of consecutive Trading Days, the price per share of Common Stock as displayed on Bloomberg (or any successor service) page “Equity VWAP” (or any successor page displaying a volume-weighted average price) relating to the Common Stock in respect of such period of consecutive Trading Days (or, if such price is not available, the Volume-Weighted Average Price shall mean the volume-weighted average price per share of Common Stock during such period of consecutive Trading Days as determined by the Quotation Agent).

“Voting Stock” means, with respect to any Credit Agreement Person, such Credit Agreement Person’s Capital Stock having the right to vote for election of directors (or the equivalent thereof) of such Credit Agreement Person under ordinary circumstances.

“Warrant Agreement” means the warrant agreement dated as of [_______ __], 2009 between the Issuer and Computershare Trust Company, N.A., as Warrant Agent.

Capitalized terms used in Section 3(b)(ii) and Sections 3(k) through 3(s) of this Note and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.

SECTION 2.  Principal Payments. (a) Subject to the deferral provisions set forth in Section 2(e) below, the Issuer shall pay the Holder fourteen installments of principal (each, a “Principal Payment” and collectively, “Principal Payments”) in the amounts set forth in the table below under the heading “Principal Payment” on each of the dates (each, a “Payment Date” and collectively, “Payment Dates”) corresponding to such Principal Payments under the heading “Payments Dates” on such table.

Payment Dates	Principal Payments
December 31, 2009	$609,950,000
June 30, 2010	$609,950,000
June 30, 2011	$609,950,000
June 30, 2012	$654,000,000
June 30, 2013	$654,000,000
June 30, 2014	$654,000,000
June 30, 2015	$654,000,000
June 30, 2016	$654,000,000
June 30, 2017	$654,000,000
June 30, 2018	$654,000,000
June 30, 2019	$26,000,000
June 30, 2020	$26,000,000
June 30, 2021	$26,000,000
June 30, 2022	$26,000,000

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(b)           Subject to the Issuer’s right to satisfy its obligation to pay all or a portion of any Principal Payment by delivering Common Stock as set forth in Section 2(c), all Principal Payments shall be paid in cash.

(c)           On each Payment Date, upon concurrent written notice to the Holder and subject to satisfaction of the conditions set forth in Section 2(d) below (the “Stock Settlement Conditions”), the Issuer shall have the option to settle all or any portion of its obligation to pay the Principal Payment due on such Payment Date by delivering to the Holder shares of Common Stock with an equal value based on the Stock Price; provided that if the Issuer elects to settle all or any portion of its obligation to pay the Principal Payment due on December 31, 2009 by delivering shares of Common Stock, the Issuer may, at its option, deliver such shares of Common Stock on January 4, 2010.

(d)           The Issuer’s option to settle all or any portion of its obligation to pay the Principal Payment due on a Payment Date by delivering Common Stock pursuant to Section 2(c) above shall be subject to satisfaction of the following conditions on such Payment Date:

(i)            no Event of Default shall have occurred and be continuing;

(ii)           no New Note Payment Default shall have occurred and be continuing;

(iii)          no Bankruptcy Event shall have occurred and be continuing;

(iv)          the Common Stock shall be listed on the New York Stock Exchange (or another U.S. national securities exchange) on such Payment Date, and the New York Stock Exchange (or such other U.S. national securities exchange) shall not have commenced, or provided notice of the commencement of, any delisting proceedings or inquiries on or prior to such Payment Date;

(v)           no Judgment Event shall have occurred and be continuing;

(vi)          no ERISA Termination Event shall have occurred;

(vii)         no audit opinion containing a going concern explanatory paragraph shall have been received by the Issuer for the fiscal year immediately preceding such Payment Date;

(viii)        the Stock Price for such Payment Date is greater than $1.00 (as the same may be adjusted pursuant to Section (a) of Annex A hereof, the “Stock Price Threshold”);

(ix)           the Issuer shall not have taken any corporate action in furtherance of an Event of Default, a New Note Payment Default, a Bankruptcy Event or an ERISA Termination Event.

(e)           If, on any Payment Date the Issuer shall (x) be in compliance with all of the Stock Settlement Conditions other than those set forth in Section 2(d)(iv), Section 2(d)(vii) and/or Section 2(d)(viii) and (y) have been in compliance with each of the Stock Settlement Conditions on each prior Payment Date (provided, however, that the foregoing clause (y) shall not apply in the event that (1) the Issuer has failed to comply solely with the Stock Settlement Conditions set forth in Section 2(d)(iv), Section 2(d)(vii) and/or Section 2(d)(viii) on no more than two prior Payment Dates, (2) the Issuer has otherwise complied with each of the Stock Settlement Conditions on each prior Payment Date, and (3) not more than two of the Payment Dates covered by this proviso shall have occurred in consecutive years), then the Issuer shall make the Principal Payment due on such Payment Date to the Holder in cash, but, at the Issuer’s option upon prompt written notice to the Holder:

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(i)           the Issuer may elect to settle its obligations in respect of such Principal Payment (the “Deferred Payment”) in up to five equal installments (the number of installments to be specified by the Issuer in the written notice described above) payable, together with interest on the Deferred Payment then due, on the first through fifth anniversaries of the originally scheduled Payment Date for such Deferred Payment (each, an “Installment Payment Date”);

(ii)           on each Installment Payment Date, subject to satisfaction of the Stock Contribution Conditions on such Payment Date, the Issuer shall have the option to settle all or any portion of the applicable installment of the Deferred Payment (including the interest, if any, accrued thereon) by delivering shares of Common Stock; and

(iii)           for each installment of a Deferred Payment satisfied through the delivery of Common Stock, the number of shares of Common Stock deliverable in respect of such installment shall be calculated by reference to the Stock Price for the applicable Installment Payment Date (determined as if such Installment Payment Date were a Payment Date for purposes of the “Stock Price” definition), notwithstanding the proviso in the definition of Stock Price.

Interest shall accrue on each Deferred Payment from the Payment Date on which the applicable Principal Payment was originally due through the Installment Payment Date on which such Deferred Payment becomes due at a rate of 9% per annum (computed on the basis of a 360-day year of twelve 30-day months) and shall be payable on the Installment Payment Date on which the related Deferred Payment becomes due.

(f)           (i)  All certificates representing shares of Common Stock issued to Holder pursuant to Section 2(c) in satisfaction of all or in portion of the Issuer’s obligation to pay the Principal Payment due on a Payment Date shall bear the following legend:

THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SHARES OF COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF FORD MOTOR COMPANY (THE “ISSUER”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THESE SHARES OF COMMON STOCK OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) IN COMPLIANCE WITH APPLICABLE TRANSFER RESTRICTIONS, IF ANY, SET FORTH IN SECTION 2.02 OF THE SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT DATED AS OF [________ __], 2009 BY AND BETWEEN THE ISSUER AND FORD-UAW HOLDINGS LLC (THE “REGISTRATION RIGHTS AGREEMENT”) AND (B):

(I)	TO THE ISSUER OR ANY SUBSIDIARY THEREOF; OR

(II)	PURSUANT TO A REGISTRATION STATEMENT COVERING THE RESALE OF SUCH SHARES OF COMMON STOCK THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR

(III)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; OR

(IV)	TO THE NEW VEBA PURSUANT TO THE AMENDED SETTLEMENT AGREEMENT.

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PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (B)(III) ABOVE, THE ISSUER AND THE TRANSFER AGENT FOR SUCH SHARES OF COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE HEREBY OR OTHERWISE BY THE ISSUER AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE SALE, TRANSFER, ASSIGNMENT, HEDGE, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR DISPOSAL OF THESE SHARES OF COMMON STOCK IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS AGREEMENT.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER.

Any such shares of Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms such that the shares of Common Stock can be freely sold without limits under the Securities Act and any applicable state securities law may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock (together with any legal opinion, certifications or other evidence as may reasonably be required by the Issuer or the transfer agent in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws), be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear such legend.

(ii)           Shares of Common Stock issued to the Holder pursuant to Section 2(c) in satisfaction of all or in portion of the Issuer’s obligation to pay the Principal Payment due on a Payment Date may not be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of by the Holder except (A) in compliance with applicable transfer restrictions, if any, set forth in Section 2.02 of the Registration Rights Agreement and (B)(I) to the Issuer or a subsidiary thereof, (II) pursuant to a registration statement covering the resale of such shares of Common Stock that has become effective under the Securities Act, (III) pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act or (IV) to the New VEBA pursuant to the Amended Settlement Agreement.  Prior to the registration of any transfer in accordance with clause (III) above, the Issuer and the Transfer Agent for such shares of Common Stock reserve the right to require the delivery of such legal opinion, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.  No representation is made hereby of otherwise by the Issuer as to the availability of any exemption from the registration requirements of the Securities Act.

(g)           The Issuer may prepay this Note, in whole or in part, on any Payment Date with concurrent written notice to the Holder.  In the case of any prepayment in whole, the Issuer shall pay the amount set forth under the heading “Prepayment Amount” (the “Prepayment Amount”) for the relevant Payment Date as set forth in the table below. In the event of any partial prepayment, future Principal Payments shall be reduced in a proportionate manner determined by the Issuer, subject to review and confirmation by the Holder, so that the present value and duration of all of such reduced future Principal Payments under this Note, after giving effect to such prepayment, remain economically equivalent to the present value of the originally scheduled Principal Payments using a discount rate of 9% per annum.  Notwithstanding anything to the contrary, any prepayment in respect of this Note shall be made in cash.

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Payment Date	Prepayment Amount
December 31, 2009	$4,663,000,000
June 30, 2010	$4,232,000,000
June 30, 2011	$3,948,000,000
June 30, 2012	$3,638,000,000
June 30, 2013	$3,253,000,000
June 30, 2014	$2,832,000,000
June 30, 2015	$2,375,000,000
June 30, 2016	$1,875,000,000
June 30, 2017	$1,331,000,000
June 30, 2018	$738,000,000
June 30, 2019	$92,000,000
June 30, 2020	$72,000,000
June 30, 2021	$50,000,000
June 30, 2022	$26,000,000

(h)           If, on any day, the Issuer combines the Common Stock, the Stock Price Threshold will be increased based on the formula set forth in Annex A hereto.

(i)            If any of the following events occur:

(i)            any recapitalization;

(ii)           any reclassification or change of the outstanding shares of Common Stock (other than changes resulting from a subdivision or combination to which Section 5.01(a) of the Warrant Agreement applies);

(iii)           any consolidation, merger or combination involving the Issuer;

(iv)           any sale or conveyance to a third party of all or substantially all of the Issuer’s assets; or

(v)           any statutory share exchange;

(each such event a “Reorganization Event”), in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (the “Reference Property”), then, following the effective time of the transaction, in lieu of delivering Common Stock upon an election by the Issuer to settle all or any portion of its obligation to pay the Principal Payment due on a Payment Date pursuant to Section 2(c), the Issuer shall deliver the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of one share of Common Stock would have owned or been entitled to receive in connection with such Reorganization Event (such kind and amount of Reference Property per share of Common Stock, a “Unit of Reference Property”).  In the event holders of Common Stock have the opportunity to elect the form of consideration to be received in a Reorganization Event, the type and amount of consideration to be delivered from and after the effective time of such Reorganization Event upon an election by the Issuer to settle all or any portion of its obligation to pay the Principal Payment due on a Payment Date by delivering Common Stock pursuant to Section 2(c) shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock in such Reorganization Event. If the Issuer becomes a party to any Reorganization Event with terms that are not consistent with this Section 2(i), thereafter, the Issuer shall not have the option to settle all or any portion of its obligation to pay the Principal Payment due on such Payment Date by delivering to the Holder shares of Common Stock or Units of Reference Property with an equal value based on the Stock Price as set forth in Section 2(c).

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(j)            At any time from, and including, the effective time of a Reorganization Event, if the Issuer elects to deliver Common Stock to settle all or any portion of its obligation to pay the Principal Payment due on a Payment Date pursuant to Section 2(c), in lieu of delivering Common Stock, the Issuer shall deliver a number of Units of Reference Property based on the value of a Unit of Reference Property (calculated as set forth in clause (k) below).

(k)           The value of a Unit of Reference Property shall be determined as follows:

(i)            any shares of common stock of the successor or purchasing corporation or any other corporation that are traded on a national or regional stock exchange included in such Unit of Reference Property shall be valued as if such shares were “Common Stock” using procedures set forth in the definition of “Closing Sale Price” in Section 1;

(ii)           any other property (other than cash) included in such Unit of Reference Property shall be valued in good faith by the board of directors of the Issuer or by a New York Stock Exchange member firm selected by the board of directors of the Issuer; and

(iii)           any cash included in such Unit of Reference Property shall be valued at the amount thereof.

(l)           On or prior to the effective time of any Reorganization Event, the Issuer or the successor or purchasing entity, as the case may be, shall execute an amendment to this Note providing in lieu of delivering Common Stock upon an election by the Issuer to settle all or any portion of its obligation to pay the Principal Payment due on a Payment Date pursuant to Section 2(c), the Issuer shall deliver Units of Reference Property calculated pursuant clauses (j) and (k) above.  If the Reference Property in connection with any Reorganization Event includes shares of stock or other securities and assets of an entity other than the successor or purchasing entity, as the case may be, in such Reorganization Event, then the Issuer shall use commercially reasonable efforts to cause such amendment to this Note to be executed by such other entity and such amendment shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Issuer shall reasonably consider necessary by reason of the foregoing.  Any such amendment to this Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Article 5 of the Warrant Agreement.

(m)           The above provisions of this Section 2(i) through Section 2(l) shall similarly apply to successive Reorganization Events.

SECTION 3.  Covenants Of The Issuer And The Subsidiary Guarantors.  The Issuer and/or each of the Subsidiary Guarantors, as applicable, covenant and agree that:

(a)           The Issuer will duly and punctually pay all Principal Payments on this Note in accordance with its terms.

(b)           (i)           The Issuer shall deliver to the Holder its audited annual financial statements and unaudited quarterly financial statements within 15 days after the Issuer is required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act (or, if the Issuer is not required to file annual financial statements or unaudited quarterly financial statements with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, then within 15 days after the Issuer would be required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act if it had a security listed and registered on a national securities exchange); provided, that such 15-day period shall automatically be extended to the earlier of (x) the date that is five days prior to the date of the occurrence of any event of default (or any comparable term) under any of the Issuer’s Existing Notes (as defined in the Existing Credit Agreement) as a result of the Issuer’s failure to provide annual or quarterly financial statements to the extent required under the related indenture and (y) in the case of audited annual financial statements, within 240 days after the end of the Issuer’s fiscal year, and, in the case of unaudited quarterly financial statements, within 220 days after the end of the respective quarters for each of the first three quarterly periods of each fiscal year; provided, further, that such financial statements shall be deemed to be delivered upon the filing with the SEC of the Issuer’s Form 10-K or Form 10-Q for the relevant fiscal period.

(ii)           The Issuer shall deliver to the Holder (x) statutory audited consolidated financial statements for each of FMCC, Ford South Africa and Volvo, (y) statutory audited annual statements for each of Ford Argentina, Ford Canada, Grupo Ford and Ford Mexico and (z) during any period when the Capital Stock of any other Foreign Pledgee has an Eligible Value of greater than $0, the statutory audited annual financial statements for such Foreign Pledgee (commencing with the statements that have been used as the basis for such Eligible Value), in each case, promptly after the same become available; provided that the failure to deliver such financial statements shall not otherwise constitute a default or an event of default hereunder.

(c)           Promptly after it provides them to the Administrative Agent in accordance with Section 6.3 of the Credit Agreement, the Issuer shall provide the Holder, at the Holder’s address specified in Section 8.1 of the Exchange Agreement, with copies of the compliance and Borrowing Base certificates it is required to deliver pursuant to said Section 6.3.

(d)           Neither the Issuer nor any Subsidiary Guarantor shall assign, convey or otherwise transfer any of its rights or obligations under the Exchange Agreement, under this Note or under the Guaranty, as the case may be, without the express written consent of the Holder.

(e)           (i)             Each of the Issuer and the Subsidiary Guarantors may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into, (1) any entity if the Issuer or such Subsidiary Guarantor or another Subsidiary Guarantor shall be the continuing entity or (2) any entity existing under the laws of (x) the United States, any state thereof, or the District of Columbia, in the case of the Issuer, and (y) any jurisdiction, in the case of a Significant Guarantor (as defined in the Existing Credit Agreement) in connection with an asset sale permitted under Section 7.5 of the Existing Credit Agreement; provided, however, that in the case of clause (1) there shall be no default or event of default continuing after giving effect to such transaction; and provided, further, that in the case of clause (2) that is not in connection with an asset sale that is permitted under Section 7.5 of the Existing Credit Agreement, (x) the successor entity shall expressly assume the due and punctual payment of Principal Payments on this Note and interest on any overdue Principal Payments or on any Deferred Payments, in the case of the Issuer, in accordance with its terms and the due and punctual performance and observance of all the covenants and conditions of the Exchange Agreement and this Note, in the case of the Issuer, or the Exchange Agreement and the Guaranty, in the case of a Subsidiary Guarantor, by an instrument satisfactory to the Holder in its reasonable judgment, executed and delivered to the Holder by such entity, and (y) such successor entity shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition.

(ii)           Upon any consolidation by the Issuer or a Subsidiary Guarantor with or merger by the Issuer or a Subsidiary Guarantor into any other person or any conveyance, transfer or lease of the properties and assets of the Issuer or a Subsidiary Guarantor substantially as an entirety in accordance with clause (i) above, (x) the successor Person formed by such consolidation or into which the Issuer or Subsidiary Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer hereunder and under this Note, or of such Subsidiary Guarantor under the Guaranty, as the case may be, with the same effect as if such successor had been named as the Issuer or such Subsidiary Guarantor, as the case may be, and (y) thereafter, the predecessor entity shall be relieved of all obligations and covenants hereunder and under this Note.

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(iii)           Notwithstanding anything to the contrary contained herein or in this Note, if a Subsidiary Guarantor is released from its guaranty under the Credit Agreement, such Subsidiary Guarantor shall automatically be released from the Guaranty (without requirement of notice to or consent of the Holder).  If requested by the Issuer, the Holder agrees to take promptly any action reasonably requested by the Issuer to evidence the release of such Subsidiary Guarantor from its Guaranty.

(f)           Other than Permitted Liens, the Issuer shall not at any time have outstanding more than $20,485,000,000 principal amount of indebtedness for borrowed money secured on a first lien basis with its assets nor more than $14,400,000,000 principal amount of indebtedness for borrowed money secured on a second or junior lien basis with its assets; provided, however, that (i) any such indebtedness for borrowed money secured on a second or junior lien basis in excess of $4 billion (including the New Notes) (“Junior Lien Debt”) shall consist only of loans from or obligations to the U.S. Department of Energy or other federal governmental authorities (or a commercial bank and guaranteed by the U.S. Department of Energy or other federal governmental authority), (ii) any Junior Lien Debt  shall be secured by a lien on Collateral pledged under the Credit Agreement and the Loan Documents, including the Collateral Trust Agreement and the Security Agreement that, although constituting Permitted Second Lien Debt thereunder, will, as between the Holder or any subsequent holder of the New Notes and the lenders of such Junior Lien Debt, be junior to the second lien securing the Note, and the priority of which will be governed by an intercreditor agreement among the parties hereto and the lenders of such Junior Lien Debt substantially similar to the intercreditor provisions of Section 8 of the Collateral Trust Agreement (as if the second lien securing the Note were a first priority secured obligation and the Junior Lien Debt were a second priority secured obligation), and (iii) this Note shall be amended to reflect the benefit of any terms contained in existing and future Junior Lien Debt if such terms, taken as whole, are more favorable to the lenders thereof than those contained herein for the benefit of the Holder or any subsequent holder of the Note (other than in respect of interest rates, fees, call protection or the absence of a call feature, premiums or maturity dates); provided, however, that to the extent the future Junior Lien Debt provides for specified project financing, this clause (iii) shall not apply to any terms that relate to such project or its eligibility for financing; provided further that any such amendments shall have effect only for so long as is necessary to comply with this clause (iii).  For avoidance of doubt, such amendments shall no longer have effect after any such Junior Lien Debt is no longer outstanding or its terms, taken as whole, are no longer more favorable from a lender’s perspective than the terms of the Note without such amendments.

(g)           (i)           In the event the conditions in Section 10.15(c) of the Existing Credit Agreement shall be met for the automatic release of the Collateral pledged under the Existing Credit Agreement and/or Loan Documents (as defined therein), then such Collateral shall also be concurrently released with respect to this Note and the Guaranty shall be concurrently terminated.

(ii)           In the event the Existing Credit Agreement and/or Loan Documents (as defined therein) are amended or terminated such that the Covered Debt thereunder is no longer secured by any Collateral pledged thereunder for reasons other than the conditions in Section 10.15(c) of the Existing Credit Agreement having been met, and as a result this Note is no longer secured on a second lien basis by any Collateral pledged thereunder, then the Issuer shall promptly provide for replacement security of this Note in a manner consistent with that provided prior to such amendment or termination, which replacement security shall be reasonably acceptable to the Holder.  For avoidance of doubt, such replacement security shall be deemed reasonably acceptable if it constitutes a second lien on collateral pledged under a new secured credit agreement entered into by Issuer.

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(h)           From time to time, while this Note is outstanding, upon the reasonable request of the Holder, officials of the Issuer will confer with officials of the Holder and advise them as to matters bearing on the Issuer’s and the Subsidiary Guarantors’ financial condition.

(i)           The Issuer will not itself, and will not permit any Manufacturing Subsidiary (as such term is defined in the Indenture) to, incur, issue, assume, guarantee or suffer to exist any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this clause (i) called “Debt”), secured by a pledge of, or mortgage or lien on, any Principal Domestic Manufacturing Property (as such term is defined in the Indenture) of the Issuer or any Manufacturing Subsidiary, or any shares of stock of or Debt of any Manufacturing Subsidiary (mortgages, pledges and liens being hereinafter in this clause (i) called “Mortgage” or “Mortgages”), without effectively providing that this Note (together with, if the Issuer shall so determine, any other Debt of the Issuer or such Manufacturing Subsidiary then existing or thereafter created ranking equally with this Note) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt so secured plus all Attributable Debt (as such term is defined in the Indenture) of the Issuer and its Manufacturing Subsidiaries in respect of sale and leaseback transactions (as defined in Section 10.05 of the Indenture) would not exceed 5% of Consolidated Net Tangible Automotive Assets (as such term is defined in the Indenture); provided, however, that this Section 3(i) shall not apply to Debt secured by:

(i)           Mortgages on property of, or on any shares of stock or of Debt of, any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(ii)           Mortgages in favor of the Issuer or any Manufacturing Subsidiary;

(iii)           Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

(iv)           Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within 60 days after, the acquisition of such property or shares of Debt for the purpose of financing all or any part of the purchase price thereof; and

(v)           any extension, renewal or replacement (or successive extensions renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (iv), inclusive; provided that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

(j)           The Issuer will not itself, and it will not permit any Manufacturing Subsidiary (as such term is defined in the Existing Credit Agreement) to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Issuer or any Manufacturing Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Issuer or a Manufacturing Subsidiary for a period, including renewals, in excess of three years of any Principal Domestic Manufacturing Property (as such term is defined in the Existing Credit Agreement) which has been or is to be sold or transferred by the Issuer or such Manufacturing Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Domestic Manufacturing Property (herein referred to as a “Sale and Leaseback Transaction”) unless either:

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(i)           the Issuer or such Manufacturing Subsidiary could create Debt secured by a Mortgage pursuant to Section 7.8 of the Existing Credit Agreement on the Principal Domestic Manufacturing Property to be leased in an amount equal to the Attributable Debt (as such term is defined in the Existing Credit Agreement) with respect to such Sale and Leaseback Transaction without equally and ratably securing the Obligations; or

(ii)           the Issuer, within 120 days after the sale or transfer shall have been made by the Issuer or by a Manufacturing Subsidiary, applies an amount equal to the greater of:

(x)           the net proceeds of the sale of the Principal Domestic Manufacturing Property leased pursuant to such arrangement; and

(y)           the fair market value of the Principal Domestic Manufacturing Property so leased at the time of entering into such arrangement (as determined by any two of the following: the Chairman of the Board of the Issuer, its President, any Executive Vice President of the Issuer, any Group Vice President of the Issuer, any Vice President of the Issuer, its Treasurer or its Controller);

to the retirement of Funded Debt (as defined in the Existing Credit Agreement) of the Issuer; provided, however, that the amount to be applied to the retirement of Funded Debt of the Issuer shall be reduced by the principal amount of Funded Debt voluntarily retired by the Issuer within 120 days after such sale.

(k)           The Issuer shall continue to engage primarily in the automotive business and preserve, renew and keep in full force and effect its corporate existence and take all reasonable actions to maintain all rights necessary for the normal conduct of its business, except to the extent that failure to do so would not have a Material Adverse Effect.

(l)            The Issuer shall, and shall cause each Significant Guarantor to, maintain, as appropriate, with insurance companies that the Issuer believes (in the good faith judgment of the management of the Issuer) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in amounts (after giving effect to any self-insurance which the Issuer believes (in the good faith judgment of management of the Issuer) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Issuer believes (in the good faith judgment of the management of the Issuer) are reasonable in light of the size and nature of its business.

(m)           (i)           Within 30 days after the formation or acquisition of any Additional Subsidiary Guarantor (or the making of a single investment or a series of related investments having a value (determined by reference to Net Book Value, in the case of an investment of assets) of $500,000,000 or more in the aggregate by the Issuer or a Subsidiary Guarantor, directly or indirectly, in a Domestic Subsidiary (other than an Excluded Subsidiary) that is not a Subsidiary Guarantor that results in such Domestic Subsidiary becoming an Additional Subsidiary Guarantor), the Issuer shall (or shall cause the relevant Subsidiary to) (x) execute and deliver to the Collateral Trustee such amendments or supplements to the Security Agreement as the Administrative Agent deems necessary to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected security interest in the Capital Stock of such Additional Subsidiary Guarantor (or Domestic Subsidiary receiving such investment(s)), (y) deliver to the Collateral Trustee the certificates, if any, representing such Capital Stock (to the extent constituting “certificated securities” under the UCC), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, and (z) cause such Additional Subsidiary Guarantor (or Domestic Subsidiary receiving such investment(s)) (A) to become a party to the Security Agreement, the Guarantee and the Collateral Trust Agreement, (B) to take such actions as necessary to grant to the Collateral Trustee for the benefit of the Secured Parties a valid, perfected security interest in the Collateral described in the Security Agreement with respect to such Additional Subsidiary Guarantor (or Domestic Subsidiary receiving such investment(s)), including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by law.

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(ii)           Within 30 days after the formation or acquisition any new Foreign Subsidiary the Capital Stock of which is owned directly by the Issuer or any Subsidiary Guarantor (other than the Capital Stock of any Excluded Subsidiary or any other Subsidiary to the extent the ownership interest in such Subsidiary has a Net Book Value of $500,000,000 or less), the Issuer shall (or shall cause the relevant Subsidiary to) promptly (x) execute and deliver to the Administrative Agent such amendments or supplements to the Security Agreement as the Collateral Trustee or the Administrative Agent deems necessary to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected security interest in a portion of the Capital Stock of such new Foreign Subsidiary that is owned by the Issuer or such Subsidiary Guarantor (provided that in no event shall more than 66% of the total outstanding Voting Stock of any such new Foreign Subsidiary be required to be so pledged unless the Issuer in its sole discretion otherwise agrees) and (y) deliver to the Collateral Trustee the certificates, if any, representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Issuer or the relevant Subsidiary Guarantor, and take such other action as may be reasonably requested by the Collateral Trustee or the Administrative Agent in order to perfect the Collateral Trustee’s security interest therein (provided that in no event shall such actions require the execution or delivery of a pledge agreement or similar instrument governed by any law other than the laws of the State of New York).

(iii)           The Issuer shall use its commercially reasonable efforts to (x) grant a security interest in the Capital Stock of any newly-formed or after-acquired joint venture (or a holding company parent thereof) owned directly by the Issuer or a Subsidiary Guarantor if the amount recorded by the Issuer or such Subsidiary Guarantor as its investment in such joint venture exceeds $250,000,000 and (y) in the case of any domestic joint venture in which the Issuer directly or indirectly owns at least 80% of the voting or economic interest, to cause such joint venture to become a Subsidiary Guarantor (in each case, it being understood that such efforts shall not require any economic or other significant concession with respect the terms of such joint venture arrangements).

(iv)           Within 60 days of the occurrence thereof, the Issuer will notify the Collateral Trustee, the Administrative Agent and the Holder of any changes to the name, jurisdiction of incorporation or legal form of the Issuer or any Subsidiary Guarantor.

(v)           The Issuer shall promptly take such steps as the Administrative Agent may reasonably request in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created in the Collateral. Notwithstanding anything to the contrary herein or in any other Loan Document, neither the Issuer nor any Subsidiary Guarantor shall be required to perfect the security interests granted by it in any Collateral by any means other than by (A) execution, delivery and recordation of a Mortgage, (B) filings pursuant to the Uniform Commercial Code of the relevant State(s) (including with respect to fixtures covered by any Mortgage) or equivalent filings under local jurisdictions to the extent required with respect to the pledge of the Capital Stock of any member of the Restricted Pledgee Group, (C) delivery to the Collateral Trustee to be held in its possession of each promissory note listed on Schedule 5.1(g) to the Existing Credit Agreement, together with an undated endorsement for each such promissory note executed in blank by a duly authorized officer of the pledgor thereof, and, to the extent certificated and constituting “certificated securities” under the UCC, Capital Stock listed on Schedule 4.13 to the Existing Credit Agreement or required to be pledged pursuant to Section 6.7(a) of the Existing Credit Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (D) delivery of each other promissory note or certificated Capital Stock and constituting “certificated securities” under the UCC constituting Collateral to the extent such promissory note evidences Indebtedness, or such Capital Stock has a Net Book Value, in excess of $250,000,000, together with an undated endorsement or stock power for each such promissory note or certificate, as applicable, executed in blank by a duly authorized officer of the pledgor thereof and (E) filing with the United States Patent and Trademark Office against trademarks listed on Schedule 1.1F to the Existing Credit Agreement.

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(n)           The Issuer shall not permit the Outstanding Amount of Borrowing Base Debt at any time to exceed the Borrowing Base in effect at such time for any period of five consecutive Business Days.

(o)           The Issuer shall not permit Available Liquidity to be less than $4,000,000,000 at any time.

(p)           Prior to the Collateral Release Date, none of Volvo, any of its Subsidiaries or any member of the Restricted Pledgee Group will incur Indebtedness or provide a Material Guarantee, except:

(i)           Indebtedness of the type described in clause (g) of the definition of Permitted Liens;

(ii)           Indebtedness incurred under working capital facilities entered into in the ordinary course of business;

(iii)           Indebtedness owing to the Issuer or any Subsidiary; provided that any such Indebtedness owing to a Subsidiary that is not a Subsidiary Guarantor shall be subordinated in right of payment to any Indebtedness owing by Volvo or any of its Subsidiaries or such member of the Restricted Pledgee Group to the Issuer or any Subsidiary Guarantor;

(iv)           Indebtedness consisting of subsidized loans made, or guaranteed, by a governmental or quasi-governmental entity (including any international organization or agency);

(v)           Indebtedness outstanding as of the Closing Date and any Permitted Refinancing thereof;

(vi)           in the case of any member of the Restricted Pledgee Group, any additional Indebtedness; provided that (i) the Borrowing Base Coverage Ratio after giving pro forma effect to the incurrence and application of proceeds thereof is at least 1.15 to 1.00 and (ii) any dividends received by the Issuer from the proceeds of any such Indebtedness in excess of $250,000,000 are reinvested in the Issuer’s business within 15 months or, to the extent not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement (together with any applicable prepayment premium provided in Section 2.24(b) of the Existing Credit Agreement); and

(vii)           in the case of Volvo and its Subsidiaries, additional Material Guarantees and Indebtedness in an Outstanding Amount with respect to all such Material Guarantees and Indebtedness not to exceed $1,000,000,000 at any time;

provided, in each case, that the Outstanding Amount of such Indebtedness or Material Guarantees shall reduce the Eligible Value (but not below zero) of the Capital Stock or intercompany notes of such Person that constitute Collateral as provided in Schedule 1.1B to the Existing Credit Agreement.

(q)           (i)            The Issuer shall not, and shall not permit any Subsidiary Guarantor to, Dispose of any receivables or inventory included in the Borrowing Base, except in the ordinary course of business.

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(ii)           The Issuer shall not, nor shall it permit any Subsidiary to (i) Dispose of all or any portion of the Capital Stock (including by way of merger), or all or substantially all of the assets, of  Automotive Components Holdings, and/or Automobile Protection Corp., unless in each case, the Net Cash Proceeds thereof are reinvested in the business of the Issuer within 15 months of such Disposition or, to the extent not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

(iii)           The Issuer shall not, nor shall it permit any Subsidiary to, Dispose of (i) all or any portion of the Capital Stock (including by way of merger) or to Dispose of (other than in the ordinary course of business or to another Subsidiary or the Issuer) more than 20% of the then Consolidated Total Assets of Volvo (initially determined based upon the audited financial statements of Volvo for the fiscal year ending December 31, 2005 and, commencing with the delivery of financial statements of Volvo delivered pursuant to Section 6.2 of the Existing Credit Agreement, based upon the most recent consolidated balance sheet of Volvo contained therein) in a single transaction or a series of related transactions, unless (A) after giving pro forma effect to such Disposition and the application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.25 to 1.00, (B) the greater of (1) 50% of the Net Cash Proceeds thereof and (2) the amount of such proceeds necessary so that, after giving pro forma effect to such Disposition and application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.25 to 1.00, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement and (C) the remaining Net Cash Proceeds of such Disposition are reinvested in the business of the Issuer within 15 months of such Disposition or, to the extent not so reinvested, are applied as Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement or (ii) the Volvo Trade Name except in connection with a Disposition of all or substantially all of the Capital Stock or assets of Volvo.

(iv)           The Issuer shall not permit any Disposition or issuance of the Capital Stock of FMCC that results in the Issuer owning, directly or indirectly, less than 49% of the outstanding Capital Stock of FMCC. The Issuer shall not permit any other Disposition or issuance of the Capital Stock of FMCC unless (i) in the case of a primary offering of Capital Stock of FMCC, the Net Cash Proceeds of such Disposition are reinvested in the business of FMCC within 15 months of such Disposition or, to the extent not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) and (ii) in the case of a Disposition of the Capital Stock of FMCC by the Issuer or any Subsidiary thereof, the Net Cash Proceeds thereof in an amount equal to the product of the Eligible Value of such Capital Stock constituting Eligible FMCC Pledged Equity and the Advance Percentage therefor as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

(v)           The Issuer shall not permit the Disposition of all or any portion of the Capital Stock (including by way of merger), or all or substantially all of the assets, of Ford Global Technologies, LLC, except pursuant to Section 7.7(b)(i) of the Existing Credit Agreement.

(vi)           The Issuer shall not Dispose of any Principal Trade Name.

(vii)           The Issuer shall not Dispose of any Other Principal Trade Name unless (i) after giving pro forma effect to such Disposition and the application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.00 to 1.00 and (ii) the greater of (A) 50% of the Net Cash Proceeds thereof and (B) the amount of such proceeds necessary so that, after giving pro forma effect to such Disposition and application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.00 to 1.00, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

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(viii)        The Issuer shall not, nor shall it permit, any Subsidiary Guarantor to Dispose of any PDMP having a Net Book Value in excess of $250,000,000 in a single transaction or a series of related transactions unless (i) after giving pro forma effect to such Disposition and the application of proceeds thereof, the Borrowing Base Coverage Ratio is at least 1.00 to 1.00 and (ii) the Eligible Value of the Eligible PDMP PP&E is reduced as provided in Schedule 1.1B of the Existing Credit Agreement.

(ix)           The Issuer shall not, nor shall it permit any Subsidiary Guarantor to Dispose of any other Collateral not otherwise covered in paragraphs (i) through (viii) above (other than in the ordinary course of business) having a Net Book Value equal to or greater than $500,000,000 in a single transaction or a series of related transactions unless (i) after giving pro forma effect to such Disposition and the application of proceeds therefrom, the Borrowing Base Coverage Ratio is at least 1.15 to 1.00 and (ii) Net Cash Proceeds thereof are reinvested in the business of the Issuer within 15 months of such Disposition or, if not so reinvested, are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement.

Notwithstanding anything in this Section 3(q) to the contrary, (A) any Disposition described in paragraphs (ii), (iii), (vii), (viii) or (ix) above shall be permitted if (1) 100% of the Net Cash Proceeds of such Disposition are applied as a Mandatory Prepayment pursuant to Section 2.18(a) of the Existing Credit Agreement and (2) at least 75% of the consideration for such Disposition is in the form of cash or cash equivalents and (B) any Disposition described in this Section 3(q) shall be permitted if such Disposition is to the Issuer, any Subsidiary Guarantor or, in the case of paragraph (b), any wholly-owned Subsidiary of the Issuer. In addition it is understood that the Issuer and its Subsidiaries may otherwise Dispose of their assets except to the extent expressly restricted pursuant to Sections 7.5, 7.7 and 7.9 of the Existing Credit Agreement.

(r)           The Issuer will not (x) pay any dividend (other than dividends payable solely in stock of the Issuer) on, or redeem, retire or purchase, for cash consideration, its common stock (including any Class B stock, “Common Equity”), (y) optionally prepay, repurchase, redeem or otherwise optionally satisfy or defease with cash or cash equivalents any Material Unsecured Indebtedness or any Permitted Second Lien Debt (other than this Note and New Note A) and (z) so long as the Note is outstanding, make any cash payments to holders of convertible debt securities with respect to the conversion value of any convertible debt securities upon the conversion thereof (any such payment referred to in clauses (x), (y) and (z), a “Restricted Payment”), other than:

(i)            repurchases of shares of Common Equity upon the exercise of stock options or warrants for such Common Equity;

(ii)           repurchases of shares of Common Equity from officers, directors and employees or any executive or employee savings or compensation plans;

(iii)           derivatives or forward purchase agreements entered into to hedge obligations to repurchase Capital Stock under paragraphs (a) and (b) of Section 7.6 of the Existing Credit Agreement or in connection with the issuance of convertible debt securities;

(iv)           any Permitted Refinancing of Material Unsecured Indebtedness or any Permitted Second Lien Debt; provided that a certificate of a Responsible Officer of the Issuer is delivered to the Holder at least five Business Days (or such shorter period as the Holder may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Issuer has determined in good faith that such terms and conditions satisfy the foregoing requirement and such terms and conditions shall be deemed to satisfy the foregoing requirement unless the Holder notifies the Issuer within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees);

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(v)           any Restricted Payments constituting redemption or other prepayment of Material Unsecured Indebtedness having a scheduled final maturity prior to the maturity date of the Note; provided that such redemption or prepayment occurs no earlier than the date that is six months prior to such scheduled final maturity;

(vi)          additional Restricted Payments in an aggregate amount not to exceed $250,000,000 during any fiscal year and $500,000,000 in the aggregate;

(vii)         additional redemptions or prepayments of Material Unsecured Indebtedness or Permitted Second Lien Debt in an aggregate amount not to exceed $250,000,000 during any fiscal year and $500,000,000 in the aggregate; and

(viii)        additional Restricted Payments at any time after January 1, 2010 in an amount not to exceed the Cumulative Growth Amount at such time.

(s)           Promptly upon a Responsible Officer of the Issuer becoming aware thereof, the Issuer will give notice to the Holder of the occurrence of any default or event of default hereunder.  Each notice pursuant to this section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Issuer or the relevant subsidiary proposes to take with respect thereto.

(t)            If any subsidiary of the Issuer, other than the subsidiaries that are parties to the Guaranty, guarantees the Credit Agreement, the Issuer shall promptly cause such subsidiary to become a party to the Guaranty.  If any subsidiary of the Issuer that is a party to the Guaranty no longer guarantees the Credit Agreement in accordance with its terms, that subsidiary automatically shall be deemed to have been released from the Guaranty and the Holder or any holder of the Note shall, at the request of the Issuer or such subsidiary, promptly execute and deliver such documents as shall reasonably evidence such release.

(u)           If the terms of any applicable covenant (and any equivalent or related provision or related definition) in Section 6 and Section 7 of the Existing Credit Agreement are amended or modified or a replacement credit agreement is executed in connection with any refinancing of the Existing Credit Agreement, the corresponding covenant in Sections 3(k) through 3(s) of this Note (and any equivalent or related provision or related definition herein) will, subject to Section 3(v), be deemed to be automatically amended accordingly.

(v)           Subject in all respects to clause (iii) of the first proviso in Section 3(f), if (i) the Loan Documents (as defined in the Commitment Letter) cease to be in full force and effect or (ii) the multi-draw term loan facility set forth in the Loan Documents (as defined in the Commitment Letter) ceases to constitute a Junior Lien Debt as a result of the circumstances described in the last paragraph of Section 15 of the Term Sheet attached to the Commitment Letter as Appendix A thereto, the covenants set forth in Sections 3(k) through 3(s) shall not apply and Section 4(i) shall be deemed to be automatically amended and restated to read as follows: “an event of default under the Credit Agreement shall have occurred and be continuing that has resulted in any outstanding indebtedness or other obligations thereunder to be declared immediately due and payable.”

SECTION 4.  Events Of Default.  Each of the following is an event of default:

(a)           default in the payment (whether in cash, Common Stock or a combination thereof) of any Principal Payment on this Note on the relevant Payment Date or any Deferred Payment or interest thereon on any Installment Date; or

(b)           the Issuer or any Significant Guarantor (as defined in the Existing Credit Agreement) shall default in the observance or performance of (i) its agreements under Section 3(b), (ii) its agreements under Section 3(n) or Section 3(o) for a period of 20 consecutive days or (iii) any other agreement contained in this Note, the Exchange Agreement or the Guaranty, as the case may be, and, with respect to clause (iii) only, such default shall continue unremedied for a period of 30 days after notice thereof to the Issuer by the holder of this Note; or

21

(c)           any representation or warranty made by the Issuer or any Subsidiary Guarantor in the Exchange Agreement shall prove to have been untrue in any material respect as of the date on which it was made; or

(d)           any representation or warranty made by the Issuer or any Subsidiary Guarantor in the Exchange Agreement shall prove to have been untrue in any material respect as of the date on which it was made; or

(e)           (i) the Issuer shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Issuer any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

(f)           (i) any Significant Guarantor, FMCC, a Volvo Group Member or Ford Canada (as such terms are defined in the Existing Credit Agreement) shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Significant Guarantor, FMCC, a Volvo Group Member or Ford Canada any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

(g)           the guaranty of any Significant Guarantor contained in the Guaranty shall cease to be in full force and effect; or

(h)           the Collateral Trust Agreement or any Security Document (as defined in the Credit Agreement) shall cease to be in full force and effect, or any lien thereunder shall cease to be enforceable and perfected, with respect to Collateral, such that it would constitute an event of default under the Credit Agreement; or

(i)           (A) an event of default under clause (d), (e), (g), (h) or (k) of Section 8 of the Credit Agreement shall have occurred and be continuing or (B) an event of default under any other clause of Section 8 of the Credit Agreement shall have occurred and be continuing that has resulted in any outstanding indebtedness or other obligations thereunder to be declared immediately due and payable; or

(j)           the occurrence of a Change of Control; or

(k)           failure to comply with the Issuer’s payment obligations under Section 12.D of the Amended Settlement Agreement for a period of 15 business days after the date on which written notice of such failure, requiring the Issuer to remedy the same, shall have been given to the Issuer by the committee that administers the New VEBA, unless, within such 15 business day period, the Issuer remedies the failure to comply with its payment obligations under the Amended Settlement Agreement by paying the amount then in default plus accrued interest on such amount at the rate of 9% per annum;

22

provided that none of the events described in clause (f), (g) or (h)above shall constitute an event of default if on the date such event occurs, the New Note Lien Amount of this Note is equal to zero ($0).

In case one or more of the above events of default shall have occurred and be continuing, then, other than pursuant to clause (e) or (f) above, unless all Principal Payments in respect of this Note shall have already become due and payable, the Holder, by notice in writing to the Issuer, may declare the Accelerated Principal Amount of this Note on such date to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. In the case of an event of default pursuant to clause (e) or (f) above with respect to the Issuer, unless all Principal Payments in respect of this Note shall have already become due and payable, the Accelerated Principal Amount of this Note on such date shall automatically become and be immediately due and payable.  Whenever the Accelerated Principal Amount of this Note on such date shall have become or been declared to be immediately due and payable, the Holder may, if there are no First Priority Secured Obligations or commitments in respect thereof then outstanding and subject to the provisions of the Collateral Trust Agreement, deliver a Notice of Acceleration to the Collateral Trustee; provided that, by written notice to the Issuer, the Holder may, for such periods and/or subject to such conditions as may be specified in such notice, withdraw any declaration of acceleration effected in accordance with this sentence.  If a declaration of acceleration in accordance with the immediately preceding sentence shall have been withdrawn in accordance with the proviso to the immediately preceding sentence, the Holder shall forthwith deliver to the Collateral Trustee a notice of cancellation of the respective Notice of Acceleration theretofore delivered to the Collateral Trustee.

SECTION 5.  Method and Place of Principal Payments.  All payments in respect of this Note shall be made in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts by credit of in Federal funds or other immediately available funds to the Holder’s account (Account No. 5186061000; Reference: Further Credit to FORD-UAW FUW05 /26-93555) at The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603 (ABA No. 071000152) or to such other account or such other address, maintained or located in the United States, as the Holder may designate in writing in the manner provided in Section 8.1 of the Exchange Agreement.

23

IN WITNESS WHEREOF, the Issuer has caused this Note to be executed as of the [__]th day of [_______], 2009.

FORD MOTOR COMPANY

By:
Name:
Title:

24

[Reverse of Note]
GUARANTY

Reference is made to that Exchange Agreement (the “Exchange Agreement”), dated as of [________ __], 2009 among FORD MOTOR COMPANY, a Delaware corporation (the “Issuer”), the Subsidiary Guarantors listed in Schedule I thereto (the “Subsidiary Guarantors”), and FORD-UAW HOLDINGS LLC.

FOR VALUE RECEIVED, the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantee to the holder of the Note (the “Note”) on which this Guaranty is endorsed the full and punctual payment when due (whether on a Payment Date, by acceleration or otherwise) of any and all sums whether Principal Payments, interest on any overdue Principal Payments or on any Deferred Payments, fees, costs, expenses or otherwise, due and payable by the Issuer pursuant to the Exchange Agreement and the Note (any such payment or performance obligation being herein called an “Issuer Obligation”); provided, however, that the liability of the Subsidiary Guarantors shall be limited to the New Note Lien Amount as of such date (as defined in the Exchange Agreement) of the Note as of the date on which such Issuer Obligation becomes due; provided further that the liability of Ford BH1 Ltd, Ford BH2 Ltd, Volvo Holding Company Inc., Ford International Capital LLC, Ford Mexico Holdings, Inc. and Grupo Ford, S. de R.L. de C.V. (each a “Non-Recourse Party”) under this Guaranty shall be limited to any property (the “Non-Recourse Collateral”) in which such Non-Recourse Party has granted a Lien to the Collateral Trustee pursuant to the Collateral Trust Agreement and Security Agreement and Loan Documents referred to in the Note and that the rights of the holder of the Note to recover against any such Non-Recourse Party shall be limited solely to such Non-Recourse Party’s Non-Recourse Collateral.

Upon failure by the Issuer to pay punctually any Issuer Obligation, each Subsidiary Guarantor that is not a Non-Recourse Party will forthwith pay, on the day such sum is due, without notice of demand, the full amount not paid by the Issuer or any other Subsidiary Guarantor at the place and in the manner specified in the Exchange Agreement; provided that the aggregate amount of payments by the Subsidiary Guarantors on or prior to such day shall not exceed the New Note Lien Amount (as defined in the Exchange Agreement) of the Note on such day.

Except as provided in Section 3(g) of the Note, the obligations of each Subsidiary Guarantor hereunder will be unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Issuer Obligation, (ii) any modification or amendment of or supplement to the Exchange Agreement or the Note, (iii) any change in the corporate or other existence, structure or ownership of the Issuer or any Subsidiary Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceedings affecting the Issuer, any Subsidiary Guarantor or any of its or their assets, (iv) the invalidity or unenforceability relating to or against the Issuer or any Subsidiary Guarantor for any reason of the Exchange Agreement or the Note, (v) the existence of any claim, setoff or other rights which any Subsidiary Guarantor may have at any time against the Issuer, the holder of the Note or any other person, or (vi) any other act or omission to act or delay of any kind by the Issuer, any Subsidiary Guarantor or the holder of the Note or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Issuer’s obligations under the Exchange Agreement or the Note or any Subsidiary Guarantor’s obligations hereunder.

Each Subsidiary Guarantor hereby waives acceptance hereof, presentment, demand for payment and protest of any kind whatsoever, as well as any right to require a proceeding first against the Issuer.

Except as provided in Section 3(g)(i) of the Note, each Subsidiary Guarantor’s obligations hereunder will remain in full force and effect until all such obligations have been satisfied.  If at any time payment or any part thereof of any amount guaranteed hereby is rescinded or must otherwise be restored upon the bankruptcy or reorganization of the Issuer, each Subsidiary Guarantor’s obligations hereunder with respect to such payment will be reinstated as though such payment had been due but not made at such time.

25

Each Subsidiary Guarantor agrees that, without notice to it and without the necessity for any additional enforcement, consent or guaranty by it, the liability of the Issuer hereby guaranteed may, from time to time, be renewed, extended, modified (with respect to time for payment or the terms of indebtedness or otherwise), compromised, released or discharged by the holder of the Note without terminating, affecting or impairing the validity of this Guaranty or the obligations of such Subsidiary Guarantor hereunder.

Upon a Subsidiary Guarantor making any payment with respect to any Issuer Obligation, such Subsidiary Guarantor will be subrogated to the rights of the payee against the Issuer with respect to such payment; provided that such Subsidiary Guarantor will not enforce any payment by way of subrogation until all the Issuer’s obligations hereunder have been satisfied in full.

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IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guaranty to be executed as of the [__]th day of [______], 2009.

3000 SCHAEFER ROAD COMPANY
FORD BH 1 LTD.
FORD BH 2 LTD.
FORD EUROPEAN HOLDINGS LLC
FORD GLOBAL TECHNOLOGIES, LLC
FORD HOLDINGS LLC
FORD INTERNATIONAL CAPITAL LLC
FORD MEXICO HOLDINGS, INC.
FORD MOTOR SERVICE COMPANY
FORD MOTOR VEHICLE ASSURANCE COMPANY, LLC
FORD SOUTH AMERICA HOLDINGS, LLC
FORD TRADING COMPANY, LLC
FORD COMPONENT SALES, L.L.C.
GRUPO FORD, S. de R.L. de C.V.
VOLVO CARS OF NORTH AMERICA, LLC
VOLVO HOLDING COMPANY INC.

By:
Name:
Title:

27

ANNEX A

(a)           If, on any day, the Issuer combines the Common Stock, the Stock Price Threshold will be increased based on the following formula:

P1	=	P0	x	OS0
OS1
where,

P0	=	the Stock Price Threshold in effect immediately prior to the open of business on the effective date for such combination;

P1	=	the Stock Price Threshold in effect immediately after the open of business on the effective date for such combination;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on the effective date for such combination; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such combination.

Such increase to the Stock Price Threshold shall become effective immediately after the open of business on the effective date for such combination. If any combination of the type described in this Section (a) is announced but not so made, the Stock Price Threshold shall again be reduced to the Stock Price Threshold that would then be in effect if such combination had not been announced.

(b)           No adjustment shall be made to Stock Price Threshold unless the adjustment would result in a change of at least 1% of the Stock Price Threshold; provided that any adjustments that are less than 1% of the Stock Price Threshold shall be carried forward and such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1% of the Stock Price Threshold shall be made five Business Days prior to the Payment Date, unless such adjustment has already been made.

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SETTLEMENT AGREEMENT (AS AMENDED AND RESTATED) EXHIBIT (D)(C), FORM OF WARRANT AGREEMENT

WARRANT AGREEMENT

dated as of [•], 2009

between

FORD MOTOR COMPANY

and

COMPUTERSHARE TRUST COMPANY, N.A.
as Warrant Agent

TABLE OF CONTENTS

		Page

ARTICLE 1
Definitions

Section 1.01.	Certain Definitions	2

ARTICLE 2
Issuance, Execution and Transfer of Warrants

Section 2.01.	Issuance of Warrants	8
Section 2.02.	Execution and Authentication of Warrants	9
Section 2.03.	Form of Warrant Certificates	9
Section 2.04.	Transfer Restrictions and Legends	9
Section 2.05.	Transfer, Exchange and Substitution	11
Section 2.06.	Global Warrants	13
Section 2.07.	Surrender of Warrant Certificates; Cancellation	14

ARTICLE 3
Exercise and Settlement of Warrants

Section 3.01.	Exercise of Warrants	15
Section 3.02.	Procedure for Exercise	15
Section 3.03.	Settlement of Warrants	16
Section 3.04.	Delivery of Common Stock	16
Section 3.05.	Payments to the Company	17
Section 3.06.	No Fractional Shares to Be Issued	17
Section 3.07.	Acquisition of Warrants by Company	18
Section 3.08.	Direction of Warrant Agent	18

ARTICLE 4
Exercise of Warrants in Connection with a Designated Event

Section 4.01.	Adjustment to Exercise Price Upon Designated Event	19
Section 4.02.	Notice of Designated Event	19
Section 4.03.	Exercise Price Reduction	20
Section 4.04.	Adjustment to Number of Warrants	21

ARTICLE 5
Adjustments

Section 5.01.	Adjustments to Exercise Price.	21
Section 5.02.	Adjustments to Number of Warrants	27
Section 5.03.	Certain Distributions of Rights and Warrants.	27
Section 5.04.	Shareholder Rights Plans.	29

i

ii

iii

WARRANT AGREEMENT

This Warrant Agreement dated as of [•], 2009 is between FORD MOTOR COMPANY, a corporation organized under the laws of Delaware (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., a federally chartered, limited-purpose trust company (the “Warrant Agent”).

WITNESSETH THAT:

WHEREAS, pursuant to the Settlement Agreement (the “Settlement Agreement”) dated as of March 28, 2008 among and between the Company, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, and certain class representatives, on behalf of the class of plaintiffs as set forth therein (the “Settlement Parties”), the Company issued to the Initial Warrantholder (as defined below): (a) $3.334 billion aggregate principal amount of 5.75% Convertible Notes Due January 1, 2013 issued pursuant to a Second Supplemental Indenture dated January 1, 2008 by and between the Company and The Bank of New York, as Trustee (the “Convertible Notes”); (b) a $3.0 billion aggregate principal amount 9.50% Second Lien Term Note Due January 1, 2018 (the “Term Note”) and a corresponding guaranty issued by the Subsidiary Guarantors (the “Term Note Guaranty”); and (c) a promissory note of the Company dated January 5, 2009 in an aggregate principal amount of $2,281,908,687, which is equal to the market value of the assets in the Temporary Asset Account held by the Initial Warrantholder (as defined herein) on December 31, 2008 (the “TAA Note” and, together with the Convertible Notes, the Term Note and the Term Note Guaranty, the “Old Securities”);

WHEREAS, pursuant to an Amended Settlement Agreement (the “Amended Settlement Agreement”) dated as of [•], 2009 among the Settlement Parties, the Company desires to exchange the Old Securities held by the Initial Warrantholder for (i) an Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by the Company in the principal amount of $6,705,470,000; (ii) an Amortizing Guaranteed Secured Note Maturing June 30, 2022 issued by the Company in the principal amount of $6,511,850,000; and (iii) an aggregate initial Number of Warrants issued hereunder equal to 362,391,305, each of which is exercisable for one share of Common Stock (as defined below);

WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, exchange, transfer, substitution and exercise of Warrants;

NOW THEREFORE in consideration of the mutual agreements herein contained, the Company and the Warrant Agent agree as follows:

ARTICLE 1
Definitions

Section 1.01.  Certain Definitions.  As used in this Warrant Agreement, the following terms shall have their respective meanings set forth below:

“$” and “Dollars” refers to such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

“Adjustment Event” has the meaning set forth in Section 5.08.

“Agent Members” has the meaning set forth in Section 2.06(c).

“Amended Settlement Agreement” has the meaning set forth in the recitals.

“Applicable Price” means, for any Designated Event, (i) if the consideration paid to holders of Common Stock in connection with such Designated Event consists exclusively of Cash, the amount of such Cash per share of Common Stock, and (ii) in all other cases, the average of the Closing Sale Prices of Common Stock for the five consecutive Trading Days immediately preceding the Effective Date of such Designated Event.

“Authentication Order” means a Company Order for authentication and delivery of Warrants.

“Board of Directors” means the board of directors of the Company or any committee of such board of directors duly authorized to exercise the power of such board of directors with respect to the matters provided for in this Warrant Agreement as to which the board of directors is authorized or required to act.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Warrant Agent.

“Business Day” means any day other than a Saturday or Sunday or other than a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of the Company and all warrants or options to acquire such capital stock.

“Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

“Certificated Warrant” means a Warrant represented by a Warrant Certificate, in definitive, fully registered form.

“Class B Stock” means the Class B stock, par value $0.01 per share, of the Company.

“Close of Business” means 5:00 p.m. New York City time.

“Closing Sale Price” means, as of any date, the last reported per share sales price of a share of Common Stock or any other security on such date (or, if no last reported sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices on such date) as reported on the New York Stock Exchange, or if the Common Stock or such other security is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted; provided, however, that in the absence of such quotations, the Board of Directors will make a good faith determination of the Closing Sale Price.

If during a period applicable for calculating the Closing Sale Price, an issuance, distribution, subdivision, combination or other transaction or event occurs that requires an adjustment to the Exercise Price or Number of Warrants pursuant to Article 5, the Closing Sale Price shall be calculated for such period in a manner determined by the Company in good faith to appropriately reflect the impact of such issuance, distribution, subdivision or combination on the price of the Common Stock during such period.

“Common Stock” means the common stock, par value $0.01 per share, of the Company authorized at the date of this Warrant Agreement or as such stock may be constituted from time to time.  Subject to the provisions of Section 5.09 and Section 5.10, shares issuable upon exercise of Warrants shall include only shares of the class designated as Common Stock of the Company as of the date of this Warrant Agreement or shares of any class or classes resulting from any reclassification or reclassifications or change or changes thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications or changes bears to the total number of shares of all such classes resulting from such reclassifications or changes.  For the avoidance of doubt, Common Stock shall not include the Class B Stock.

“Company Order” means a written order signed in the name of the Company by any two officers, at least one of whom must be its Chairman, its Chief Executive Officer, its Chief Financial Officer, its Treasurer, an Assistant Treasurer, or its Controller, and delivered to the Warrant Agent.

“Current Market Price” means, in connection with a dividend, issuance or distribution, the average of the Closing Sale Prices of the Common Stock for each of the 10 consecutive Trading Days ending on, but excluding, the earlier of the date in question and the Trading Day immediately preceding the Ex-Date for such dividend, issuance or distribution.

“Depositary” means The Depository Trust Company, its nominees, and their respective successors.

“Designated Event” means any of the following:

(i)            more than 50% of the voting power of the Company’s Voting Stock being held by a Person or Persons (other than Permitted Holders) who “act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities” of the Company (within the meaning of Section 13(d)(3) of the Exchange Act);

(ii)           more than 50% of the voting power of the Company’s Voting Stock being held by a Person or Persons who “act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities” of the Company (within the meaning of Section 13(d)(3) of the Exchange Act), where such Person or Persons are Permitted Holders, resulting in the Common Stock (or other securities or property for which the Warrants are then exercisable) no longer being listed or approved for trading on the New York Stock Exchange or on any other U.S. national securities exchange or other similar market; or

(iii)           the Company consolidates or merges with or into another Person (other than a subsidiary of the Company), or conveys, sells, transfers or leases all or substantially all of the Company’s assets to another Person (other than a subsidiary of the Company), or any Person (other than a subsidiary of the Company) merges into or consolidates with the Company, and the Company’s outstanding Common Stock is reclassified into, converted for or converted into the right to receive any property or security; provided that no such transaction shall constitute a Designated Event if Persons that beneficially own (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions) Common Stock immediately prior to the transaction beneficially own, directly or indirectly, common stock representing at least a majority of the voting power of all the common stock of the surviving Person after the transaction in substantially the same proportion as their voting power immediately prior to the transaction.

“Determination Date” has the meaning set forth in Section 5.08.

“Effective Date” has the meaning set forth in Section 4.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Date” has the meaning set forth in Section 1 of the Securities Exchange Agreement.

“Ex-Date” means, in connection with any dividend, issuance or distribution, the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such dividend, issuance or distribution.

“Exercise Date” has the meaning set forth in Section 3.02(b).

“Exercise Notice” means, for any Warrant, the exercise notice set forth on the reverse of the Warrant Certificate, substantially in the form set forth in Exhibit D hereto.

“Exercise Price” means initially $9.20 per Warrant, subject to adjustment pursuant to Article 4 and Article 5.

“Exercise Price Reduction” has the meaning set forth in Section 4.01.

“Expiration Date” means, for any Warrant, January 1, 2013, regardless of whether such date is a Trading Day.

“Full Physical Settlement” means the settlement method pursuant to which an exercising Warrantholder shall be entitled to receive from the Company, for each Warrant exercised, a number of shares of Common Stock equal to the Full Physical Share Amount in exchange for payment by the Warrantholder of the Exercise Price.

“Full Physical Share Amount” has the meaning set forth in Section 3.03(b).

“Global Warrant” means a Warrant in the form of a permanent global Warrant Certificate, in definitive, fully registered form.

“Global Warrant Legend” means the legend set forth in Section 2.06(b).

“Initial Warrantholder” means Ford–UAW Holdings LLC, a Delaware limited liability company.

“New VEBA” has the meaning set forth in the Settlement Agreement.

“Net Share Amount” has the meaning set forth in Section 3.03(c).

“Net Share Settlement” means the settlement method pursuant to which an exercising Warrantholder shall be entitled to receive from the Company, for each Warrant exercised, a number of shares of Common Stock equal to the Net Share Amount without any payment therefor.

“Number of Warrants” means, for a Warrant Certificate, the “Number of Warrants” specified on the face of such Warrant Certificate (or, in the case of a Global Warrant, on Schedule A to such Warrant Certificate), subject to adjustment pursuant to Article 4 and Article 5.

“Offer Expiration Date” has the meaning set forth in Section 5.01(e).

“Offer Expiration Time” has the meaning set forth in Section 5.01(e).

“Officer’s Certificate” means a certificate signed by any two officers of the Company, at least one of whom must be its Chairman, its Chief Executive Officer, its Chief Financial Officer, its Treasurer, an Assistant Treasurer, or its Controller.

“Open of Business” means 9:00 a.m., New York City time.

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company and who shall otherwise be reasonably satisfactory to the Warrant Agent.

“Paying Agent” means Computershare Inc., in its capacity as an agent of the Warrant Agent under Section 7.10(b).

“Permitted Holders” means holders of the Class B Stock on January 1, 2008 and such other holders of such Class B Stock from time to time; provided that any such holder satisfies the qualification set forth in clauses (i) through (vii) of subsection 2.2 of Article Fourth of the Company’s restated certificate of incorporation as in effect on January 1, 2008.

“Person” means an individual, partnership, firm, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Purchased Shares” has the meaning set forth in Section 5.01(e).

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any Cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of Cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Reference Property” has the meaning set forth in Section 5.09.

“Reorganization Event” has the meaning set forth in Section 5.09.

“SEC” means Securities and Exchange Commission of the United States.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Agreement” means the Securities Exchange Agreement dated as of [•], 2009 by and among the Company, the Initial Warrantholder and each of the subsidiary guarantors described in Schedule I thereto.

“Settlement Agreement” has the meaning set forth in the recitals.

“Settlement Date” means, in respect of a Warrant that is exercised hereunder, the third Trading Day immediately following the Exercise Date for such Warrant, subject to Section 5.01(c).

“Subsidiary” means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

“Trading Day” means (i) if the applicable security is listed on the New York Stock Exchange, a day on which trades may be made thereon or (ii) if the applicable security is listed or admitted for trading on the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or other national securities exchange or market, a day on which the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or such other national securities exchange or market is open for business or (iii) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

“Trigger Event” has the meaning set forth in Section 5.03.

“Unit of Reference Property” has the meaning set forth in Section 5.09.

“Unit Value” has the meaning set forth in Section 5.09(c).

“Valuation Period” has the meaning set forth in Section 5.01(c).

“Vice President” means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president” of the Company.

“Voting Stock” means Capital Stock having the right to vote for the election of directors under ordinary circumstances.

“Warrant” means a warrant of the Company exercisable for one share of Common Stock as provided herein, and issued pursuant to this Warrant Agreement with the terms, conditions and rights set forth in this Warrant Agreement.

“Warrant Agent” means Computershare Trust Company, N.A., in its capacity as warrant agent hereunder.

“Warrant Certificate” means any certificate representing Warrants satisfying the requirements set forth in Section 2.03.

“Warrant Register” has the meaning set forth in Section 2.05.

“Warrantholder” means each Person in whose name Warrants are registered in the Warrant Register.

ARTICLE 2
Issuance, Execution and Transfer of Warrants

Section 2.01.  Issuance of Warrants.  (a) The Company shall execute and deliver to the Warrant Agent, for authentication and delivery to the Initial Warrantholder on the Exchange Date, a single Certificated Warrant in the name of the Initial Warrantholder, together with an Authentication Order with respect thereto, evidencing an initial aggregate Number of Warrants equal to 362,391,305 (such Number of Warrants subject to adjustment from time to time as described herein).  The Warrant Agent shall, upon receipt of such Certificated Warrant and Authentication Order, authenticate and deliver such Certificated Warrant to the Initial Warrantholder in accordance with Section 2.02 and register the Initial Warrantholder as the Warrantholder of such Warrants in accordance with Section 2.05.  All such Warrants shall be dated as of the Exchange Date.

(b)           Except as set forth in Section 2.05 and Section 6.02, the Warrants issued to the Initial Warrantholder on the Exchange Date shall be the only Warrants issued or outstanding under this Warrant Agreement.

(c)           All Warrants issued under this Warrant Agreement shall in all respects be equally and ratably entitled to the benefits hereof, without preference, priority, or distinction on account of the actual time of the issuance and authentication or any other terms thereof.

Section 2.02.  Execution and Authentication of Warrants.  (a) Warrants shall be executed on behalf of the Company by any of the Chairman, any Executive Vice President, any Senior Vice President, and any Vice President of the Company and attested by its Secretary or any one of its Assistant Secretaries. The signature of any of these officers on Warrants may be manual or facsimile. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Warrant that has been duly authenticated and delivered by the Warrant Agent.

(b)           Warrants bearing the manual or facsimile signatures of individuals, each of whom was, at the time he or she signed such Warrant or his or her facsimile signature was affixed to such Warrant, as the case may be, a proper officer of the Company, shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Warrants or did not hold such offices at the date of such Warrants.

(c)           No Warrant shall be entitled to any benefit under this Warrant Agreement or be valid or obligatory for any purpose unless there appears on such Warrant a certificate of authentication substantially in the form provided for herein executed by the Warrant Agent by manual or facsimile signature, and such certificate upon any Warrant shall be conclusive evidence, and the only evidence, that such Warrant has been duly authenticated and delivered hereunder.

Section 2.03.  Form of Warrant Certificates.    Each Warrant Certificate shall be in substantially the form set forth in Exhibit D hereto and shall have such insertions as are appropriate or required or permitted by this Warrant Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, (a) as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, (b) such as may be required to comply with this Warrant Agreement, any law or any rule of any securities exchange on which Warrants may be listed, and (c) such as may be necessary to conform to customary usage.

Section 2.04.  Transfer Restrictions and Legends. (a) (i) Each Warrant issued hereunder shall bear the legend set forth in Exhibit A hereto.

(ii)           Warrants may not be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of by a Warrantholder except (A) in compliance with applicable transfer restrictions, if any, set forth in Section [2.02] of the Registration Rights Agreement and (B)(I) to the Company or a subsidiary thereof, (II) pursuant to a registration statement covering the resale of such Warrants that has become effective under the Securities Act, (III) pursuant to an exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act or (IV) to the New VEBA pursuant to the Amended Settlement Agreement.  Prior to the registration of any transfer in accordance with clause (B)(III) above, the Company and the Warrant Agent reserve the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required by either of them in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws. No representation is made hereby of otherwise by the Company as to the availability of any exemption from the registration requirements of the Securities Act.

(iii)           Any Warrants as to which such restrictions on transfer shall have expired in accordance with their terms such that they can be freely sold without limits under the Securities Act and any applicable state securities law may, upon surrender of the Warrant Certificates representing such Warrants for exchange pursuant to Section 2.05 in accordance with the procedures of the Warrant Agent (together with any legal opinions, certifications or other evidence as may reasonably be required by the Company or the Warrant Agent in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws), be exchanged for a new Warrant Certificate for a like Number of Warrants, which shall not bear such legend.

(b)           (i)    All shares of Common Stock issued to a Warrantholder upon exercise of a Warrant shall bear the legend set forth in Exhibit B hereto.

(ii)           Shares of Common Stock issued to a Warrantholder upon exercise of a Warrant may not be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of by such Warrantholder except (A) in compliance with applicable transfer restrictions, if any, set forth in Section [2.02] of the Registration Rights Agreement, (B) prior to October 1, 2012, only if the Closing Sale Price of the Common Stock was greater than 120% of the then current Exercise Price for at least 20 Trading Days in the 30 consecutive Trading Days ending on the last Trading Day of the preceding calendar quarter, and (C)(I) to the Company or a subsidiary thereof, (II) pursuant to a registration statement covering the resale of such Common Stock that has become effective under the Securities Act, (III) pursuant to an exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act or (IV) to the New VEBA pursuant to the Amended Settlement Agreement.  Prior to the registration of any transfer in accordance with clause (C)(III) above, the Company and the transfer agent for such shares of Common Stock reserve the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required by either of them in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws. No representation is made hereby of otherwise by the Company as to the availability of any exemption from the registration requirements of the Securities Act.

(iii)           Any such shares of Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms such that the shares of Common Stock can be freely sold without limits under the Securities Act and any applicable state securities law may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock (together with any legal opinions, certifications or other evidence as may reasonably be required by the Company or the transfer agent in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws), be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear such legend.

(c)           Any Warrant that is purchased or owned by the Company or any “affiliate” thereof (as defined under Rule 144 under the Securities Act) may not be resold by the Company or such affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Warrants no longer being “restricted securities” (as defined in Rule 144 under the Securities Act).

(d)           Prior to October 1, 2012, shares of Common Stock issued to a Warrantholder upon exercise of a Warrant may not be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of by such Warrantholder unless the Closing Sale Price of the Common Stock was greater than 120% of the then current Exercise Price for at least 20 Trading Days in the 30 consecutive Trading Days ending on the last Trading Day of the preceding calendar quarter.

Section 2.05.  Transfer, Exchange and Substitution. (a) Warrants shall be issued in registered form only.  The Company shall cause to be kept at the office of the Warrant Agent, and the Warrant Agent shall maintain, a register (the “Warrant Register”) in which the Company shall provide for the registration of Warrants and transfers, exchanges or substitutions of Warrants as herein provided.  All Warrants issued upon any registration of transfer or exchange of or substitution for Warrants shall be valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Warrant Agreement, as Warrants surrendered for such registration of transfer, exchange or substitution.

(b)           A Warrantholder may transfer a Warrant only upon surrender of such Warrant for registration of transfer.  Warrants may be presented for registration of transfer and exchange at the offices of the Warrant Agent with a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by such Warrantholder or by such Warrantholder’s attorney, duly authorized in writing. Such Warrantholder will also provide a written certificate (substantially in the form of Exhibit E hereto) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such Warrants.  The Warrant Agent shall be entitled to conclusively rely upon any such certification in connection with the transfer of a Warrant hereunder and shall have no responsibility to monitor or verify whether any such transfer complies with the requirements hereunder or otherwise complies with the Securities Act.  No such transfer shall be effected until, and the transferee shall succeed to the rights of a Warrantholder only upon, final acceptance and registration of the transfer in the Warrant Register by the Warrant Agent.  Prior to the registration of any transfer of a Warrant by a Warrantholder as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the Person in whose name Warrants are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding.

(c)           Every Warrant presented or surrendered for registration of transfer or for exchange or substitution shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company and the Warrant Agent, by the holder thereof or such Warrantholder’s attorney duly authorized in writing.

(d)           When Warrants are presented to the Warrant Agent with a request to register the transfer of, or to exchange or substitute, such Warrants, the Warrant Agent shall register the transfer or make the exchange or substitution as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied, which requirements may include, as applicable, the signature guarantee of a guarantor institution approved by The Securities Transfer Association.  To permit registrations of transfers, exchanges and substitutions, the Company shall execute Warrant Certificates at the Warrant Agent’s request and the Warrant Agent shall countersign and deliver such Warrant Certificates.  No service charge shall be made for any registration of transfer or exchange of or substitution for Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

(e)           If less than all Warrants represented by a Certificated Warrant are transferred, exchanged or substituted in accordance with this Warrant Agreement, the Warrant Certificate shall be surrendered to the Warrant Agent and a new Warrant Certificate for a Number of Warrants equal to the Warrants represented by such Warrant Certificate that were not transferred, exchanged or substituted, registered in such name or names as may be directed in writing by the surrendering Warrantholder, shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign such new Warrant Certificate and shall deliver such new Warrant Certificate to the Person or Persons entitled to receive the same.

Section 2.06.  Global Warrants.  (a) The Warrants shall initially be issued in the form of Certificated Warrants.  However, if the Warrants are sold pursuant to an effective registration statement covering the resale of such Warrants filed with the SEC, or at any other time selected by the Company, any Certificated Warrants may be presented to the Warrant Agent by Warrantholders in exchange for one or more Global Warrants up to the aggregate Number of Warrants then outstanding, to be registered in the name of the Depositary, or its nominee, and delivered by the Warrant Agent to the Depositary, or its custodian, for crediting to the accounts of its participants pursuant to the procedures of the Depositary.  Upon such presentation, the Company shall execute a Global Warrant in such aggregate principal amount and deliver the same to the Warrant Agent for authentication and delivery in accordance with Section 2.02.

(b)           Any Global Warrant shall bear the legend substantially in the form set forth in Exhibit C hereto (the “Global Warrant Legend”).

(c)           So long as a Global Warrant is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Warrant Agreement with respect to the Global Warrant held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes.  Accordingly, any such owner’s beneficial interest in such Global Warrant will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members, and neither the Company nor the Warrant Agent shall have any responsibility with respect to such records maintained by the Depositary or its nominee or its Agent Members.  Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Warrantholder.

(d)           Any holder of a Global Warrant registered in the name of the Depositary or its nominee shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in Warrants represented thereby shall be required to be reflected in book-entry form.

(e)           Transfers of a Global Warrant registered in the name of the Depositary or its nominee shall be limited to transfers in whole, and not in part, to the Company, the Depositary, their successors, and their respective nominees.  Interests of beneficial owners in a Global Warrant registered in the name of the Depositary or its nominee shall be transferred in accordance with the rules and procedures of the Depositary.

(f)           A Global Warrant registered in the name of the Depositary or its nominee shall be exchanged for Certificated Warrants only if (i) the Depositary (A) has notified the Company that it is unwilling or unable to continue as or ceases to be a clearing agency registered under Section 17A of the Exchange Act and (B) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days or (ii) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days.  In any such event, a Global Warrant registered in the name of the Depositary or its nominee shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary, in exchange for such beneficial owner’s beneficial interest in such Global Warrant, Certificated Warrants representing, in the aggregate, the Number of Warrants theretofore represented by such Global Warrant with respect to such beneficial owner’s respective beneficial interest.  Any Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to this Section 2.06(f) shall not bear the Global Warrant Legend.  Interests in the Global Warrant may not be exchanged for Certificated Warrants other than as provided in this Section 2.06(f).

(g)           The holder of a Global Warrant registered in the name of the Depositary or its nominee may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Warrantholder is entitled to take under this Warrant Agreement or the Warrant.

Section 2.07.  Surrender of Warrant Certificates; Cancellation.  Any Warrant Certificate surrendered for registration of transfer, exchange, substitution or exercise of Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article 2 in case of an exchange, transfer or substitution, or Article 3 in case of the exercise of less than all Warrants represented thereby, or Section 6.02 in case of mutilation, no Warrant Certificate shall be issued hereunder in lieu thereof.  The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct.

ARTICLE 3
Exercise and Settlement of Warrants

Section 3.01.  Exercise of Warrants. At any time prior to 5:00 p.m., New York City time, on the Expiration Date, a Warrantholder shall be entitled to exercise, in accordance with this Article 3, the full Number of Warrants represented by any Warrant Certificate then registered in such Warrantholder’s name (which may include fractional Warrants) or any portion thereof (which shall not include any fractional Warrants).  Any Warrants not exercised prior to such time shall expire unexercised.

Section 3.02.  Procedure for Exercise.  (a) To exercise a Warrant (i) in the case of a Certificated Warrant, the Warrantholder must surrender the Warrant Certificate evidencing such Warrant at the principal office of the Warrant Agent (or successor warrant agent), with the Exercise Notice set forth on the reverse of the Warrant Certificate duly completed and executed, together with any applicable transfer taxes as set forth in Section 7.02(b), or (ii) in the case of a Global Warrant, the Warrantholder must comply with the procedures established by the Depositary for the exercise of Warrants.

(b)           The date on which a Warrantholder complies with the requirements for exercise set forth in this Section 3.02 in respect of a Warrant is the “Exercise Date” for such Warrant.  However, if such date is not a Trading Day or the Warrantholder satisfies such requirements after the Close of Business on a Trading Day, then the Exercise Date shall be the immediately succeeding Trading Day, unless that Trading Day falls after the Expiration Date, in which case the Exercise Date shall be the immediately preceding Trading Day.

Section 3.03.  Settlement of Warrants.  (a) Full Physical Settlement shall apply to each Warrant unless the Warrantholder elects for Net Share Settlement to apply upon exercise of such Warrant.  Such election shall be made (i) in the case of a Certificated Warrant, in the Exercise Notice for such Warrant, or (ii) in the case of a Global Warrant, in accordance with the procedures established by the Depositary for the exercise of Warrants.

(b)           If Full Physical Settlement is applicable with respect to the exercise of a Warrant, then, for each Warrant exercised hereunder (i) prior to 11:00 a.m., New York City time, on the Settlement Date for such Warrant, the Warrantholder shall pay the Exercise Price (determined as of such Exercise Date) by federal wire or other immediately available funds payable to the order of the Company to the account maintained by the Warrant Agent and notified to the Warrantholder in accordance with Section 7.18, and (ii) on the Settlement Date, following receipt by the Warrant Agent of such Exercise Price, the Company shall cause to be delivered to the Warrantholder one share of Common Stock (the “Full Physical Share Amount”), together with Cash in respect of any fractional Warrant as provided in Section 3.06.

(c)           If Net Share Settlement is applicable with respect to the exercise of a Warrant, then, for each Warrant exercised hereunder, on the Settlement Date for such Warrant, the Company shall cause to be delivered to the Warrantholder a number of shares of Common Stock (which in no event will be less than zero) (the “Net Share Amount”) equal to (i) the Closing Sale Price on the relevant Exercise Date, minus the Exercise Price (determined as of such Exercise Date), divided by (ii) such Closing Sale Price, together with Cash in respect of any factional shares or fractional Warrants as provided in Section 3.06.

Section 3.04.  Delivery of Common Stock.  (a) In connection with the delivery of shares of Common Stock to an exercising Warrantholder pursuant to Section 3.03(b) or Section 3.03(c), as the case may be, the Warrant Agent shall:

(i)           (A) if such shares of Common Stock are in book-entry form at the Depositary, deliver Common Stock by electronic transfer (with the assistance of the Company and the transfer agent of Common Stock, if necessary) to such Warrantholder’s account, or any other account as such Warrantholder may designate, at the Depositary or at an Agent Member, or (B) if such shares of Common Stock are not in book-entry form at the Depositary, requisition from the transfer agent of the Common Stock and deliver to or upon the order of such Warrantholder a certificate or certificates, in each case with legends thereon as appropriate (as determined by the Company) and for the number of full shares of Common Stock to which such Warrantholder is entitled, registered in such name or names as may be directed by such Warrantholder;

(ii)           deliver Cash to such Warrantholder in respect of any fractional shares or fractional Warrants, as provided in Section 3.06; and

(iii)           if the Number of Warrants represented by a Warrant Certificate shall not have been exercised in full, deliver a new Warrant Certificate, countersigned by the Warrant Agent, for the balance of the number of Warrants represented by the surrendered Warrant Certificate.

(b)           Each Person in whose name any shares of Common Stock are issued shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date or, in the case of a Warrant subject to Full Physical Settlement only, the date of payment by the Warrantholder of the Exercise Price in accordance with Section 3.03(b), if later.  However, if any such date is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the Close of Business on the next succeeding date on which the stock transfer books are open.

Section 3.05.  Payments to the Company.  (a) All funds received by the Warrant Agent upon exercise of any Warrants shall be deposited by the Warrant Agent for the account of the Company at [specify bank] promptly following receipt of such funds by the Warrant Agent, unless the Company has previously instructed otherwise in writing.

(b)           Promptly after the Warrant Agent shall have taken the action required under Section 3.04 (or at such later time as may be mutually agreeable to the Company and the Warrant Agent), the Warrant Agent shall account to the Company with respect to any Warrants exercised (including, without limitation, with respect to any Exercise Price paid to the Warrant Agent).  The Company shall reimburse the Warrant Agent for any amounts paid by the Warrant Agent in respect of a fractional share or fractional Warrant upon such exercise in accordance with Section 3.06 hereof.

(c)           The Company acknowledges that any bank accounts maintained by the Warrant Agent in connection with the services provided hereunder will be established and maintained in the name of the Paying Agent.  The Company shall not be entitled to any interest on any funds received or held by the Warrant Agent pursuant to the terms of this Agreement.

Section 3.06.  No Fractional Shares to Be Issued. (a) Notwithstanding anything to the contrary in this Warrant Agreement, the Company shall not be required to issue any fraction of a share of Common Stock upon exercise of any Warrants.

(b)           If any fraction of a Warrant shall be exercised hereunder, the Company shall pay the relevant Warrantholder Cash in lieu of the corresponding fraction of a share of Common Stock valued at the Closing Sale Price on the Exercise Date.  However, if more than one Warrant shall be exercised hereunder at one time by the same Warrantholder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of all Warrants (including any fractional Warrants) so exercised.  If any fraction of a share of Common Stock would, except for the provisions of this Section 3.06, be issuable on the exercise of any Warrant or Warrants (including any fractional Warrants), the Company shall pay the Warrantholder Cash in lieu of such fractional shares valued at the Closing Sale Price on the Exercise Date.

(c)           Each Warrantholder, by its acceptance of a Warrant Certificate, expressly waives its right to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 3.07.  Acquisition of Warrants by Company.  The Company shall have the right, except as limited by law, to purchase or otherwise to acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate and shall have agreed with the holder of such Warrants.

Section 3.08.  Direction of Warrant Agent.  (a) The Company shall be responsible for performing all calculations required in connection with the exercise and settlement of the Warrants and the payment or delivery, as the case may be, of Cash and/or Common Stock as described in this Article 3.  In connection therewith, the Company shall provide prompt written notice to the Warrant Agent of the amount of Cash and the number of shares of Common Stock payable or deliverable, as the case may be, upon exercise and settlement of the Warrants, including, without limitation, the Net Share Amount and the Full Physical Share Amount.

(b)           Any Cash to be paid, or Common Stock to be delivered, to the Warrantholders hereunder shall be delivered to the Warrant Agent no later than the Business Day immediately preceding the date such consideration is required to be delivered to the Warrantholders.

(c)           The Warrant Agent shall have no liability for any failure or delay in performing its duties hereunder caused by any failure or delay of the Company in providing such calculations or items to the Warrant Agent.  The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or Units of Reference Property that may at any time be issued or delivered upon the exercise of any Warrant, and it makes no representation with respect thereto.  The Warrant Agent shall not be responsible for any failure of the Company to make any Cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or Units of Reference Property, or to comply with any of the covenants of the Company contained in this Article 3.

ARTICLE 4
Exercise of Warrants in Connection with a Designated Event

Section 4.01.  Adjustment to Exercise Price Upon Designated Event. (a) If a Designated Event occurs prior to January 1, 2011 and a Warrantholder elects to exercise its Warrants in connection with such Designated Event, the Company shall reduce the Exercise Price for the Warrants exercised by an amount (the “Exercise Price Reduction”) and increase the Number of Warrants for the relevant Warrant Certificate (or portion thereof) as described in this Article 4.  An exercise of a Warrant shall be deemed for the purposes of this Section 4.01 to be “in connection with” a Designated Event if the Exercise Date for such Warrant falls during the period commencing on the effective date of the relevant Designated Event (the “Effective Date”) and ending on the 30th calendar day following the Effective Date for such Designated Event.

(b)           Notwithstanding Section 4.01(a), the Exercise Price shall not be reduced (and the Number of Warrants for the relevant Warrant Certificate (or portion thereof) shall not be correspondingly increased) in the case of any Designated Event if at least 90% of the consideration, excluding Cash payments for fractional shares of Common Stock and Cash payments made pursuant to dissenters’ appraisal rights, in a transaction otherwise constituting a Designated Event consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded on a U.S. national securities exchange, or will be so traded immediately following such transaction, and as a result of such transaction the Warrants become exercisable solely for such consideration.

Section 4.02.  Notice of Designated Event.  (a) Within 15 calendar days after the Effective Date of any Designated Event, the Company shall mail a written notice of such Designated Event by first-class mail to the Warrant Agent and to each Warrantholder.  The notice must state the events causing, and the Effective Date of, such Designated Event.  If the Company fails to provide such notice within 15 calendar days of the Effective Date, the period during which Warrantholders may exercise their Warrants and receive the relevant Exercise Price Reduction (and the corresponding increase in the Number of Warrants for the relevant Warrant Certificate (or portion thereof)) will be extended by the number of calendar days that such notification is delayed or not otherwise provided to Warrantholders beyond the specified notice deadline.

(b)           The Company shall mail a notice to Warrantholders and issue a press release through Dow Jones & Company, Inc. or Bloomberg Business News or other similarly broad public medium that is customary for such press releases no later than 10 days prior to the anticipated Effective Date for any Designated Event. The failure to deliver such notice or issue such press release shall not affect the validity of such transaction.

Section 4.03.  Exercise Price Reduction. (a) The amount of the Exercise Price Reduction with respect to Warrants exercised in connection with any Designated Event shall be determined by reference to the table below in Section 4.03(c) and shall be based on the Effective Date of, and the Applicable Price for, such Designated Event.

(b)           The Applicable Prices set forth in the first row of the table below (i.e., the column headers), and the Exercise Price Reduction amounts set forth in the table below, shall each be adjusted at the same time and in the manner as the Exercise Price as set forth in Article 5.

(c)           The following table sets forth the amount of the Exercise Price Reduction for given Applicable Prices and Effective Dates:

	Applicable Prices
Effective Date	$8.00	$9.00	$10.00	$12.00	$14.00	$16.00	$18.00	$20.00	$25.00	$30.00	$40.00
January 1, 2009	$1.2000	$1.2000	$1.2000	$1.2000	$1.1080	$0.9282	$0.7967	$0.6967	$0.5279	$0.4220	$0.2945
January 1, 2010	$1.2000	$1.2000	$1.2000	$1.1508	$0.9098	$0.7491	$0.6362	$0.5531	$0.4171	$0.3337	$0.2339
January 1, 2011	$1.2000	$1.2000	$1.2000	$0.8830	$0.6670	$0.5353	$0.4491	$0.3886	$0.2935	$0.2360	$0.1665

(d)           If the exact Applicable Price and/or Effective Date are not set forth in the table above, then:

(i)           if the actual Applicable Price is between two Applicable Prices in the table or the Effective Date is between two Effective Dates in the table, the Exercise Price Reduction shall be determined by a straight-line interpolation between the Exercise Price Reduction set forth for the higher and lower Applicable Prices and/or the earlier and later Effective Dates in the table, based on a 365-day year, as applicable;

(ii)           if the actual Applicable Price is equal to or in excess of $40.00 per share, subject to adjustment as set forth in Section 4.03(b), the Exercise Price shall not be reduced pursuant to this Section 4.03 (and there shall be no corresponding increase to the Number of Warrants for the relevant Warrant Certificate (or portion thereof) pursuant to Section 4.04) upon exercise of any Warrant in connection with the relevant Designated Event; and

(iii)           if the Applicable Price is equal to or less than $8.00 per share, subject to adjustment as set forth in Section 4.03(b), the Exercise Price shall not be reduced pursuant to this Section 4.03 (and there shall be no corresponding increase to the Number of Warrants for the relevant Warrant Certificate (or portion thereof) pursuant to Section 4.04) upon exercise of any Warrant in connection with the relevant Designated Event.

(e)           Notwithstanding the foregoing, in no event shall the Company reduce the Exercise Price if the reduction would cause the Exercise Price to fall below $8.00, such price subject to adjustment at the same time and in the same manner as the Exercise Price as set forth in Article 5.

Section 4.04.  Adjustment to Number of Warrants.   If the Exercise Price for any Warrants that are exercised in connection with a Designated Event is reduced pursuant to Section 4.03, the Number of Warrants for the exercised Warrant Certificate (or portion thereof) shall concurrently be increased by multiplying the Number of Warrants for such exercised Warrant Certificate (or portion thereof) prior to such increase by a fraction, (i) the numerator of which is the Exercise Price prior to giving effect to such Exercise Price Reduction and (ii) the denominator of which is the Exercise Price after giving effect to such Exercise Price Reduction.

ARTICLE 5
Adjustments

Section 5.01.  Adjustments to Exercise Price. The Exercise Price for the Warrants shall be subject to adjustment (without duplication) upon the occurrence of any of the following events:

(a)           The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Exercise Price shall be adjusted based on the following formula:

EP1	=	EP0	x	OS0
OS1

where:

EP0	=
the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be;

EP1	=
the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be;

OS0	=
the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, subdivision or combination.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend or distribution or subdivision or combination of the type described in this Section 5.01(a) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price that would then be in effect if such dividend or distribution or subdivision or combination had not been declared or announced, as the case may be.

(b)           The issuance to all holders of Common Stock of rights or warrants entitling them for a period expiring 60 days or less from the date of issuance of such rights or warrants to purchase shares of Common Stock (or securities convertible into Common Stock) at less than (or having a conversion price per share less than) the Current Market Price of Common Stock, in which event the Exercise Price will be adjusted based on the following formula:

EP1	=	EP0	x	OS0 + Y
OS0 + X

where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such issuance;

EP1	=	the Exercise Price in effect immediately after the Close of Business on the Record Date for such issuance;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such issuance;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, warrants or convertible securities; and

Y	=	the aggregate price payable to exercise such rights, warrants or convertible securities divided by the Current Market Price.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such issuance.  In the event that the issuance of such rights, warrants or convertible securities is announced but such rights, warrants or convertible securities are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the Record Date for such issuance had not occurred.  To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, warrants or convertible securities, upon the expiration, termination or maturity of such rights, warrants or convertible securities, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such rights, warrants or convertible securities been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.  In determining the aggregate price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, as well as any consideration received in connection with the conversion of any convertible securities issued upon exercise of such rights or warrants, and the value of such consideration, if other than Cash, shall be determined in good faith by the Board of Directors.

(c)           The dividend or other distribution to all holders of Common Stock of shares of the Company’s Capital Stock (other than Common Stock) or evidences of the Company’s indebtedness, rights or warrants to purchase the Company’s securities, or the Company’s assets (excluding any dividend, distribution or issuance covered by clauses (a) or (b) above or (d) or (e) below), in which event the Exercise Price will be adjusted based on the following formula:

EP1	=	EP0	x	SP0 - FMV
SP0

where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;

EP1	=	the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution;

SP0	=	the Current Market Price; and

FMV	=
the fair market value (as determined in good faith by the Board of Directors), on the Record Date for such dividend or distribution, of the shares of Capital Stock, evidences of indebtedness or assets so distributed, expressed as an amount per share of Common Stock.

Such decrease shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such distribution had not been declared or announced.

However, if the transaction that gives rise to an adjustment pursuant to this clause (c) is one pursuant to which the payment of a dividend or other distribution on Common Stock consists of shares of capital stock of, or similar equity interests in, a subsidiary of the Company or other business unit of the Company (i.e., a spin-off) that are, or, when issued, will be, traded or quoted on the New York Stock Exchange or any other national or regional securities exchange or market, then the Exercise Price will instead be adjusted based on the following formula:

EP1	=	EP0	x	MP0
MP0 + FMV

where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;

EP1	=	the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution;

FMV	=
the average of the Closing Sale Prices of the Capital Stock or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Days commencing on, and including, the third Trading Day after the Ex-Date for such dividend or distribution (the “Valuation Period”); and

MP0	=	the average of the Closing Sale Prices of the Common Stock over the Valuation Period for such dividend or distribution.

Such decrease shall be made immediately after the Close of Business on the last Trading Day of the Valuation Period for such dividend or distribution, but shall be given effect immediately after the Close of Business on the Record Date for such dividend or distribution.  To the extent that the Exercise Date for any Warrant occurs during the Valuation Period for such dividend or distribution, the Settlement Date for such Warrants shall be postponed to the third Business Day immediately following the last Trading Day of such Valuation Period.  In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such distribution had not been declared or announced.

(d)           Dividends or other distributions consisting exclusively of Cash to all holders of Common Stock, in which event the Exercise Price will be adjusted based on the following formula:

EP1	=	EP0	x	SP0 - C
SP0

where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;

EP1	=	the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution;

SP0	=	the Current Market Price; and

C	=	the amount in Cash per share that the Company distributes to holders of Common Stock for such dividend or distribution.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution. In the event that such dividend or distribution declared or announced but is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared or announced.

(e)           The Company or one or more subsidiaries of the Company make purchases of Common Stock pursuant to a tender offer or exchange offer (other than offers not subject to Rule 13e-4 under the Exchange Act) by the Company or a subsidiary of the Company for the Common Stock, to the extent that the Cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the Closing Sale Price per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Offer Expiration Date”), in which event the Exercise Price will be adjusted based on the following formula:

EP1	=	EP0	x	OS0 x SP1
FMV + (SP1 x OS1)

where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Trading Day next succeeding the Offer Expiration Date;

EP1	=	the Exercise Price in effect immediately after the Close of Business on the Trading Day next succeeding the Offer Expiration Date;

FMV	=
the fair market value (as determined by the Board of Directors), on the Offer Expiration Date, of the aggregate value of all Cash and any other consideration paid or payable for shares of Common Stock validly tendered or exchanged and not withdrawn as of the Offer Expiration Date (the “Purchased Shares”);

OS1	=	the number of shares of Common Stock outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “Offer Expiration Time”) less any Purchased Shares;

OS0	=	the number of shares of Common Stock outstanding as of the Offer Expiration Time, including any Purchased Shares; and

SP1	=	the Closing Sale Price of Common Stock on the Trading Day next succeeding the Offer Expiration Date.

An adjustment, if any, to the Exercise Price pursuant to this clause (e) shall become effective immediately prior to the Open of Business on the second Trading Day immediately following the Offer Expiration Date.  In the event that the Company or a subsidiary of the Company is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such tender offer or exchange offer had not been made.  Except as set forth in the preceding sentence, if the application of this clause (e) to any tender offer or exchange offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer or exchange offer under this clause (e).

(f)           For the purposes of Section 5.01(a), (b) and (c), any dividend or distribution to which Section 5.01(c) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (i) a dividend or distribution of the indebtedness, assets or shares of Capital Stock other than such shares of Common Stock or rights or warrants (and any Exercise Price adjustment required by Section 5.01(c) with respect to such dividend or distribution shall be made in respect of such dividend or distribution (without regard to the parenthetical in Section 5.01(c) that begins with the word “excluding”)) (ii) immediately followed by a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price adjustment required by Section 5.01 with respect to such dividend or distribution shall then be made), except any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the Close of Business on the Record Date.”

Section 5.02.  Adjustments to Number of Warrants.   Concurrently with any adjustment to the Exercise Price under Section 5.01, the Number of Warrants for each Warrant Certificate will be adjusted such that the Number of Warrants for each such Warrant Certificate in effect immediately following the effectiveness of such adjustment will be equal to the Number of Warrants for each such Warrant Certificate in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

Section 5.03.  Certain Distributions of Rights and Warrants. (a) Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a “Trigger Event”):

(i)           are deemed to be transferred with such shares of Common Stock;

(ii)           are not exercisable; and

(iii)           are also issued in respect of future issuances of Common Stock,

shall be deemed not to have been distributed for purposes of Article 5 (and no adjustment to the Exercise Price or the Number of Warrants under this Article 5 will be made) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exercise Price and the Number of Warrants for each Warrant Certificate shall be made under this Article 5 (subject in all respects to Section 5.04).

(b)           If any such right or warrant is subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights or warrants with such rights (subject in all respects to Section 5.04).

(c)           In addition, except as set forth in Section 5.04, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in Section 5.03(b)) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Price and the Number of Warrants for each Warrant Certificate under Article 5 was made (including any adjustment contemplated in Section 5.04):

(i)           in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by the holders thereof, the Exercise Price and the Number of Warrants for each Warrant Certificate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a Cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase; and

(ii)           in the case of such rights or warrants that shall have expired or been terminated without exercise by the holders thereof, the Exercise Price and the Number of Warrants for each Warrant Certificate shall be readjusted as if such rights and warrants had not been issued.

Section 5.04.  Shareholder Rights Plans. If a Company shareholders rights plan under which any rights are issued provides that each share of Common Stock issued upon exercise of Warrants at any time prior to the distribution of separate certificates representing such rights shall be entitled to receive such rights, prior to the separation of such rights from the Common Stock, the Exercise Price and the Number of Warrants for each Warrant Certificate shall not be adjusted pursuant to Section 5.01.  If, however, prior to any exercise of a Warrant, such rights have separated from the Common Stock, the Exercise Price and the Number of Warrants for each Warrant Certificate shall be adjusted at the time of separation as if the Company dividended or distributed to all holders of Common Stock, the Company’s Capital Stock, evidences of the Company’s indebtedness, certain rights or warrants to purchase the Company’s securities or other of the Company’s assets as described in Section 5.01(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 5.05.  Other Adjustments if Net Share Settlement Applies.  To the extent Net Share Settlement applies to the exercise of any Warrant, the Board of Directors shall make appropriate adjustments to the amount of Cash or number of shares of Common Stock, as the case may be, due upon exercise of the Warrant, as may be necessary or appropriate to effectuate the intent of this Article 5 and to avoid unjust or inequitable results as determined in its good faith judgment, to account for any adjustment to the Exercise Price and the Number of Warrants for the relevant Warrant Certificate that becomes effective, or any event requiring an adjustment to the Exercise Price and the Number of Warrants for the relevant Warrant Certificate where the Record Date or effective date (in the case of a subdivision or combination of the Common Stock) of the event occurs, during the period beginning on, and including, the Exercise Date and ending on, and including, the related Settlement Date.

Section 5.06.  Discretionary Adjustments.  The Company may from time to time, to the extent permitted by law and subject to applicable rules of the New York Stock Exchange, decrease the Exercise Price and/or increase the Number of Warrants for each Warrant Certificate by any amount for any period of at least 20 days.  In that case, the Company shall give the Warrantholders at least 15 days’ prior notice of such increase or decrease, and such notice shall state the decreased Exercise Price and/or increased Number of Warrants for each Warrant Certificate and the period during which the decrease and/or increase will be in effect.  The Company may make such decreases in the Exercise Price and/or increases in the Number of Warrants for each Warrant Certificate, in addition to those set forth in this Article 5, as the Company’s Board of Directors deems advisable, including to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

Section 5.07.  Restrictions on Adjustments.  (a) Except in accordance with Section 5.01, the Exercise Price and the Number of Warrants for any Warrant Certificate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing.

(b)           Neither the Exercise Price nor the Number of Warrants for any Warrant Certificate will be adjusted:

(i)           upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan; or

(ii)           for a change in the par value of the Common Stock.

(c)           In no event will the Company adjust the Exercise Price or make a corresponding adjustment to the Number of Warrants for any Warrant Certificate to the extent that the adjustment would reduce the Exercise Price below the par value per share of Common Stock.

(d)           Notwithstanding anything in this Article 5 to the contrary, the Exercise Price will not be adjusted, and no corresponding adjustment shall be made to the Number of Warrants for any Warrant Certificate, to the extent that the Exercise Price, as adjusted in accordance with Section 5.01, would be reduced below $8.00 (such price subject to adjustment in the same manner and at the same time as adjustments to the Exercise Price pursuant to this Article 5).

(e)           No adjustment shall be made to the Exercise Price or the Number of Warrants for any Warrant Certificate for any of the transactions described in Section 5.01 if the Company makes provisions for Warrantholders to participate in any such transaction without exercising their Warrants on a basis and with notice that the Board of Directors determines in good faith to be fair and appropriate.

(f)           No adjustment shall be made to the Exercise Price, nor will any corresponding adjustment be made to the Number of Warrants for any Warrant Certificate, unless the adjustment would result in a change of at least 1% of the Exercise Price; provided that any adjustments that are less than 1% of the Exercise Price shall be carried forward and such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1% of the Exercise Price, shall be made (i) annually, on each anniversary of the Exchange Date and (ii) five Business Days prior to the Expiration Date, unless such adjustment has already been made.

(g)           If the Company takes a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment to the Exercise Price or the Number of Warrants for any Warrant Certificate then in effect shall be required by reason of the taking of such record.

Section 5.08.  Deferral of Adjustments.  In any case in which Section 5.01 provides that an adjustment shall become effective immediately after (a) a Record Date for an event, (b) the effective date (in the case of a subdivision or combination of the Common Stock) or (c) the Offer Expiration Date for any tender or exchange offer pursuant to Section 5.01(e) (each a “Determination Date”), the Company may elect to defer, until the later of the date the adjustment to the Exercise Price and Number of Warrants for each Warrant Certificate can be definitively determined and the occurrence of the applicable Adjustment Event (as hereinafter defined), (i) issuing to the Warrantholder of any Warrant exercised after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities or assets issuable upon such exercise by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount in Cash in lieu of any fractional share of Common Stock or fractional Warrant pursuant to Section 3.06.  For the purposes of this Section 5.08, the term “Adjustment Event” shall mean (A) in any case referred to in clause (a) or clause (b) hereof, the occurrence of such event, (B) in any case referred to in clause (c) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

Section 5.09.  Recapitalizations, Reclassifications and Other Changes. (a) If any of the following events occur:

(i)            any recapitalization;

(ii)           any reclassification or change of the outstanding shares of Common Stock (other than changes resulting from a subdivision or combination to which Section 5.01(a) applies);

(iii)           any consolidation, merger or combination involving the Company;

(iv)           any sale or conveyance to a third party of all or substantially all of the Company’s assets; or

(v)           any statutory share exchange,

(each such event a “Reorganization Event”), in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (the “Reference Property”), then, following the effective time of the transaction, the right to receive shares of Common Stock upon exercise of a Warrant shall be changed to a right to receive, upon exercise of such Warrant, the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of one share of Common Stock would have owned or been entitled to receive in connection with such Reorganization Event (such kind and amount of Reference Property per share of Common Stock, a “Unit of Reference Property”).  In the event holders of Common Stock have the opportunity to elect the form of consideration to be received in a Reorganization Event, the type and amount of consideration into which the Warrants shall be exercisable from and after the effective time of such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock in such Reorganization Event.  The Company hereby agrees not to become a party to any Reorganization Event unless its terms are consistent with this Section 5.09.

(b)           At any time from, and including, the effective time of a Reorganization Event:

(i)           if Full Physical Settlement applies upon exercise of a Warrant, the Full Physical Share Amount per Warrant shall be equal to a single Unit of Reference Property;

(ii)           if Net Share Settlement applies upon exercise of a Warrant, the Net Share Amount per Warrant shall be a number of Units of Reference Property calculated as set forth in Section 3.03(c), except that the Closing Sale Price used to determine such Net Share Amount on any Trading Day shall be the Unit Value for such Trading Day;

(iii)           the Company shall pay Cash in lieu of delivering any fraction of a Unit of Reference Property or any fractional Warrant in accordance with Section 3.06 based on the Unit Value as of the Exercise Date; and

(iv)           the Closing Sale Price and the Current Market Price shall be calculated with respect to a Unit of Reference Property.

(c)           The value of a Unit of Reference Property (the “Unit Value”) shall be determined as follows:

(i)           any shares of common stock of the successor or purchasing corporation or any other corporation that are traded on a national or regional stock exchange included in such Unit of Reference Property shall be valued as if such shares were “Common Stock” using procedures set forth in the definition of “Closing Sale Price” in Section 1.01;

(ii)           any other property (other than Cash) included in such Unit of Reference Property shall be valued in good faith by the Board of Directors or by a New York Stock Exchange member firm selected by the Board of Directors; and

(iii)           any Cash included in such Unit of Reference Property shall be valued at the amount thereof.

(d)           On or prior to the effective time of any Reorganization Event, the Company or the successor or purchasing Person, as the case may be, shall execute an amendment to this Warrant Agreement providing that the Warrants shall be exercisable for Units of Reference Property in accordance with the terms of this Section 5.09.  If the Reference Property in connection with any Reorganization Event includes shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then the Company shall use commercially reasonable efforts to cause such amendment to this Warrant Agreement to be executed by such other Person and such amendment shall contain such additional provisions to protect the interests of the Warrantholders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.  Any such amendment to this Warrant Agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 5.  In the event the Company shall execute an amendment to this Warrant Agreement pursuant to this Section 5.09, the Company shall promptly file with the Warrant Agent an Officers’ Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a Unit of Reference Property after the relevant Reorganization Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.  The Company shall cause notice of the execution of amendment to be mailed to each Warrantholder, at its address appearing on the Warrant Register, within 20 Business Days after execution thereof.  Failure to deliver such notice shall not affect the legality or validity of such amendment.

(e)           The above provisions of this Section 5.09 shall similarly apply to successive Reorganization Events.

(f)            If this Section 5.09 applies to any event or occurrence, no other provision of this Article 5 shall apply to such event or occurrence.

(g)           This Section 5.09 does not limit the rights of Warrantholders or the Company’s rights in the event of a Designated Event, including Warrantholders’ right to receive an Exercise Price Reduction and corresponding increase in the Number of Warrants for each Warrant Certificate in connection with a Designated Event under Article 4.

Section 5.10.  Consolidation, Merger and Sale of Assets. (a) The Company may, without the consent of the Warrantholders, consolidate with, merge into or sell, lease or otherwise transfer in one transaction or a series of related transactions the consolidated assets of the Company and its subsidiaries substantially as an entirety to any corporation, limited liability company, partnership or trust organized under the laws of the United States or any of its political subdivisions so long as:

(i)           the successor assumes all the Company’s obligations under this Warrant Agreement and the Warrants; and

(ii)           an Officer’s Certificate and an Opinion of Counsel, each stating that the consolidation, merger, sale, lease or other transfer complies with the provisions of this Warrant Agreement, have been delivered to the Warrant Agent.

(b)           In case of any such consolidation, merger, sale, lease or other transfer and upon any such assumption by the successor corporation, limited liability company, partnership or trust, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor entity thereupon may cause to be signed, and may issue any or all of the Warrants issuable pursuant to this Warrant Agreement which theretofore shall not have been signed by the Company; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Warrant Agreement prescribed, the Warrant Agent shall authenticate and deliver, as applicable, any Warrants that previously shall have been signed and delivered by the officers of the Company to the Warrant Agent for authentication, and any Warrants which such successor entity thereafter shall cause to be signed and delivered to the Warrant Agent for such purpose.

Section 5.11.  Common Stock Outstanding.  For the purposes of this Article 5, the number of shares of Common Stock at any time outstanding shall not include shares held, directly or indirectly, by the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 5.12.  Covenant to Reserve Shares for Issuance on Exercise.  (a) The Board of Directors has authorized and will reserve for issuance such number of shares of Common Stock as the Board of Directors believes will be issuable upon the exercise of all outstanding Warrants for shares of Common Stock (assuming, for purposes of this covenant, that Full Physical Settlement applies to all Warrants exercised hereunder). The Company covenants that all shares of Common Stock that shall be so issuable shall be duly and validly issued, fully paid and non-assessable.

(b)           The Company agrees to authorize and direct its current and future transfer agents for the Common Stock to reserve for issuance the number of shares of Common Stock specified in this Section 5.12.  The Company shall instruct the transfer agent to deliver to the Warrant Agent, upon written request from the Warrant Agent substantially in the form of Exhibit F (or as separately agreed between the Warrant Agent and the transfer agent), stock certificates (or beneficial interests therein) required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Warrant Agreement.  The Company shall pay to the Warrant Agent, as agent for the Warrantholders, any Cash that may be payable as provided in this Article 5.  Promptly after the date of expiration of Warrants, the Warrant Agent shall certify to the Company the aggregate Number of Warrants then outstanding, and thereafter no shares shall be required to be reserved in respect of such Warrants.

(c)           If permitted or required by the rules of any national securities exchange or over the counter market or other domestic market on which the Common Stock is listed at any time, if any, the Company shall apply to have listed or quoted all shares of Common Stock issued upon exercise of the Warrants (other than shares of Common Stock bearing the restrictive legend set forth on Exhibit B hereto) on any such exchange or market.

Section 5.13.  Company’s Determinations Final.  The Company shall be responsible for making all calculations called for under this Warrant Agreement. These calculations include, but are not limited to, the Exercise Date, the Current Market Price, the Closing Sale Price, the Exercise Price, the Number of Warrants for each Warrant Certificate and the number of shares of Common Stock or Units of Reference Property, if any, to be issued upon exercise of any Warrants. The Company shall make the foregoing calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Warrantholders. The Company shall provide a schedule of the Company’s calculations to the Warrant Agent, and the Warrant Agent is entitled to rely upon the accuracy of the Company’s calculations without independent verification.

Section 5.14.  Notice of Adjustments.  Whenever the Exercise Price or the Number of Warrants for each Warrant Certificate is adjusted, the Company shall promptly mail to Warrantholders a notice of the adjustment. The Company shall file with the Warrant Agent such notice and an Officer’s Certificate briefly stating the facts requiring the adjustment and the manner of computing it.  The certificate shall be conclusive evidence that the adjustment is correct, and the Warrant Agent shall not be deemed to have any knowledge of any adjustments unless and until it has received such certificate.  The Warrant Agent shall not be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

Section 5.15.  Warrant Agent Not Responsible for Adjustments or Validity.  The Warrant Agent shall at no time be under any duty or responsibility to any Warrantholder to determine whether any facts exist that may require an adjustment of the Exercise Price and the Number of Warrants for each Warrant Certificate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental agreement provided to be employed, in making the same.  The Warrant Agent shall have no duty to verify or confirm any calculation called for hereunder.  The Warrant Agent shall have no liability for any failure or delay in performing its duties hereunder caused by any failure or delay of the Company in providing such calculations to the Warrant Agent.  The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to this Article 5, and it makes no representation with respect thereto.  The Warrant Agent shall not be responsible for any failure of the Company to make any Cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or scrip upon the surrender of any Warrant for the purpose of exercise or upon any adjustment pursuant to this Article 5, or to comply with any of the covenants of the Company contained in this Article 5.

Section 5.16.  Statements on Warrants.  The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 5, and Warrant Certificates issued after such adjustment may state the same information (other than the adjusted Exercise Price and the adjusted Number of Warrants for such Warrant Certificates) as are stated in the Warrant Certificates initially issued pursuant to this Warrant Agreement.  However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant Certificate that it may deem appropriate and that does not materially adversely affect the interest of the Warrantholders; and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

ARTICLE 6
Other Provisions Relating to Rights of Warrantholders

Section 6.01.  No Rights as Stockholders.  Warrantholders shall not be entitled, by virtue of holding Warrants, to vote, to consent, to receive dividends, to receive notice as stockholders with respect to any meeting of stockholders for the election of the Company’s directors or any other matter, or to exercise any rights whatsoever as the Company’s stockholders unless, until and only to the extent such holders become holders of record of shares of Common Stock issued upon settlement of the Warrants.

Section 6.02.  Mutilated or Missing Warrant Certificates.  If any Warrant at any time is mutilated, defaced, lost, destroyed or stolen, then on the terms set forth in this Warrant Agreement, such Warrant may be replaced at the cost of the applicant (including legal fees of the Company) at the office of the Warrant Agent. The applicant for a new Warrant shall, in the case of any mutilated or defaced Warrant, surrender such Warrant to the Warrant Agent and, in the case of any lost, destroyed or stolen Warrant, furnish evidence satisfactory to the Company of such loss, destruction or theft, and, in each case, furnish evidence satisfactory to the Company of the ownership and authenticity of the Warrant together with such indemnity as the Company may require.  Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.  An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.  All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the substitution for lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the substitution for and replacement of negotiable instruments or other securities without their surrender.

Section 6.03.  Modification, Waiver and Meetings.  (a) This Warrant Agreement may be modified or amended by the Company and the Warrant Agent in writing, without the consent of the holder of any Warrant, for the purposes of, among other things:

(i)           adding covenants for the benefit of the Warrantholders;

(ii)           adding a guarantor or other security for the benefit of the Warrantholders;

(iii)           surrendering any right or power conferred upon the Company;

(iv)           providing for the settlement upon exercise of Warrants if any reclassification or change of Common Stock or any consolidation, merger, sale, lease or other transfer of the consolidated assets of the Company and its subsidiaries substantially as an entirety occurs;

(v)           providing for the assumption of the Company’s obligations in the case of a merger, consolidation, conveyance, sale, lease or other transfer;

(vi)           adjusting the Exercise Price or the Number of Warrants in the manner described in this Warrant Agreement;

(vii)         curing any ambiguity or correcting or supplementing any defective provision contained in this Warrant Agreement; provided that such modification or amendment does not adversely affect the interests of the Warrantholders in any material respect; and

(viii)         adding or modifying any other provisions that the Company may deem necessary or desirable and which will not adversely affect the interests of the Warrantholders in any material respect.

(b)           Modifications and amendments to this Warrant Agreement or to the terms and conditions of Warrants may also be made by the Company and the Warrant Agent in writing, and noncompliance with any provision of the Warrant Agreement or Warrants may be waived, either:

(i)           with the written consent of the Warrantholders of Warrants representing a majority of the aggregate Number of Warrants at the time outstanding; or

(ii)           by the adoption of a resolution at a meeting of Warrantholders called with proper notice at which a quorum is present by at least a number of Warrantholders of Warrants representing a majority of the Number of Warrants represented at such meeting.

(c)            However, no such modification, amendment or waiver may, without the written consent or the affirmative vote of each Warrantholder affected:

(i)           change the Expiration Date;

(ii)           increase the Exercise Price or decrease the Number of Warrants (except as explicitly set forth in Article 5);

(iii)           impair the right to institute suit for the enforcement of any payment or delivery with respect to the exercise and settlement of any Warrant;

(iv)           except as otherwise expressly permitted by provisions of this Warrant Agreement concerning specified reclassifications or corporate reorganizations, impair or adversely affect the exercise rights of Warrantholders, including any change to the calculation or payment of the Full Physical Share Amount or the Net Share Amount, as applicable;

(v)           reduce the percentage of Warrants outstanding necessary to modify or amend this Warrant Agreement or to waive any past default; or

(vi)           reduce the percentage in Warrants outstanding required for any other waiver under this Warrant Agreement.

(d)           The quorum at any meeting called to adopt a resolution will be Persons holding or representing Warrants representing a majority of the aggregate Number of Warrants at the time outstanding.

ARTICLE 7
Concerning the Warrant Agent and Other Matters

Section 7.01.  Payments Generally.  All payments hereunder shall be made in Dollars.

Section 7.02.  Payment of Certain Taxes. (a) The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable upon the initial issuance of the Warrants hereunder and the transfer of the Warrants to the New VEBA.

(b)           The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable upon the issuance of Common Stock upon the exercise of Warrants hereunder and the issuance of stock certificates in respect thereof in the respective names of, or in such names as may be directed by, the exercising Warrantholders; provided, however, that, except with respect to transfers to the New VEBA, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any Warrant Certificates or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 7.03.  Certain Tax Filings.  The Warrant Agent shall prepare and file with the appropriate governmental agency all appropriate tax information forms in respect of any payments made by the Warrant Agent hereunder (including, without limitation, Internal Revenue Service Form 1099-B) during each calendar year, or any portion thereof, during which the Warrant Agent performs services hereunder.

Section 7.04.  Change of Warrant Agent.  (a) The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company, except that such shorter notice may be given as the Company shall, in writing, accept as sufficient.  If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor warrant agent in place of the Warrant Agent.  If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated warrant agent or by any holder of Warrants (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the holder of any Warrants may apply to any court of competent jurisdiction for the appointment of a successor warrant agent.

(b)           The Warrant Agent shall have the right to resign as Warrant Agent hereunder or may be removed by the Company at any time, in each case upon 30 days’ written notice to the other party; provided, however, that the Company shall not be required to remove the Warrant Agent until a successor warrant agent meeting the qualifications hereof shall have been appointed.  In no event shall the Warrant Agent be required to continue to perform hereunder for more than 30 days following the notice indicated in this Section 7.04(b).

(c)           Any successor warrant agent, whether appointed by the Company or by such a court, shall be a corporation or banking association organized, in good standing and doing business under the laws of the United States of America or any state thereof or the District of Columbia, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or state authority and having a combined capital and surplus of not less than $50,000,000.  The combined capital and surplus of any such successor warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority.  After appointment, any successor warrant agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor warrant agent with like effect as if originally named as warrant agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor warrant agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor warrant agent all the authority, powers and rights of such predecessor warrant agent hereunder; and upon request of any successor warrant agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing to more fully and effectually vest in and conform to such successor warrant agent all such authority, powers, rights, immunities, duties and obligations.  Upon assumption by a successor warrant agent of the duties and responsibilities hereunder, the predecessor warrant agent shall deliver and transfer, at the expense of the Company, to the successor warrant agent any property at the time held by it hereunder.  As soon as practicable after such appointment, the Company shall give notice thereof to the predecessor warrant agent, the Warrantholders and each transfer agent for the shares of its Common Stock.  Failure to give such notice, or any defect therein, shall not affect the validity of the appointment of the successor warrant agent.

(d)           Any entity into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, shall be the successor Warrant Agent under this Warrant Agreement without any further act.  In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Warrant Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrant Certificates so countersigned, and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Warrant Agreement.

(e)           In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Warrant Agreement.

Section 7.05.  Compensation; Further Assurances.  The Company agrees that it will (a) pay the Warrant Agent reasonable compensation for its services as Warrant Agent hereunder and, except as otherwise expressly provided, will pay or reimburse the Warrant Agent upon demand for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in accordance with any of the provisions of this Warrant Agreement (including the reasonable compensation, expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may arise from its or any of their negligence or bad faith, and (b) perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement.

Section 7.06.  Reliance on Counsel.  The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the written opinion of such counsel or any advice of legal counsel subsequently confirmed by a written opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such written opinion or advice.

Section 7.07.  Proof of Actions Taken.  Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent shall deem it necessary or desirable that any matter be proved or established by the Company prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Warrant Agent, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Warrant Agent; and such Officer’s Certificate shall, in the absence of bad faith on the part of the Warrant Agent, be full warrant to the Warrant Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Warrant Agreement in reliance upon such certificate; but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable.

Section 7.08.  Correctness of Statements.  The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Warrant Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.

Section 7.09.  Validity of Agreement.  The Warrant Agent shall not be under any responsibility in respect of the validity of this Warrant Agreement or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificates (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement or in any Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Warrant Agreement or any Warrants or as to whether any shares of Common Stock will, when issued, be validly issued and fully paid and nonassessable.

Section 7.10.  Use of Agents; Paying Agent.  (a) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and the Warrant Agent shall not be responsible for the misconduct or negligence of any agent or attorney, provided due care had been exercised in the appointment and continued employment thereof.

(b)           The Warrant Agent hereby appoints the Paying Agent as its agent to make and receive any payments to be made or received by the Warrant Agent hereunder.

Section 7.11.  Indemnification of Warrant Agent.  The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of Warrants for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.  The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted in good faith by the Warrant Agent in the execution of this Warrant Agreement or otherwise arising in connection with this Warrant Agreement, except as a result of the Warrant Agent’s negligence or willful misconduct or bad faith.

Section 7.12.  Legal Proceedings.  The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Warrantholders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity.

Section 7.13.  Other Transactions in Securities of the Company.  The Warrant Agent in its individual or any other capacity may become the owner of Warrants or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

Section 7.14.  Actions as Agent.  The Warrant Agent shall act hereunder solely as agent and not in a ministerial or fiduciary capacity, and its duties shall be determined solely by the provisions hereof.  The duties and obligations of the Warrant Agent shall be determined solely by the express provisions of the Warrant Agreement, and the Warrant Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Warrant Agreement.  No implied covenants or obligations shall be read into the Warrant Agreement against the Warrant Agent.  No provision of the Warrant Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 7.15.  Appointment and Acceptance of Agency.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Warrant Agreement, and the Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth.

Section 7.16.  Liability Of Warrant Agent.  The Warrant Agent shall not be liable, whether in contract, in tort or otherwise, for anything that it may do or refrain from doing in good faith in connection with this Warrant Agreement, except for its own negligence or willful misconduct or bad faith.  To the extent the Warrant Agent is so liable notwithstanding the preceding sentence, the aggregate amount of any such liability shall not exceed $100,000, except to the extent such liability arises as a result of the Warrant Agent’s gross negligence, willful misconduct or bad faith.

Section 7.17.  Successors and Assigns.  All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 7.18.  Notices.  Any notice or demand authorized by this Warrant Agreement to be given or made by the Warrant Agent or by any Warrantholder to or on the Company shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention:  Treasurer

With a copy to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attention:  Donald S. Bernstein

Any notice or demand authorized by this Warrant Agreement to be given or made by any Warrantholder or by the Company to or on the Warrant Agent shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention:              [•]

Any notice of demand authorized by this Warrant Agreement to be given or made to any Warrantholder shall be sufficiently given or made if sent by first-class mail, postage prepaid to the last address of such Warrantholder as it shall appear on the Warrant Register.

Section 7.19.  Applicable Law. The validity, interpretation and performance of this Warrant Agreement and of the Warrant Certificates shall be governed by the law of the State of New York without giving effect to the principles of conflicts of laws thereof.

Section 7.20.  Benefit of this Warrant Agreement.  Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person or corporation other than the parties hereto and the Warrantholders any right, remedy or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Warrant Agreement contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Warrantholders.

Section 7.21.  Registered Warrantholders.  Prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the Person in whose name any Warrants are registered in the Warrant Register as the absolute owner thereof for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or interest in any Warrants on the part of any other Person and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer or with such knowledge of such facts that its participation therein amounts to bad faith.

Section 7.22.  Inspection of this Warrant Agreement.  A copy of this Warrant Agreement shall be available at all reasonable times for inspection by any registered Warrantholder at the principal office of the Warrant Agent (or successor warrant agent).  The Warrant Agent may require any such holder to submit his Warrant Certificate for inspection by it before allowing such holder to inspect a copy of this Warrant Agreement.

Section 7.23.  Headings.  The Article and Section headings herein are for convenience only and are not a part of this Warrant Agreement and shall not affect the interpretation thereof.

Section 7.24.  Counterparts.  This Warrant Agreement may be executed in any number of counterparts on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

FORD MOTOR COMPANY
By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent
By:
Name:
Title:

EXHIBIT A

FORM OF RESTRICTIVE LEGEND FOR WARRANTS

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NONE OF THIS SECURITY, ANY SHARES OF COMMON STOCK DELIVERED UPON EXERCISE OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF FORD MOTOR COMPANY (THE “ISSUER”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) IN COMPLIANCE WITH APPLICABLE TRANSFER RESTRICTIONS, IF ANY, SET FORTH IN SECTION [2.02] OF THE SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [•], 2009, BY AND BETWEEN FORD MOTOR COMPANY AND FORD-UAW HOLDINGS LLC (THE “REGISTRATION RIGHTS AGREEMENT”) AND (B):

(I)	TO THE ISSUER OR ANY SUBSIDIARY THEREOF; OR

(II)	PURSUANT TO A REGISTRATION STATEMENT COVERING THE RESALE OF THIS SECURITY THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR

(III)	PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT; OR

(IV)
TO THE NEW VEBA PURSUANT TO THE AMENDED SETTLEMENT AGREEMENT (AS SUCH TERMS ARE DEFINED IN THE WARRANT AGREEMENT DATED AS OF [•], 2009, BY AND BETWEEN THE ISSUER AND COMPUTERSHARE TRUST COMPANY, N.A., AS WARRANT AGENT).

A-1

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (B)(III) ABOVE, THE ISSUER AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS EITHER OF THEM MAY DEEM REASONABLY NECESSARY IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE HEREBY OR OTHERWISE BY THE ISSUER AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE SALE, TRANSFER, ASSIGNMENT, HEDGE, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR DISPOSAL OF THESE SECURITIES AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS AGREEMENT.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

A-2

EXHIBIT B

FORM OF RESTRICTIVE LEGEND FOR COMMON STOCK

THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SHARES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF FORD MOTOR COMPANY (THE “ISSUER”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) IN COMPLIANCE WITH APPLICABLE TRANSFER RESTRICTIONS, IF ANY, SET FORTH IN SECTION [2.02] OF THE SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [•], 2009, BY AND BETWEEN FORD MOTOR COMPANY AND FORD-UAW HOLDINGS LLC (THE “REGISTRATION RIGHTS AGREEMENT”), (B) PRIOR TO OCTOBER 1, 2012, ONLY IF THE “CLOSING SALE PRICE” (AS DEFINED IN THE WARRANT AGREEMENT, DATED AS OF [•], 2009, BY AND BETWEEN THE ISSUER AND COMPUTERSHARE TRUST COMPANY, N.A., AS WARRANT AGENT (THE “WARRANT AGREEMENT”)) OF THE COMMON STOCK OF THE ISSUER WAS GREATER THAN 120% OF THE THEN CURRENT “EXERCISE PRICE” (AS DEFINED IN THE WARRANT AGREEMENT) FOR AT LEAST 20 “TRADING DAYS” (AS DEFINED IN THE WARRANT AGREEMENT) IN THE 30 CONSECUTIVE TRADING DAYS ENDING ON THE LAST TRADING DAY OF THE PRECEDING CALENDAR QUARTER, AND (C):

(I)	TO THE ISSUER OR ANY SUBSIDIARY THEREOF; OR

(II)	PURSUANT TO A REGISTRATION STATEMENT COVERING THE RESALE OF THIS SECURITY THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR

(III)	PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT; OR

B-1

(IV)	TO THE NEW VEBA PURSUANT TO THE AMENDED SETTLEMENT AGREEMENT (AS SUCH TERMS ARE DEFINED IN THE WARRANT AGREEMENT).

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C)(III) ABOVE, THE ISSUER AND THE TRANSFER AGENT FOR SUCH SHARES OF COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS EITHER OF THEM MAY DEEM REASONABLY NECESSARY IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE HEREBY OR OTHERWISE BY THE ISSUER AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE SALE, TRANSFER, ASSIGNMENT, HEDGE, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR DISPOSAL OF THIS SECURITY IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS AGREEMENT.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

B-2

EXHIBIT C

FORM OF GLOBAL WARRANT LEGEND

UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FORD MOTOR COMPANY (THE “ISSUER”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.

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EXHIBIT D

FORM OF WARRANT CERTIFICATE

[FACE]

No. _____	CUSIP No. __________

[UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FORD MOTOR COMPANY (THE “ISSUER”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.]**

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NONE OF THIS SECURITY, ANY SHARES OF COMMON STOCK DELIVERED UPON EXERCISE OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF FORD MOTOR COMPANY (THE “ISSUER”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) IN COMPLIANCE WITH APPLICABLE TRANSFER RESTRICTIONS, IF ANY, SET FORTH IN SECTION [2.02] OF THE SECURITYHOLDER AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [•], 2009, BY AND BETWEEN FORD MOTOR COMPANY AND FORD-UAW HOLDINGS LLC (THE “REGISTRATION RIGHTS AGREEMENT”) AND (B):

** Bracketed language only appears on Global Warrants held in the name of DTC (or nominee thereof).

(I)	TO THE ISSUER OR ANY SUBSIDIARY THEREOF; OR

(II)	PURSUANT TO A REGISTRATION STATEMENT COVERING THE RESALE OF THIS SECURITY THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR

(III)	PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT; OR

(IV)
TO THE NEW VEBA PURSUANT TO THE AMENDED SETTLEMENT AGREEMENT (AS SUCH TERMS ARE DEFINED IN THE WARRANT AGREEMENT DATED AS OF [•], 2009, BY AND BETWEEN THE ISSUER AND COMPUTERSHARE TRUST COMPANY, N.A., AS WARRANT AGENT).

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (B)(III) ABOVE, THE ISSUER AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS EITHER OF THEM MAY DEEM REASONABLY NECESSARY IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE HEREBY OR OTHERWISE BY THE ISSUER AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE SALE, TRANSFER, ASSIGNMENT, HEDGE, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR DISPOSAL OF THESE SECURITIES AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS AGREEMENT.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

FORD MOTOR COMPANY

[Designation of Warrants]

NUMBER OF WARRANTS: Initially, [_____] Warrants, subject to adjustment as described in the Warrant Agreement dated as of [•], 2009 between Ford Motor Company and Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), each of which is exercisable for one share of Common Stock.

EXERCISE PRICE: Initially, $[_____] per Warrant, subject to adjustment as described in the Warrant Agreement.

FORM OF PAYMENT OF EXERCISE PRICE: Cash (if Full Physical Settlement is applicable), or Net Share Settlement (if Net Share Settlement is applicable).

FORM OF SETTLEMENT: Upon exercise of any Warrants represented hereby, the Warrantholder shall be entitled to receive, at the Warrantholder’s election, either (a) upon payment to the Warrant Agent of the Exercise Price (determined as of the relevant Exercise Date), one share of Common Stock per Warrant exercised, together with Cash in lieu of any fractional Warrants, or (b) without any payment therefor, a number of shares of Common Stock equal to the Net Share Amount, together with Cash in lieu of any fractional shares or fractional Warrants, in each case, as described in the Warrant Agreement.

DATES OF EXERCISE: At any time, and from time to time, prior to 5:00 p.m., New York City time, on the Expiration Date, the Warrantholder shall be entitled to exercise all Warrants then represented hereby and outstanding (which may include fractional Warrants) or any portion thereof (which shall not include any fractional Warrants).

PROCEDURE FOR EXERCISE:  Warrants may be exercised by (a) in the case of a Certificated Warrant, surrendering the Warrant Certificate evidencing such Warrant at the principal office of the Warrant Agent (or successor warrant agent), with the Exercise Notice set forth on the reverse of the Warrant Certificate duly completed and executed, together with any applicable transfer taxes, or (b) in the case of a Global Warrant, complying with the procedures established by the Depositary for the exercise of Warrants.

EXPIRATION DATE: January 1, 2013.

This Warrant Certificate certifies that __________________________, or its registered assigns, is the Warrantholder of the Number of Warrants (the “Warrants”) specified above[, as modified in Schedule A hereto,]** (such number subject to adjustment from time to time as described in the Warrant Agreement).

In connection with the exercise of any Warrants, (a) the Company shall determine the Full Physical Share Amount or Net Share Amount, as applicable,  for each Warrant, and (b) the Company shall, or shall cause the Warrant Agent to, deliver to the exercising Warrantholder, on the applicable Settlement Date, for each Warrant exercised, a number of Shares of Common Stock equal to the relevant Full Physical Share Amount or Net Share Amount, as applicable, together with Cash in lieu of any fractional shares or fractional Warrants as described in the Warrant Agreement.

Prior to the relevant Exercise Date as described more fully in the Warrant Agreement, Warrants will not entitle the Warrantholder to any of the rights of the holders of shares of Common Stock.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

In the event of any inconsistency between the Warrant Agreement and this Warrant Certificate, the Warrant Agreement shall govern.

** Bracketed language only appears on Global Warrants.

IN WITNESS WHEREOF, Ford Motor Company has caused this instrument to be duly executed.

Dated:

FORD MOTOR COMPANY

By:
Name:
Title:

Attest

By:
Secretary

Countersigned as of the date above written:

COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent

By:
Authorized Officer

[FORM OF REVERSE OF WARRANT CERTIFICATE]

FORD MOTOR COMPANY

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to a Warrant Agreement, dated as of [•], 2009 (the “Warrant Agreement”), between the Company and Computershare Trust Company, N.A. (the “Warrant Agent”), and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate or a beneficial interest therein.  Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.  A copy of the Warrant Agreement is on file at the Warrant Agent’s Office.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of New York without regard to the conflicts of laws principles thereof.

[To be attached if Warrant is a Certificated Warrant]

Exercise Notice

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

Attention:          [•]

The undersigned (the “Registered Warrantholder”) hereby irrevocably exercises ______________ Warrants (the “Exercised Warrants”) and delivers to you herewith a Warrant Certificate or Warrant Certificates, registered in the Registered Warrantholder’s name, representing a Number of Warrants at least equal to the number of Exercised Warrants.

The Registered Warrantholder hereby either:

☐
elects for Full Physical Settlement to apply to the Exercised Warrants pursuant to Section 3.03 of the Warrant Agreement and confirms that it will, prior to 11:00 a.m., New York City time, on the Settlement Date, pay an amount equal to the Exercise Price (determined as of the relevant Exercise Date), multiplied by the number of Exercised Warrants, by federal wire or other immediately available funds payable to the order of the Company to the account maintained by the Warrant Agent and notified to the Registered Warrantholder as required under Section 3.03(b) of the Warrant Agreement; or

☐	elects for Net Share Settlement to apply to the Exercised Warrants pursuant to Section 3.03 of the Warrant Agreement.

The Registered Warrantholder hereby directs the Warrant Agent to:

(a)           deliver the Full Physical Share Amount or Net Share Amount, as applicable, for each of the Exercised Warrants as follows:

__________________________________________________________; and

(b)           if the number of Exercised Warrants is less than the Number of Warrants represented by the enclosed Warrant Certificates, to deliver a Warrant Certificate representing the unexercised Warrants to:

__________________________________________________________

Dated:
(Registered Warrantholder)

By:
Authorized Signature
Address:
Telephone:

[To Be Attached if Warrant is a Global Warrant]

SCHEDULE A

SCHEDULE OF INCREASES OR DECREASES IN WARRANTS

The initial Number of Warrants represented by this Global Warrant is __________.  In accordance with the Warrant Agreement dated as of [•], 2009 among the Company and Computershare Trust Company, N.A., as Warrant Agent, the following increases or decreases in the Number of Warrants represented by this certificate have been made:

Date	Amount of increase in Number of Warrants evidenced by this Global Warrant	Amount of decrease in Number of Warrants evidenced by this Global Warrant	Number of Warrants evidenced by this Global Warrant following such decrease or increase	Signature of authorized signatory

[To Be Attached if Warrant is a Global Warrant or Certificated Warrant]

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Warrant(s) represented by this Certificate to:

Name, Address and Zip Code of Assignee

and irrevocably appoints
Name of Agent

as its agent to transfer this Warrant Certificate on the books of the Warrant Agent.

[Signature page follows]

Date:

Name of Transferee
By:
Name:
Title:

(Sign exactly as your name appears on the other side of this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

EXHIBIT E

FORM OF CERTIFICATE OF COMPLIANCE WITH TRANSFER RESTRICTIONS

In connection with the sale, assignment and transfer of ____________ Warrants by ______________________________ unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) prior to the expiration of the holding period applicable to sales thereof under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor provision), the undersigned confirms that such Warrants are being transferred:

☐	To Ford Motor Company (the “Issuer”) or any subsidiaries thereof; or

☐	Pursuant to a registration statement covering the resale of such Warrants that has become effective under the Securities Act; or

☐	Pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

☐	To the New VEBA pursuant to the Amended Settlement Agreement (as such terms are defined in the Warrant Agreement).

Prior to the registration of any transfer in accordance with the third box above, the Issuer and the Warrant Agent reserve the right to require the delivery of such legal opinion, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws.

Unless one of the boxes is checked, the Warrant Agent will refuse to register any of the Warrants evidenced by this certificate in the name of any person other than the registered holder thereof.

Date:	[__________]

[Insert name of transferee]

By:
Name:
Title:

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EXHIBIT F

FORM OF COMMON STOCK REQUISITION ORDER

[Date]

Via Facsimile [(781) 828-8813]

Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention:  Treasurer

Re:	DWAC Issuance
Control No. _________

Ladies and Gentlemen:

You are hereby authorized to issue and deliver the shares of Common Stock as indicated below via DWAC.  The shares are being issued to cover the exercise of Warrants under the Warrant Agreement, dated as of [•], 2009, between Ford Motor Company and Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”). Defined terms used but not defined herein have the meaning assigned to them in the Warrant Agreement.

Number of Shares:

Original Issue or

Transfer from Treasury Account

Broker Name:

Broker’s DTC Number:

Contact and Phone:

The Broker will initiate the DWAC transaction on (date).

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Sincerely,

Computershare Trust Company, N.A.,
as Warrant Agent

By:
Name:
Title:

cc:           [Insert name] via facsimile [insert fax number]
Broker

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